UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-02224

MML Series Investment Fund
(Exact name of registrant as specified in charter)

1295 State Street, Springfield, MA			01111
(Address of principal executive offices)			(Zip code)

Richard J. Byrne 1295 State Street, Springfield, MA 01111
(Name and address of agent for service)

Registrant’s telephone number, including area code:		413-788-8411

Date of fiscal year end:	12/31/2007

Date of reporting period:	12/31/2007

Item 1. Reports to Stockholders.

MML Series
Investment Fund

Annual Report

MML Large Cap Value Fund

MML Equity Index Fund

MML Growth Equity Fund

MML NASDAQ-100® Fund

MML Small Cap Growth Equity Fund

MML Emerging Growth Fund

This annual report describes certain funds offered through the Series. Your variable product prospectus will list which of these funds are available through your variable product.

December 31, 2007

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Table of Contents

Letter to Shareholders	1

Portfolio Manager Reports	3

Portfolio of Investments	25

MML Large Cap Value Fund	25

MML Equity Index Fund	28

MML Growth Equity Fund	34

MML NASDAQ-100® Fund	37

MML Small Cap Growth Equity Fund	39

MML Emerging Growth Fund	43

Statement of Assets and Liabilities	46

Statement of Operations	48

Statement of Changes in Net Assets	50

Financial Highlights	54

Notes to Financial Statements	59

Report of Independent Registered Public Accounting Firm	70

Trustees and Officers (Unaudited)	71

Federal Tax Information (Unaudited)	75

Other Information (Unaudited)	76

This material must be preceded or accompanied by a current prospectus for the MML Series Investment Fund. Investors should consider a Fund's investment objective, risks and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus. Read it carefully before investing.

MML Series Investment Fund Report – President's Letter to Shareholders

To Our Shareholders

Richard J. Byrne

Given the numerous challenges the market presented to investors in 2007, we believe current market conditions emphasize the critical nature of maintaining a disciplined focus on a long-term investment strategy. Financial professionals recommend that investment strategies align with an individual's risk tolerance, financial goals and time horizon—employing diversification based on these factors. It is extremely difficult to predict future market conditions, so developing and maintaining an appropriate investment strategy is key during periods of market volatility.

December 31, 2007

2007's challenging environment

Equities and fixed-income investments both advanced in 2007, although stocks in the U.S. stumbled in the last few months of the year. For the 12-month period ended December 31, 2007, the Dow Jones Industrial AverageSM ("the Dow"), a benchmark of blue-chip stocks, returned 6.43% and the S&P 500® Index, a measure of U.S. large-cap stock performance, gained 5.49%. The leader in the U.S. equity markets was the NASDAQ Composite® Index ("NASDAQ"), a barometer of technology stock performance, which advanced 9.81%. In foreign developed equity markets, the Morgan Stanley Capital International Europe, Australasia, Far East ("MSCI® EAFE®") Index outperformed most of its U.S. counterparts with its 11.17% return. In the fixed-income arena, the Lehman Brothers® Aggregate Bond Index, a broad measure of the U.S. investment-grade bond market, advanced 6.97%.*

Stocks in the U.S. showed little change during the first quarter of 2007, despite a significant increase in volatility. The Dow declined slightly; conversely, the S&P 500 Index and the NASDAQ each finished with a small advance. The depreciating U.S. dollar continued to support the returns of foreign stocks – helping drive the strong performance of the MSCI EAFE Index. Investor concerns about the weak housing market and subprime lender problems caused higher-quality bond prices to rally and yields to ease. Bond prices move in the opposite direction of interest rates (or yields); when yields rise, the prices of existing bonds fall – and vice versa. In this environment, the Lehman Brothers Aggregate Bond Index posted a positive return for the first quarter of 2007.

Most U.S. stock indexes advanced in the second quarter of 2007, as stocks rode a wave of optimism over corporate earnings and overcame short periods of increased volatility associated with investor concerns about soft retail sales, rising interest rates, inflation, the housing market and subprime mortgages. Performance was mixed among fixed-income categories, but investors favored shorter-term bonds.

Most categories of domestic stocks finished the third quarter of 2007 higher, despite significant market volatility caused by the escalating subprime mortgage crisis. In August, the Federal Reserve ("Fed") cut the discount rate – the interest rate that regional Fed banks charge banks and other financial institutions when they borrow funds on a short-term basis – by 0.50%. After some negative movement in key economic indicators, the Fed lowered the closely watched target federal funds rate by 0.50% to 4.75%, simultaneously cutting the discount rate an additional 0.50% at its September 18 meeting. The federal funds rate is the interest rate that banks and other financial institutions charge each other for borrowing funds overnight. As a result, most broad-based U.S. stock indexes were trading near their all-time highs at the end of the quarter, and the MSCI EAFE Index advanced slightly. In the bond marketplace, growing concerns about a weakening economy triggered a decline in bond yields and boosted prices, helping the Lehman Brothers Aggregate Bond Index advance for the quarter.

The fourth quarter began on a positive note, with investors still savoring the third-quarter Fed-engineered interest rate cuts. The Fed's fourth-quarter interest rate reductions (which totaled an additional 0.50% each from both the federal funds and discount rates) failed to help investor confidence in the face of inflationary pressures, lackluster holiday retail sales and news detailing the ramifications of subprime exposure on large financial companies. U.S. equities traded lower, as ongoing weakness in the housing market, escalating subprime concerns and crude oil prices that approached $100 per barrel undermined investor confidence. Foreign stocks were not immune during this difficult period: The MSCI EAFE Index fell 1.75% for the fourth quarter. In this environment,

* Indexes are unmanaged, do not incur fees or expenses and cannot be purchased directly for investment.

(Continued)

1

MML Series Investment Fund Report – President's Letter to Shareholders (Continued)

higher-quality bonds performed well amid growing concerns about a slowing economy and even a possible recession in the United States. In the end, the Lehman Brothers Aggregate Bond Index advanced 3.00% for the quarter.

A look back at 2007 as we head into 2008

Above all, 2007 was a year in which the subprime mortgage situation developed from a concern into a full-blown crisis. There had been speculation for some time that many subprime mortgages, with their low teaser interest rates scheduled to reset at much higher levels, were a potential threat to borrowers and, by extension, those who invested in securities backed by those loans. The dangers of subprime borrowing didn't seem to grab investors' attention, however, until the situation got bad enough to damage the earnings of some of Wall Street's largest and strongest blue-chip financial companies – such as Bear Stearns, Citigroup, Merrill Lynch, Morgan Stanley and Wachovia. Fourth-quarter profit projections for S&P 500 companies as a group swung from an 11.5% gain at the beginning of October 2007 to a 6.1% drop as of December 31, 2007, mainly due to the deteriorating environment in the financial sector. This movement represented the largest quarterly shift since 1999, according to Reuters Estimates.

Outlook

While the fourth-quarter earnings outlook was scaled back considerably, consensus estimates for 2008 remained upbeat, particularly for the second half of the year. Those forecasts assume that the economy will avoid a recession, in part because of an accommodative Fed. While the Fed has demonstrated its willingness to lower interest rates in order to head off a recession, inflationary pressures could limit the central bank's choices going forward. We are cautious, but the truth is that we cannot predict when recessions will occur. It is also true that stocks can perform well during a slowdown as long as economic activity doesn't decelerate too much. Given the difficulty of predicting future market conditions, you may want to consider consulting your financial representative. He or she can work with you to develop a course of action that will help you stay invested for the long term, according to a plan that fits your risk tolerance, time horizon and financial objectives.

Richard J. Byrne
President

The information provided is the opinion of MassMutual Retirement Services Investments Marketing as of 1/1/08 and is subject to change without notice. It is not to be construed as tax, legal or investment advice. Of course, past performance does not guarantee future results.

2

MML Large Cap Value Fund – Portfolio Manager Report

What is the investment objective of the MML Large Cap Value Fund – and who is the Fund's sub-adviser?  The Fund seeks both capital growth and income by selecting businesses that possess characteristics that the Fund's sub-adviser, Davis Selected Advisers, L.P. (Davis) believes foster the creation of long-term value, such as proven management, a durable franchise and business model, and sustainable competitive advantages.

How did the Fund perform during the 12 months ended December 31, 2007?  The Fund returned 4.22%, trailing the 5.49% return of the S&P 500® Index, a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Fund did, however, outpace the -0.17% return of the Russell 1000® Value Index, an unmanaged index representative of stocks with a greater-than-average value orientation among the stocks of the largest 1000 U.S. companies based on capitalization.

What was the investment background during the period?  Domestic stocks showed little change during the first quarter of 2007, despite a significant increase in volatility across the board. Although the Dow Jones Industrial AverageSM ("the Dow") notched a new closing high in February, the blue-chip benchmark declined slightly for the three months ended March 31, 2007. The S&P 500 Index finished with a small advance, as did the NASDAQ Composite® Index ("NASDAQ"), a barometer of technology stock performance, which barely managed to post a gain for the period. A depreciating U.S. dollar supported the returns of foreign stocks, helping the Morgan Stanley Capital International Europe, Australasia, Far East ("MSCI® EAFE®") Index outperform its U.S. counterparts for the quarter. Most U.S. stock indexes advanced in the second quarter, with some setting records along the way. Stocks rode a wave of optimism over corporate earnings early in the quarter and later overcame short periods of increased volatility associated with investor concerns about soft retail sales, rising interest rates, inflation, the housing market and subprime mortgages. During the period, the housing market remained depressed, and long-term interest rates moved decisively higher. Crude oil surged to close the quarter near $70 per barrel.

Most categories of domestic stocks finished the third quarter of 2007 higher, despite significant market volatility caused by the escalating subprime mortgage crisis. In August, the Federal Reserve ("Fed") cut the discount rate – the interest rate that regional Fed banks charge banks and other financial institutions when they borrow funds on a short-term basis – by 0.50%. After some negative movement in key economic indicators, the Fed lowered the closely watched target federal funds rate by 0.50% to 4.75%, simultaneously cutting the discount rate an additional 0.50% at its September 18 meeting. The federal funds rate is the interest rate that banks and other financial institutions charge each other for borrowing funds overnight. As a result, most broad-based U.S. stock indexes were trading near their all-time highs at the end of the third quarter, and the MSCI EAFE Index advanced slightly. The fourth quarter began on a positive note, with investors still savoring the third-quarter Fed-engineered interest rate cuts. The Fed's fourth-quarter interest rate reductions (which totaled an additional 0.50% each from both the federal funds and discount rates) failed to help investor confidence in the face of inflationary pressures, lackluster holiday retail sales and news detailing the ramifications of subprime exposure on large financial companies. U.S. equities traded lower, as ongoing weakness in the housing market, escalating subprime concerns and crude oil prices that approached $100 per barrel undermined investor confidence. Foreign stocks were not immune during this difficult period: The MSCI EAFE Index fell 1.75% for the fourth quarter.

What factors contributed to the Fund's performance?  In the first three months of 2007, the Fund's allocations to the health care and materials sectors fueled its performance – and helped balance the results from other sectors, which were flat to modestly negative. Individual contributors during the period included Martin Marietta, EOG Resources, Vulcan Materials, Loews Corp. and CVS/Caremark (formed out of the merger between CVS and Caremark Rx in March). Conversely, the stocks that detracted most from the Fund's return in the first quarter included Harley-Davidson, American Express, Comcast, American International Group and Progressive Corp. In the second quarter of 2007, the Fund's allocations to the financials, energy, consumer discretionary and consumer staples sectors contributed to its performance, while detractors were largely stock specific.

3

MML Large Cap Value Fund – Portfolio Manager Report (Continued)

In the third quarter of 2007, the Fund's holdings in the energy and consumer staples sectors were the largest contributors to the Fund's performance, while select holdings in the consumer discretionary sector detracted. Finally, in the fourth quarter of 2007, the Fund's investments in the energy, consumer staples and information technology sectors were the greatest drivers of the portfolio's returns. Conversely, individual stocks in the consumer discretionary and financial sectors hampered the Fund's progress.

What is your outlook?  Whatever happens in 2008 and whatever styles, industries or market capitalizations move into or out of favor, we remain committed to our investment discipline of buying durable businesses at value prices and holding them for the long term. We believe that keen attention to stock selection, in tandem with a sensible framework for building portfolios, can help the Fund withstand a variety of market conditions.

4

MML Large Cap Value Fund – Portfolio Manager Report (Continued)

MML Large Cap Value Fund

Industry Table

(% of Net Assets) on 12/31/07

Oil & Gas	15.2%
Insurance	15.2%
Diversified Financial	11.6%
Retail	9.4%
Banks	6.3%
Media	4.8%
Agriculture	3.9%
Commercial Services	3.4%
Software	3.0%
Beverages	1.9%
Computers	1.8%
Electronics	1.8%
Cosmetics & Personal Care	1.6%
Packaging & Containers	1.5%
Telecommunications	1.5%
Pharmaceuticals	1.5%
Health Care — Products	1.5%
Manufacturing	1.3%
Internet	1.2%
Mining	1.2%
Health Care — Services	1.1%
Leisure Time	1.1%
Transportation	1.0%
Coal	0.8%
Holding Company — Diversified	0.8%
Building Materials	0.8%
Semiconductors	0.7%
Foods	0.2%
Housewares	0.1%
Real Estate	0.1%
Total Long-Term Investments	96.3%
Short-Term Investments and Other Assets and Liabilities	3.7%
100.0%

MML Large Cap Value Fund

Ten Largest Stock Holdings

(% of Net Assets) on 12/31/07

Costco Wholesale Corp.	4.8%
ConocoPhillips	4.7%
American Express Co.	4.2%
Berkshire Hathaway, Inc. Cl. A	3.9%
Altria Group, Inc.	3.9%
American International Group, Inc.	3.8%
JP Morgan Chase & Co.	3.6%
Occidental Petroleum Corp.	3.2%
Devon Energy Corp.	2.7%
Microsoft Corp.	2.6%

5

MML Large Cap Value Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Large Cap Value Fund, the S&P 500 Index and the Russell 1000 Value Index.

MML Series Investment Fund
Total Returns

	One Year 1/1/07 - 12/31/07	Five Year Average Annual 1/1/03 - 12/31/07	Since Inception Average Annual 5/1/00 - 12/31/07
MML Large Cap Value Fund	4.22%	13.53%	4.37%
S&P 500 Index	5.49%	12.82%	1.84%
Russell 1000 Value Index	(0.17)%	14.63%	7.17%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index and the Russell 1000 Value Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges. The inclusion of these charges would have reduced the performance shown here.

6

MML Equity Index Fund – Portfolio Manager Report

What is the investment objective of the MML Equity Index Fund – and who is the Fund's sub-adviser?  The Fund seeks to provide investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate as represented by the S&P 500® Index. The Fund pursues this objective by investing at least 80% of its net assets in the securities of companies that make up the S&P 500 Index. The Fund's sub-adviser is Northern Trust Investments, N.A. (Northern).

How did the Fund perform during the 12 months ended December 31, 2007?  The Fund's Class I shares returned 5.13%, lagging the 5.49% return of the S&P 500 Index, a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies.

What was the investment background during the period?  Overcoming a dip in the market in February, U.S. equity markets posted positive numbers for the first half of 2007, despite negative pressures surrounding subprime loan defaults, rising interest rates and geopolitical conflicts in the Middle East and Asia. The S&P 500 Index closed at an all-time high in May. Ongoing merger and acquisition activity, takeover announcements and strong earnings reports also contributed to the markets' performance in the first quarter of 2007. On January 18, 2007, crude oil prices dropped to $51 a barrel on higher-than-expected supply news. This retreat was short-lived, as oil closed higher at the end of the second quarter, at around $70 per barrel. The Federal Reserve ("Fed") kept interest rates unchanged during the second quarter of 2007.

Most categories of domestic stocks finished the third quarter of 2007 higher, despite significant market volatility caused by the escalating subprime mortgage crisis. In August, the Fed cut the discount rate – the interest rate that regional Fed banks charge banks and other financial institutions when they borrow funds on a short-term basis – by 0.50%. After some negative movement in key economic indicators, the Fed lowered the closely watched target federal funds rate by 0.50% to 4.75%, simultaneously cutting the discount rate an additional 0.50% at its September 18 meeting. The federal funds rate is the interest rate that banks and other financial institutions charge each other for borrowing funds overnight. As a result, most broad-based U.S. stock indexes were trading near their all-time highs at the end of the quarter. The fourth quarter began on a positive note, with investors still savoring the third-quarter Fed-engineered interest rate cuts. The Fed's fourth-quarter interest rate reductions (which totaled an additional 0.50% each from both the federal funds and discount rates) failed to bolster investor confidence in the face of inflationary pressures, lackluster holiday retail sales and news detailing the ramifications of subprime exposure on large financial companies. U.S. equities traded lower, as ongoing weakness in the housing market, escalating subprime concerns and crude oil prices that approached $100 per barrel undermined investor confidence.

What factors contributed to the Fund's performance?  Large capitalization stocks, as represented by the S&P 500 Index, returned 5.49% for the one-year period ended December 31, 2007. Large-cap stocks outpaced their small-cap counterparts for the 12-month period, as measured by the Russell 2000® Index, which returned -1.56%. From a style perspective, value stocks outpaced their growth competitors in the first half of 2007, while the trend reversed itself in the second half.

For full-year 2007, positive performance within sectors was broad based, with eight of 10 sectors posting positive returns. The energy, information technology and consumer staples sectors added the most value. The energy sector had the largest return for the 12-month period, with its advance of 34.40%. The information technology sector saw strong performance from computer and Internet software securities. Within the consumer staples sector, beverage and household product industry groups added the most value. Conversely, the financial and consumer discretionary sectors were the only detractors for the 12-month period. Financials were down 18.63% for the year, as the subprime fallout and housing slowdown had disastrous consequences for that market sector.

What is your outlook?  As we enter 2008, investors face a wide array of challenges. These include the price of oil, the subprime crisis, Fed policy and inflation, to name just a few. Despite these uncertainties, we believe that the Fund continues to be positioned to pursue returns that are consistent with those of the S&P 500 Index.

"Standard & Poor's®", "S&P®", "S&P 500®", "Standard & Poor's 500" and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

7

MML Equity Index Fund – Portfolio Manager Report (Continued)

MML Equity Index Fund

Industry Table

(% of Net Assets) on 12/31/07

Oil & Gas	10.2%
Diversified Financial	6.5%
Telecommunications	6.1%
Pharmaceuticals	5.7%
Banks	5.3%
Retail	5.0%
Manufacturing	5.0%
Computers	4.8%
Insurance	4.4%
Software	4.1%
Electric	3.3%
Health Care — Products	3.2%
Semiconductors	2.7%
Media	2.7%
Beverages	2.4%
Aerospace & Defense	2.3%
Internet	2.3%
Cosmetics & Personal Care	2.2%
Oil & Gas Services	1.9%
Chemicals	1.9%
Foods	1.8%
Transportation	1.7%
Agriculture	1.6%
Health Care — Services	1.5%
Real Estate Investment Trusts (REITS)	0.9%
Biotechnology	0.8%
Mining	0.8%
Commercial Services	0.7%
Electronics	0.6%
Machinery — Diversified	0.5%
Pipelines	0.5%
Household Products	0.4%
Machinery — Construction & Mining	0.4%
Auto Manufacturers	0.4%
Electrical Components & Equipment	0.4%
Forest Products & Paper	0.3%
Lodging	0.3%
Iron & Steel	0.3%
Leisure Time	0.2%
Apparel	0.2%
Coal	0.2%
Automotive & Parts	0.2%
Engineering & Construction	0.2%
Savings & Loans	0.2%
Office Equipment/Supplies	0.2%
Gas	0.2%
Environmental Controls	0.2%
Metal Fabricate & Hardware	0.1%
Advertising	0.1%
Building Materials	0.1%
Packaging & Containers	0.1%
Entertainment	0.1%
Distribution & Wholesale	0.1%
Home Builders	0.1%
Home Furnishing	0.1%
Toys, Games & Hobbies	0.1%
Hand & Machine Tools	0.1%
Airlines	0.1%
Holding Company — Diversified	0.1%
Housewares	0.1%
Total Long-Term Investments	99.0%
Short-Term Investments and Other Assets and Liabilities	1.0%
100.0%

MML Equity Index Fund

Ten Largest Stock Holdings

(% of Net Assets) on 12/31/07

Exxon Mobil Corp.	3.9%
General Electric Co.	2.9%
Microsoft Corp.	2.2%
AT&T, Inc.	1.9%
The Procter & Gamble Co.	1.8%
Chevron Corp.	1.5%
Johnson & Johnson	1.5%
Bank of America Corp.	1.4%
Apple, Inc.	1.3%
Cisco Systems, Inc.	1.3%

8

MML Equity Index Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Equity Index Fund Class I and the S&P 500 Index.

MML Series Investment Fund
Total Returns

	One Year 1/1/07 - 12/31/07	Five Year Average Annual 1/1/03 - 12/31/07	Ten Year Average Annual 1/1/98 - 12/31/07
MML Equity Index Fund Class I	5.13%	12.37%	5.45%
S&P 500 Index	5.49%	12.82%	5.91%

Hypothetical Investments in MML Equity Index Fund Class II, Class III and the S&P 500 Index.

MML Series Investment Fund
Total Returns

	One Year 1/1/07 - 12/31/07	Five Year Average Annual 1/1/03 - 12/31/07	Since Inception Average Annual 5/1/00 - 12/31/07
MML Equity Index Fund Class II	5.24%	12.55%	1.56%
MML Equity Index Fund Class III	5.40%	12.70%	1.66%
S&P 500 Index	5.49%	12.82%	1.84%

GROWTH OF $10,000 INVESTMENT FOR THE PAST TEN YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges. The inclusion of these charges would have reduced the performance shown here.

9

MML Growth Equity Fund – Portfolio Manager Report

What is the investment objective of the MML Growth Equity Fund – and who is the Fund's sub-adviser?  The Fund seeks long-term growth of capital and future income by normally investing at least 80% of its net assets in the common stocks and securities convertible into common stocks of companies that the Fund's sub-adviser believes offer prospects for long-term growth. Effective November 28, 2007, T. Rowe Price Associates, Inc. (T. Rowe Price) replaced Grantham, Mayo, Van Otterloo & Co. LLC (GMO) as the Fund's sub-adviser.

How did the Fund perform during the 12 months ended December 31, 2007?  The Fund returned 4.34%, underperforming the 11.81% return of the Russell 1000® Growth Index, an unmanaged index consisting of those Russell 1000 securities (representing the 1000 largest U.S. companies based on market capitalization) with greater-than-average growth orientation that tend to exhibit higher price-to-book ratios and forecasted growth values than securities in the value universe. The Fund also trailed the 5.49% return of the S&P 500® Index, a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies.

As we originally noted in the Fund's June 30, 2007 semi-annual report, going forward, the Fund's performance will be compared to the Russell 1000 Growth Index rather than the S&P 500 Index because the Russell 1000 Growth Index more closely represents the Fund's investment strategy.

What was the investment background during the period?  Domestic stocks showed little change during the first quarter of 2007, despite a significant increase in volatility across the board. Although the Dow Jones Industrial AverageSM ("the Dow") notched a new closing high in February, the blue-chip benchmark declined slightly for the three months ended March 31, 2007. The S&P 500 Index finished with a small advance, as did the NASDAQ Composite® Index ("NASDAQ"), a barometer of technology stock performance, which barely managed to post a gain for the period. Most U.S. stock indexes advanced in the second quarter, with some setting records along the way. Stocks rode a wave of optimism over corporate earnings early in the quarter and later overcame short periods of increased volatility associated with investor concerns about soft retail sales, rising interest rates, inflation, the housing market and subprime mortgages. During the period, the housing market remained depressed, and long-term interest rates moved decisively higher. Crude oil surged to close the quarter near $70 per barrel.

Most categories of domestic stocks finished the third quarter of 2007 higher, despite significant market volatility caused by the escalating subprime mortgage crisis. In August, the Federal Reserve ("Fed") cut the discount rate – the interest rate that regional Fed banks charge banks and other financial institutions when they borrow funds on a short-term basis – by 0.50%. After some negative movement in key economic indicators, the Fed lowered the closely watched target federal funds rate by 0.50% to 4.75%, simultaneously cutting the discount rate an additional 0.50% at its September 18 meeting. The federal funds rate is the interest rate that banks and other financial institutions charge each other for borrowing funds overnight. As a result, most broad-based U.S. stock indexes were trading near their all-time highs at the end of the quarter. The Fed's fourth-quarter interest rate reductions (which totaled an additional 0.50% each from both the federal funds and discount rates) failed to help investor confidence in the face of inflationary pressures, lackluster holiday retail sales and news detailing the ongoing impact of subprime exposure on large financial companies. U.S. equities traded lower, as ongoing weakness in the housing market, escalating subprime concerns and crude oil prices that approached $100 per barrel undermined investor confidence.

What factors contributed to the Fund's performance?  The portfolio's concentration in high-quality stocks – at the expense of their low-quality counterparts – detracted from returns in the first quarter of 2007. Of the portfolio's investment disciplines (valuation and momentum), momentum benefited performance during the period, whereas valuation detracted. After hindering the Fund's progress in the late-February stock market decline, momentum resumed its favorable performance in March, with a positive finish for the first quarter. Sector selection was a positive influence on results, aided by the Fund's positions in the oil/gas and retail stores sectors and de-emphasis of technology. The Fund's relative positions in the machinery, services and utility sectors all detracted from performance. Turning to the second quarter of 2007, the Fund's valuation discipline fared poorly in April before stabilizing somewhat in May and June. On the other hand, the momentum portfolio declined steadily throughout the period. Sector selection detracted from the portfolio's returns, although holdings in the oil/gas, construction and automotive sectors

10

MML Growth Equity Fund – Portfolio Manager Report (Continued)

contributed to returns. On the downside, the strategy's overall positioning in retail stores, technology and machinery detracted.

Sector selection hampered the Fund's returns in the third quarter of 2007. Underweight positions in the transportation, financial, and utilities sectors contributed positively to results, whereas the portfolio's overweight position in retail stores and underweight in technology and machinery detracted. In the fourth quarter of 2007, the Fund's valuation investment discipline was detrimental, while momentum proved beneficial. From a sector perspective, the materials and information technology sectors were the leading contributors for the quarter. Consumer discretionary and financials were the laggards, posting negative returns.

What is your outlook?  Numerous forces will continue to influence the direction that the market takes throughout 2008. These include the price of oil; the subprime crisis and its impact on housing in particular, and the U.S. economy in general; Fed policy and inflation – to name just a few. Despite these uncertainties, we believe that maintaining our disciplined investment approach will help the Fund successfully withstand any challenges that may lie ahead.

11

MML Growth Equity Fund – Portfolio Manager Report (Continued)

MML Growth Equity Fund

Industry Table

(% of Net Assets) on 12/31/07

Telecommunications	9.3%
Diversified Financial	8.2%
Software	7.7%
Pharmaceuticals	7.0%
Internet	6.8%
Manufacturing	6.1%
Retail	5.9%
Oil & Gas Services	5.6%
Computers	4.6%
Health Care — Services	4.3%
Banks	3.9%
Semiconductors	3.9%
Health Care — Products	3.6%
Oil & Gas	2.9%
Aerospace & Defense	2.6%
Media	2.0%
Lodging	1.7%
Engineering & Construction	1.7%
Biotechnology	1.7%
Commercial Services	1.7%
Insurance	1.6%
Chemicals	1.6%
Cosmetics & Personal Care	1.3%
Mining	1.2%
Advertising	0.6%
Beverages	0.5%
Entertainment	0.4%
Toys, Games & Hobbies	0.3%
Foods	0.3%
Transportation	0.2%
Electronics	0.2%
Auto Manufacturers	0.1%
Total Long-Term Investments	99.5%
Short-Term Investments and Other Assets and Liabilities	0.5%
100.0%

MML Growth Equity Fund

Ten Largest Stock Holdings

(% of Net Assets) on 12/31/07

Google, Inc. Cl. A	3.3%
General Electric Co.	3.2%
Microsoft Corp.	2.9%
Schlumberger Ltd.	2.6%
Danaher Corp.	2.5%
Apple, Inc.	2.4%
State Street Corp.	2.2%
Amazon.com, Inc.	2.1%
CVS Caremark Corp.	2.0%
Smith International, Inc.	1.8%

12

MML Growth Equity Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Growth Equity Fund, the Russell 1000 Growth Index and the S&P 500 Index.

MML Series Investment Fund
Total Returns

	One Year 1/1/07 - 12/31/07	Five Year Average Annual 1/1/03 - 12/31/07	Since Inception Average Annual 5/3/99 - 12/31/07
MML Growth Equity Fund	4.34%	7.33%	(0.77)%
Russell 1000 Growth Index	11.81%	12.11%	(0.17)%
S&P 500 Index	5.49%	12.82%	2.76%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Growth Index and the S&P 500 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges. The inclusion of these charges would have reduced the performance shown here.

13

MML NASDAQ-100® Fund – Portfolio Manager Report

What is the investment objective of the MML NASDAQ-100® Fund (formerly known as the MML OTC 100 Fund) – and who is the Fund's sub-adviser?  On November 30, 2007, the MML OTC 100 Fund's name changed to the MML NASDAQ-100® Fund. The MML NASDAQ-100 Fund seeks to approximate, as closely as practicable (before fees and expenses), the total return of the NASDAQ-100 Index®. The Fund's sub-adviser is Northern Trust Investments, N.A. (Northern).

How did the Fund perform during the 12 months ended December 31, 2007?  The Fund returned 18.86%, moderately exceeding the 18.67% return of the NASDAQ-100 Index. The NASDAQ-100 Index is a modified capitalization-weighted index composed of the 100 largest non-financial companies listed on the National Association of Securities Dealers Automated Quotations System ("NASDAQ").

What was the investment background during the period?  Overcoming a dip in the market in February, U.S. equity markets posted positive numbers for the first half of 2007, despite negative pressures surrounding subprime loan defaults, rising interest rates and geopolitical conflicts in the Middle East and Asia. The S&P 500® Index closed at an all-time high in May. Ongoing merger and acquisition activity, takeover announcements and strong earnings reports also contributed to market performance in the first quarter of 2007. On January 18, 2007, crude oil prices dropped to $51 a barrel on higher-than-expected supply news. This retreat was short-lived, as oil closed higher at the end of the second quarter, at around $70 per barrel. The Federal Reserve ("Fed") kept interest rates unchanged during the second quarter of 2007.

Most categories of domestic stocks finished the third quarter of 2007 higher, despite significant market volatility caused by the escalating subprime mortgage crisis. In August, the Fed cut the discount rate – the interest rate that regional Fed banks charge banks and other financial institutions when they borrow funds on a short-term basis – by 0.50%. After some negative movement in key economic indicators, the Fed lowered the closely watched target federal funds rate by 0.50% to 4.75%, simultaneously cutting the discount rate an additional 0.50% at its September 18 meeting. The federal funds rate is the interest rate that banks and other financial institutions charge each other for borrowing funds overnight. As a result, most broad-based U.S. stock indexes were trading near their all-time highs at the end of the quarter. The fourth quarter began on a positive note, with investors still savoring the third-quarter Fed-engineered interest rate cuts. The Fed's fourth-quarter interest rate reductions (which totaled an additional 0.50% each from both the federal funds and discount rates) failed to bolster investor confidence in the face of inflationary pressures, lackluster holiday retail sales and news detailing the ramifications of subprime exposure on large financial companies. U.S. equities traded lower, as ongoing weakness in the housing market, escalating subprime concerns and crude oil prices that approached $100 per barrel undermined investor confidence. Foreign stocks were not immune during this difficult period.

What factors contributed to the Fund's performance?  Equity markets ended the 12-month period in positive territory, despite the equity markets' difficulties over concerns about credit risk, the health of the financials sector, and its potential effect on the broader economy. The Fed lowered the federal funds rate a total of 1.00% in the second half of the year to counter the tightening of financial conditions and protect against downside risks to the economy.

The federal funds rate ended 2007 at 4.25%, and the discount rate was 4.75% on December 31. The Federal Open Market Committee notes highlighted the "upward pressure on inflation" due to energy and commodity prices. Crude oil continued its climb towards $100 per barrel, surpassing $100 in intra-day trading in December and closing at $95.95 for 2007.

What is your outlook?  As we enter 2008, investors face a wide array of challenges. These include the price of oil, the subprime crisis, Fed policy and inflation, to name just a few. Despite these uncertainties, we believe that the Fund continues to be positioned to pursue returns that are consistent with those of the NASDAQ-100 Index.

NASDAQ®, NASDAQ-100® and NASDAQ-100 Index® are trademarks of The NASDAQ Stock Market, Inc. (together with its affiliates, "NASDAQ") and are licensed for use by the Fund. The Fund has not been passed on by NASDAQ as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by NASDAQ. NASDAQ MAKES NO WARRANTIES AND BEARS NO LIABILITY WITH RESPECT TO THE FUND.

14

MML NASDAQ-100® Fund – Portfolio Manager Report (Continued)

MML NASDAQ-100 Fund

Industry Table

(% of Net Assets) on 12/31/07

Computers	20.4%
Software	15.7%
Internet	13.5%
Telecommunications	10.2%
Semiconductors	8.5%
Pharmaceuticals	5.4%
Biotechnology	4.9%
Retail	4.2%
Media	2.9%
Health Care — Products	2.1%
Electronics	1.7%
Auto Manufacturers	1.3%
Commercial Services	1.2%
Transportation	1.0%
Lodging	0.8%
Engineering & Construction	0.7%
Advertising	0.5%
Airlines	0.5%
Machinery — Construction & Mining	0.4%
Chemicals	0.4%
Textiles	0.3%
Iron & Steel	0.3%
Foods	0.3%
Environmental Controls	0.3%
Beverages	0.2%
Total Long-Term Investments	97.7%
Short-Term Investments and Other Assets and Liabilities	2.3%
100.0%

MML NASDAQ-100 Fund

Ten Largest Stock Holdings

(% of Net Assets) on 12/31/07

Apple, Inc.	13.4%
Microsoft Corp.	6.4%
Google, Inc. Cl. A	5.5%
Qualcomm, Inc.	4.3%
Research In Motion Ltd.	3.5%
Cisco Systems, Inc.	3.3%
Intel Corp.	3.0%
Oracle Corp.	2.7%
Gilead Sciences, Inc.	2.3%
eBay, Inc.	1.9%

15

MML NASDAQ-100® Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML NASDAQ-100 Fund (formerly MML OTC 100 Fund) and the NASDAQ-100 Index.

MML Series Investment Fund
Total Returns

	One Year 1/1/07 - 12/31/07	Five Year Average Annual 1/1/03 - 12/31/07	Since Inception Average Annual 5/1/00 - 12/31/07
MML NASDAQ-100 Fund	18.86%	16.10%	(7.78)%
NASDAQ-100 Index	18.67%	16.20%	(7.45)%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com

Investors should note that the Fund is a professionally managed mutual fund, while the NASDAQ-100 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges. The inclusion of these charges would have reduced the performance shown here.

16

MML Small Cap Growth Equity Fund – Portfolio Manager Report

What is the investment objective of the MML Small Cap Growth Equity Fund – and who are the Fund's sub-advisers?  The Fund seeks long-term capital appreciation by investing primarily in common stocks and equity securities of smaller companies that the Fund's sub-advisers believe offer potential for long-term growth. The Fund's sub-advisers are Wellington Management Company, LLP (Wellington Management) and Waddell & Reed Investment Management Company (Waddell & Reed). Each sub-adviser is responsible for a portion of the portfolio, but not necessarily equal weighted.

How did the Fund perform during the 12 months ended December 31, 2007?  The Fund returned 9.66%, outperforming the 7.06% return of the Russell 2000® Growth Index, a widely recognized, unmanaged index that measures the performance of those Russell 2000 Index companies (representing small-capitalization U.S. common stocks) with higher price-to-book ratios and forecasted growth rates. The Fund's 9.66% return also exceeded the -1.56% return of the Russell 2000 Index, a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies.

As we originally noted in the Fund's June 30, 2007 semi-annual report, going forward, the Fund's performance will be compared to the Russell 2000 Growth Index rather than the Russell 2000 Index because the Russell 2000 Growth Index more closely represents the Fund's investment strategy. The Fund will retain the Russell 2000 Index as its supplemental benchmark for performance comparisons.

What was the investment background during the period?  U.S. equity markets rose in the first quarter of 2007, as solid corporate earnings and continued merger and acquisition activity offset concerns of a weakening housing and credit environment. Despite the fact that most major indexes posted positive results, first-quarter returns were marked by extreme volatility. The markets were roiled by the subprime shakeout, a slowing U.S. economy and sentiment swings in emerging markets. In the second quarter of 2007, equity markets generally advanced, as better-than-expected corporate earnings and views of solidifying economic growth outweighed concerns of both rising interest rates and a continuing U.S. housing slump.

Most categories of domestic stocks finished the third quarter of 2007 higher, despite significant market volatility caused by the escalating subprime mortgage crisis. In August, the Federal Reserve ("Fed") cut the discount rate – the interest rate that regional Fed banks charge banks and other financial institutions when they borrow funds on a short-term basis – by 0.50%. After some negative movement in key economic indicators, the Fed lowered the closely watched target federal funds rate by 0.50% to 4.75%, simultaneously cutting the discount rate an additional 0.50% at its September 18 meeting. The federal funds rate is the interest rate that banks and other financial institutions charge each other for borrowing funds overnight. As a result, most broad-based U.S. stock indexes were trading near their all-time highs at the end of the third quarter. The Fed's fourth-quarter interest rate reductions (which totaled an additional 0.50% each from both the federal funds and discount rates) failed to help investor confidence in the face of inflationary pressures, lackluster holiday retail sales and news detailing the ramifications of subprime exposure on large financial companies. U.S. equities traded lower, as ongoing weakness in the housing market, escalating subprime concerns and crude oil prices that approached $100 per barrel undermined investor confidence.

What factors contributed to the Fund's performance?  Broad-based, positive results in the consumer discretionary sector aided the Fund's performance in the first quarter of 2007, as did certain portfolio holdings in the financials sector, a sector that under-performed overall. Within energy, lower energy prices and rising costs proved to be a hindrance. Certain telecommunications positions also underperformed. Overall, sector allocation was favorable. On the downside, poor results from the portfolio's information technology stocks detracted. In the second quarter of 2007, the portfolio benefited from strong stock selection in the information technology, health care, financials and consumer discretionary sectors. Conversely, stock selection in consumer staples and telecommunication services hampered performance. Finally, the Fund's performance benefited from its underweight position in the poor-performing financials sector.

17

MML Small Cap Growth Equity Fund – Portfolio Manager Report (Continued)

During the third quarter of 2007, stock selection was the main performance driver. The Fund's security selection in financials aided results, as did Fund management's choices in the information technology, consumer discretionary, and industrials sectors. Conversely, certain stocks in the industrials sector, in tandem with some holdings in the energy sector, detracted from performance. Turning to the fourth quarter of 2007, from a sector standpoint, it was no surprise that the two poorest-performing sectors were financials and consumer discretionary – as the consumer continued to come under pressure due to the housing downturn, tighter credit availability and rising food and fuel prices. We believe these same components squeezed the financials sector as well. On the other hand, strong security selection, particularly in the energy, materials, information technology and financials sectors, contributed to the Fund's performance.

What is your outlook?  In our view, the concerns that developed in 2007, such as the subprime mortgage fallout, inflation fears, possible recession, the housing market slowdown and high energy prices, will continue into 2008 and have the potential to worsen in the short term. As a result, we remain committed to focusing on what we feel are higher-quality growth stocks that have a more sustainable and visible earnings stream with the potential to grow through internal cash flows.

18

MML Small Cap Growth Equity Fund – Portfolio Manager Report (Continued)

MML Small Cap Growth Equity Fund

Industry Table

(% of Net Assets) on 12/31/07

Software	11.2%
Commercial Services	7.5%
Internet	6.8%
Computers	4.8%
Oil & Gas	4.6%
Retail	4.5%
Health Care — Services	3.7%
Pharmaceuticals	3.6%
Transportation	3.3%
Entertainment	3.1%
Machinery — Construction & Mining	2.8%
Chemicals	2.7%
Insurance	2.5%
Biotechnology	2.3%
Semiconductors	2.3%
Distribution & Wholesale	2.3%
Health Care — Products	2.2%
Engineering & Construction	2.2%
Investment Companies	2.1%
Diversified Financial	1.9%
Lodging	1.4%
Energy — Alternate Sources	1.3%
Aerospace & Defense	1.3%
Telecommunications	1.2%
Environmental Controls	0.9%
Home Furnishing	0.9%
Coal	0.9%
Cosmetics & Personal Care	0.8%
Packaging & Containers	0.7%
Machinery — Diversified	0.7%
Electronics	0.6%
Mining	0.6%
Banks	0.5%
Automotive & Parts	0.5%
Media	0.5%
Manufacturing	0.5%
Iron & Steel	0.4%
Advertising	0.4%
Household Products	0.4%
Oil & Gas Services	0.3%
Water	0.3%
Electric	0.3%
Real Estate Investment Trusts (REITS)	0.3%
Gas	0.3%
Trucking & Leasing	0.2%
Holding Company — Diversified	0.2%
Apparel	0.2%
Toys, Games & Hobbies	0.2%
Airlines	0.2%
Hand & Machine Tools	0.2%
Foods	0.1%
Beverages	0.1%
Total Long-Term Investments	93.8%
Short-Term Investments and Other Assets and Liabilities	6.2%
100.0%

MML Small Cap Growth Equity Fund

Ten Largest Stock Holdings

(% of Net Assets) on 12/31/07

Bucyrus International, Inc. Cl. A	2.5%
Chicago Bridge & Iron Co.	2.2%
Adams Respiratory Therapeutics, Inc.	2.1%
iShares Russell 2000 Growth Index Fund	1.9%
LKQ Corp.	1.8%
Blackbaud, Inc.	1.7%
Healthways, Inc.	1.7%
Blackboard, Inc.	1.6%
Bill Barrett Corp.	1.6%
FactSet Research Systems, Inc.	1.5%

19

MML Small Cap Growth Equity Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Small Cap Growth Equity Fund, the Russell 2000 Growth Index and the Russell 2000 Index.

MML Series Investment Fund
Total Returns

	One Year 1/1/07 - 12/31/07	Five Year Average Annual 1/1/03 - 12/31/07	Since Inception Average Annual 5/3/99 - 12/31/07
MML Small Cap Growth Equity Fund	9.66%	17.56%	8.76%
Russell 2000 Growth Index	7.06%	16.50%	4.04%
Russell 2000 Index	(1.56)%	16.25%	8.16%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Growth Index and the Russell 2000 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges. The inclusion of these charges would have reduced the performance shown here.

20

MML Emerging Growth Fund – Portfolio Manager Report

What is the investment objective of the MML Emerging Growth Fund – and who are the Fund's sub-advisers?  The Fund seeks capital appreciation by investing primarily in smaller, rapidly growing emerging growth companies, which may include companies growing earnings per share and/or revenues at above-average rates. The Fund's sub-advisers are Delaware Management Company (DMC) and Insight Capital Research & Management, Inc. (Insight Capital). Each sub-adviser is responsible for a portion of the portfolio, but not necessarily equal weighted.

How did the Fund perform during the 12 months ended December 31, 2007?  The Fund returned 17.81%, significantly outperforming the 7.06% return of the Russell 2000® Growth Index, a widely recognized, unmanaged index that measures the performance of those Russell 2000 Index companies (representing small-capitalization U.S. common stocks) with higher price-to-book ratios and forecasted growth rates. The Fund's 17.81% return also significantly exceeded the -1.56% return of the Russell 2000 Index, a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies.

As we originally noted in the Fund's June 30, 2007 semi-annual report, going forward, the Fund's performance will be compared to the Russell 2000 Growth Index rather than the Russell 2000 Index because the Russell 2000 Growth Index more closely represents the Fund's investment strategy.

What was the investment backdrop during the period?  The strength of corporate profit growth and heightened deal activity in the first quarter of 2007 extended the market rally that began in 2006, but not before the market took a major hit in February. Rising fears about contagion spreading from the subprime lending market, relatively weak economic growth data and announcements from Chinese authorities about their intent to curb market speculation all converged to cause a major sell-off late in the month. Over the ensuing weeks, many of these concerns abated, and the markets rebounded. Investors bought stocks with conviction during the second quarter of 2007, as the major indexes advanced throughout the period.

The third quarter of 2007 was marked by a period of volatility in the market. Concerns about a severe deterioration in credit markets, worries about a potential recession, and the ultimate lowering of interest rates by the Federal Reserve ("Fed") all had a significant effect on stock prices. Although stocks in the middle of the period experienced major declines, a positive response to the Fed's interest rate cuts left most indexes up slightly for the quarter. Concerns about the impact of housing-related credit problems on the overall economy drove stocks lower in the fourth quarter of 2007. The threat of inflation, largely as a response to oil prices approaching $100 a barrel, renewed fears about the future health of consumer spending. The convergence of these factors detracted from returns for the fourth quarter.

What factors contributed to the Fund's performance?  In the first quarter of 2007, overall stock selection was positive, with the top contributors coming from the consumer nondurables, materials, health care and basic industry/capital goods sectors. Conversely, weakness in the information technology, industrials and consumer services sectors hindered the Fund's performance. In the second quarter of 2007, a slightly negative impact from sector allocation was more than overcome by superior stock selection. Leading the way with strong performance were the Fund's holdings in the business services, consumer services and health care sectors.

In the third quarter of 2007, enhanced stock selection in the business services, consumer services and consumer nondurables sectors was more than able to offset some weakness in the health care and financials sectors. Hampering sector allocation were an underweight position in the health care sector and an overweight position in the consumer nondurables sector. Conversely, the portfolio benefited from an underweight position in the transportation sector. In the fourth quarter of 2007, consumer discretionary and industrial holdings proved beneficial for the Fund, while information technology and health care holdings detracted from performance, as did stock picks in the consumer nondurables, consumer services and energy sectors. An overweight position in consumer nondurables also hindered the Fund's performance, as this was one of the worst-performing sectors during the quarter (due to fears that housing price declines and related credit problems would dampen consumer spending). In the energy sector, stock selection detracted, based on the Fund's underweight position in energy exploration and production stocks, which performed significantly better than the oil service-related companies in which the Fund has traditionally invested.

21

MML Emerging Growth Fund – Portfolio Manager Report (Continued)

What is your outlook?  As we enter 2008, worries remain as to whether the overall economy will be able to sustain the growth seen in 2007. Rising energy costs and falling housing prices are both detrimental to consumer spending. We have reduced our position in consumer-oriented names as a result of these concerns, while redeploying the proceeds largely to health care stocks, which are not as susceptible to these factors. There was a large disparity in performance between growth- and value-oriented stocks during 2007, which indicates that investors may still be willing to place their confidence in companies that have the ability to grow earnings and sales in the current environment. Consequently, we will continue to focus on companies with these characteristics.

22

MML Emerging Growth Fund – Portfolio Manager Report (Continued)

MML Emerging Growth Fund

Industry Table

(% of Net Assets) on 12/31/07

Pharmaceuticals	9.5%
Internet	8.9%
Commercial Services	7.9%
Computers	6.4%
Software	4.8%
Biotechnology	4.4%
Oil & Gas Services	4.3%
Health Care — Products	4.1%
Retail	3.6%
Apparel	3.3%
Semiconductors	2.9%
Metal Fabricate & Hardware	2.4%
Health Care — Services	2.3%
Chemicals	2.3%
Oil & Gas	2.0%
Machinery — Diversified	1.9%
Distribution & Wholesale	1.9%
Foods	1.8%
Insurance	1.7%
Energy — Alternate Sources	1.6%
Diversified Financial	1.6%
Aerospace & Defense	1.3%
Entertainment	1.3%
Telephone Utilities	1.2%
Leisure Time	1.2%
Coal	1.1%
Manufacturing	1.0%
Environmental Controls	1.0%
Engineering & Construction	1.0%
Household Products	0.9%
Electronics	0.9%
Telecommunications	0.8%
Hand & Machine Tools	0.7%
Banks	0.6%
Total Long-Term Investments	92.6%
Short-Term Investments and Other Assets and Liabilities	7.4%
100.0%

MML Emerging Growth Fund

Ten Largest Stock Holdings

(% of Net Assets) on 12/31/07

Priceline.com, Inc.	3.1%
Deckers Outdoor Corp.	2.8%
Synaptics, Inc.	2.4%
Terra Industries, Inc.	2.3%
Blue Coat Systems, Inc.	2.3%
Perrigo Co.	2.2%
United Therapeutics Corp.	2.2%
FTI Consulting, Inc.	2.2%
Arena Resources, Inc.	2.0%
LKQ Corp.	1.9%

23

MML Emerging Growth Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Emerging Growth Fund, the Russell 2000 Growth Index and the Russell 2000 Index.

MML Series Investment Fund
Total Returns

	One Year 1/1/07 - 12/31/07	Five Year Average Annual 1/1/03 - 12/31/07	Since Inception Average Annual 5/1/00 - 12/31/07
MML Emerging Growth Fund	17.81%	15.92%	(3.83)%
Russell 2000 Growth Index	7.06%	16.50%	0.92%
Russell 2000 Index	(1.56)%	16.25%	6.89%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Growth Index and the Russell 2000 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges. The inclusion of these charges would have reduced the performance shown here.

24

MML Large Cap Value Fund – Portfolio of Investments

December 31, 2007

	Number of Shares	Market Value
EQUITIES — 96.3%
COMMON STOCK — 96.3%
Agriculture — 3.9%
Altria Group, Inc.	148,300	$11,208,514
Banks — 6.3%
The Bank of New York Mellon Corp.	81,500	3,973,940
Commerce Bancorp, Inc.(a)	39,600	1,510,344
HSBC Holdings PLC GBP	88,728	1,500,050
State Street Corp.	8,100	657,720
Wachovia Corp.	121,079	4,604,634
Wells Fargo & Co.	202,600	6,116,494
		18,363,182
Beverages — 1.9%
Diageo PLC Sponsored ADR (United Kingdom)	39,500	3,390,285
Heineken Holding NV Cl. A EUR	38,550	2,186,247
		5,576,532
Building Materials — 0.8%
Martin Marietta Materials, Inc.(a)	17,700	2,347,020
Coal — 0.8%
China Coal Energy Co. HKD	806,700	2,478,528
Commercial Services — 3.4%
Block (H&R), Inc.	125,400	2,328,678
Cosco Pacific Ltd. HKD	270,600	714,880
Iron Mountain, Inc.(b)	129,699	4,801,457
Moody's Corp.	55,700	1,988,490
		9,833,505
Computers — 1.8%
Dell, Inc.(b)	124,600	3,053,946
Hewlett-Packard Co.	43,600	2,200,928
		5,254,874
Cosmetics & Personal Care — 1.6%
Avon Products, Inc.	32,900	1,300,537
The Procter & Gamble Co.	47,500	3,487,450
		4,787,987
Diversified Financial — 11.6%
American Express Co.	233,300	12,136,266
Ameriprise Financial, Inc.	53,680	2,958,305
Citigroup, Inc.	86,500	2,546,560
Discover Financial Services	12,400	186,992
E*TRADE Financial Corp.(a) (b)	16,400	58,220

	Number of Shares	Market Value
JP Morgan Chase & Co.	242,916	$10,603,283
Merrill Lynch & Co., Inc., Restricted Private Placement (Acquired 12/24/2007, Cost $3,926,400)(b) (c) (h)	81,800	3,824,150
Morgan Stanley	25,600	1,359,616
		33,673,392
Electronics — 1.8%
Agilent Technologies, Inc.(b)	47,900	1,759,846
Tyco Electronics Ltd.	93,860	3,485,022
		5,244,868
Foods — 0.2%
The Hershey Co.	12,400	488,560
Health Care – Products — 1.5%
Covidien Ltd.	98,060	4,343,077
Health Care – Services — 1.1%
UnitedHealth Group, Inc.	55,300	3,218,460
Holding Company – Diversified — 0.8%
China Merchants Holdings International Co. Ltd. HKD	401,409	2,449,574
Housewares — 0.1%
Hunter Douglas NV EUR	5,303	393,708
Insurance — 15.2%
Ambac Financial Group, Inc.(a)	23,700	610,749
American International Group, Inc.	189,150	11,027,445
Aon Corp.	37,800	1,802,682
Berkshire Hathaway, Inc. Cl. A(b)	81	11,469,600
Loews Corp.	141,300	7,113,042
Markel Corp.(b)	495	243,095
MBIA, Inc.(a)	21,200	394,956
Millea Holdings, Inc. JPY	53,200	1,793,116
Nipponkoa Insurance Co., Ltd. JPY	23,600	213,393
Principal Financial Group, Inc.	16,200	1,115,208
Progressive Corp.	251,250	4,813,950
Sun Life Financial, Inc.(a)	8,140	455,352
Transatlantic Holdings, Inc.	42,013	3,053,085
		44,105,673
Internet — 1.2%
Amazon.com, Inc.(b)	10,600	981,984
Google, Inc. Cl. A(b)	2,430	1,680,296

	Number of Shares	Market Value
Liberty Media Holding Corp. Interactive Cl. A(a) (b)	40,700	$776,556
		3,438,836
Leisure Time — 1.1%
Harley-Davidson, Inc.	67,100	3,134,241
Manufacturing — 1.3%
Tyco International Ltd.	99,160	3,931,694
Media — 4.8%
Comcast Corp. Special, Cl. A(b)	341,950	6,196,134
Lagardere S.C.A. SA EUR	18,800	1,411,064
Liberty Media Holding Corp. Capital Cl. A(b)	8,315	968,614
News Corp., Inc. Cl. A	230,350	4,719,872
WPP Group PLC Sponsored ADR (United Kingdom)(a)	8,500	546,465
		13,842,149
Mining — 1.2%
BHP Billiton PLC GBP	23,200	720,212
Rio Tinto PLC GBP	8,300	876,394
Vulcan Materials Co.(a)	22,700	1,795,343
		3,391,949
Oil & Gas — 15.2%
Canadian Natural Resources Ltd.(a)	50,100	3,664,314
ConocoPhillips	153,760	13,577,007
Devon Energy Corp.	89,500	7,957,445
EOG Resources, Inc.	76,400	6,818,700
Occidental Petroleum Corp.	121,530	9,356,595
Transocean, Inc.	19,579	2,802,734
		44,176,795
Packaging & Containers — 1.5%
Sealed Air Corp.	193,900	4,486,846
Pharmaceuticals — 1.5%
Cardinal Health, Inc.	37,800	2,182,950
Express Scripts, Inc.(b)	29,600	2,160,800
		4,343,750
Real Estate — 0.1%
Hang Lung Development Co. HKD	67,000	360,969
Retail — 9.4%
Bed Bath & Beyond, Inc.(b)	49,400	1,451,866
Carmax, Inc.(a) (b)	87,470	1,727,533
Costco Wholesale Corp.	198,800	13,868,288
CVS Caremark Corp.	104,698	4,161,746

(Continued)

The accompanying notes are an integral part of the financial statements.

25

MML Large Cap Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Lowe's Companies, Inc.	43,700	$988,494
Sears Holdings Corp.(a) (b)	4,100	418,405
Wal-Mart Stores, Inc.	100,400	4,772,012
		27,388,344
Semiconductors — 0.7%
Texas Instruments, Inc.	62,700	2,094,180
Software — 3.0%
Dun & Bradstreet Corp.	11,450	1,014,814
Microsoft Corp.	214,500	7,636,200
		8,651,014
Telecommunications — 1.5%
SK Telecom Co. Ltd. ADR (South Korea)	47,300	1,411,432
Sprint Nextel Corp.	161,700	2,123,121
Virgin Media, Inc.	52,197	894,657
		4,429,210
Transportation — 1.0%
Asciano Group AUD	25,600	156,727
Kuehne & Nagel International AG CHF	10,100	969,342
Toll Holdings, Ltd. AUD	35,917	359,783
United Parcel Service, Inc. Cl. B	18,200	1,287,104
		2,772,956
TOTAL EQUITIES (Cost $232,286,858)		280,210,387
	Principal Amount
SHORT-TERM INVESTMENTS — 7.3%
Cash Equivalents — 3.6%(e)
Abbey National North America Eurodollar Time Deposit 5.000% 01/09/2008	$246,018	246,018
Abbey National North America Eurodollar Time Deposit 5.160% 01/07/2008	246,018	246,018
ABN AMRO Bank NV Eurodollar Time Deposit 5.145% 01/03/2008	147,610	147,610
ABN AMRO Bank NV Eurodollar Time Deposit 5.160% 01/04/2008	196,814	196,814
ABN AMRO Bank NV Eurodollar Time Deposit 5.185% 01/04/2008	196,813	196,813

	Principal Amount	Market Value
Bank of Nova Scotia Eurodollar Time Deposit 4.850% 01/22/2008	$123,008	$123,008
Bank of Nova Scotia Eurodollar Time Deposit 4.960% 01/17/2008	123,008	123,008
Bank of Nova Scotia Eurodollar Time Deposit 5.150% 01/03/2008	344,424	344,424
Bank of Scotland Eurodollar Time Deposit 4.870% 02/11/2008	196,813	196,813
Bank of Scotland Eurodollar Time Deposit 5.150% 01/02/2008	147,610	147,610
Barclays Eurodollar Time Deposit 4.880% 02/06/2008	123,008	123,008
Barclays Eurodollar Time Deposit 5.000% 01/22/2008	147,610	147,610
Barclays Eurodollar Time Deposit 5.150% 02/12/2008	147,610	147,610
Barclays Eurodollar Time Deposit 5.350% 01/04/2008	147,610	147,610
BNP Paribas NY Branch Eurodollar Time Deposit 5.010% 01/16/2008	147,610	147,610
BNP Paribas NY Branch Eurodollar Time Deposit 5.150% 01/02/2008	196,813	196,813
BNP Paribas NY Branch Eurodollar Time Deposit 5.200% 01/11/2008	246,017	246,017
Calyon Eurodollar Time Deposit 4.250% 01/02/2008	1,045,573	1,045,573
Calyon Eurodollar Time Deposit 5.120% 03/03/2008	196,813	196,813
Dexia Credit Local Eurodollar Time Deposit 4.755% 01/03/2008	147,610	147,610
Dexia Credit Local Eurodollar Time Deposit 4.815% 01/04/2008	123,008	123,008
Fifth Third Bancorp Time Deposit 2.750% 01/02/2008	221,415	221,415
Fortis Bank Eurodollar Time Deposit 4.300% 01/02/2008	73,805	73,805

	Principal Amount	Market Value
Fortis Bank Eurodollar Time Deposit 4.600% 01/07/2008	$246,017	$246,017
JP Morgan Chase & Co. Eurodollar Time Deposit 5.150% 02/12/2008	246,017	246,017
Lloyds TSB Bank PLC Eurodollar Time Deposit 4.750% 01/24/2008	246,017	246,017
Lloyds TSB Bank PLC Eurodollar Time Deposit 5.150% 01/03/2008	147,610	147,610
Rabobank USA Finance Corp. Eurodollar Time Deposit 4.880% 01/10/2008	147,610	147,610
Rabobank USA Finance Corp. Eurodollar Time Deposit 5.080% 01/09/2008	172,212	172,212
Reserve Primary Money Market Fund(d)	584,659	584,659
Royal Bank of Scotland Eurodollar Time Deposit 4.700% 02/25/2008	246,017	246,017
Royal Bank of Scotland Eurodollar Time Deposit 4.830% 02/05/2008	123,008	123,008
Royal Bank of Scotland Eurodollar Time Deposit 5.000% 01/22/2008	123,008	123,008
Societe Generale Eurodollar Time Deposit 4.900% 02/29/2008	196,813	196,813
Societe Generale Eurodollar Time Deposit 5.150% 01/02/2008	172,212	172,212
Societe Generale Eurodollar Time Deposit 5.150% 03/03/2008	172,212	172,212
Svenska Handelsbanken Eurodollar Time Deposit 4.250% 01/02/2008	1,448,638	1,448,638
Toronto Dominion Bank Ltd. Eurodollar Time Deposit 4.800% 02/11/2008	246,017	246,017
Toronto Dominion Bank Ltd. Eurodollar Time Deposit 5.050% 01/11/2008	98,407	98,407

(Continued)

The accompanying notes are an integral part of the financial statements.

26

MML Large Cap Value Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Toronto Dominion Bank Ltd. Eurodollar Time Deposit 5.100% 01/10/2008	$246,017	$246,017
UBS Finance Delaware LLC Eurodollar Time Deposit 4.920% 01/11/2008	246,017	246,017
Wells Fargo Eurodollar Time Deposit 4.600% 01/02/2008	123,008	123,008
Wells Fargo Eurodollar Time Deposit 4.750% 01/08/2008	172,212	172,212
		10,336,366
Repurchase Agreements — 3.7%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/2007, 2.55%, due 01/02/2008(f)	10,879,208	10,879,208
TOTAL SHORT-TERM INVESTMENTS (Cost $21,215,574)		21,215,574
TOTAL INVESTMENTS — 103.6% (Cost $253,502,432)(g)		301,425,961
Other Assets/ (Liabilities) — (3.6%)		(10,488,005)
NET ASSETS — 100.0%		$290,937,956

Notes to Portfolio of Investments

ADR - American Depository Receipt

AUD - Australian Dollar

CHF - Swiss Franc

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

JPY - Japanese Yen

(a)  Denotes all or a portion of security on loan. (Note 2).

(b)  Non-income producing security.

(c)  This security is valued in good faith under procedures established by the Board of Trustees.

(d)  Principal amount represents shares owned of the fund.

(e)  Represents investments of security lending collateral. (Note 2).

(f)  Maturity value of $10,880,749. Collateralized by U.S. Government Agency obligations with rates ranging from 5.183% to 5.215%, maturity dates ranging from 12/25/2035 to 1/01/2036, and an aggregate market value, including accrued interest, of $11,099,760.

(g)  See Note 6 for aggregate cost for Federal tax purposes.

(h)  Restricted security. (Note 2).

The remainder of this page is intentionally left blank.

The accompanying notes are an integral part of the financial statements.

27

MML Equity Index Fund – Portfolio of Investments

December 31, 2007

	Number of Shares	Market Value
EQUITIES — 99.0%
COMMON STOCK — 99.0%
Advertising — 0.1%
Interpublic Group of Companies, Inc.(a)	13,919	$112,883
Omnicom Group, Inc.	10,412	494,882
		607,765
Aerospace & Defense — 2.3%
Boeing Co.	24,411	2,134,986
General Dynamics Corp.	12,514	1,113,621
Goodrich Corp.(b)	4,039	285,194
L-3 Communications Holdings, Inc.	3,900	413,166
Lockheed Martin Corp.	10,840	1,141,018
Northrop Grumman Corp.	10,790	848,526
Raytheon Co.	13,588	824,792
Rockwell Collins, Inc.	5,268	379,138
United Technologies Corp.	30,822	2,359,116
		9,499,557
Agriculture — 1.6%
Altria Group, Inc.	66,654	5,037,709
Archer-Daniels-Midland Co.	20,361	945,361
Reynolds American, Inc.(b)	5,400	356,184
UST, Inc.(b)	5,022	275,206
		6,614,460
Airlines — 0.1%
Southwest Airlines Co.	23,340	284,748
Apparel — 0.2%
Nike, Inc. Cl. B	12,162	781,287
VF Corp.	2,851	195,750
		977,037
Auto Manufacturers — 0.4%
Ford Motor Co.(a) (b)	67,067	451,361
General Motors Corp.(b)	18,130	451,256
Paccar, Inc.	11,935	650,219
		1,552,836
Automotive & Parts — 0.2%
The Goodyear Tire & Rubber Co.(a)	7,165	202,196
Johnson Controls, Inc.	18,050	650,522
		852,718
Banks — 5.3%
Bank of America Corp.	140,355	5,791,047
The Bank of New York Mellon Corp.	35,906	1,750,777

	Number of Shares	Market Value
BB&T Corp.(b)	16,683	$511,668
Capital One Financial Corp.	12,234	578,179
Comerica, Inc.	4,869	211,948
Commerce Bancorp, Inc.(b)	5,800	221,212
Fifth Third Bancorp	17,522	440,328
First Horizon National Corp.(b)	4,000	72,600
Huntington Bancshares, Inc.	11,334	167,290
KeyCorp	12,210	286,325
M&T Bank Corp.	2,400	195,768
Marshall & Ilsley Corp.	7,800	206,544
National City Corp.(b)	19,998	329,167
Northern Trust Corp.	5,788	443,245
PNC Financial Services Group, Inc.	10,649	699,107
Regions Financial Corp.(b)	22,689	536,595
State Street Corp.	12,322	1,000,546
SunTrust Banks, Inc.	11,090	693,014
U.S. Bancorp	54,032	1,714,976
Wachovia Corp.	62,851	2,390,224
Wells Fargo & Co.	105,258	3,177,739
Zions Bancorp(b)	3,293	153,750
		21,572,049
Beverages — 2.4%
Anheuser-Busch Cos., Inc.	23,087	1,208,374
Brown-Forman Corp. Cl. B(b)	2,480	183,793
The Coca-Cola Co.	62,991	3,865,758
Coca-Cola Enterprises, Inc.	8,574	223,181
Constellation Brands, Inc. Cl. A(a)	6,500	153,660
Molson Coors Brewing Co. Cl. B	3,978	205,344
The Pepsi Bottling Group, Inc.	4,038	159,339
PepsiCo, Inc.	51,008	3,871,507
		9,870,956
Biotechnology — 0.8%
Amgen, Inc.(a)	33,769	1,568,232
Biogen Idec, Inc.(a)	8,937	508,694
Celgene Corp.(a)	12,400	573,004
Genzyme Corp.(a)	8,300	617,852
Millipore Corp.(a)	1,715	125,504
		3,393,286
Building Materials — 0.1%
Masco Corp.	11,667	252,124
Trane, Inc.	5,500	256,905
		509,029

	Number of Shares	Market Value
Chemicals — 1.9%
Air Products & Chemicals, Inc.	6,858	$676,405
Ashland, Inc.	1,703	80,773
The Dow Chemical Co.	29,868	1,177,397
Du Pont (E.I.) de Nemours & Co.	28,304	1,247,923
Eastman Chemical Co.	2,500	152,725
Ecolab, Inc.	5,616	287,595
Hercules, Inc.	3,606	69,776
International Flavors & Fragrances, Inc.	2,546	122,539
Monsanto Co.	17,070	1,906,548
PPG Industries, Inc.	5,089	357,400
Praxair, Inc.	10,064	892,777
Rohm & Haas Co.(b)	4,540	240,938
The Sherwin-Williams Co.(b)	3,229	187,411
Sigma-Aldrich Corp.	4,068	222,113
		7,622,320
Coal — 0.2%
CONSOL Energy, Inc.	5,700	407,664
Peabody Energy Corp.	8,400	517,776
		925,440
Commercial Services — 0.7%
Apollo Group, Inc. Cl. A(a)	4,288	300,803
Block (H&R), Inc.	10,048	186,591
Convergys Corp.(a)	4,216	69,395
Donnelley (R.R.) & Sons Co.	6,822	257,462
Equifax, Inc.	4,159	151,221
McKesson Corp.	9,387	614,942
Monster Worldwide, Inc.(a)	4,176	135,302
Moody's Corp.	6,692	238,904
Robert Half International, Inc.	5,380	145,475
Western Union	23,833	578,665
		2,678,760
Computers — 4.8%
Affiliated Computer Services, Inc. Cl. A(a)	3,100	139,810
Apple, Inc.(a)	27,552	5,457,500
Cognizant Technology Solutions Corp. Cl. A(a) (b)	8,800	298,672
Computer Sciences Corp.(a)	5,487	271,442
Dell, Inc.(a)	70,347	1,724,205
Electronic Data Systems Corp.	16,071	333,152
EMC Corp.(a)	66,532	1,232,838
Hewlett-Packard Co.	80,615	4,069,445

(Continued)

The accompanying notes are an integral part of the financial statements.

28

MML Equity Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
International Business Machines Corp.	43,165	$4,666,137
Lexmark International, Inc. Cl. A(a)	2,997	104,475
Network Appliance, Inc.(a)	11,520	287,539
SanDisk Corp.(a)	7,236	240,018
Sun Microsystems, Inc.(a)	27,302	494,985
Teradata Corp.(a)	5,600	153,496
Unisys Corp.(a)	10,615	50,209
		19,523,923
Cosmetics & Personal Care — 2.2%
Avon Products, Inc.	13,456	531,916
Colgate-Palmolive Co.	15,877	1,237,771
The Estee Lauder Cos., Inc. Cl. A	3,600	156,996
The Procter & Gamble Co.	97,686	7,172,106
		9,098,789
Distribution & Wholesale — 0.1%
Genuine Parts Co.	5,329	246,733
W.W. Grainger, Inc.	2,079	181,954
		428,687
Diversified Financial — 6.5%
American Express Co.	36,908	1,919,954
Ameriprise Financial, Inc.	7,421	408,971
The Bear Stearns Cos., Inc.(b)	3,658	322,819
The Charles Schwab Corp.	29,295	748,487
CIT Group, Inc.	6,000	144,180
Citigroup, Inc.	156,690	4,612,954
CME Group, Inc.	1,730	1,186,780
Countrywide Financial Corp.(b)	18,202	162,726
Discover Financial Services	14,995	226,125
E*TRADE Financial Corp.(a) (b)	13,200	46,860
Fannie Mae	30,576	1,222,428
Federated Investors, Inc. Cl. B	2,700	111,132
Franklin Resources, Inc.	5,128	586,797
Freddie Mac	20,386	694,551
The Goldman Sachs Group, Inc.	12,613	2,712,426
IntercontinentalExchange, Inc.(a) (b)	2,200	423,500
JP Morgan Chase & Co.	106,147	4,633,317
Janus Capital Group, Inc.	5,450	179,033
Legg Mason, Inc.	4,085	298,818
Lehman Brothers Holdings, Inc.	16,444	1,076,095
Merrill Lynch & Co., Inc.	26,969	1,447,696
Morgan Stanley	33,091	1,757,463
NYSE Euronext	8,300	728,491

	Number of Shares	Market Value
SLM Corp.(b)	16,242	$327,114
T. Rowe Price Group, Inc.	8,200	499,216
		26,477,933
Electric — 3.3%
AES Corp.(a)	20,549	439,543
Allegheny Energy, Inc.	5,120	325,683
Ameren Corp.	6,381	345,914
American Electric Power Co., Inc.	12,357	575,342
CenterPoint Energy, Inc.	10,263	175,805
CMS Energy Corp.(b)	7,038	122,320
Consolidated Edison, Inc.	7,850	383,473
Constellation Energy Group, Inc.	5,625	576,731
Dominion Resources, Inc.	18,092	858,465
DTE Energy Co.	5,637	247,803
Duke Energy Corp.	38,973	786,085
Dynegy, Inc. Cl. A(a)	14,209	101,452
Edison International	10,230	545,975
Entergy Corp.	6,360	760,147
Exelon Corp.	21,136	1,725,543
FirstEnergy Corp.	9,957	720,289
FPL Group, Inc.	13,172	891,349
Integrys Energy Group, Inc.	2,300	118,887
Pepco Holdings, Inc.	6,100	178,913
PG&E Corp.	10,821	466,277
Pinnacle West Capital Corp.	3,300	139,953
PPL Corp.	12,378	644,770
Progress Energy, Inc.	7,872	381,241
Public Service Enterprise Group, Inc.	7,898	775,900
Southern Co.	23,387	906,246
Teco Energy, Inc.(b)	6,861	118,078
Xcel Energy, Inc.	12,772	288,264
		13,600,448
Electrical Components & Equipment — 0.4%
Emerson Electric Co.	24,714	1,400,295
Molex, Inc.	4,390	119,847
		1,520,142
Electronics — 0.6%
Agilent Technologies, Inc.(a)	12,283	451,277
Applera Corp. - Applied Biosystems Group	5,638	191,241
Jabil Circuit, Inc.	5,778	88,230
PerkinElmer, Inc.	4,108	106,890
Thermo Fisher Scientific, Inc.(a)	13,654	787,563
Tyco Electronics Ltd.	15,268	566,901
Waters Corp.(a)	3,100	245,117
		2,437,219

	Number of Shares	Market Value
Engineering & Construction — 0.2%
Fluor Corp.	2,727	$397,378
Jacobs Engineering Group, Inc.(a)	3,800	363,318
		760,696
Entertainment — 0.1%
International Game Technology	9,874	433,765
Environmental Controls — 0.2%
Allied Waste Industries, Inc.(a)	7,760	85,515
Waste Management, Inc.	16,453	537,520
		623,035
Foods — 1.8%
Campbell Soup Co.	6,802	243,035
ConAgra Foods, Inc.	15,472	368,079
Dean Foods Co.	4,200	108,612
General Mills, Inc.	10,608	604,656
Heinz (H. J.) Co.	10,122	472,495
The Hershey Co.	5,444	214,494
Kellogg Co.	7,764	407,067
Kraft Foods, Inc. Cl. A	49,330	1,609,638
The Kroger Co.	21,918	585,430
McCormick & Co., Inc.	4,100	155,431
Safeway, Inc.	13,760	470,730
Sara Lee Corp.	22,665	364,000
SuperValu, Inc.	6,595	247,444
Sysco Corp.	19,230	600,168
Tyson Foods, Inc. Cl. A	7,800	119,574
Whole Foods Market, Inc.(b)	4,400	179,520
Wrigley (Wm.) Jr. Co.	6,867	402,063
		7,152,436
Forest Products & Paper — 0.3%
International Paper Co.	13,520	437,778
MeadWestvaco Corp.	5,701	178,441
Plum Creek Timber Co., Inc.(b)	5,600	257,824
Weyerhaeuser Co.	6,510	480,047
		1,354,090
Gas — 0.2%
Nicor, Inc.(b)	1,489	63,059
NiSource, Inc.	8,446	159,545
Sempra Energy	8,217	508,468
		731,072
Hand & Machine Tools — 0.1%
The Black & Decker Corp.	1,950	135,818
Snap-on, Inc.	1,853	89,389
The Stanley Works	2,305	111,746
		336,953

(Continued)

The accompanying notes are an integral part of the financial statements.

29

MML Equity Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Health Care – Products — 3.2%
Bard (C.R.), Inc.	3,220	$305,256
Baxter International, Inc.	20,092	1,166,341
Becton, Dickinson & Co.	7,548	630,862
Boston Scientific Corp.(a)	40,872	475,341
Covidien Ltd.	15,668	693,936
Johnson & Johnson	89,996	6,002,733
Medtronic, Inc.	35,581	1,788,657
Patterson Cos., Inc.(a)	4,300	145,985
St. Jude Medical, Inc.(a)	10,644	432,572
Stryker Corp.	7,800	582,816
Varian Medical Systems, Inc.(a)	4,100	213,856
Zimmer Holdings, Inc.(a)	7,322	484,350
		12,922,705
Health Care – Services — 1.5%
Aetna, Inc.	15,744	908,901
Coventry Health Care, Inc.(a)	4,885	289,436
Humana, Inc.(a)	5,203	391,838
Laboratory Corp. of America Holdings(a)	3,600	271,908
Quest Diagnostics, Inc.	4,928	260,691
Tenet Healthcare Corp.(a)	15,359	78,024
UnitedHealth Group, Inc.	40,680	2,367,576
WellPoint, Inc.(a)	17,887	1,569,227
		6,137,601
Holding Company – Diversified — 0.1%
Leucadia National Corp.	5,100	240,210
Home Builders — 0.1%
Centex Corp.	3,846	97,150
D.R. Horton, Inc.(b)	8,500	111,945
KB Home(b)	2,442	52,747
Lennar Corp. Cl. A	4,300	76,927
Pulte Homes, Inc.	6,744	71,082
		409,851
Home Furnishing — 0.1%
Harman International Industries, Inc.	2,000	147,420
Whirlpool Corp.(b)	2,442	199,340
		346,760
Household Products — 0.4%
Avery Dennison Corp.	2,928	155,594
The Clorox Co.	4,370	284,793
Fortune Brands, Inc.	4,780	345,881
Kimberly-Clark Corp.	13,241	918,131
		1,704,399
Housewares — 0.1%
Newell Rubbermaid, Inc.	8,735	226,062

	Number of Shares	Market Value
Insurance — 4.4%
ACE Ltd.	10,200	$630,156
AFLAC, Inc.	15,220	953,229
Allstate Corp.	17,904	935,126
Ambac Financial Group, Inc.(b)	3,175	81,820
American International Group, Inc.	79,832	4,654,206
Aon Corp.	9,246	440,942
Assurant, Inc.	3,200	214,080
Chubb Corp.	12,046	657,471
Cigna Corp.	9,120	490,018
Cincinnati Financial Corp.	5,482	216,758
Genworth Financial, Inc. Cl. A	13,800	351,210
The Hartford Financial Services Group, Inc.	9,558	833,362
Lincoln National Corp.	8,580	499,528
Loews Corp.	13,974	703,451
Marsh & McLennan Cos., Inc.	16,342	432,573
MBIA, Inc.(b)	4,075	75,917
Metlife, Inc.	23,332	1,437,718
MGIC Investment Corp.(b)	2,589	58,071
Principal Financial Group, Inc.	8,336	573,850
Progressive Corp.	23,092	442,443
Prudential Financial, Inc.	14,300	1,330,472
Safeco Corp.	2,959	164,757
Torchmark Corp.	3,026	183,164
St. Paul Travelers Cos.	20,263	1,090,149
Unum Group	10,570	251,460
XL Capital Ltd. Cl. A	5,727	288,125
		17,990,056
Internet — 2.3%
Akamai Technologies, Inc.(a)	5,200	179,920
Amazon.com, Inc.(a)	9,633	892,401
eBay, Inc.(a)	35,123	1,165,732
Expedia, Inc.(a)	6,465	204,423
Google, Inc. Cl. A(a)	7,326	5,065,782
IAC/InterActiveCorp(a)	5,900	158,828
Symantec Corp.(a)	28,089	453,356
VeriSign, Inc.(a)	7,300	274,553
Yahoo!, Inc.(a)	41,716	970,314
		9,365,309
Investment Companies — 0.0%
American Capital Strategies Ltd.(b)	5,500	181,280

	Number of Shares	Market Value
Iron & Steel — 0.3%
Allegheny Technologies, Inc.	3,044	$263,002
Nucor Corp.	9,056	536,296
United States Steel Corp.	3,754	453,896
		1,253,194
Leisure Time — 0.2%
Brunswick Corp.	2,939	50,110
Carnival Corp.	13,585	604,397
Harley-Davidson, Inc.	7,622	356,024
		1,010,531
Lodging — 0.3%
Harrah's Entertainment, Inc.	5,823	516,791
Marriott International, Inc. Cl. A	9,828	335,921
Starwood Hotels & Resorts Worldwide, Inc.	6,240	274,747
Wyndham Worldwide Corp.	5,888	138,721
		1,266,180
Machinery – Construction & Mining — 0.4%
Caterpillar, Inc.	20,004	1,451,490
Terex Corp.(a)	3,200	209,824
		1,661,314
Machinery – Diversified — 0.5%
Cummins, Inc.	3,178	404,782
Deere & Co.	13,786	1,283,752
The Manitowoc Co., Inc.	3,900	190,437
Rockwell Automation, Inc.	4,668	321,905
		2,200,876
Manufacturing — 5.0%
3M Co.	22,372	1,886,407
Cooper Industries Ltd. Cl. A	5,728	302,897
Danaher Corp.	7,610	667,701
Dover Corp.	6,335	291,980
Eastman Kodak Co.(b)	8,960	195,955
Eaton Corp.	4,494	435,693
General Electric Co.	318,035	11,789,557
Honeywell International, Inc.	23,590	1,452,436
Illinois Tool Works, Inc.	13,138	703,409
Ingersoll-Rand Co. Ltd. Cl. A	8,766	407,356
ITT Corp.	5,674	374,711
Leggett & Platt, Inc.	5,650	98,536
Pall Corp.	3,892	156,925
Parker Hannifin Corp.	5,421	408,256
Textron, Inc.	7,864	560,703
Tyco International Ltd.	15,568	617,271
		20,349,793
Media — 2.7%
CBS Corp. Cl. B	21,414	583,532
Clear Channel Communications, Inc.	15,749	543,655

(Continued)

The accompanying notes are an integral part of the financial statements.

30

MML Equity Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Comcast Corp. Cl. A(a)	96,277	$1,758,018
The DIRECTV Group, Inc.(a)	23,100	534,072
Gannett Co., Inc.	7,370	287,430
The McGraw-Hill Cos., Inc.(b)	10,860	475,777
Meredith Corp.	1,144	62,897
New York Times Co. Cl. A(b)	4,765	83,530
News Corp., Inc. Cl. A	72,700	1,489,623
The Scripps (E.W.) Co. Cl. A(b)	2,700	121,527
Time Warner, Inc.	115,308	1,903,735
Viacom, Inc. Cl. B(a)	20,914	918,543
The Walt Disney Co.	60,032	1,937,833
Washington Post Co. Cl. B	182	144,040
		10,844,212
Metal Fabricate & Hardware — 0.1%
Precision Castparts Corp.	4,400	610,280
Mining — 0.8%
Alcoa, Inc.	26,688	975,446
Freeport-McMoran Copper & Gold, Inc.	11,933	1,222,417
Newmont Mining Corp.	13,909	679,176
Titanium Metals Corp.(b)	2,800	74,060
Vulcan Materials Co.	3,410	269,697
		3,220,796
Office Equipment/Supplies — 0.2%
Pitney Bowes, Inc.	6,902	262,552
Xerox Corp.	29,414	476,213
		738,765
Oil & Gas — 10.2%
Anadarko Petroleum Corp.	14,244	935,688
Apache Corp.	10,600	1,139,924
Chesapeake Energy Corp.(b)	14,881	583,335
Chevron Corp.	66,466	6,203,272
ConocoPhillips	50,490	4,458,267
Devon Energy Corp.	13,870	1,233,182
ENSCO International, Inc.	4,500	268,290
EOG Resources, Inc.	7,700	687,225
Exxon Mobil Corp.	171,936	16,108,684
Hess Corp.	8,517	859,025
Marathon Oil Corp.	22,380	1,362,047
Murphy Oil Corp.	5,700	483,588
Nabors Industries Ltd.(a)	8,630	236,376
Noble Corp.	8,280	467,903
Noble Energy, Inc.	5,400	429,408
Occidental Petroleum Corp.	26,008	2,002,356
Range Resources Corp.	3,600	184,896
Rowan Companies, Inc.	3,521	138,939
Sunoco, Inc.	3,786	274,258
Tesoro Corp.	4,300	205,110
Transocean, Inc.	9,899	1,417,042

	Number of Shares	Market Value
Valero Energy Corp.	17,300	$1,211,519
XTO Energy, Inc.	15,673	804,965
		41,695,299
Oil & Gas Services — 1.9%
Baker Hughes, Inc.	9,898	802,728
BJ Services Co.	9,100	220,766
Halliburton Co.	27,913	1,058,182
National Oilwell Varco, Inc.(a)	11,500	844,790
Schlumberger Ltd.	37,878	3,726,059
Smith International, Inc.	6,200	457,870
Weatherford International Ltd.(a)	10,438	716,047
		7,826,442
Packaging & Containers — 0.1%
Ball Corp.	3,320	149,400
Bemis Co., Inc.(b)	3,466	94,899
Pactiv Corp.(a)	4,159	110,754
Sealed Air Corp.	5,282	122,225
		477,278
Pharmaceuticals — 5.7%
Abbott Laboratories	48,198	2,706,318
Allergan, Inc.	9,832	631,608
AmerisourceBergen Corp.	5,852	262,579
Barr Pharmaceuticals, Inc.(a)	3,300	175,230
Bristol-Myers Squibb Co.	61,542	1,632,094
Cardinal Health, Inc.	11,269	650,785
Eli Lilly & Co.	30,595	1,633,467
Express Scripts, Inc.(a)	8,066	588,818
Forest Laboratories, Inc.(a)	9,780	356,481
Gilead Sciences, Inc.(a)	29,188	1,342,940
Hospira, Inc.(a)	4,839	206,335
King Pharmaceuticals, Inc.(a)	7,567	77,486
Medco Health Solutions, Inc.(a)	8,420	853,788
Merck & Co., Inc.	68,515	3,981,407
Mylan Inc.(b)	8,624	121,253
Pfizer, Inc.	215,741	4,903,793
Schering-Plough Corp.	50,288	1,339,672
Watson Pharmaceutical, Inc.(a)	3,370	91,462
Wyeth	41,856	1,849,617
		23,405,133
Pipelines — 0.5%
El Paso Corp.	21,646	373,177
Questar Corp.	5,200	281,320
Spectra Energy Corp.(b)	19,486	503,129
The Williams Cos., Inc.	19,318	691,198
		1,848,824

	Number of Shares	Market Value
Real Estate — 0.0%
CB Richard Ellis Group, Inc. Cl. A(a) (b)	6,600	$142,230
Real Estate Investment Trusts (REITS) — 0.9%
Apartment Investment & Management Co. Cl. A(b)	3,200	111,136
AvalonBay Communities, Inc.(b)	2,300	216,522
Boston Properties, Inc.(b)	3,600	330,516
Developers Diversified Realty Corp. REIT	4,000	153,160
Equity Residential REIT	9,200	335,524
General Growth Properties, Inc. REIT(b)	8,100	333,558
Host Hotels & Resorts, Inc. REIT(b)	16,300	277,752
Kimco Realty Corp.(b)	7,500	273,000
ProLogis(b)	7,800	494,364
Public Storage	3,620	265,744
Simon Property Group, Inc. REIT	7,200	625,392
Vornado Realty Trust	4,400	386,980
		3,803,648
Retail — 5.0%
Abercrombie & Fitch Co., Cl. A	2,700	215,919
AutoNation, Inc.(a)	4,868	76,233
AutoZone, Inc.(a)	1,554	186,340
Bed Bath & Beyond, Inc.(a)	8,550	251,285
Best Buy Co., Inc.	10,895	573,622
Big Lots, Inc.(a) (b)	2,874	45,955
Circuit City Stores, Inc.(b)	4,500	18,900
Coach, Inc.(a)	11,300	345,554
Costco Wholesale Corp.	13,642	951,666
CVS Caremark Corp.	46,283	1,839,749
Darden Restaurants, Inc.	4,392	121,702
Dillards, Inc. Cl. A(b)	2,101	39,457
Family Dollar Stores, Inc.(b)	4,851	93,285
Gamestop Corp. Cl. A(a)	5,000	310,550
The Gap, Inc.	15,445	328,670
The Home Depot, Inc.	52,715	1,420,142
J.C. Penney Co., Inc.	6,909	303,927
Jones Apparel Group, Inc.	2,996	47,906
Kohl's Corp.(a)	9,923	454,473
Limited Brands, Inc.(b)	10,030	189,868
Liz Claiborne, Inc.(b)	3,274	66,626
Lowe's Companies, Inc.	46,264	1,046,492
Macy's, Inc.	13,500	349,245
McDonald's Corp.	37,277	2,195,988
Nordstrom, Inc.(b)	6,170	226,624
Office Depot, Inc.(a)	8,565	119,139
OfficeMax, Inc.	2,242	46,320
Polo Ralph Lauren Corp.	1,900	117,401
RadioShack Corp.(b)	4,281	72,178

(Continued)

The accompanying notes are an integral part of the financial statements.

31

MML Equity Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Sears Holdings Corp.(a) (b)	2,308	$235,531
Staples, Inc.	22,259	513,515
Starbucks Corp.(a)	23,098	472,816
Target Corp.	26,168	1,308,400
Tiffany & Co.	4,192	192,958
The TJX Cos., Inc.	13,876	398,657
Walgreen Co.	31,004	1,180,632
Wal-Mart Stores, Inc.	74,334	3,533,095
Wendy's International, Inc.	2,675	69,122
Yum! Brands, Inc.	16,296	623,648
		20,583,590
Savings & Loans — 0.2%
Hudson City Bancorp, Inc.	15,600	234,312
Sovereign Bancorp, Inc.(b)	11,355	129,447
Washington Mutual, Inc.(b)	27,601	375,650
		739,409
Semiconductors — 2.7%
Advanced Micro Devices, Inc.(a) (b)	18,360	137,700
Altera Corp.	10,620	205,178
Analog Devices, Inc.	10,370	328,729
Applied Materials, Inc.	43,206	767,339
Broadcom Corp. Cl. A(a)	14,447	377,645
Intel Corp.	184,287	4,913,091
KLA-Tencor Corp.	5,706	274,801
Linear Technology Corp.(b)	7,030	223,765
LSI Corp.(a)	22,228	118,031
MEMC Electronic Materials, Inc.(a)	7,100	628,279
Microchip Technology, Inc.(b)	6,800	213,656
Micron Technology, Inc.(a)	22,717	164,698
National Semiconductor Corp.	7,496	169,709
Novellus Systems, Inc.(a)	3,650	100,631
Nvidia Corp.(a)	17,200	585,144
QLogic Corp.(a)	4,300	61,060
Teradyne, Inc.(a)	5,460	56,456
Texas Instruments, Inc.	44,026	1,470,468
Xilinx, Inc.	9,311	203,632
		11,000,012
Software — 4.1%
Adobe Systems, Inc.(a)	18,312	782,472
Autodesk, Inc.(a)	7,180	357,277
Automatic Data Processing, Inc.	16,804	748,282
BMC Software, Inc.(a)	6,565	233,977
CA, Inc.	12,229	305,114
Citrix Systems, Inc.(a)	5,592	212,552
Compuware Corp.(a)	8,978	79,725

	Number of Shares	Market Value
Electronic Arts, Inc.(a)	9,600	$560,736
Fidelity National Information Services, Inc.	5,100	212,109
Fiserv, Inc.(a)	5,321	295,262
IMS Health, Inc.	6,324	145,705
Intuit, Inc.(a)	10,820	342,020
Microsoft Corp.	252,508	8,989,285
Novell, Inc.(a)	11,076	76,092
Oracle Corp.(a)	124,361	2,808,071
Paychex, Inc.	10,397	376,579
Total System Services, Inc.	5,015	140,416
		16,665,674
Telecommunications — 6.1%
American Tower Corp. Cl. A(a)	12,900	549,540
AT&T, Inc.	190,795	7,929,440
CenturyTel, Inc.	3,431	142,249
Ciena Corp.(a) (b)	2,748	93,734
Cisco Systems, Inc.(a)	190,373	5,153,397
Citizens Communications Co.	10,101	128,586
Corning, Inc.	49,791	1,194,486
Embarq Corp.	4,727	234,128
JDS Uniphase Corp.(a) (b)	7,098	94,403
Juniper Networks, Inc.(a)	16,700	554,440
Motorola, Inc.	72,909	1,169,460
Qualcomm, Inc.	51,960	2,044,626
Qwest Communications International, Inc.(a) (b)	49,358	346,000
Sprint Nextel Corp.	89,459	1,174,597
Tellabs, Inc.(a)	13,912	90,984
Verizon Communications, Inc.	90,716	3,963,382
Windstream Corp.	14,731	191,798
		25,055,250
Textiles — 0.0%
Cintas Corp.	4,290	144,230
Toys, Games & Hobbies — 0.1%
Hasbro, Inc.	4,591	117,438
Mattel, Inc.	11,689	222,559
		339,997
Transportation — 1.7%
Burlington Northern Santa Fe Corp.	9,393	781,779
C.H. Robinson Worldwide, Inc.	5,500	297,660
CSX Corp.	13,230	581,855
Expeditors International of Washington, Inc.	6,700	299,356
FedEx Corp.	9,503	847,383

	Number of Shares	Market Value
Norfolk Southern Corp.	12,289	$619,857
Ryder System, Inc.(b)	1,982	93,174
Union Pacific Corp.	8,317	1,044,782
United Parcel Service, Inc. Cl. B	33,000	2,333,760
		6,899,606
TOTAL EQUITIES (Cost $305,571,613)		404,746,945
	Principal Amount
SHORT-TERM INVESTMENTS — 4.0%
Cash Equivalents — 3.1%(e)
Abbey National North America Eurodollar Time Deposit 5.000% 01/09/2008	$305,652	305,652
Abbey National North America Eurodollar Time Deposit 5.160% 01/07/2008	305,656	305,656
ABN AMRO Bank NV Eurodollar Time Deposit 5.145% 01/03/2008	183,391	183,391
ABN AMRO Bank NV Eurodollar Time Deposit 5.160% 01/04/2008	244,522	244,522
ABN AMRO Bank NV Eurodollar Time Deposit 5.185% 01/04/2008	244,522	244,522
Bank of Nova Scotia Eurodollar Time Deposit 4.850% 01/22/2008	152,826	152,826
Bank of Nova Scotia Eurodollar Time Deposit 4.960% 01/17/2008	152,826	152,826
Bank of Nova Scotia Eurodollar Time Deposit 5.150% 01/03/2008	427,913	427,913
Bank of Scotland Eurodollar Time Deposit 4.870% 02/11/2008	244,522	244,522
Bank of Scotland Eurodollar Time Deposit 5.150% 01/02/2008	183,391	183,391
Barclays Eurodollar Time Deposit 4.880% 02/06/2008	152,826	152,826
Barclays Eurodollar Time Deposit 5.000% 01/22/2008	183,391	183,391

(Continued)

The accompanying notes are an integral part of the financial statements.

32

MML Equity Index Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Barclays Eurodollar Time Deposit 5.150% 02/12/2008	$183,391	$183,391
Barclays Eurodollar Time Deposit 5.350% 01/04/2008	183,391	183,391
BNP Paribas NY Branch Eurodollar Time Deposit 5.010% 01/16/2008	183,391	183,391
BNP Paribas NY Branch Eurodollar Time Deposit 5.150% 01/02/2008	244,522	244,522
BNP Paribas NY Branch Eurodollar Time Deposit 5.200% 01/11/2008	305,652	305,652
Calyon Eurodollar Time Deposit 4.250% 01/02/2008	1,299,022	1,299,022
Calyon Eurodollar Time Deposit 5.120% 03/03/2008	244,522	244,522
Dexia Credit Local Eurodollar Time Deposit 4.755% 01/03/2008	183,391	183,391
Dexia Credit Local Eurodollar Time Deposit 4.815% 01/04/2008	152,826	152,826
Fifth Third Bancorp Time Deposit 2.750% 01/02/2008	275,087	275,087
Fortis Bank Eurodollar Time Deposit 4.300% 01/02/2008	91,696	91,696
Fortis Bank Eurodollar Time Deposit 4.600% 01/07/2008	305,652	305,652
JP Morgan Chase & Co. Eurodollar Time Deposit 5.150% 02/12/2008	305,652	305,652
Lloyds TSB Bank PLC Eurodollar Time Deposit 4.750% 01/24/2008	305,652	305,652
Lloyds TSB Bank PLC Eurodollar Time Deposit 5.150% 01/03/2008	183,391	183,391
Rabobank USA Finance Corp. Eurodollar Time Deposit 4.880% 01/10/2008	183,391	183,391
Rabobank USA Finance Corp. Eurodollar Time Deposit 5.080% 01/09/2008	213,957	213,957
Reserve Primary Money Market Fund(c)	726,383	726,383

	Principal Amount	Market Value
Royal Bank of Scotland Eurodollar Time Deposit 4.700% 02/25/2008	$305,652	$305,652
Royal Bank of Scotland Eurodollar Time Deposit 4.830% 02/05/2008	152,826	152,826
Royal Bank of Scotland Eurodollar Time Deposit 5.000% 01/22/2008	152,826	152,826
Societe Generale Eurodollar Time Deposit 4.900% 02/29/2008	244,522	244,522
Societe Generale Eurodollar Time Deposit 5.150% 01/02/2008	213,957	213,957
Societe Generale Eurodollar Time Deposit 5.150% 03/03/2008	213,957	213,957
Svenska Handelsbanken Eurodollar Time Deposit 4.250% 01/02/2008	1,799,794	1,799,794
Toronto Dominion Bank Ltd. Eurodollar Time Deposit 4.800% 02/11/2008	305,652	305,652
Toronto Dominion Bank Ltd. Eurodollar Time Deposit 5.050% 01/11/2008	122,261	122,261
Toronto Dominion Bank Ltd. Eurodollar Time Deposit 5.100% 01/10/2008	305,652	305,652
UBS Finance Delaware LLC Eurodollar Time Deposit 4.920% 01/11/2008	305,652	305,652
Wells Fargo Eurodollar Time Deposit 4.600% 01/02/2008	152,826	152,826
Wells Fargo Eurodollar Time Deposit 4.750% 01/08/2008	213,957	213,957
		12,841,941
Repurchase Agreements — 0.8%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/2007, 2.55%, due 01/02/2008(f)	3,126,803	3,126,803

	Principal Amount	Market Value
U.S. Treasury Bills — 0.1%
U.S. Treasury Bill(d) 4.650% 01/17/2008	$445,000	$444,081
TOTAL SHORT-TERM INVESTMENTS (Cost $16,412,825)		16,412,825
TOTAL INVESTMENTS — 103.0% (Cost $321,984,438)(g)		421,159,770
Other Assets/ (Liabilities) — (3.0%)		(12,297,420)
NET ASSETS — 100.0%		$408,862,350

Notes to Portfolio of Investments

(a)  Non-income producing security.

(b)  Denotes all or a portion of security on loan. (Note 2).

(c)  Principal amount represents shares owned of the fund.

(d)  This security is held as collateral for open futures contracts. (Note 2).

(e)  Represents investments of security lending collateral. (Note 2).

(f)  Maturity value of $3,127,246. Collateralized by a U.S. Government Agency obligation with a rate of 4.735%, maturity date of 5/01/2035, and an aggregate market value, including accrued interest, of $3,191,334.

(g)  See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

33

MML Growth Equity Fund – Portfolio of Investments

December 31, 2007

	Number of Shares	Market Value
EQUITIES — 99.5%
COMMON STOCK — 99.5%
Advertising — 0.6%
Omnicom Group, Inc.	2,250	$106,942
Aerospace & Defense — 2.6%
General Dynamics Corp.	3,000	266,970
Lockheed Martin Corp.	250	26,315
Rockwell Collins, Inc.	1,050	75,568
United Technologies Corp.	1,450	110,983
		479,836
Auto Manufacturers — 0.1%
Paccar, Inc.	200	10,896
Banks — 3.9%
The Bank of New York Mellon Corp.	3,000	146,280
Northern Trust Corp.	2,300	176,134
State Street Corp.	4,900	397,880
		720,294
Beverages — 0.5%
PepsiCo, Inc.(a)	1,250	94,875
Biotechnology — 1.7%
Celgene Corp.(a) (b)	2,250	103,972
Genentech, Inc.(b)	3,100	207,917
		311,889
Chemicals — 1.6%
Monsanto Co.(a)	2,400	268,056
Praxair, Inc.	300	26,613
		294,669
Commercial Services — 1.7%
Accenture Ltd. Cl. A	2,750	99,082
Apollo Group, Inc. Cl. A(b)	400	28,060
Fastenal Co.(a)	100	4,042
McKesson Corp.	1,500	98,265
Monster Worldwide, Inc.(b)	2,250	72,900
		302,349
Computers — 4.6%
Apple, Inc.(b)	2,250	445,680
Dell, Inc.(b)	5,350	131,128
EMC Corp.(b)	7,850	145,460
Hewlett-Packard Co.	2,300	116,104
Network Appliance, Inc.(b)	150	3,744
		842,116
Cosmetics & Personal Care — 1.3%
The Procter & Gamble Co.	3,200	234,944

	Number of Shares	Market Value
Diversified Financial — 8.2%
American Express Co.	4,150	$215,883
Ameriprise Financial, Inc.	2,100	115,731
BlackRock, Inc.	150	32,520
The Charles Schwab Corp.	7,500	191,625
CME Group, Inc.	200	137,200
Franklin Resources, Inc.	2,150	246,024
The Goldman Sachs Group, Inc.	1,150	247,307
Merrill Lynch & Co., Inc.	1,200	64,416
Morgan Stanley	2,250	119,497
UBS AG Registered CHF	2,850	133,235
		1,503,438
Electronics — 0.2%
Thermo Fisher Scientific, Inc.(b)	650	37,492
Engineering & Construction — 1.7%
Foster Wheeler Ltd.(b)	1,300	201,526
McDermott International, Inc.(b)	1,900	112,157
		313,683
Entertainment — 0.4%
International Game Technology	1,700	74,681
Foods — 0.3%
Sysco Corp.	1,750	54,617
Health Care – Products — 3.6%
Alcon, Inc.	750	107,280
Baxter International, Inc.	900	52,245
Medtronic, Inc.	3,650	183,485
St. Jude Medical, Inc.(b)	3,650	148,336
Stryker Corp.	2,100	156,912
		648,258
Health Care – Services — 4.3%
Aetna, Inc.	4,050	233,806
Humana, Inc.(b)	1,350	101,668
Laboratory Corp. of America Holdings(b)	1,750	132,177
UnitedHealth Group, Inc.	1,450	84,390
WellPoint, Inc.(b)	2,550	223,711
		775,752
Insurance — 1.6%
American International Group, Inc.	1,400	81,620
Cigna Corp.	300	16,119

	Number of Shares	Market Value
The Hartford Financial Services Group, Inc.	300	$26,157
Prudential Financial, Inc.	1,900	176,776
		300,672
Internet — 6.8%
Amazon.com, Inc.(b)	4,050	375,192
eBay, Inc.(b)	4,200	139,398
Google, Inc. Cl. A(b)	870	601,588
McAfee, Inc.(b)	550	20,625
VeriSign, Inc.(b)	2,350	88,384
Yahoo!, Inc.(b)	400	9,304
		1,234,491
Lodging — 1.7%
Las Vegas Sands Corp.(b)	800	82,440
Marriott International, Inc. Cl. A	2,900	99,122
MGM Mirage(b)	1,000	84,020
Wynn Resorts Ltd.	450	50,459
		316,041
Manufacturing — 6.1%
Danaher Corp.	5,150	451,861
General Electric Co.	15,600	578,292
Illinois Tool Works, Inc.	1,450	77,633
		1,107,786
Media — 2.0%
Discovery Holding Co. Cl. A(b)	1,450	36,453
The McGraw-Hill Cos., Inc.	1,750	76,668
Rogers Communications, Inc. Cl. B(a)	3,900	176,475
Shaw Communications, Inc. Cl. B(a)	1,400	33,152
Viacom, Inc. Cl. B(b)	800	35,136
		357,884
Mining — 1.2%
Freeport-McMoran Copper & Gold, Inc.	2,150	220,246
Oil & Gas — 2.9%
EOG Resources, Inc.	150	13,388
Exxon Mobil Corp.	2,150	201,434
Murphy Oil Corp.	2,050	173,922
Total SA Sponsored ADR (France)	1,800	148,680
		537,424
Oil & Gas Services — 5.6%
Baker Hughes, Inc.	2,500	202,750

(Continued)

The accompanying notes are an integral part of the financial statements.

34

MML Growth Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Schlumberger Ltd.	4,900	$482,013
Smith International, Inc.	4,500	332,325
		1,017,088
Pharmaceuticals — 7.0%
Allergan, Inc.	2,600	167,024
Cardinal Health, Inc.	1,200	69,300
Express Scripts, Inc.(b)	1,950	142,350
Gilead Sciences, Inc.(b)	6,400	294,464
Medco Health Solutions, Inc.(b)	1,500	152,100
Merck & Co., Inc.	2,950	171,425
Novartis AG CHF	150	8,226
Roche Holding AG CHF	750	130,050
Schering-Plough Corp.	3,750	99,900
Wyeth	1,150	50,819
		1,285,658
Retail — 5.9%
Bed Bath & Beyond, Inc.(a) (b)	2,100	61,719
Coach, Inc.(b)	2,900	88,682
Costco Wholesale Corp.	650	45,344
CVS Caremark Corp.	9,000	357,750
Kohl's Corp.(b)	4,350	199,230
McDonald's Corp.	1,050	61,856
Target Corp.	2,650	132,500
Wal-Mart Stores, Inc.	2,550	121,202
		1,068,283
Semiconductors — 3.9%
Analog Devices, Inc.	3,050	96,685
ASML Holding NV(b)	350	10,952
Broadcom Corp. Cl. A(b)	1,450	37,903
Intel Corp.	6,250	166,625
Marvell Technology Group Ltd.(b)	9,150	127,917
Maxim Integrated Products, Inc.	2,900	76,792
Texas Instruments, Inc.	2,050	68,470
Xilinx, Inc.	5,700	124,659
		710,003
Software — 7.7%
Adobe Systems, Inc.(b)	2,100	89,733
Autodesk, Inc.(b)	2,400	119,424
Automatic Data Processing, Inc.	4,550	202,612
Electronic Arts, Inc.(b)	2,950	172,310
Fiserv, Inc.(b)	600	33,294
Intuit, Inc.(b)	2,300	72,703
MasterCard, Inc. Cl. A(a)	200	43,040
Microsoft Corp.	14,650	521,540
Oracle Corp.(b)	6,050	136,609
TomTom NV EUR(b)	143	10,758
		1,402,023

	Number of Shares	Market Value
Telecommunications — 9.3%
America Movil SAB de CV Sponsored ADR (Mexico)	4,350	$267,047
American Tower Corp. Cl. A(b)	5,500	234,300
AT&T, Inc.	3,200	132,991
Cisco Systems, Inc.(b)	11,650	315,366
Corning, Inc.	4,800	115,152
Juniper Networks, Inc.(b)	8,050	267,260
MetroPCS Communications, Inc.(b)	1,400	27,230
Nokia Oyj Sponsored ADR (Finland)	5,700	218,823
Qualcomm, Inc.	2,850	112,148
		1,690,317
Toys, Games & Hobbies — 0.3%
Nintendo Co., Ltd. JPY	100	60,547
Transportation — 0.2%
Expeditors International of Washington, Inc.	1,000	44,680
TOTAL EQUITIES (Cost $17,530,329)		18,159,874
RIGHTS -— 0.0%
Computers Seagate Technology(b) (c)	11,100	0
TOTAL RIGHTS (Cost $0)		0
TOTAL LONG TERM INVESTMENTS (Cost $17,530,329)		18,159,874
	Principal Amount
SHORT-TERM INVESTMENTS — 5.1%
Cash Equivalents — 4.4%(e)
Abbey National North America Eurodollar Time Deposit 5.000% 01/09/2008	$19,057	19,057
Abbey National North America Eurodollar Time Deposit 5.160% 01/07/2008	19,057	19,057
ABN AMRO Bank NV Eurodollar Time Deposit 5.145% 01/03/2008	11,434	11,434
ABN AMRO Bank NV Eurodollar Time Deposit 5.160% 01/04/2008	15,255	15,255

	Principal Amount	Market Value
ABN AMRO Bank NV Eurodollar Time Deposit 5.185% 01/04/2008	$15,246	$15,246
Bank of Nova Scotia Eurodollar Time Deposit 4.850% 01/22/2008	9,529	9,529
Bank of Nova Scotia Eurodollar Time Deposit 4.960% 01/17/2008	9,529	9,529
Bank of Nova Scotia Eurodollar Time Deposit 5.150% 01/03/2008	26,680	26,680
Bank of Scotland Eurodollar Time Deposit 4.870% 02/11/2008	15,246	15,246
Bank of Scotland Eurodollar Time Deposit 5.150% 01/02/2008	11,434	11,434
Barclays Eurodollar Time Deposit 4.880% 02/06/2008	9,529	9,529
Barclays Eurodollar Time Deposit 5.000% 01/22/2008	11,434	11,434
Barclays Eurodollar Time Deposit 5.150% 02/12/2008	11,434	11,434
Barclays Eurodollar Time Deposit 5.350% 01/04/2008	11,434	11,434
BNP Paribas NY Branch Eurodollar Time Deposit 5.010% 01/16/2008	11,434	11,434
BNP Paribas NY Branch Eurodollar Time Deposit 5.150% 01/02/2008	15,246	15,246
BNP Paribas NY Branch Eurodollar Time Deposit 5.200% 01/11/2008	19,057	19,057
Calyon Eurodollar Time Deposit 4.250% 01/02/2008	80,994	80,994
Calyon Eurodollar Time Deposit 5.120% 03/03/2008	15,246	15,246
Dexia Credit Local Eurodollar Time Deposit 4.755% 01/03/2008	11,434	11,434
Dexia Credit Local Eurodollar Time Deposit 4.815% 01/04/2008	9,529	9,529
Fifth Third Bancorp Time Deposit 2.750% 01/02/2008	17,152	17,152

(Continued)

The accompanying notes are an integral part of the financial statements.

35

MML Growth Equity Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Fortis Bank Eurodollar Time Deposit 4.300% 01/02/2008	$5,717	$5,717
Fortis Bank Eurodollar Time Deposit 4.600% 01/07/2008	19,057	19,057
JP Morgan Chase & Co. Eurodollar Time Deposit 5.150% 02/12/2008	19,057	19,057
Lloyds TSB Bank PLC Eurodollar Time Deposit 4.750% 01/24/2008	19,057	19,057
Lloyds TSB Bank PLC Eurodollar Time Deposit 5.150% 01/03/2008	11,434	11,434
Rabobank USA Finance Corp. Eurodollar Time Deposit 4.880% 01/10/2008	11,434	11,434
Rabobank USA Finance Corp. Eurodollar Time Deposit 5.080% 01/09/2008	13,340	13,340
Reserve Primary Money Market Fund(d)	45,290	45,290
Royal Bank of Scotland Eurodollar Time Deposit 4.700% 02/25/2008	19,057	19,057
Royal Bank of Scotland Eurodollar Time Deposit 4.830% 02/05/2008	9,529	9,529
Royal Bank of Scotland Eurodollar Time Deposit 5.000% 01/22/2008	9,529	9,529
Societe Generale Eurodollar Time Deposit 4.900% 02/29/2008	15,246	15,246
Societe Generale Eurodollar Time Deposit 5.150% 01/02/2008	13,340	13,340
Societe Generale Eurodollar Time Deposit 5.150% 03/03/2008	13,340	13,340
Svenska Handelsbanken Eurodollar Time Deposit 4.250% 01/02/2008	112,218	112,218
Toronto Dominion Bank Ltd. Eurodollar Time Deposit 4.800% 02/11/2008	19,057	19,057
Toronto Dominion Bank Ltd. Eurodollar Time Deposit 5.050% 01/11/2008	7,623	7,623

	Principal Amount	Market Value
Toronto Dominion Bank Ltd. Eurodollar Time Deposit 5.100% 01/10/2008	$19,057	$19,057
UBS Finance Delaware LLC Eurodollar Time Deposit 4.920% 01/11/2008	19,057	19,057
Wells Fargo Eurodollar Time Deposit 4.600% 01/02/2008	9,529	9,529
Wells Fargo Eurodollar Time Deposit 4.750% 01/08/2008	13,340	13,340
		800,698
Repurchase Agreements — 0.7%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/2007, 2.55%, due 01/02/2008(f)	121,152	121,152
TOTAL SHORT-TERM INVESTMENTS (Cost $921,850)		921,850
TOTAL INVESTMENTS — 104.6% (Cost $18,452,179)(g)		19,081,724
Other Assets/ (Liabilities) — (4.6%)		(834,378)
NET ASSETS — 100.0%		$18,247,346

Notes to Portfolio of Investments

ADR - American Depository Receipt

CHF - Swiss Franc

EUR - Euro

JPY - Japanese Yen

(a)  Denotes all or a portion of security on loan. (Note 2).

(b)  Non-income producing security.

(c)  This security is valued in good faith under procedures established by the Board of Trustees.

(d)  Principal amount represents shares owned of the fund.

(e)  Represents investments of security lending collateral. (Note 2).

(f)  Maturity value of $121,169. Collateralized by a U.S. Government Agency obligation with a rate of 4.211%, maturity date of 5/01/2035, and an aggregate market value, including accrued interest, of $125,043.

(g)  See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

36

MML NASDAQ-100 Fund – Portfolio of Investments

December 31, 2007

	Number of Shares	Market Value
EQUITIES — 97.7%
COMMON STOCK — 97.7%
Advertising — 0.5%
Focus Media Holding Ltd. ADR (China)(a)	609	$34,597
Lamar Advertising Co. Cl. A	444	21,343
		55,940
Airlines — 0.5%
Ryanair Holdings PLC Sponsored ADR (Ireland)(a)	655	25,833
UAL Corp.(a)	638	22,751
		48,584
Auto Manufacturers — 1.3%
Paccar, Inc.	2,373	129,281
Beverages — 0.2%
Hansen Natural Corp.(a)	522	23,119
Biotechnology — 4.9%
Amgen, Inc.(a)	2,943	136,673
Biogen Idec, Inc.(a)	1,817	103,424
Celgene Corp.(a)	2,189	101,154
Genzyme Corp.(a)	1,935	144,041
Vertex Pharmaceuticals, Inc.(a)	790	18,352
		503,644
Chemicals — 0.4%
Sigma-Aldrich Corp.	709	38,711
Commercial Services — 1.2%
Apollo Group, Inc. Cl. A(a)	986	69,168
Fastenal Co.	797	32,215
Monster Worldwide, Inc.(a)	763	24,721
		126,104
Computers — 20.4%
Apple, Inc.(a)	7,022	1,390,918
Cadence Design Systems, Inc.(a)	1,598	27,182
Cognizant Technology Solutions Corp. Cl. A(a)	1,605	54,474
Dell, Inc.(a)	4,784	117,256
Logitech International SA(a)	990	36,274
Network Appliance, Inc.(a)	2,106	52,566
Research In Motion Ltd.(a)	3,216	364,694
SanDisk Corp.(a)	1,191	39,505
Sun Microsystems, Inc.(a)	2,048	37,130
		2,119,999

	Number of Shares	Market Value
Electronics — 1.7%
Flextronics International Ltd.(a)	5,136	$61,940
Garmin Ltd.	1,165	113,005
		174,945
Engineering & Construction — 0.7%
Foster Wheeler Ltd.(a)	432	66,969
Environmental Controls — 0.3%
Stericycle, Inc.(a)	526	31,244
Foods — 0.3%
Whole Foods Market, Inc.	789	32,191
Health Care – Products — 2.1%
Dentsply International, Inc.	806	36,286
Henry Schein, Inc.(a)	488	29,963
Hologic, Inc.(a)	766	52,578
Intuitive Surgical, Inc.(a)	221	71,715
Patterson Cos., Inc.(a)	800	27,160
		217,702
Internet — 13.5%
Akamai Technologies, Inc.(a)	916	31,694
Amazon.com, Inc.(a)	1,594	147,668
Baidu.com ADR (China)(a)	138	53,874
Check Point Software Technologies Ltd.(a)	1,224	26,879
eBay, Inc.(a)	5,811	192,867
Expedia, Inc.(a)	1,624	51,351
Google, Inc. Cl. A(a)	823	569,088
IAC/InterActiveCorp(a)	1,675	45,091
Liberty Media Holding Corp. Interactive Cl. A(a)	3,248	61,972
Symantec Corp.(a)	5,193	83,815
VeriSign, Inc.(a)	1,218	45,809
Yahoo!, Inc.(a)	3,665	85,248
		1,395,356
Iron & Steel — 0.3%
Steel Dynamics, Inc.	584	34,789
Lodging — 0.8%
Wynn Resorts Ltd.	719	80,621
Machinery – Construction & Mining — 0.4%
Joy Global, Inc.	614	40,414
Media — 2.9%
Comcast Corp. Cl. A(a)	8,371	152,854

	Number of Shares	Market Value
Discovery Holding Co. Cl. A(a)	1,403	$35,271
EchoStar Communications Corp. Cl. A(a)	1,222	46,094
Liberty Global, Inc. Cl. A(a)	1,110	43,501
Sirius Satellite Radio, Inc.(a)	9,066	27,470
		305,901
Pharmaceuticals — 5.4%
Amylin Pharmaceuticals, Inc.(a)	757	28,009
Cephalon, Inc.(a)	360	25,834
Express Scripts, Inc.(a)	1,300	94,900
Gilead Sciences, Inc.(a)	5,279	242,887
Teva Pharmaceutical Sponsored ADR (Israel)	3,575	166,166
		557,796
Retail — 4.2%
Bed Bath & Beyond, Inc.(a)	2,100	61,719
Costco Wholesale Corp.	1,315	91,734
Petsmart, Inc.	725	17,059
Sears Holdings Corp.(a)	829	84,599
Staples, Inc.	2,708	62,474
Starbucks Corp.(a)	5,844	119,627
		437,212
Semiconductors — 8.5%
Altera Corp.	2,779	53,690
Applied Materials, Inc.	4,026	71,502
Broadcom Corp. Cl. A(a)	2,459	64,278
Intel Corp.	11,722	312,509
KLA-Tencor Corp.	1,284	61,837
Lam Research Corp.(a)	725	31,342
Linear Technology Corp.	1,740	55,384
Marvell Technology Group Ltd.(a)	3,313	46,316
Microchip Technology, Inc.	1,004	31,546
Nvidia Corp.(a)	3,120	106,142
Xilinx, Inc.	2,277	49,798
		884,344
Software — 15.7%
Activision, Inc.(a)	1,523	45,233
Adobe Systems, Inc.(a)	3,260	139,300
Autodesk, Inc.(a)	1,388	69,067
BEA Systems, Inc.(a)	2,111	33,312
Citrix Systems, Inc.(a)	1,294	49,185
Electronic Arts, Inc.(a)	1,806	105,488
Fiserv, Inc.(a)	1,184	65,700

(Continued)

The accompanying notes are an integral part of the financial statements.

37

MML NASDAQ-100 Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Infosys Technologies Ltd. Sponsored ADR (India)	661	$29,983
Intuit, Inc.(a)	2,414	76,307
Microsoft Corp.	18,575	661,270
Oracle Corp.(a)	12,226	276,063
Paychex, Inc.	2,068	74,903
		1,625,811
Telecommunications — 10.2%
Cisco Systems, Inc.(a)	12,488	338,050
Juniper Networks, Inc.(a)	1,993	66,168
Leap Wireless International, Inc.(a)	401	18,703
Level 3 Communications, Inc.(a)	8,702	26,454
Millicom International Cellular SA(a)	564	66,518
NII Holdings, Inc. Cl. B(a)	962	46,484
Qualcomm, Inc.	11,363	447,134
Tellabs, Inc.(a)	1,504	9,836
Virgin Media, Inc.	2,013	34,503
		1,053,850
Textiles — 0.3%
Cintas Corp.	1,061	35,671
Transportation — 1.0%
C.H. Robinson Worldwide, Inc.	960	51,955
Expeditors International of Washington, Inc.	1,208	53,973
		105,928
TOTAL EQUITIES (Cost $7,427,806)		10,125,415
	Principal Amount
SHORT-TERM INVESTMENTS — 2.7%
Repurchase Agreements — 2.2%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/2007, 2.55%, due 01/02/2008(c)	$234,435	234,435
U.S. Treasury Bills — 0.5%
U.S. Treasury Bill(b) 4.650% 01/17/2008	50,000	49,897
TOTAL SHORT-TERM INVESTMENTS (Cost $284,332)		284,332

Market Value
TOTAL INVESTMENTS — 100.4% (Cost $7,712,138)(d)	$10,409,747
Other Assets/ (Liabilities) — (0.4%)	(40,484)
NET ASSETS — 100.0%	$10,369,263

Notes to Portfolio of Investments

ADR - American Depository Receipt

(a)  Non-income producing security.

(b)  This security is held as collateral for open futures contracts. (Note 2).

(c)  Maturity value of $234,468. Collateralized by a U.S. Government Agency obligation with a rate of 4.819%, maturity date of 10/01/2035, and an aggregate market value, including accrued interest, of $241,041.

(d)  See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

38

MML Small Cap Growth Equity Fund – Portfolio of Investments

December 31, 2007

	Number of Shares	Market Value
EQUITIES — 91.9%
COMMON STOCK — 91.9%
Advertising — 0.4%
Focus Media Holding Ltd. ADR (China)(a) (b)	18,740	$1,064,619
Aerospace & Defense — 1.3%
Teledyne Technologies, Inc.(a) (b)	30,490	1,626,032
Transdigm Group, Inc.(a)	15,600	704,652
Triumph Group, Inc.	8,040	662,094
		2,992,778
Airlines — 0.2%
Airtran Holdings, Inc.(a)	68,100	487,596
Apparel — 0.2%
Skechers U.S.A., Inc. Cl. A(a)	25,800	503,358
Automotive & Parts — 0.5%
Tenneco, Inc.(a)	30,900	805,563
TRW Automotive Holdings Corp.(a)	19,700	411,730
		1,217,293
Banks — 0.5%
First Community Bancorp(b)	11,400	470,136
UCBH Holdings, Inc.(b)	17,500	247,800
UMB Financial Corp.	15,200	583,072
		1,301,008
Beverages — 0.1%
Jones Soda Co.(a) (b)	27,200	202,368
Biotechnology — 2.3%
Arena Pharmaceuticals, Inc.(a) (b)	16,120	126,220
Charles River Laboratories International, Inc.(a)	20,870	1,373,246
Exelixis, Inc.(a)	33,300	287,379
Human Genome Sciences, Inc.(a) (b)	73,300	765,252
Incyte Corp.(a) (b)	47,100	473,355
Lifecell Corp.(a)	37,700	1,625,247
Millennium Pharmaceuticals, Inc.(a)	17,560	263,049
Regeneron Pharmaceuticals, Inc.(a)	24,600	594,090
		5,507,838

	Number of Shares	Market Value
Chemicals — 2.7%
Agrium, Inc.	9,010	$650,612
Cytec Industries, Inc.	5,325	327,913
Ferro Corp.	39,800	825,054
FMC Corp.	6,730	367,121
Hercules, Inc.(b)	70,310	1,360,498
Minerals Technologies, Inc.(b)	10,700	716,365
Terra Industries, Inc.(a)	9,280	443,213
Zoltek Cos., Inc.(a) (b)	38,200	1,637,634
		6,328,410
Coal — 0.9%
Arch Coal, Inc.	15,500	696,415
Foundation Coal Holdings, Inc.	26,110	1,370,775
		2,067,190
Commercial Services — 7.5%
Aegean Marine Petroleum Network, Inc.	9,150	351,268
AerCap Holdings NV(a)	55,500	1,158,285
American Public Education, Inc.(a)	5,200	217,256
Bankrate, Inc.(a) (b)	39,400	1,894,746
Bowne & Co., Inc.	41,100	723,360
Capella Education Co.(a)	16,900	1,106,274
CoStar Group, Inc.(a) (b)	31,400	1,483,650
Dollar Financial Corp.(a)	21,990	674,873
FTI Consulting, Inc.(a)	13,070	805,635
Interactive Data Corp.	24,620	812,706
Iron Mountain, Inc.(a)	22,440	830,729
ITT Educational Services, Inc.(a) (b)	22,100	1,884,467
Live Nation, Inc.(a) (b)	32,520	472,190
Morningstar, Inc.(a)	1,100	85,525
Pharmaceutical Product Development, Inc.	20,410	823,952
Sotheby's	28,000	1,066,800
Stewart Enterprises, Inc. Cl. A	98,700	878,430
VistaPrint Ltd.(a) (b)	58,130	2,490,870
		17,761,016
Computers — 4.8%
Electronics for Imaging, Inc.(a)	34,600	777,808
FactSet Research Systems, Inc.	63,572	3,540,960
IHS, Inc. Cl. A(a) (b)	12,200	738,832
Mentor Graphics Corp.(a)	44,500	479,710
MICROS Systems, Inc.(a)	49,850	3,497,476

	Number of Shares	Market Value
Riverbed Technology, Inc.(a)	53,000	$1,417,220
Smart Modular Technologies(a)	108,100	1,100,458
		11,552,464
Cosmetics & Personal Care — 0.8%
Bare Escentuals, Inc.(a) (b)	81,300	1,971,525
Distribution & Wholesale — 2.3%
Ingram Micro, Inc. Cl. A(a)	61,700	1,113,068
LKQ Corp.(a)	202,768	4,262,183
		5,375,251
Diversified Financial — 1.9%
Aberdeen Asset Management PLC GBP	96,538	324,386
Advanta Corp. Cl. B	55,800	450,306
Financial Federal Corp.(b)	71,387	1,591,216
GLG Partners, Inc.(a) (b)	26,930	366,248
JMP Group, Inc.	64,400	546,112
MF Global Ltd.(a)	20,630	649,226
The Nasdaq Stock Market, Inc.(a)	10,400	514,696
		4,442,190
Electric — 0.3%
El Paso Electric Co.(a)	27,300	698,061
Electronics — 0.6%
Benchmark Electronics, Inc.(a) (b)	29,550	523,921
Faro Technologies, Inc.(a)	7,550	205,209
FLIR Systems, Inc.(a)	22,860	715,518
		1,444,648
Energy – Alternate Sources — 1.3%
C. Rokas SA Cl. C EUR	17,435	484,661
Covanta Holding Corp.(a)	58,260	1,611,472
JA Solar Holdings Co. Ltd., Sponsored ADR (Cayman Islands)(a)	5,370	374,880
VeraSun Energy(a) (b)	42,000	641,760
		3,112,773
Engineering & Construction — 2.2%
Chicago Bridge & Iron Co.	87,650	5,297,566
Entertainment — 3.1%
Churchill Downs, Inc.	14,400	777,168
DreamWorks Animation SKG, Inc. Cl. A(a)	29,200	745,768

(Continued)

The accompanying notes are an integral part of the financial statements.

39

MML Small Cap Growth Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
National CineMedia, Inc.	40,500	$1,021,005
Scientific Games Corp. Cl. A(a) (b)	74,030	2,461,497
Vail Resorts, Inc.(a)	42,400	2,281,544
		7,286,982
Environmental Controls — 0.9%
Mine Safety Appliances Co.	4,800	248,976
Stericycle, Inc.(a) (b)	11,020	654,588
Waste Connections, Inc.(a)	40,085	1,238,627
		2,142,191
Foods — 0.1%
Pilgrim's Pride Corp.	8,200	237,390
Gas — 0.3%
UGI Corp.	24,300	662,175
Hand & Machine Tools — 0.2%
Kennametal, Inc.	12,040	455,834
Health Care – Products — 2.2%
AngioDynamics, Inc.(a)	24,190	460,578
Hologic, Inc.(a) (b)	21,692	1,488,939
Kensey Nash Corp.(a)	23,000	688,160
Mindray Medical International Ltd., ADR (China)	9,050	388,879
Symmetry Medical, Inc.(a)	35,800	623,994
Visicu, Inc.(a)	91,900	1,090,853
Volcano Corp.(a)	47,070	588,846
		5,330,249
Health Care – Services — 3.7%
Community Health Systems, Inc.(a)	22,800	840,408
Health Management Associates, Inc. Cl. A	100,400	600,392
Healthsouth Corp.(a) (b)	20,800	436,800
Healthways, Inc.(a) (b)	67,600	3,950,544
Icon PLC Sponsored ADR (United Kingdom)(a)	15,567	962,975
LifePoint Hospitals, Inc.(a) (b)	20,900	621,566
Magellan Health Services, Inc.(a)	15,600	727,428
Matria Healthcare, Inc.(a) (b)	27,400	651,298
		8,791,411
Holding Company – Diversified — 0.2%
Liberty Acquisition Holdings Corp.(a)	46,780	509,902
Home Furnishing — 0.9%
DTS, Inc.(a) (b)	44,350	1,134,030
TiVo, Inc.(a)	112,400	937,416
		2,071,446

	Number of Shares	Market Value
Household Products — 0.4%
Church & Dwight Co., Inc.(b)	9,670	$522,857
Fossil, Inc.(a)	10,870	456,323
		979,180
Insurance — 2.5%
Allied World Assurance Holdings Ltd.	17,370	871,453
Aspen Insurance Holdings Ltd.	25,900	746,956
Employers Holdings, Inc.	34,700	579,837
FPIC Insurance Group, Inc.(a)	10,300	442,694
Platinum Underwriters Holdings Ltd.	20,500	728,980
ProAssurance Corp.(a) (b)	31,500	1,729,980
Reinsurance Group of America, Inc.	14,500	760,960
		5,860,860
Internet — 6.8%
Art Technology Group, Inc.(a)	35,800	154,656
Blue Nile, Inc.(a) (b)	18,600	1,265,916
Constant Contact, Inc.(a) (b)	41,900	900,850
Ctrip.com International Ltd. ADR (China)	8,210	471,829
DealerTrack Holdings, Inc.(a)	39,650	1,327,086
Digital River, Inc.(a)	4,160	137,571
Equinix, Inc.(a) (b)	12,490	1,262,364
Harris Interactive, Inc.(a)	54,100	230,466
LoopNet, Inc.(a) (b)	104,850	1,473,143
Orbitz Worldwide, Inc.(a)	44,320	376,720
Priceline.com, Inc.(a) (b)	3,440	395,118
S1 Corp.(a)	82,600	602,980
Sapient Corp.(a)	88,600	780,566
Shutterfly, Inc.(a) (b)	55,200	1,414,224
Sina Corp.(a)	60,350	2,674,109
The TriZetto Group, Inc.(a) (b)	61,840	1,074,161
Vocus, Inc.(a)	49,200	1,698,876
		16,240,635
Investment Companies — 0.2%
Babcock & Brown Wind Partners AUD	323,977	482,051
Iron & Steel — 0.4%
Cleveland-Cliffs, Inc.(b)	5,000	504,000
Steel Dynamics, Inc.	9,685	576,935
		1,080,935

	Number of Shares	Market Value
Lodging — 1.4%
Gaylord Entertainment Co.(a)	81,200	$3,286,164
Machinery – Construction & Mining — 2.8%
Bucyrus International, Inc. Cl. A(b)	60,300	5,993,217
Outotec OYJ EUR	11,130	606,924
		6,600,141
Machinery – Diversified — 0.7%
Chart Industries, Inc.(a)	14,670	453,303
Flowserve Corp.	13,510	1,299,662
		1,752,965
Manufacturing — 0.5%
Hansen Transmissions International NV GBP(a)	60,422	349,113
Hexcel Corp.(a)	30,600	742,968
		1,092,081
Media — 0.5%
Dolan Media Co.(a)	12,800	373,376
LodgeNet Entertainment Corp.(a) (b)	20,800	362,752
NET Servicos de Comunicacao SA, ADR (Brazil)(b)	29,940	358,681
		1,094,809
Mining — 0.6%
Century Aluminum Co.(a)	12,300	663,462
Timminco Ltd. CAD(a)	9,890	220,817
Uranium One, Inc. CAD(a)	60,970	547,620
		1,431,899
Oil & Gas — 4.6%
Bill Barrett Corp.(a) (b)	91,450	3,829,012
Cabot Oil & Gas Corp.	17,510	706,879
Comstock Resources, Inc.(a)	22,600	768,400
Denbury Resources, Inc.(a)	34,320	1,021,020
Forest Oil Corp.(a)	12,820	651,769
Newfield Exploration Co.(a)	38,400	2,023,680
Rosetta Resources, Inc.(a)	32,300	640,509
Warren Resources, Inc.(a)	32,760	462,899
Whiting Petroleum Corp.(a)	14,900	859,134
		10,963,302
Oil & Gas Services — 0.3%
Complete Production Services, Inc.(a)	23,970	430,741
Core Laboratories NV(a)	2,900	361,688
		792,429

(Continued)

The accompanying notes are an integral part of the financial statements.

40

MML Small Cap Growth Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Packaging & Containers — 0.7%
Greif, Inc. Cl. A	8,680	$567,412
Owens-Illinois, Inc.(a) (b)	16,050	794,475
Rexam PLC GBP	51,220	427,115
		1,789,002
Pharmaceuticals — 3.6%
Adams Respiratory Therapeutics, Inc.(a) (b)	82,250	4,913,615
Alkermes, Inc.(a) (b)	56,080	874,287
Amylin Pharmaceuticals, Inc.(a) (b)	28,780	1,064,860
The Medicines Co.(a)	28,270	541,653
Perrigo Co.	20,800	728,208
Warner Chilcott Ltd. Cl. A(a)	19,660	348,572
		8,471,195
Real Estate Investment Trusts (REITS) — 0.3%
American Campus Communities REIT	25,500	684,675
Retail — 4.5%
BJ's Wholesale Club, Inc.(a)	16,630	562,593
Chipotle Mexican Grill, Inc. Cl. A(a) (b)	5,500	808,885
Denny's Corp.(a)	149,200	559,500
Dick's Sporting Goods, Inc.(a)	24,030	667,073
Dollar Tree Stores, Inc.(a)	4,970	128,822
Gamestop Corp. Cl. A(a)	7,960	494,396
Nu Skin Enterprises, Inc. Cl. A	46,300	760,709
O'Reilly Automotive, Inc.(a)	74,090	2,402,739
P.F. Chang's China Bistro, Inc.(a) (b)	12,100	276,364
Papa John's International, Inc.(a)	25,500	578,850
Penske Auto Group, Inc.(b)	41,200	719,352
Red Robin Gourmet Burgers, Inc.(a)	25,910	828,861
Under Armour, Inc. Cl. A(a) (b)	1,870	81,663
Urban Outfitters, Inc.(a) (b)	29,000	790,540
Zumiez, Inc.(a) (b)	45,300	1,103,508
		10,763,855
Semiconductors — 2.3%
Advanced Analogic Technologies, Inc.(a)	49,840	562,195
Applied Micro Circuits Corp.(a)	71,475	624,692
Cypress Semiconductor Corp.(a)	28,300	1,019,649
Emulex Corp.(a)	21,860	356,755

	Number of Shares	Market Value
Fairchild Semiconductor International, Inc.(a)	46,900	$676,767
O2Micro International Ltd. ADR (Cayman Islands)(a)	28,300	326,582
ON Semiconductor Corp.(a) (b)	79,200	703,296
Semtech Corp.(a)	20,040	311,021
Spansion LLC Cl. A(a) (b)	53,800	211,434
Verigy Ltd.(a)	23,400	635,778
		5,428,169
Software — 11.2%
Activision, Inc.(a)	24,620	731,214
Allscripts Healthcare Solutions, Inc.(a) (b)	143,300	2,782,886
Ansys, Inc.(a)	19,870	823,810
Blackbaud, Inc.	147,350	4,131,694
Blackboard, Inc.(a)	97,600	3,928,400
BladeLogic, Inc.(a)	37,600	1,111,832
Cerner Corp.(a) (b)	59,800	3,372,720
Commvault Systems, Inc.(a)	81,430	1,724,687
Concur Technologies, Inc.(a)	55,600	2,013,276
Eclipsys Corp.(a)	30,500	771,955
EPIQ Systems, Inc.(a) (b)	55,359	963,800
Nuance Communications, Inc.(a) (b)	12,100	226,028
Omnicell, Inc.(a)	50,800	1,368,044
Red Hat, Inc.(a) (b)	59,700	1,244,148
THQ, Inc.(a)	30,085	848,096
UBISOFT Entertainment EUR(a)	6,530	662,511
		26,705,101
Telecommunications — 1.2%
ADC Telecommunications, Inc.(a)	27,000	419,850
Cellcom Israel Ltd.	18,490	587,242
Centennial Communications Corp.(a)	8,800	81,752
Comverse Technology, Inc.(a)	25,600	441,600
Foundry Networks, Inc.(a)	16,600	290,832
General Communication, Inc. Cl. A(a)	45,000	393,750
Powerwave Technologies, Inc.(a) (b)	116,400	469,092
Sonus Networks, Inc.(a) (b)	50,400	293,832
		2,977,950
Toys, Games & Hobbies — 0.2%
Marvel Entertainment, Inc.(a) (b)	18,740	500,545

	Number of Shares	Market Value
Transportation — 3.3%
Con-way, Inc.	14,300	$594,022
J.B. Hunt Transport Services, Inc.	114,350	3,150,343
Kansas City Southern(a) (b)	100,225	3,440,724
Teekay Tankers Ltd. Cl. A(a)	3,000	66,000
Werner Enterprises, Inc.(b)	39,900	679,497
		7,930,586
Trucking & Leasing — 0.2%
Aircastle Ltd.	22,140	582,946
Water — 0.3%
Companhia de Saneamento de Minas Gerais BRL	44,200	763,451
TOTAL EQUITIES (Cost $188,737,504)		219,070,458
MUTUAL FUND — 1.9%
Investment Companies — 1.9%
iShares Russell 2000 Growth Index Fund(b)	53,500	4,476,880
TOTAL MUTUAL FUND (Cost $4,239,573)		4,476,880
TOTAL LONG TERM INVESTMENTS (Cost $192,977,077)		223,547,338
	Principal Amount
SHORT-TERM INVESTMENTS — 32.3%
Cash Equivalents — 26.5%(d)
Abbey National North America Eurodollar Time Deposit 5.000% 01/09/2008	$1,502,822	1,502,822
Abbey National North America Eurodollar Time Deposit 5.160% 01/07/2008	1,502,822	1,502,822
ABN AMRO Bank NV Eurodollar Time Deposit 5.145% 01/03/2008	901,694	901,694
ABN AMRO Bank NV Eurodollar Time Deposit 5.160% 01/04/2008	1,202,259	1,202,259
ABN AMRO Bank NV Eurodollar Time Deposit 5.185% 01/04/2008	1,202,258	1,202,258

(Continued)

The accompanying notes are an integral part of the financial statements.

41

MML Small Cap Growth Equity Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Bank of Nova Scotia Eurodollar Time Deposit 4.850% 01/22/2008	$751,411	$751,411
Bank of Nova Scotia Eurodollar Time Deposit 4.960% 01/17/2008	751,411	751,411
Bank of Nova Scotia Eurodollar Time Deposit 5.150% 01/03/2008	2,103,952	2,103,952
Bank of Scotland Eurodollar Time Deposit 4.870% 02/11/2008	1,202,258	1,202,258
Bank of Scotland Eurodollar Time Deposit 5.150% 01/02/2008	901,693	901,693
Barclays Eurodollar Time Deposit 4.880% 02/06/2008	751,411	751,411
Barclays Eurodollar Time Deposit 5.000% 01/22/2008	901,693	901,693
Barclays Eurodollar Time Deposit 5.150% 02/12/2008	901,693	901,693
Barclays Eurodollar Time Deposit 5.350% 01/04/2008	901,693	901,693
BNP Paribas NY Branch Eurodollar Time Deposit 5.010% 01/16/2008	901,693	901,693
BNP Paribas NY Branch Eurodollar Time Deposit 5.150% 01/02/2008	1,202,258	1,202,258
BNP Paribas NY Branch Eurodollar Time Deposit 5.200% 01/11/2008	1,502,822	1,502,822
Calyon Eurodollar Time Deposit 4.250% 01/02/2008	6,386,996	6,386,996
Calyon Eurodollar Time Deposit 5.120% 03/03/2008	1,202,258	1,202,258
Dexia Credit Local Eurodollar Time Deposit 4.755% 01/03/2008	901,693	901,693
Dexia Credit Local Eurodollar Time Deposit 4.815% 01/04/2008	751,411	751,411
Fifth Third Bancorp Time Deposit 2.750% 01/02/2008	1,352,540	1,352,540
Fortis Bank Eurodollar Time Deposit 4.300% 01/02/2008	450,847	450,847

	Principal Amount	Market Value
Fortis Bank Eurodollar Time Deposit 4.600% 01/07/2008	$1,502,823	$1,502,823
JP Morgan Chase & Co. Eurodollar Time Deposit 5.150% 02/12/2008	1,502,822	1,502,822
Lloyds TSB Bank PLC Eurodollar Time Deposit 4.750% 01/24/2008	1,502,822	1,502,822
Lloyds TSB Bank PLC Eurodollar Time Deposit 5.150% 01/03/2008	901,693	901,693
Rabobank USA Finance Corp. Eurodollar Time Deposit 4.880% 01/10/2008	901,693	901,693
Rabobank USA Finance Corp. Eurodollar Time Deposit 5.080% 01/09/2008	1,051,976	1,051,976
Reserve Primary Money Market Fund(c)	3,571,460	3,571,460
Royal Bank of Scotland Eurodollar Time Deposit 4.700% 02/25/2008	1,502,823	1,502,823
Royal Bank of Scotland Eurodollar Time Deposit 4.830% 02/05/2008	751,411	751,411
Royal Bank of Scotland Eurodollar Time Deposit 5.000% 01/22/2008	751,412	751,412
Societe Generale Eurodollar Time Deposit 4.900% 02/29/2008	1,202,259	1,202,259
Societe Generale Eurodollar Time Deposit 5.150% 01/02/2008	1,051,977	1,051,977
Societe Generale Eurodollar Time Deposit 5.150% 03/03/2008	1,051,976	1,051,976
Svenska Handelsbanken Eurodollar Time Deposit 4.250% 01/02/2008	8,849,176	8,849,176
Toronto Dominion Bank Ltd. Eurodollar Time Deposit 4.800% 02/11/2008	1,502,822	1,502,822
Toronto Dominion Bank Ltd. Eurodollar Time Deposit 5.050% 01/11/2008	601,129	601,129

	Principal Amount	Market Value
Toronto Dominion Bank Ltd. Eurodollar Time Deposit 5.100% 01/10/2008	$1,502,823	$1,502,823
UBS Finance Delaware LLC Eurodollar Time Deposit 4.920% 01/11/2008	1,502,823	1,502,823
Wells Fargo Eurodollar Time Deposit 4.600% 01/02/2008	751,412	751,412
Wells Fargo Eurodollar Time Deposit 4.750% 01/08/2008	1,051,977	1,051,977
		63,140,897
Repurchase Agreements — 5.8%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/2007, 2.55%, due 01/02/2008(e)	13,756,656	13,756,656
TOTAL SHORT-TERM INVESTMENTS (Cost $76,897,553)		76,897,553
TOTAL INVESTMENTS — 126.1% (Cost $269,874,630)(f)		300,444,891
Other Assets/ (Liabilities) — (26.1%)		(62,259,582)
NET ASSETS — 100.0%		$238,185,309

Notes to Portfolio of Investments

ADR - American Depository Receipt

AUD - Australian Dollar

BRL - Brazilian Real

CAD - Canadian Dollar

EUR - Euro

GBP - British Pound

(a)  Non-income producing security.

(b)  Denotes all or a portion of security on loan. (Note 2).

(c)  Principal amount represents shares owned of the fund.

(d)  Represents investments of security lending collateral. (Note 2).

(e)  Maturity value of $13,758,604. Collateralized by a U.S. Government Agency obligation with a rate of 5.215%, maturity date of 12/25/2035, and an aggregate market value, including accrued interest, of $14,033,637.

(f)  See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

42

MML Emerging Growth Fund – Portfolio of Investments

December 31, 2007

	Number of Shares	Market Value
EQUITIES — 92.6%
COMMON STOCK — 92.6%
Aerospace & Defense — 1.3%
Triumph Group, Inc.	2,900	$238,815
Apparel — 3.3%
Crocs, Inc.(a)	2,700	99,387
Deckers Outdoor Corp.(a)	3,400	527,204
		626,591
Banks — 0.6%
Signature Bank(a)	2,300	77,625
Sterling Financial Corp.	1,900	31,901
		109,526
Biotechnology — 4.4%
Abraxis Bioscience, Inc.(a)	700	48,139
Celera Genomics Group - Applera Corp.(a)	2,200	34,914
Cougar Biotechnology, Inc. PIPE (Acquired 12/14/2007, Cost $46,400)(a) (d) (e)	1,600	50,986
Illumina, Inc.(a)	5,000	296,300
Lifecell Corp.(a)	5,600	241,416
Martek Biosciences Corp.(a)	2,400	70,992
Regeneron Pharmaceuticals, Inc.(a)	3,600	86,940
		829,687
Chemicals — 2.3%
Terra Industries, Inc.(a)	9,200	439,392
Coal — 1.1%
Alpha Natural Resources, Inc.(a)	6,200	201,376
Commercial Services — 7.9%
The Advisory Board Co.(a)	1,900	121,961
AMN Healthcare Services, Inc.(a)	4,200	72,114
Capella Education Co.(a)	4,800	314,208
DeVry, Inc.	3,300	171,468
Emergency Medical Services Corp. Cl. A(a)	2,700	79,056
FTI Consulting, Inc.(a)	6,700	412,988
New Oriental Education & Technology Group, Inc. Sponsored ADR (China)(a)	2,700	217,593
PharmaNet Development Group, Inc.(a)	2,800	109,788
		1,499,176

	Number of Shares	Market Value
Computers — 6.4%
BluePhoenix Solutions Ltd.(a)	8,700	$157,644
Data Domain, Inc.(a)	4,400	115,896
MICROS Systems, Inc.(a)	2,450	171,892
Sigma Designs, Inc.(a)	5,800	320,160
Synaptics, Inc.(a)	10,900	448,644
		1,214,236
Distribution & Wholesale — 1.9%
LKQ Corp.(a)	17,300	363,646
Diversified Financial — 1.6%
GFI Group, Inc.(a)	2,400	229,728
Portfolio Recovery Associates, Inc.	2,000	79,340
		309,068
Electronics — 0.9%
Plexus Corp.(a)	6,300	165,438
Energy – Alternate Sources — 1.6%
Solarfun Power Holdings Co., Ltd., Sponsored ADR (China)(a)	9,500	310,175
Engineering & Construction — 1.0%
Aecom Technology Corp.(a)	3,400	97,138
Dycom Industries, Inc.(a)	3,200	85,279
		182,417
Entertainment — 1.3%
Bally Technologies, Inc.(a)	4,775	237,413
Environmental Controls — 1.0%
Clean Harbors, Inc.(a)	2,300	118,910
TETRA Technologies, Inc.(a)	3,300	70,950
		189,860
Foods — 1.8%
Cal-Maine Foods, Inc.	13,200	350,196
Hand & Machine Tools — 0.7%
Lincoln Electric Holdings, Inc.	1,800	128,124
Health Care – Products — 4.1%
Align Technology, Inc.(a)	5,200	86,736
Conceptus, Inc.(a)	2,600	50,024
Immucor, Inc.(a)	2,300	78,177
Inverness Medical Innovations, Inc.(a)	3,000	168,540

	Number of Shares	Market Value
Mindray Medical International Ltd., ADR (China)	5,400	$232,038
Wright Medical Group, Inc.(a)	5,400	157,518
		773,033
Health Care – Services — 2.3%
Amedisys, Inc.(a)	5,300	257,156
Icon PLC Sponsored ADR (United Kingdom)(a)	3,000	185,580
		442,736
Household Products — 0.9%
Fossil, Inc.(a)	4,200	176,316
Insurance — 1.7%
Amerisafe, Inc.(a)	2,344	36,356
Castlepoint Holdings Ltd.	7,100	85,200
Delphi Financial Group, Inc. Cl. A	2,900	102,312
Meadowbrook Insurance Group, Inc.(a)	3,200	30,112
United Fire & Casualty Co.	2,200	63,998
		317,978
Internet — 8.9%
Art Technology Group, Inc.(a)	23,600	101,952
Blue Coat Systems, Inc.(a)	13,000	427,310
Ctrip.com International Ltd. ADR (China)	3,000	172,410
Priceline.com, Inc.(a)	5,100	585,786
Shutterfly, Inc.(a)	5,200	133,224
Sohu.com, Inc.(a)	3,800	207,176
The TriZetto Group, Inc.(a)	3,200	55,584
		1,683,442
Leisure Time — 1.2%
Life Time Fitness, Inc.(a)	2,200	109,296
WMS Industries, Inc.(a)	3,100	113,584
		222,880
Machinery – Diversified — 1.9%
Chart Industries, Inc.(a)	4,500	139,050
Flow International Corp.(a)	11,100	103,452
Lindsay Corp.	1,800	127,242
		369,744

(Continued)

The accompanying notes are an integral part of the financial statements.

43

MML Emerging Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Manufacturing — 1.0%
Ceradyne, Inc.(a)	2,000	$93,860
Hexcel Corp.(a)	4,300	104,404
		198,264
Metal Fabricate & Hardware — 2.4%
Dynamic Materials Corp.	5,500	323,950
Haynes International, Inc.(a)	1,800	125,100
		449,050
Oil & Gas — 2.0%
Arena Resources Inc.(a)	8,900	371,219
Oil & Gas Services — 4.3%
Cal Dive International, Inc.(a)	6,700	88,708
CARBO Ceramics, Inc.	2,100	78,120
ION Geophysical Corp.(a)	7,000	110,460
T-3 Energy Services, Inc.(a)	4,000	188,040
W-H Energy Services, Inc.(a)	1,700	95,557
Willbros Group, Inc.(a)	6,400	245,056
		805,941
Pharmaceuticals — 9.5%
Acadia Pharmaceuticals, Inc.(a)	6,200	68,634
APP Pharmaceuticals, Inc.(a)	6,900	70,863
BioMarin Pharmaceuticals, Inc.(a)	10,000	354,000
Isis Pharmaceuticals, Inc.(a)	3,100	48,825
Medarex, Inc.(a)	9,700	101,074
Onyx Pharmaceuticals, Inc.(a)	4,000	222,480
Penwest Pharmaceuticals Co.(a)	15,700	91,845
Perrigo Co.	12,100	423,621
United Therapeutics Corp.(a)	4,300	419,895
		1,801,237
Retail — 3.6%
BJ's Restaurants, Inc.(a)	3,900	63,414
Chipotle Mexican Grill, Inc. Cl. A(a)	1,000	147,070
Einstein Noah Restaurant Group, Inc.(a)	1,100	19,965
First Cash Financial Services, Inc.(a)	5,800	85,144
The Gymboree Corp.(a)	2,200	67,012
Hibbett Sports, Inc.(a)	3,300	65,934
Lumber Liquidators, Inc.(a)	1,100	9,889

	Number of Shares	Market Value
Pacific Sunwear of California, Inc.(a)	2,900	$40,919
Under Armour, Inc. Cl. A(a)	3,100	135,377
Zumiez, Inc.(a)	2,300	56,028
		690,752
Semiconductors — 2.9%
Advanced Analogic Technologies, Inc.(a)	10,400	117,312
Cavium Networks, Inc.(a)	3,500	80,570
Microsemi Corp.(a)	5,300	117,342
OmniVision Technologies, Inc.(a)	12,100	189,365
Varian Semiconductor Equipment Associates, Inc.(a)	1,050	38,850
		543,439
Software — 4.8%
Concur Technologies, Inc.(a)	3,300	119,493
Double-Take Software, Inc.(a)	2,900	62,988
Informatica Corp.(a)	4,300	77,486
Omniture, Inc.(a)	5,200	173,108
Synchronoss Technologies, Inc.(a)	9,300	329,592
Taleo Corp., Cl. A(a)	4,700	139,966
		902,633
Telecommunications — 0.8%
Atheros Communications, Inc.(a)	2,200	67,188
NTELOS Holdings Corp.	2,700	80,163
		147,351
Telephone Utilities — 1.2%
Brightpoint, Inc.(a)	14,800	227,328
TOTAL EQUITIES (Cost $16,064,342)		17,518,479
	Principal Amount
SHORT-TERM INVESTMENTS — 7.6%
Repurchase Agreements
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/2007, 2.55%, due 01/02/2008(b)	$1,438,497	1,438,497

Market Value
TOTAL SHORT-TERM INVESTMENTS (Cost $1,438,497)	$1,438,497
TOTAL INVESTMENTS — 100.2% (Cost $17,502,839)(c)	18,956,976
Other Assets/ (Liabilities) — (0.2%)	(45,763)
NET ASSETS — 100.0%	$18,911,213

Notes to Portfolio of Investments

ADR - American Depository Receipt

PIPE - Private Investment in Public Equity

(a)  Non-income producing security.

(b)  Maturity value of $1,438,701. Collateralized by a U.S. Government Agency obligation with a rate of 4.819%, maturity date of 10/01/2035, and an aggregate market value, including accrued interest, of $1,469,953.

(c)  See Note 6 for aggregate cost for Federal tax purposes.

(d)  Restricted security. (Note 2).

(e)  This security is valued in good faith under procedures established by the Board of Trustees.

The accompanying notes are an integral part of the financial statements.

44

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MML Series Investment Fund – Financial Statements

Statement of Assets and Liabilities

December 31, 2007

	MML Large Cap Value Fund	MML Equity Index Fund	MML Growth Equity Fund
Assets:
Investments, at value (Note 2)(a)	$280,210,387	$404,746,945	$18,159,874
Short-term investments, at value (Note 2)(b)	21,215,574	16,412,825	921,850
Total investments(c)	301,425,961	421,159,770	19,081,724
Cash	2,765	3,533	448
Foreign currency, at value(d)	-	-	74
Receivables from:
Investments sold	7,426	203,778	3,158
Investment adviser (Note 3)	-	-	-
Fund shares sold	262,427	233,805	11,928
Interest and dividends	299,437	632,303	15,386
Foreign taxes withheld	4,293	-	18
Total assets	302,002,309	422,233,189	19,112,736
Liabilities:
Payables for:
Investments purchased	138,037	208,753	-
Fund shares repurchased	313,780	30,940	3,046
Variation margin on open futures contracts (Note 2)	-	23,167	-
Securities on loan (Note 2)	10,336,366	12,841,941	800,698
Trustees' fees and expenses (Note 3)	45,925	139,243	9,937
Affiliates (Note 3):
Investment management fees	187,823	35,004	20,465
Administration fees	-	46,374	-
Accrued expense and other liabilities	42,422	45,417	31,244
Total liabilities	11,064,353	13,370,839	865,390
Net assets	$290,937,956	$408,862,350	$18,247,346
Net assets consist of:
Paid-in capital	$243,046,171	$318,786,436	$39,894,355
Undistributed net investment income (loss) (distributions in excess of net investment income)	(45,912)	(64,580)	(9,936)
Accumulated net realized gain (loss) on investments	13,775	(9,047,160)	(22,266,618)
Net unrealized appreciation (depreciation) on investments	47,923,922	99,187,654	629,545
Net assets	$290,937,956	$408,862,350	$18,247,346
Shares outstanding	22,017,045	-	2,380,972
Net asset value, offering price and redemption price per share	$13.21	$-	$7.66
Class I shares:
Net assets	$-	$88,057,815	$-
Shares outstanding	-	4,876,555	-
Net asset value and redemption price per share	$-	$18.06	$-
Class II shares:
Net assets	$-	$197,825,618	$-
Shares outstanding	-	10,963,178	-
Net asset value, offering price and redemption price per share	$-	$18.04	$-
Class III shares:
Net assets	$-	$122,978,917	$-
Shares outstanding	-	6,827,306	-
Net asset value, offering price and redemption price per share	$-	$18.01	$-
(a) Cost of investments - unaffiliated issuers:	$232,286,858	$305,571,613	$17,530,329
(b) Cost of short-term investments:	$21,215,574	$16,412,825	$921,850
(c) Securities on loan with market value of:	$10,017,716	$12,360,523	$777,417
(d) Cost of foreign currency:	$-	$-	$74

The accompanying notes are an integral part of the financial statements.

46

	MML NASDAQ-100 Fund	MML Small Cap Growth Equity Fund	MML Emerging Growth Fund
Assets:
Investments, at value (Note 2)(a)	$10,125,415	$223,547,338	$17,518,479
Short-term investments, at value (Note 2)(b)	284,332	76,897,553	1,438,497
Total investments(c)	10,409,747	300,444,891	18,956,976
Cash	-	33,615	-
Foreign currency, at value(d)	-	-	-
Receivables from:
Investments sold	-	59,136	122,250
Investment adviser (Note 3)	6,808	-	5,224
Fund shares sold	25,641	2,312,035	56,205
Interest and dividends	4,375	132,377	1,973
Foreign taxes withheld	-	133	-
Total assets	10,446,571	302,982,187	19,142,628
Liabilities:
Payables for:
Investments purchased	-	1,309,404	176,789
Fund shares repurchased	34,732	56,504	873
Variation margin on open futures contracts (Note 2)	2,430	-	-
Securities on loan (Note 2)	-	63,140,897	-
Trustees' fees and expenses (Note 3)	4,906	36,784	6,123
Affiliates (Note 3):
Investment management fees	3,913	210,711	16,858
Administration fees	-	-	-
Accrued expense and other liabilities	31,327	42,578	30,772
Total liabilities	77,308	64,796,878	231,415
Net assets	$10,369,263	$238,185,309	$18,911,213
Net assets consist of:
Paid-in capital	$16,221,112	$209,044,109	$21,919,828
Undistributed net investment income (loss) (distributions in excess of net investment income)	(3,203)	(35,397)	(6,114)
Accumulated net realized gain (loss) on investments	(8,552,672)	(1,395,504)	(4,456,638)
Net unrealized appreciation (depreciation) on investments	2,704,026	30,572,101	1,454,137
Net assets	$10,369,263	$238,185,309	$18,911,213
Shares outstanding	1,957,774	13,996,845	2,552,451
Net asset value, offering price and redemption price per share	$5.30	$17.02	$7.41
Class I shares:
Net assets	$-	$-	$-
Shares outstanding	-	-	-
Net asset value and redemption price per share	$-	$-	$-
Class II shares:
Net assets	$-	$-	$-
Shares outstanding	-	-	-
Net asset value, offering price and redemption price per share	$-	$-	$-
Class III shares:
Net assets	$-	$-	$-
Shares outstanding	-	-	-
Net asset value, offering price and redemption price per share	$-	$-	$-
(a) Cost of investments - unaffiliated issuers:	$7,427,806	$192,977,077	$16,064,342
(b) Cost of short-term investments:	$284,332	$76,897,553	$1,438,497
(c) Securities on loan with market value of:	$-	$60,051,512	$-
(d) Cost of foreign currency:	$-	$-	$-

47

MML Series Investment Fund – Financial Statements (Continued)

Statement of Operations

For the Year Ended December 31, 2007

	MML Large Cap Value Fund	MML Equity Index Fund	MML Growth Equity Fund
Investment Income (Note 2):
Dividends(a)	$4,468,461	$7,992,450	$242,917
Interest	328,332	182,312	17,296
Securities lending net income	33,019	37,504	2,792
Total investment income	4,829,812	8,212,266	263,005
Expenses (Note 3):
Investment management fees (Note 3)	1,935,800	415,168	155,571
Custody fees	43,993	44,279	19,983
Trustee reporting	1,907	1,837	1,907
Audit and legal fees	34,396	35,964	31,171
Proxy fees	970	627	970
Shareholder reporting fees	27,443	62,339	2,777
Trustees' fees (Note 3)	24,624	50,114	2,178
	2,069,133	610,328	214,557
Administration fees (Note 3):
Class I	-	267,063	-
Class II	-	377,981	-
Class III	-	63,609	-
Total expenses	2,069,133	1,318,981	214,557
Expenses waived (Note 3)	-	-	(37,596)
Class II administration fees waived (Note 3)	-	(99,465)	-
Class III administration fees waived (Note 3)	-	(63,609)	-
Net expenses	2,069,133	1,155,907	176,961
Net investment income (loss)	2,760,679	7,056,359	86,044
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	4,560,621	6,779,028	1,179,170
Futures contracts	-	319,653	(12,643)
Foreign currency transactions	6,588	-	(1,624)
Net realized gain (loss)	4,567,209	7,098,681	1,164,903
Net change in unrealized appreciation (depreciation) on:
Investments	1,866,090	7,269,097	(399,298)
Futures contracts	-	(5,004)	-
Translation of assets and liabilities in foreign currencies	442	-	-
Net unrealized appreciation (depreciation)	1,866,532	7,264,093	(399,298)
Net realized gain (loss) and change in unrealized appreciation (depreciation)	6,433,741	14,362,774	765,605
Net increase (decrease) in net assets resulting from operations	$9,194,420	$21,419,133	$851,649
(a) Net of withholding tax of:	$21,226	$-	$88

The accompanying notes are an integral part of the financial statements.

48

	MML NASDAQ-100 Fund	MML Small Cap Growth Equity Fund	MML Emerging Growth Fund
Investment Income (Note 2):
Dividends(a)	$43,388	$800,132	$43,705
Interest	8,895	436,127	27,916
Securities lending net income	-	274,496	-
Total investment income	52,283	1,510,755	71,621
Expenses (Note 3):
Investment management fees (Note 3)	40,254	2,173,416	169,021
Custody fees	10,336	52,944	15,342
Trustee reporting	1,907	1,907	1,906
Audit and legal fees	32,977	34,303	31,343
Proxy fees	970	971	969
Shareholder reporting fees	1,212	21,876	11,430
Trustees' fees (Note 3)	951	19,843	1,731
	88,607	2,305,260	231,742
Administration fees (Note 3):
Class I	-	-	-
Class II	-	-	-
Class III	-	-	-
Total expenses	88,607	2,305,260	231,742
Expenses waived (Note 3)	(38,513)	-	(45,019)
Class II administration fees waived (Note 3)	-	-	-
Class III administration fees waived (Note 3)	-	-	-
Net expenses	50,094	2,305,260	186,723
Net investment income (loss)	2,189	(794,505)	(115,102)
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	269,698	9,362,995	2,348,796
Futures contracts	5,198	-	-
Foreign currency transactions	-	(22,966)	-
Net realized gain (loss)	274,896	9,340,029	2,348,796
Net change in unrealized appreciation (depreciation) on:
Investments	1,173,373	8,018,527	(3,816)
Futures contracts	12,679	-	-
Translation of assets and liabilities in foreign currencies	-	1,783	-
Net unrealized appreciation (depreciation)	1,186,052	8,020,310	(3,816)
Net realized gain (loss) and change in unrealized appreciation (depreciation)	1,460,948	17,360,339	2,344,980
Net increase (decrease) in net assets resulting from operations	$1,463,137	$16,565,834	$2,229,878
(a) Net of withholding tax of:	$222	$8,136	$-

49

MML Series Investment Fund – Financial Statements (Continued)

Statement of Changes in Net Assets

	MML Large Cap Value Fund		MML Equity Index Fund
	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$2,760,679	$1,348,959	$7,056,359	$6,639,266
Net realized gain (loss) on investment transactions	4,567,209	1,447,881	7,098,681	2,516,681
Net change in unrealized appreciation (depreciation) on investments	1,866,532	21,474,866	7,264,093	46,919,252
Net increase (decrease) in net assets resulting from operations	9,194,420	24,271,706	21,419,133	56,075,199
Distributions to shareholders (Note 2):
From net investment income	(2,798,621)	(1,346,138)	-	-
Class I	-	-	(1,366,698)	(1,256,660)
Class II	-	-	(3,365,535)	(3,050,128)
Class III	-	-	(2,269,397)	(2,219,155)
Total distributions from net investment income	(2,798,621)	(1,346,138)	(7,001,630)	(6,525,943)
Net fund share transactions (Note 5)	67,721,437	60,138,687	-	-
Class I	-	-	(255,367)	(576,207)
Class II	-	-	1,345,988	(15,753,838)
Class III	-	-	(9,170,458)	(26,391,577)
Increase (decrease) in net assets from fund share transactions	67,721,437	60,138,687	(8,079,837)	(42,721,622)
Total increase (decrease) in net assets	74,117,236	83,064,255	6,337,666	6,827,634
Net assets:
Beginning of year	216,820,720	133,756,465	402,524,684	395,697,050
End of year	$290,937,956	$216,820,720	$408,862,350	$402,524,684
Undistributed net investment income (distributions in excess of net investment income) included in net assets at the end of the year	$(45,912)	$(36,534)	$(64,580)	$(61,844)

The accompanying notes are an integral part of the financial statements.

50

	MML Growth Equity Fund
	Year Ended December 31, 2007	Year Ended December 31, 2006
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$86,044	$111,084
Net realized gain (loss) on investment transactions	1,164,903	719,178
Net change in unrealized appreciation (depreciation) on investments	(399,298)	(466,608)
Net increase (decrease) in net assets resulting from operations	851,649	363,654
Distributions to shareholders (Note 2):
From net investment income	(95,117)	(92,922)
Class I	-	-
Class II	-	-
Class III	-	-
Total distributions from net investment income	(95,117)	(92,922)
Net fund share transactions (Note 5)	(2,691,248)	(1,330,493)
Class I	-	-
Class II	-	-
Class III	-	-
Increase (decrease) in net assets from fund share transactions	(2,691,248)	(1,330,493)
Total increase (decrease) in net assets	(1,934,716)	(1,059,761)
Net assets:
Beginning of year	20,182,062	21,241,823
End of year	$18,247,346	$20,182,062
Undistributed net investment income (distributions in excess of net investment income) included in net assets at the end of the year	$(9,936)	$(4,473)

51

MML Series Investment Fund – Financial Statements (Continued)

Statement of Changes in Net Assets

	MML NASDAQ-100 Fund		MML Small Cap Growth Equity Fund
	Year ended December 31, 2007	Year ended December 31, 2006	Year ended December 31, 2007	Year ended December 31, 2006
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$2,189	$11,691	$(794,505)	$(542,963)
Net realized gain (loss) on investment transactions	274,896	476,920	9,340,029	9,376,831
Net change in unrealized appreciation (depreciation) on investments	1,186,052	87,757	8,020,310	3,069,879
Net increase (decrease) in net assets resulting from operations	1,463,137	576,368	16,565,834	11,903,747
Distributions to shareholders (Note 2):
From net investment income	(2,524)	(4,218)	(272,404)	-
Total distributions from net investment income	(2,524)	(4,218)	(272,404)	-
From net realized gains	-	-	(7,674,208)	-
Total distributions from net realized gains	-	-	(7,674,208)	-
Net fund share transactions (Note 5)	435,014	(1,594,989)	59,625,409	53,028,893
Increase (decrease) in net assets from fund share transactions	435,014	(1,594,989)	59,625,409	53,028,893
Total increase (decrease) in net assets	1,895,627	(1,022,839)	68,244,631	64,932,640
Net assets:
Beginning of year	8,473,636	9,496,475	169,940,678	105,008,038
End of year	$10,369,263	$8,473,636	$238,185,309	$169,940,678
Undistributed net investment income (loss) (distributions in excess of net investment income) included in net assets at the end of the year	$(3,203)	$(2,651)	$(35,397)	$(28,288)

The accompanying notes are an integral part of the financial statements.

52

	MML Emerging Growth Fund
	Year ended December 31, 2007	Year ended December 31, 2006
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(115,102)	$(117,720)
Net realized gain (loss) on investment transactions	2,348,796	725,780
Net change in unrealized appreciation (depreciation) on investments	(3,816)	123,732
Net increase (decrease) in net assets resulting from operations	2,229,878	731,792
Distributions to shareholders (Note 2):
From net investment income	-	-
Total distributions from net investment income	-	-
From net realized gains	-	-
Total distributions from net realized gains	-	-
Net fund share transactions (Note 5)	1,978,597	163,999
Increase (decrease) in net assets from fund share transactions	1,978,597	163,999
Total increase (decrease) in net assets	4,208,475	895,791
Net assets:
Beginning of year	14,702,738	13,806,947
End of year	$18,911,213	$14,702,738
Undistributed net investment income (loss) (distributions in excess of net investment income) included in net assets at the end of the year	$(6,114)	$(2,583)

53

MML Series Investment Fund – Financial Highlights
(For a share outstanding throughout each period)

MML Large Cap Value Fund

	Year ended 12/31/07	Year ended 12/31/06	Year ended 12/31/05††	Year ended 12/31/04		Year ended 12/31/03
Net asset value, beginning of year	$12.80	$11.27	$10.38	$9.35		$7.26
Income (loss) from investment operations:
Net investment income (loss)	0.15 ***	0.09 ***	0.09 ***	0.06		0.06
Net realized and unrealized gain (loss) on investments	0.39	1.52	0.87	1.04		2.09
Total income from investment operations	0.54	1.61	0.96	1.10		2.15
Less distributions to shareholders:
From net investment income	(0.13)	(0.08)	(0.07)	(0.07)		(0.06)
Tax return of capital	-	-	(0.00)†	-		-
Total distributions	(0.13)	(0.08)	(0.07)	(0.07)		(0.06)
Net asset value, end of year	$13.21	$12.80	$11.27	$10.38		$9.35
Total Return(a)	4.22%	14.18%	9.38%	11.79%		29.60%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$290,938	$216,821	$133,756	$82,898		$57,275
Ratio of expenses to average daily net assets:
Before expense waiver	0.82%	0.85%	0.89%	0.87%		0.92%
After expense waiver	N/A	N/A	N/A	0.87	% (b)#	0.90	% (b)#
Net investment income (loss) to average daily net assets	1.10%	0.80%	0.81%	0.78%		0.79%
Portfolio turnover rate	7%	10%	3%	3%		7%

***  Per share amount calculated on the average shares method.

†  Amount is less than $0.005 per share.

††  Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

(b)  The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions were used to reduce operating expenses of the Fund.

The accompanying notes are an integral part of the financial statements.

54

MML Series Investment Fund – Financial Highlights (Continued)
(For a share outstanding throughout each period)

MML Equity Index Fund

	Class I
	Year ended 12/31/07		Year ended 12/31/06		Year ended 12/31/05		Year ended 12/31/04		Year ended 12/31/03
Net asset value, beginning of year	$17.45		$15.36		$14.90		$13.71		$10.83
Income (loss) from investment operations:
Net investment income (loss)	0.28	***	0.25	***	0.21	***	0.22	***	0.16	***
Net realized and unrealized gain (loss) on investments	0.61		2.10		0.47		1.21		2.88
Total income from investment operations	0.89		2.35		0.68		1.43		3.04
Less distributions to shareholders:
From net investment income	(0.28)		(0.26)		(0.22)		(0.24)		(0.16)
Tax return of capital	-		-		(0.00	)†	-		-
Total distributions	(0.28)		(0.26)		(0.22)		(0.24)		(0.16)
Net asset value, end of year	$18.06		$17.45		$15.36		$14.90		$13.71
Total Return(a)	5.13%		15.30%		4.53%		10.42%		28.08%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$88,058		$85,288		$76,012		$85,138		$78,597
Ratio of expenses to average daily net assets:
Before expense waiver	0.45%		0.46%		0.48%		0.44%		0.44%
After expense waiver	N/A		0.45	% #	0.45	% #	N/A		N/A
Net investment income (loss) to average daily net assets	1.53%		1.54%		1.42%		1.60%		1.37%
Portfolio turnover rate	6%		4%		4%		4%		5%
	Class II
	Year ended 12/31/07		Year ended 12/31/06		Year ended 12/31/05		Year ended 12/31/04		Year ended 12/31/03
Net asset value, beginning of year	$17.44		$15.34		$14.89		$13.70		$10.82
Income (loss) from investment operations:
Net investment income (loss)	0.31	***	0.28	***	0.24	***	0.25	***	0.19	***
Net realized and unrealized gain (loss) on investments	0.60		2.10		0.45		1.20		2.87
Total income from investment operations	0.91		2.38		0.69		1.45		3.06
Less distributions to shareholders:
From net investment income	(0.31)		(0.28)		(0.24)		(0.26)		(0.18)
Tax return of capital	-		-		(0.00	)†	-		-
Total distributions	(0.31)		(0.28)		(0.24)		(0.26)		(0.18)
Net asset value, end of year	$18.04		$17.44		$15.34		$14.89		$13.70
Total Return(a)	5.24%		15.54%		4.65%		10.60%		28.31%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$197,826		$189,688		$182,390		$184,271		$188,869
Ratio of expenses to average daily net assets:
Before expense waiver	0.34%		0.35%		0.37%		0.33%		0.33%
After expense waiver	0.29	% #	0.29	% #	0.29	% #	0.27	% #	0.25	% #
Net investment income (loss) to average daily net assets	1.69%		1.70%		1.59%		1.75%		1.56%
Portfolio turnover rate	6%		4%		4%		4%		5%

***  Per share amount calculated on the average shares method.

†  Amount is less than $0.005 per share.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

55

MML Series Investment Fund – Financial Highlights (Continued)
(For a share outstanding throughout each period)

MML Equity Index Fund

	Class III
	Year ended 12/31/07		Year ended 12/31/06		Year ended 12/31/05		Year ended 12/31/04		Year ended 12/31/03
Net asset value, beginning of year	$17.41		$15.31		$14.86		$13.67		$10.80
Income (loss) from investment operations:
Net investment income (loss)	0.33	***	0.30	***	0.26	***	0.26	***	0.20	***
Net realized and unrealized gain (loss) on investments	0.61		2.11		0.46		1.21		2.86
Total income from investment operations	0.94		2.41		0.72		1.47		3.06
Less distributions to shareholders:
From net investment income	(0.34)		(0.31)		(0.27)		(0.28)		(0.19)
Tax return of capital	-		-		(0.00	)†	-		-
Total distributions	(0.34)		(0.31)		(0.27)		(0.28)		(0.19)
Net asset value, end of year	$18.01		$17.41		$15.31		$14.86		$13.67
Total Return(a)	5.40%		15.72%		4.80%		10.77%		28.38%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$122,979		$127,549		$137,295		$136,927		$137,646
Ratio of expenses to average daily net assets:
Before expense waiver	0.20%		0.21%		0.23%		0.19%		0.19%
After expense waiver	0.15	% #	0.15	% #	0.15	% #	0.14	% #	0.14	% #
Net investment income (loss) to average daily net assets	1.83%		1.83%		1.72%		1.88%		1.67%
Portfolio turnover rate	6%		4%		4%		4%		5%

MML Growth Equity Fund

	Year ended 12/31/07		Year ended 12/31/06		Year ended 12/31/05††		Year ended 12/31/04		Year ended 12/31/03
Net asset value, beginning of year	$7.38		$7.27		$7.03		$6.74		$5.48
Income (loss) from investment operations:
Net investment income (loss)	0.03	***	0.04	***	0.03		0.03		0.00	†
Net realized and unrealized gain (loss) on investments	0.29		0.10		0.24		0.29		1.26
Total income from investment operations	0.32		0.14		0.27		0.32		1.26
Less distributions to shareholders:
From net investment income	(0.04)		(0.03)		(0.03)		(0.03)		(0.00	)†
Net asset value, end of year	$7.66		$7.38		$7.27		$7.03		$6.74
Total Return(a)	4.34%		1.98%		3.86%		4.78%		23.02%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$18,247		$20,182		$21,242		$22,894		$21,460
Ratio of expenses to average daily net assets:
Before expense waiver	1.10%		1.15%		1.05%		1.00%		1.28%
After expense waiver	0.91	% #	0.91	% #	0.91	% #	0.89	% (b)#	0.86	% (b)#
Net investment income (loss) to average daily net assets	0.44%		0.56%		0.40%		0.47%		0.02%
Portfolio turnover rate	146%		104%		85%		184%		271%

***  Per share amount calculated on the average shares method.

†  Amount is less than $0.005 per share.

††  Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

(b)  The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions were used to reduce operating expenses of the Fund.

The accompanying notes are an integral part of the financial statements.

56

MML Series Investment Fund – Financial Highlights (Continued)
(For a share outstanding throughout each period)

MML NASDAQ-100 Fund

	Year ended 12/31/07		Year ended 12/31/06		Year ended 12/31/05		Year ended 12/31/04		Year ended 12/31/03
Net asset value, beginning of year	$4.46		$4.18		$4.13		$3.76		$2.53
Income (loss) from investment operations:
Net investment income (loss)	0.00	***†	0.01	***	0.00	***†	0.02		(0.01)
Net realized and unrealized gain (loss) on investments	0.84		0.27		0.05		0.37		1.24
Total income (loss) from investment operations	0.84		0.28		0.05		0.39		1.23
Less distributions to shareholders:
From net investment income	(0.00	)†	(0.00	)†	(0.00	)†	(0.02)		-
Net asset value, end of year	$5.30		$4.46		$4.18		$4.13		$3.76
Total Return(a)	18.86%		6.75%		1.26%		10.48%		48.62%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$10,369		$8,474		$9,496		$12,223		$12,274
Ratio of expenses to average daily net assets:
Before expense waiver	0.99%		1.08%		0.86%		0.77%		1.22%
After expense waiver	0.56	% #	0.56	% #	0.56	% #	0.56	% #	0.56	% #
Net investment income (loss) to average daily net assets	0.02%		0.13%		0.03%		0.63%		(0.31)%
Portfolio turnover rate	17%		9%		23%		35%		48%

MML Small Cap Growth Equity Fund

	Year ended 12/31/07		Year ended 12/31/06		Year ended 12/31/05††		Year ended 12/31/04		Year ended 12/31/03
Net asset value, beginning of year	$16.07		$14.73		$13.21		$11.66		$7.85
Income (loss) from investment operations:
Net investment income (loss)	(0.07	)***	(0.06	)***	(0.05)		(0.07)		(0.07)
Net realized and unrealized gain (loss) on investments	1.63		1.40		1.57		1.62		3.88
Total income from investment operations	1.56		1.34		1.52		1.55		3.81
Less distributions to shareholders:
From net investment income	(0.02)		-		-		-		-
From net realized gains	(0.59)		-		-		-		-
Total distributions	(0.61)		-		-		-		-
Net asset value, end of year	$17.02		$16.07		$14.73		$13.21		$11.66
Total Return(a)	9.66%		9.10%		11.58%		13.29%		48.54%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$238,185		$169,941		$105,008		$62,009		$47,687
Ratio of expenses to average daily net assets:
Before expense waiver	1.14%		1.18%		1.22%		1.21%		1.25%
After expense waiver	N/A		N/A		1.18	% #	1.14	% (b)#	1.16	% (b)#
Net investment income (loss) to average daily net assets	(0.39)%		(0.41)%		(0.48)%		(0.63)%		(0.79)%
Portfolio turnover rate	70%		79%		61%		62%		59%

***  Per share amount calculated on the average shares method.

†  Amount is less than $0.005 per share.

††  Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

(b)  The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions were used to reduce operating expenses of the Fund.

The accompanying notes are an integral part of the financial statements.

57

MML Series Investment Fund – Financial Highlights (Continued)
(For a share outstanding throughout each period)

MML Emerging Growth Fund

	Year ended 12/31/07		Year ended 12/31/06		Year ended 12/31/05		Year ended 12/31/04		Year ended 12/31/03
Net asset value, beginning of year	$6.29		$5.97		$5.92		$5.16		$3.54
Income (loss) from investment operations:
Net investment income (loss)	(0.05	)***	(0.05	)***	(0.05)		(0.05)		(0.04)
Net realized and unrealized gain (loss) on investments	1.17		0.37		0.10		0.81		1.66
Total income (loss) from investment operations	1.12		0.32		0.05		0.76		1.62
Net asset value, end of year	$7.41		$6.29		$5.97		$5.92		$5.16
Total Return(a)	17.81%		5.36%		0.84%		14.73%		45.76%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$18,911		$14,703		$13,807		$14,136		$10,064
Ratio of expenses to average daily net assets:
Before expense waiver	1.44%		1.55%		1.51%		1.62%		2.28%
After expense waiver	1.16	% #	1.16	% #	1.16	% #	1.16	% #	1.16	% #
Net investment income (loss) to average daily net assets	(0.72)%		(0.83)%		(0.91)%		(0.97)%		(1.09)%
Portfolio turnover rate	195%		291%		127%		184%		195%

***  Per share amount calculated on the average shares method.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

58

Notes to Financial Statements

1.  The Fund
   MML Series Investment Fund ("MML Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a no-load, open-end, management investment company. MML Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated May 14, 1993, as amended. The following are six series of MML Trust (each individually referred to as a "Fund" or collectively as the "Funds"): MML Large Cap Value Fund ("Large Cap Value Fund"), MML Equity Index Fund ("Equity Index Fund"), MML Growth Equity Fund ("Growth Equity Fund"), MML NASDAQ-100® Fund (formerly MML OTC 100 Fund) ("NASDAQ-100 Fund"), MML Small Cap Growth Equity Fund ("Small Cap Growth Equity Fund") and MML Emerging Growth Fund ("Emerging Growth Fund").

The MML Trust was established by Massachusetts Mutual Life Insurance Company ("MassMutual") for the purpose of providing vehicles for the investment of assets of various separate investment accounts established by MassMutual and by life insurance companies which are subsidiaries of MassMutual. Shares of MML Trust are not offered to the general public. MassMutual, MML Bay State Life Insurance Company and C.M. Life Insurance Company are the record owners of all outstanding shares of the Funds.

The Equity Index Fund offers three classes of shares: Class I, Class II and Class III. Each share class invests in the same portfolio of assets. The principal difference among the classes is the level of service and administration fees borne by the classes. Because each class will have different fees and expenses, performance and share prices among the classes will vary. The classes of shares are offered to different types of investors, as outlined in the Fund's Prospectus.

2.  Significant Accounting Policies
   The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America ("generally accepted accounting principles"). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investment Valuation
   Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees ("Trustees"), which provides the last reported sale price for securities listed on a national securities exchange or the official closing price on the NASDAQ National Market System, or in the case of over-the-counter securities not so listed, the last reported bid price. Debt securities (other than short-term obligations) are valued on the basis of valuations furnished by a pricing service, authorized by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Short-term securities are valued at either amortized cost or at original cost plus accrued interest, whichever approximates current market value. Shares of other funds are valued at their net asset value as reported on each business day. All other securities and other assets, including futures, options, swaps and debt securities for which the prices supplied by a pricing agent are deemed by the Trustees not to be representative of market values, including restricted securities and securities for which no market quotation is available, are valued at fair value in accordance with procedures approved by the Trustees. Securities are typically valued on the basis of valuations furnished by a primary pricing service or, if no such valuation is available, from a secondary pricing service. However, valuation methods approved by the Trustees which are intended to reflect fair value may be used when pricing service information is not readily available or when a security's value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, a Fund's value for a security is likely to be different from the last quoted market price or pricing service information. Due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale.

Portfolio securities traded on more than one national securities exchange are valued at the last price on the business day as of which such value is being determined at the close of the exchange representing

59

Notes to Financial Statements (Continued)

the principal market for such securities. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange is determined in accordance with policies established by the Trustees.

Securities Lending
   Each Fund may lend its securities to qualified brokers; however, securities lending cannot exceed 33% of the total assets of the Funds taken at current value. The loans are collateralized at all times with cash or securities with a market value at least equal to 100% of the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional collateral is delivered to the Fund the next business day. As with other extensions of credit, the Funds may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Funds receive compensation for lending their securities. At December 31, 2007, the Funds loaned securities having the following market values collateralized by cash, which was invested in short-term instruments in the following amounts:

	Securities on Loan	Collateral
Large Cap Value Fund	$10,017,716	$10,336,366
Equity Index Fund	12,360,523	12,841,941
Growth Equity Fund	777,417	800,698
Small Cap Growth Equity Fund	60,051,512	63,140,897
	$83,207,168	$87,119,902

For each Fund, the amount of securities on loan indicated in the table above may not correspond with the securities on loan identified on the Portfolio of Investments because securities with pending sales are in process of recall from the brokers.

The MML Trust receives, as fees, a share of the income earned on investment of the cash collateral received for the loan of securities. For year ended December 31, 2007 the MML Trust earned securities lending agent fees as follows:

	Securities Lending Gross Income	Securities Lending Fees and Expenses	Securities Lending Net Income
Large Cap Value Fund	$813,318	$780,299	$33,019
Equity Index Fund	1,062,611	1,025,107	37,504
Growth Equity Fund	87,264	84,472	2,792
Small Cap Growth Equity Fund	3,436,152	3,161,656	274,496
	$5,399,345	$5,051,534	$347,811

Repurchase Agreements
   Each Fund may enter into repurchase agreements with certain banks and broker/dealers whereby a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Funds, through their custodian, take possession of the securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Funds in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Funds and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, realization of collateral by the Funds may be delayed or limited.

Accounting for Investments
     Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments (which may include proceeds received from litigation) and unrealized appreciation and depreciation of investments are computed by the specific identification cost method. Interest income,

60

Notes to Financial Statements (Continued)

adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

Federal Income Tax
   It is each Fund's intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to a regulated investment company. Under such provisions, the Funds will not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign interest, dividends and capital gains have been provided for in accordance with the applicable country's tax rules and rates.

Dividends and Distributions to Shareholders
   Dividends from net investment income and distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to investments in passive foreign investment companies and the deferral of wash sale losses. As a result, net investment income and net realized gain on investment transactions for a reporting period may differ significantly from distributions during such period.

Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts without affecting the net asset value of the Funds.

During the year ended December 31, 2007, the following amounts were reclassified due to differences between book and tax accounting.

	Paid-in Capital	Accumulated Net Realized Gain on Investments	Undistributed Net Investment Income
Large Cap Value Fund	$11,410	$(39,974)	$28,564
Equity Index Fund	(15,498)	72,963	(57,465)
Growth Equity Fund	(19,549)	15,939	3,610
NASDAQ-100 Fund	(3)	220	(217)
Small Cap Growth Equity Fund	(321,820)	(737,980)	1,059,800
Emerging Growth Fund	(112,748)	1,177	111,571

Foreign Currency Translation
   The books and records of the Funds are maintained in U.S. dollars. The market values of foreign currencies, foreign securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of dividends recorded on the books of the Funds and the amount actually received.

Forward Foreign Currency Contracts
   Each Fund may enter into forward foreign currency contracts in order to hedge the effect of currency movements of foreign denominated securities or obligations. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange and interest rates. Forward foreign currency contracts are marked to market daily and the change in their value is recorded by the Funds as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through delivery or offset by entering into another forward foreign currency contract,

61

Notes to Financial Statements (Continued)

the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset.

Forward foreign currency contracts involve a risk of loss from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in foreign currency values and interest rates.

The notional or contractual amounts of these instruments represent the investments the Funds have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions and counterparty risk are considered.

At December 31, 2007, the Funds had no open forward foreign currency contracts.

Delayed Delivery Transactions, When Issued Securities, and Forward Commitments
   Each Fund may purchase or sell securities on a "when issued" or delayed delivery or on a forward commitment basis. The Funds use forward commitments to manage interest rate exposure or as a temporary substitute for purchasing or selling particular debt securities. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. These securities are valued on the basis of valuations furnished by a pricing service, authorized by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Securities for which no market quotation is available, are valued at fair value in accordance with procedures approved by the Trustees. The Funds record on a daily basis the unrealized appreciation (depreciation) based upon changes in the value of these securities. When a forward commitment contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors. Funds monitor exposure to ensure counterparties are creditworthy and concentration of exposure is minimized.

Financial Futures Contracts
   The Funds may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or as a substitute for the purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Funds deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Funds as unrealized gains or losses. When the contract is closed, each Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

A summary of open futures contracts for the Equity Index Fund and the NASDAQ-100 Fund at December 31, 2007 was as follows:

Number of Contracts	Type	Expiration Date	Notional Contract Value	Net Unrealized Appreciation
Equity Index Fund
BUYS 56	S&P E-mini	3/20/08	$4,136,160	$12,322
NASDAQ-100 Fund
BUYS 6	Nasdaq 100 E-mini	3/20/08	252,570	6,417

62

Notes to Financial Statements (Continued)

Allocation of Operating Activity
   In maintaining the records for the Equity Index Fund, the income and expense accounts are allocated to each class of shares. Investment income, unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Administration fees, which are directly attributable to a class of shares, are charged to that class' operations. Expenses of the Fund not directly attributable to the operations of any class of shares are prorated among the classes to which the expense relates based on the relative net assets of each.

Foreign Securities
   The Funds may also invest in foreign securities, subject to certain percentage restrictions. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of U.S. companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. Government.

Restricted Securities
   Certain securities are illiquid and restricted as to resale. They have been valued in good faith under procedures established by the Board of Trustees, taking into consideration such factors as the Board deems appropriate. The Funds generally bear the costs, if any, associated with the disposition of restricted securities. Aggregate cost and fair value of these restricted securities held at December 31, 2007 were as follows:

	Aggregate Cost	Aggregate Value	Value as Percentage of Fund's Net Assets
Large Cap Value Fund	$3,926,400	$3,824,150	1.3%
Emerging Growth Fund	46,400	50,986	0.3%

3.  Management Fees and Other Transactions

Investment Management Fees
   Under agreements between the MML Trust and MassMutual on behalf of each Fund, MassMutual is responsible for providing investment management services for each Fund. In return for this service, MassMutual receives advisory fees quarterly based on the following annual rates.

For the Large Cap Value Fund, MassMutual receives a fee from the Fund at an annual rate of 0.80% on the first $100,000,000, 0.75% on the next $400,000,000 and 0.70% on assets over $500,000,000 of the average daily net asset value of the Fund.

For the Equity Index Fund, MassMutual receives a fee from the Fund at an annual rate on 0.10% of the average daily net asset value of the Fund.

For the Growth Equity Fund, MassMutual receives a fee from the Fund at an annual rate of 0.80% on the first $300,000,000, 0.77% on the next $300,000,000, 0.75% on the next $300,000,0000, 0.72% on the next $600,000,000 and 0.65% on assets over $1,500,000,000 of the average daily net asset value of the Fund.

For the NASDAQ-100 Fund, MassMutual receives a fee from the Fund at an annual rate of 0.45% on the first $200,000,000, 0.44% on the next $200,000,000 and 0.42% on assets over $400,000,000 of the average daily net asset value of the Fund.

63

Notes to Financial Statements (Continued)

For the Small Cap Growth Equity Fund, MassMutual receives a fee from the Fund at the annual rate of 1.075% on the first $200,000,000, 1.05% on the next $200,000,000, 1.025% on the next $600,000,000 and 1.00% on assets over $1,000,000,000 of the average daily net asset value of the Fund.

For the Emerging Growth Fund, MassMutual receives a fee from the Fund at the annual rate of 1.05% on the first $200,000,000, 1.00% on the next $200,000,000 and 0.95% on assets over $400,000,000 of the average daily net asset value of the Fund.

MassMutual has entered into investment sub-advisory agreements with the following unaffiliated investment sub-advisers: Davis Selected Advisers, L.P. for the Large Cap Value Fund, Northern Trust Investments, N.A. for the Equity Index Fund and the NASDAQ-100 Fund, T. Rowe Price Associates, Inc. for the Growth Equity Fund, Delaware Management Company ("DMC") for a portion of the Emerging Growth Fund, Insight Capital Research & Management, Inc. ("Insight Capital") for a portion of the Emerging Growth Fund, Waddell & Reed Investment Management Company for a portion of the Small Cap Growth Equity Fund, and Wellington Management Company, LLP for a portion of the Small Cap Growth Equity Fund. Prior to November 28, 2007, Grantham, Mayo, Van Otterloo & Co. LLC was the investment sub-advisor for the Growth Equity Fund. MassMutual pays a sub-advisory fee to each of these sub-advisers based upon the aggregate net assets under management which include (1) the average daily net assets of the specified Fund which it manages, and (2) the average daily net assets of all other funds or accounts of MassMutual or its affiliates for which the sub-adviser provides sub-advisory services and which have substantially the same investment objectives, policies and investment strategies.

The Fund sub-advisor fees are paid out of the management fees previously disclosed above.

Administration & Shareholder Service Fees
   For the Equity Index Fund, under a separate administrative and shareholder services agreement between the Fund and MassMutual, MassMutual provides certain administrative and shareholder services and bears some class specific administrative expenses. In return for these services, MassMutual receives an administrative services fee monthly based upon the average daily net assets of the applicable class of shares of the Fund at the following annual rates: 0.30% on the first $100,000,000, 0.28% on the next $150,000,000 and 0.26% on assets in excess of $250,000,000 of Class I shares of the Fund, 0.19% of the average daily net assets of Class II shares of the Fund, and for Class III shares, an amount not to exceed 0.05% of the average daily net assets of Class III shares.

Expense Waivers
   MassMutual has agreed to bear the expenses (other than the management fees, interest, taxes, brokerage commissions, extraordinary litigation expenses and legal expenses, or other non-recurring or unusual expenses) of each Fund (other than the Equity Index Fund), excluding Acquired Fund* fees and expenses, in excess of 0.11% of the average daily net asset values of each Fund through April 30, 2008. This agreement cannot be terminated unilaterally by MassMutual.

MassMutual has agreed to bear the expenses of Class I, Class II and Class III of the Equity Index Fund (other than the management and administrative fees, interest, taxes, brokerage commissions, extraordinary litigation and legal expenses, or other non-recurring or unusual expenses), excluding Acquired Fund* fees and expenses, in excess of 0.05% of the average daily net asset values of each class of the Equity Index Fund through April 30, 2008. This agreement cannot be terminated unilaterally by MassMutual.

In addition, MassMutual has agreed to waive certain administrative and shareholder service fees payable by the Equity Index Fund on account of Class II and Class III shares.

*  Acquired Fund fees and expenses represent approximate expenses borne indirectly by a Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of a Fund's investments among other pooled investment vehicles.

64

Notes to Financial Statements (Continued)

Rebated Brokerage Commissions
   The Large Cap Value Fund and the Small Cap Growth Equity Fund have entered into agreements with certain brokers whereby the brokers will rebate, in cash, a portion of brokerage commissions. Rebated brokerage commissions are amounts earned by the Funds and are included with realized gain or loss on investment transactions presented in the Statement of Operations. For the year ended December 31, 2007, brokerage commissions rebated under these agreements were as follows:

Rebated Commissions
Large Cap Value Fund	$3,787
Small Cap Growth Equity Fund	55,539

Other
   Certain Officers and Trustees of the Funds are also Officers of MassMutual. The compensation of each Trustee who is not an Officer of MassMutual is borne by the Funds.

Deferred Compensation
   Trustees of the Funds who are not employees of MassMutual or its subsidiaries may elect to defer receipt of their annual fees in accordance with terms of the Non-Qualified Deferred Compensation Plan. Any amounts deferred shall accrue interest and shall be recorded on the Funds' books as other assets.

For the year ended December 31, 2007, no significant amounts have been deferred.

4.  Purchases and Sales of Investments
   Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the year ended December 31, 2007, were as follows:

	Purchases		Sales
	Long-Term U.S. Government Securities	Other Long-Term Securities	Long-Term U.S. Government Securities	Other Long-Term Securities
Large Cap Value Fund	$-	$83,564,716	$-	$17,768,808
Equity Index Fund	-	22,986,998	-	25,361,296
Growth Equity Fund	-	27,810,999	-	30,136,190
NASDAQ-100 Fund	-	1,969,087	-	1,493,462
Small Cap Growth Equity Fund	-	181,531,519	-	133,610,754
Emerging Growth Fund	-	30,755,323	-	29,921,855

5.  Capital Share Transactions
   The Funds are authorized to issue an unlimited number of shares, with no par value in each class of shares. Changes in shares outstanding for each Fund were as follows:

	Year ended December 31, 2007		Year ended December 31, 2006
	Shares	Amount	Shares	Amount
Large Cap Value Fund
Sold	6,497,381	$86,609,563	6,102,448	$72,121,423
Issued as reinvestment of dividends	213,910	2,798,621	104,527	1,346,138
Redeemed	(1,629,776)	(21,686,747)	(1,134,554)	(13,328,874)
Net increase (decrease)	5,081,515	$67,721,437	5,072,421	$60,138,687
Equity Index Fund Class I
Sold	850,720	$15,507,009	1,002,187	$16,572,222
Issued as reinvestment of dividends	76,140	1,366,698	71,686	1,256,660
Redeemed	(937,656)	(17,129,074)	(1,136,209)	(18,405,089)
Net increase (decrease)	(10,796)	$(255,367)	(62,336)	$(576,207)
Equity Index Fund Class II
Sold	731,064	$13,234,324	960,638	$15,654,453
Issued as reinvestment of dividends	187,600	3,365,535	174,094	3,050,128
Redeemed	(833,012)	(15,253,871)	(2,145,184)	(34,458,419)
Net increase (decrease)	85,652	$1,345,988	(1,010,452)	$(15,753,838)

65

Notes to Financial Statements (Continued)

	Year ended December 31, 2007		Year ended December 31, 2006
	Shares	Amount	Shares	Amount
Equity Index Fund Class III
Sold	73,099	$1,359,253	88,827	$1,391,710
Issued as reinvestment of dividends	126,712	2,269,397	126,881	2,219,155
Redeemed	(699,262)	(12,799,108)	(1,855,114)	(30,002,442)
Net increase (decrease)	(499,451)	$(9,170,458)	(1,639,406)	$(26,391,577)
Growth Equity Fund
Sold	249,222	$1,919,253	335,557	$2,404,090
Issued as reinvestment of dividends	12,541	95,117	12,543	92,922
Redeemed	(615,787)	(4,705,618)	(533,380)	(3,827,505)
Net increase (decrease)	(354,024)	$(2,691,248)	(185,280)	$(1,330,493)
NASDAQ-100 Fund
Sold	644,122	$3,325,858	349,978	$1,463,976
Issued as reinvestment of dividends	482	2,524	947	4,218
Redeemed	(585,438)	(2,893,368)	(723,203)	(3,063,183)
Net increase (decrease)	59,166	$435,014	(372,278)	$(1,594,989)
Small Cap Growth Equity Fund
Sold	4,265,842	$74,214,652	4,423,014	$68,184,247
Issued as reinvestment of dividends	461,758	7,946,612	-	-
Redeemed	(1,304,245)	(22,535,855)	(977,001)	(15,155,354)
Net increase (decrease)	3,423,355	$59,625,409	3,446,013	$53,028,893
Emerging Growth Fund
Sold	827,138	$6,254,056	570,498	$3,497,313
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(612,712)	(4,275,459)	(544,853)	(3,333,314)
Net increase (decrease)	214,426	$1,978,597	25,645	$163,999

6.  Federal Income Tax Information
   At December 31, 2007, the cost of securities and the unrealized appreciation (depreciation) in the value of investments owned by the Funds, as computed on a Federal income tax basis, were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Large Cap Value Fund	$253,768,324	$59,135,620	$(11,477,983)	$47,657,637
Equity Index Fund	328,322,967	121,755,226	(28,918,423)	92,836,803
Growth Equity Fund	18,466,038	1,098,833	(483,147)	615,686
NASDAQ-100 Fund	7,838,590	3,049,200	(478,043)	2,571,157
Small Cap Growth Equity Fund	270,458,937	39,444,510	(9,458,556)	29,985,954
Emerging Growth Fund	17,547,466	2,185,543	(776,033)	1,409,510

At December 31, 2007, the following Funds had available, for Federal income tax purposes, unused capital losses:

	Expiring 2009	Expiring 2010	Expiring 2011	Expiring 2012	Expiring 2013
Equity Index Fund	$-	$-	$-	$-	$2,632,027
Growth Equity Fund	14,298,960	7,953,799		-	-
NASDAQ-100 Fund		4,689,464	2,362,711	1,300,985
Emerging Growth Fund	1,009,583	3,402,428	-	-	-

66

Notes to Financial Statements (Continued)

Net capital loss carryforwards may be applied against any net realized taxable gains in each succeeding year, or until their respective expiration dates, whichever occurs first.

Certain differences exist from the amounts reflected in the Statement of Changes in Net Assets primarily due to the character of short-term capital gains treated as ordinary income for tax purposes.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital.

The tax character of distributions paid during the year ended December 31, 2007 was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
Large Cap Value Fund	$2,777,747	$20,874	$-
Equity Index Fund	7,001,630	-	-
Growth Equity Fund	95,117	-	-
NASDAQ-100 Fund	2,524	-	-
Small Cap Growth Equity Fund	1,025,751	6,920,861	-

The tax character of distributions paid during the year ended December 31, 2006 was as follows:

	Ordinary Income	Long Term Capital Gain	Short Term Capital Gain	Return of Capital
Large Cap Value Fund	$1,346,138	$-	$-	$-
Equity Index Fund	6,525,943	-	-	-
Growth Equity Fund	92,922	-	-	-
NASDAQ-100 Fund	4,218	-	-	-

At December 31, 2007, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)*
Large Cap Value Fund	$-	$279,667	$(45,912)	$47,658,030
Equity Index Fund	-	(2,632,027)	(141,184)	92,849,125
Growth Equity Fund	-	(22,252,759)	(9,936)	615,686
NASDAQ-100 Fund	206	(8,353,160)	(76,472)	2,577,574
Small Cap Growth Equity Fund	-	-	(846,594)	29,987,794
Emerging Growth Fund	-	(4,412,011)	(6,114)	1,409,510

*  Includes unrealized appreciation (depreciation) on investments, derivatives and foreign currency denominated assets and liabilities if any.

Pursuant to Section 852 of the Internal Revenue Code, the following Funds have designated capital gain dividends for the year ended December 31, 2007:

Long Term Capital Dividend
Large Cap Value Fund	$20,874
Small Cap Growth Equity Fund	6,920,861

The following Funds elected to defer to January 1, 2008 post-October capital losses:

Amount
NASDAQ-100 Fund	$65,145
Small Cap Growth Equity Fund	808,564

67

Notes to Financial Statements (Continued)

The following Fund elected to defer to January 1, 2008 post-October currency losses:

Amount
Small Cap Growth Equity Fund	$1,254

During the year ended December 31, 2007 the Funds adopted Financial Accounting Standards Board Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48") with the impact of such adoption being recognized on June 29, 2007 in accordance with guidance provided by the Securities and Exchange Commission. The adoption of FIN 48 did not have a material effect on the net asset value, financial condition or results of operations of the Funds as there was no liability required for the recognition for unrecognized tax benefits during the year, nor were there any such liabilities to be recorded to the beginning net asset value of the Funds.

To the extent required, the Funds recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statements of Operations. During the year ended December 31, 2007, the Funds did not incur any interest or penalties. The Funds are subject to examination by U.S. federal, state and foreign tax authorities for returns filed after 2004, 2005 and 2006, respectively.

7.  Indemnifications
   Under the Funds' organizational documents, current and former Trustees and Officers are provided with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds, and shareholders are indemnified against personal liability for obligations of the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

8.  New Accounting Pronouncements
   In September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("SFAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 determines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Funds' financial statement disclosures.

9.  Proxy Voting (Unaudited)
   A description of the policies and procedures that each Fund's investment adviser and sub-advisers use to vote proxies relating to the Fund's portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the Securities and Exchange Commission's website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com and on the Securities and Exchange Commission's website at http://www.sec.gov.

10.  Quarterly Reporting (Unaudited)
   The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC website at http://www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

11.  Trustees' Approval of Investment Advisory Contracts (Unaudited)
   At a meeting held on May 9, 2007, the Board of Trustees of MML Trust (the "Board"), including the Trustees who are not "interested persons" (as such term is defined in the 1940 Act) of MML Trust, the Adviser or Sub-Advisers (the "Independent Trustees"), approved the termination of the existing Sub-Advisory Agreement ("Prior Sub-Advisory Agreement") with Grantham, Mayo, Van Otterloo & Co. LLC ("GMO") for the Growth Equity Fund and voted to approve a new Sub-Advisory Agreement ("New Sub-Advisory Agreement") with T. Rowe Price Associates, Inc. ("T. Rowe Price").

68

Notes to Financial Statements (Continued)

After arriving at a decision to replace GMO as a Sub-Adviser of the Growth Equity Fund, the Trustees determined that it would be appropriate to find a sub-adviser from the same peer group as GMO but one with a more consistent record of performance. After careful consideration, the Trustees determined that it would be appropriate to hire T. Rowe Price as the Fund's new Sub-Adviser.

In approving the New Sub-Advisory Agreement, the Board discussed with Management and considered a wide range of information about, among other things: (i) T. Rowe Price and its personnel with responsibilities for providing services to the Fund; (ii) the terms of the New Sub-Advisory Agreement; (iii) the scope and quality of services that T. Rowe Price will provide under the New Sub-Advisory Agreement; (iv) the historical investment performance track record of T. Rowe Price; (v) the fees payable to T. Rowe Price by the Adviser and the effect of such fees on the profitability to the Adviser; and (vi) T. Rowe Price's practices regarding the selection and compensation of brokers and dealers that execute portfolio transactions for the Fund, and the broker's and dealer's provision of brokerage and research services to T. Rowe Price.

Based on the foregoing, the Board concluded that (i) the Adviser's level of profitability from its relationship to the Fund was not excessive and that the sub-advisory fee amount under the New Sub-Advisory Agreement was fair and reasonable; (ii) overall, the Board was satisfied with the nature, extent and quality of services expected to be provided under the New Sub-Advisory Agreement; and (iii) the terms of the New Sub-Advisory Agreement are fair and reasonable with respect to the Fund and are in the best interest of the Fund's shareholders. After carefully considering the information summarized above, the Board, including the Independent Trustees voting separately, unanimously voted to approve the New Sub-Advisory Agreement.

Prior to the votes being taken to approve the New Sub-Advisory Agreement, the Independent Trustees met separately in executive session to discuss the appropriateness of the contract. In their deliberations with respect to these matters, the Independent Trustees were advised by their independent legal counsel. The Independent Trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Board, including the Independent Trustees, did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

The New Sub-Advisory Agreement took effect on November 28, 2007.

69

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MML Series Investment Fund and Shareholders of MML Large Cap Value Fund, MML Equity Index Fund, MML Growth Equity Fund, MML NASDAQ-100 Fund, MML Small Cap Growth Equity Fund and MML Emerging Growth Fund:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of MML Large Cap Value Fund, MML Equity Index Fund, MML Growth Equity Fund, MML NASDAQ-100 Fund, MML Small Cap Growth Equity Fund and MML Emerging Growth Fund (collectively the "Funds"), six of the funds comprising the MML Series Investment Fund (the "MML Trust"), as of December 31, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the MML Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The MML Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits include consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion of the effectiveness of the MML Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures include confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2007, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Boston, Massachusetts
February 15, 2008

70

Trustees and Officers (Unaudited)

The following table lists MML Trust's Trustees and Officers as of December 31, 2007; their address and age; their position with MML Trust; the length of time holding that position with MML Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. MML Trust's Statement of Additional Information includes additional information about MML Trust's Trustees and is available, without charge, upon request by calling 1-888-309-3539 or by writing MML Funds, c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0111, Attention: Retirement Services Marketing.

Disinterested Trustees	Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
	Richard W. Greene Age: 72	Chairman and Trustee of MML Trust	Since 1999	Retired.	55	Trustee (since 1996), MassMutual Select Funds (open-end investment company).

	Richard H. Ayers Age: 65	Trustee of MML Trust	Since 1999	Retired.	55	Director, Applera Corporation; Trustee (since 1996), MassMutual Select Funds (open-end investment company).

	Allan W. Blair Age: 59	Trustee of MML Trust	Since 2003	President and Chief Executive Officer (since 1996), Economic Development Council of Western Massachusetts; President and Chief Executive Officer (since 1984), Westover Metropolitan Development Corporation.	55	Director (since 2001), Future Works, Inc.; Trustee (since 2003), MassMutual Select Funds (open-end investment company).

	Mary E. Boland Age: 68	Trustee of MML Trust	Since 1973	Attorney at Law (since 2004); Attorney at Law (1965-2004), Egan, Flanagan and Cohen, P.C. (law firm), Springfield, MA.	55	Trustee (since 1994), MassMutual Select Funds (open-end investment company).

	R. Alan Hunter, Jr. Age: 61	Trustee of MML Trust	Since 2003	Retired.	55	Director (since 2007), Actuant Corporation; Trustee (since 2003), MassMutual Select Funds (open-end investment company).

	F. William Marshall, Jr. Age: 65	Trustee of MML Trust	Since 1996	Consultant (since 1999).	94	Trustee (since 2000), Board II Oppenheimer Funds; Trustee (since 1996), MassMutual Select Funds (open-end investment company).

71

Trustees and Officers (Unaudited) (Continued)

Interested Trustees	Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
	Robert E. Joyal Age: 62	Trustee of MML Trust	Since 2003	Retired; President (2001-2003), Managing Director (2000-2001) Executive Director (1999-2000), David L. Babson & Company Inc.	57	Trustee (since 2003), President (1999-2003), MassMutual Corporate Investors and MassMutual Participation Investors (closed-end investment companies); Director (since 2003), Pemco Aviation Group, Inc.; Director (since 2006), Jefferies Group, inc. (investment bank); Director (since 2007), Scottish Re Group Ltd.; Trustee (since 2003), MassMutual Select Funds (open-end investment company).

	Frederick C. Castellani Age: 61	Trustee Vice President of MML Trust	Since 2001 Since 2006	Executive Vice President (since 2001), Senior Vice President (1996-2001), MassMutual.	87	Trustee and President (since 2001), MassMutual Select Funds (open-end investment company); Trustee, Vice Chairman and Vice President (since 2006) MML Series II Investment Fund (open-end investment company); Vice Chairman, Trustee, and President (since 2006), Vice President (2004-2006), MassMutual Premier Funds (open-end investment company).

Principal Officers who are Not Trustees	Name, Address*, and Age	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
	Richard J. Byrne Age: 45	President of MML Trust	Since 2007	Vice President (since 2007), Assistant Vice President (2003-2007), MassMutual; Vice President (1997-2003), ING/Aetna Financial Services; President (since 2007), MML Series II Investment Fund (open-end investment company).	32

72

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Nicholas H. Palmerino Age: 42	Chief Financial Officer and Treasurer of MML Trust	Since 2006	Assistant Vice President (since 2006), MassMutual; Vice President (2006), Consultant (2005-2006), JP Morgan Chase Worldwide Securities Services; Senior Vice President (2003-2004), CDC IXIS Asset Management Services, Inc. and CDC IXIS Asset Management Advisers, L.P.; Vice President (1996-2003), Loomis Sayles & Company, L.P.; Chief Financial Officer and Treasurer (since 2006), MassMutual Select Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MassMutual Premier Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MML Series II Investment Fund (open-end investment company).	87

Kristin L. Fafard Age: 41	Vice President of MML Trust	Since 2005	Assistant Vice President (since 2005), Managing Director (2000-2003), MassMutual; Assistant Vice President (2000-2003), Allmerica Asset Management; Vice President (since 2005), MassMutual Select Funds (open-end investment company); Vice President (since 2005), MassMutual Premier Funds (open-end investment company); Vice President (since 2005), MML Series II Investment Fund (open-end investment company).	87

Philip S. Wellman Age: 43	Vice President and Chief Compliance Officer of MML Trust	Since 2007	Vice President, Compliance (since 2007), Assistant Vice President and Associate General Counsel (2005-2006), MassMutual; Director, Office of General Counsel (2005-2006), Merrill Lynch, Pierce, Fenner & Smith Incorporated; Senior Vice President and Assistant General Counsel (2000-2006), Advest, Inc.; Vice President and Chief Compliance Officer (since 2007), MassMutual Select Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series II Investment Fund (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MassMutual Premier Funds (open-end investment company).	87

John E. Deitelbaum Age: 39	Vice President, Secretary and Chief Legal Officer of MML Trust	Since 2006	Corporate Vice President and Associate General Counsel (since 2007), Vice President and Associate General Counsel (2006-2007), Second Vice President and Associate General Counsel (2000-2006), MassMutual; Vice President, Secretary and Chief Legal Officer (since 2006), MassMutual Select Funds (open-end investment company); Vice President, Clerk and Chief Legal Officer (since 2006), MML Series II Investment Fund (open-end investment company); Vice President, Clerk and Chief Legal Officer (since 2006), MassMutual Premier Funds (open-end investment company).	87

Eric H. Wietsma Age: 41	Vice President of MML Trust	Since 2006	Corporate Vice President (since 2007), Vice President (2005-2007), MassMutual; Vice President (1999-2005), Hartford Life Insurance Company; Vice President (since 2006), MassMutual Select Funds (open-end investment company); Vice President (since 2006), MML Series II Investment Fund (open-end investment company); Vice President (since 2006), MassMutual Premier Funds (open-end investment company).	87

73

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Stephen J. Brunette Age: 37	Vice President of MML Trust	Since 2007	Assistant Vice President (since 2007), Director (2006-2007), Investment Consultant (2003-2006), MassMutual; Vice President (since 2007), MML Series II Investment Fund (open-end investment company).	32

*  The address of each Trustee and Principal Officer is the same as that for MML Trust; 1295 State Street, Springfield, Massachusetts 01111.

**  Each Trustee of MML Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his successor or until he dies, resigns or is removed. Notwithstanding the foregoing, unless the Trustees determine that is desirable and in the best interest of MML Trust than an exception to the retirement policy of the Trust be made, a Trustee shall retire and cease to serve as a Trustee as of the first board meeting following the date on which the Trustee attains the age of seventy-two years.

74

Federal Tax Information (Unaudited)

For corporate shareholders, a portion of the ordinary dividends paid during the Fund's year ended December 31, 2007 qualified for the dividends received deduction, as follows:

Fund Name	Dividends Received Deduction

Large Cap Value Fund	100.00%

Equity Index Fund	100.00%

Growth Equity Fund	100.00%

NASDAQ-100 Fund	100.00%

Small Cap Growth Equity Fund	81.93%

Under Section 854(b)(2) of the Code, the Funds hereby designate the following maximum amounts as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the period ended December 31, 2007:

Fund Name	Qualified Dividend Income

Large Cap Value Fund	100.00%

Equity Index Fund	100.00%

Growth Equity Fund	100.00%

NASDAQ-100 Fund	100.00%

Small Cap Growth Equity Fund	98.78%

75

Other Information (Unaudited)

Fund Expenses December 31, 2007

Expense Examples	The following information is in regards to expenses for the six months ended December 31, 2007:
As a shareholder of the Funds, you incur ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
These examples are based on an investment of $1,000 invested for the six months ended December 31, 2007.

Actual Expenses	The first four columns of the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Operating Expenses Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example For Comparison Purposes	The last two columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the last two columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Large Cap Value Fund	$1,000	0.83%	$976.60	$4.14	$1,021.02	$4.23
Equity Index Fund
Class I	$1,000	0.46%	$984.70	$2.30	$1,022.89	$2.35
Class II	$1,000	0.30%	$985.20	$1.50	$1,023.69	$1.53
Class III	$1,000	0.16%	$986.10	$0.80	$1,024.40	$0.82
Growth Equity Fund	$1,000	0.92%	$994.90	$4.63	$1,020.57	$4.69
NASDAQ-100 Fund	$1,000	0.56%	$1,077.50	$2.93	$1,022.38	$2.85
Small Cap Growth Equity Fund	$1,000	1.15%	$988.40	$5.76	$1,019.41	$5.85
Emerging Growth Fund	$1,000	1.17%	$1,037.80	$6.01	$1,019.31	$5.96

* Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2007, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

76

Securities offered through registered representatives of MML Investors Services, Inc., member FINRA and SIPC (www.Þnra.org and www.sipc.org), 1295 State Street, SpringÞeld, MA 01111.

© 2008 Massachusetts Mutual Life Insurance Company. All rights reserved.

MassMutual Financial Group is a marketing name for Massachusetts Mutual Life Insurance Company (MassMutual) and its afÞliated companies and sales representatives.

L4540 208
C:13867-00

MML Series
Investment Fund

Annual Report

MML Asset Allocation Fund

MML Equity Income Fund

MML Income & Growth Fund

MML Growth & Income Fund

MML Blue Chip Growth Fund

MML Large Cap Growth Fund

MML Concentrated Growth Fund

MML Mid Cap Value Fund

MML Mid Cap Growth Fund

MML Small Cap Value Fund

MML Small Cap Index Fund

MML Global Fund

MML Foreign Fund

MML Conservative Allocation Fund

MML Balanced Allocation Fund

MML Moderate Allocation Fund

MML Growth Allocation Fund

MML Aggressive Allocation Fund

This annual report describes certain funds offered through the Series. Your variable product prospectus will list which of these funds are available through your variable product.

December 31, 2007

insure invest retire

Table of Contents

Letter to Shareholders	1

Portfolio Manager Reports	3

Portfolio of Investments

MML Asset Allocation Fund	63

MML Equity Income Fund	74

MML Income & Growth Fund	77

MML Growth & Income Fund	80

MML Blue Chip Growth Fund	84

MML Large Cap Growth Fund	87

MML Concentrated Growth Fund	89

MML Mid Cap Value Fund	91

MML Mid Cap Growth Fund	94

MML Small Cap Value Fund	99

MML Small Cap Index Fund	105

MML Global Fund	113

MML Foreign Fund	117

MML Conservative Allocation Fund	120

MML Balanced Allocation Fund	121

MML Moderate Allocation Fund	122

MML Growth Allocation Fund	123

MML Aggressive Allocation Fund	124

Statement of Assets and Liabilities	126

Statement of Operations	132

Statement of Changes in Net Assets	138

Financial Highlights	148

Notes to Financial Statements	157

Report of Independent Registered Public Accounting Firm	177

Trustees and Officers (Unaudited)	178

Federal Tax Information (Unaudited)	182

Other Information (Unaudited)	183

This material must be preceded or accompanied by a current prospectus for the MML Series Investment Fund. Investors should consider a Fund's investment objective, risks and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus. Read it carefully before investing.

MML Series Investment Fund Report – President's Letter to Shareholders

To Our Shareholders

December 31, 2007

Richard J. Byrne

Given the numerous challenges the market presented to investors in 2007, we believe current market conditions emphasize the critical nature of maintaining a disciplined focus on a long-term investment strategy. Financial professionals recommend that investment strategies align with an individual's risk tolerance, financial goals and time horizon – employing diversification based on these factors. It is extremely difficult to predict future market conditions, so developing and maintaining an appropriate investment strategy is key during periods of market volatility.

2007's Challenging Environment

Equities and fixed-income investments both advanced in 2007, although stocks in the U.S. stumbled in the last few months of the year. For the 12-month period ended December 31, 2007, the Dow Jones Industrial AverageSM ("the Dow"), a benchmark of blue-chip stocks, returned 6.43% and the S&P 500® Index, a measure of U.S. large-cap stock performance, gained 5.49%. The leader in the U.S. equity markets was the NASDAQ Composite® Index ("NASDAQ"), a barometer of technology stock performance, which advanced 9.81%. In foreign developed equity markets, the Morgan Stanley Capital International Europe, Australasia, Far East ("MSCI® EAFE®") Index outperformed most of its U.S. counterparts with its 11.17% return. In the fixed-income arena, the Lehman Brothers® Aggregate Bond Index, a broad measure of the U.S. investment-grade bond market, advanced 6.97%.*

Stocks in the U.S. showed little change during the first quarter of 2007, despite a significant increase in volatility. The Dow declined slightly; conversely, the S&P 500 Index and the NASDAQ each finished with a small advance. The depreciating U.S. dollar continued to support the returns of foreign stocks – helping drive the strong performance of the MSCI EAFE Index. Investor concerns about the weak housing market and subprime lender problems caused higher-quality bond prices to rally and yields to ease. Bond prices move in the opposite direction of interest rates (or yields); when yields rise, the prices of existing bonds fall – and vice versa. In this environment, the Lehman Brothers Aggregate Bond Index posted a positive return for the first quarter of 2007.

Most U.S. stock indexes advanced in the second quarter of 2007, as stocks rode a wave of optimism over corporate earnings and overcame short periods of increased volatility associated with investor concerns about soft retail sales, rising interest rates, inflation, the housing market and subprime mortgages. Performance was mixed among fixed-income categories, but investors favored shorter-term bonds.

Most categories of domestic stocks finished the third quarter of 2007 higher, despite significant market volatility caused by the escalating subprime mortgage crisis. In August, the Federal Reserve ("Fed") cut the discount rate – the interest rate that regional Fed banks charge banks and other financial institutions when they borrow funds on a short-term basis – by 0.50%. After some negative movement in key economic indicators, the Fed lowered the closely watched target federal funds rate by 0.50% to 4.75%, simultaneously cutting the discount rate an additional 0.50% at its September 18 meeting. The federal funds rate is the interest rate that banks and other financial institutions charge each other for borrowing funds overnight. As a result, most broad-based U.S. stock indexes were trading near their all-time highs at the end of the quarter, and the MSCI EAFE Index advanced slightly. In the bond marketplace, growing concerns about a weakening economy triggered a decline in bond yields and boosted prices, helping the Lehman Brothers Aggregate Bond Index advance for the quarter.

The fourth quarter began on a positive note, with investors still savoring the third-quarter Fed-engineered interest rate cuts. The Fed's fourth-quarter interest rate reductions (which totaled an additional 0.50% each from both the federal funds and discount rates) failed to help investor confidence in the face of inflationary pressures, lackluster holiday retail sales and news detailing the ramifications of subprime exposure on large financial companies. U.S. equities traded lower, as ongoing weakness in the housing market, escalating subprime concerns and crude oil prices that approached $100 per barrel undermined investor confidence. Foreign stocks were not immune during this difficult period: The

*  Indexes are unmanaged, do not incur fees or expenses and cannot be purchased directly for investment.

(Continued)

MML Series Investment Fund Report – President's Letter to Shareholders (Continued)

MSCI EAFE Index fell 1.75% for the fourth quarter. In this environment, higher-quality bonds performed well amid growing concerns about a slowing economy and even a possible recession in the United States. In the end, the Lehman Brothers Aggregate Bond Index advanced 3.00% for the quarter.

A Look Back at 2007 as We Head into 2008

Above all, 2007 was a year in which the subprime mortgage situation developed from a concern into a full-blown crisis. There had been speculation for some time that many subprime mortgages, with their low teaser interest rates scheduled to reset at much higher levels, were a potential threat to borrowers and, by extension, those who invested in securities backed by those loans. The dangers of subprime borrowing didn't seem to grab investors' attention, however, until the situation got bad enough to damage the earnings of some of Wall Street's largest and strongest blue-chip financial companies – such as Bear Stearns, Citigroup, Merrill Lynch, Morgan Stanley and Wachovia. Fourth-quarter profit projections for S&P 500 companies as a group swung from an 11.5% gain at the beginning of October 2007 to a 6.1% drop as of December 31, 2007, mainly due to the deteriorating environment in the financial sector. This movement represented the largest quarterly shift since 1999, according to Reuters Estimates.

Outlook

While the fourth-quarter earnings outlook was scaled back considerably, consensus estimates for 2008 remained upbeat, particularly for the second half of the year. Those forecasts assume that the economy will avoid a recession, in part because of an accommodative Fed. While the Fed has demonstrated its willingness to lower interest rates in order to head off a recession, inflationary pressures could limit the central bank's choices going forward. We are cautious, but the truth is that we cannot predict when recessions will occur. It is also true that stocks can perform well during a slowdown as long as economic activity doesn't decelerate too much. Given the difficulty of predicting future market conditions, you may want to consider consulting your financial representative. He or she can work with you to develop a course of action that will help you stay invested for the long term, according to a plan that fits your risk tolerance, time horizon and financial objectives.

Richard J. Byrne
President

The information provided is the opinion of MassMutual Retirement Services Investments Marketing as of 1/1/08 and is subject to change without notice. It is not to be construed as tax, legal or investment advice. Of course, past performance does not guarantee future results.

MML Asset Allocation Fund – Portfolio Manager Report

What is the investment objective of the MML Asset Allocation Fund – and who is the Fund's sub-adviser?
   The Fund seeks to provide high total return consistent with preservation of capital over the long term by investing its assets in both equity and fixed-income securities. The Fund's sub-adviser, Capital Guardian Trust Company (Capital Guardian) determines the asset allocation between equity and fixed-income securities. Up to 80% of the Fund's assets may be invested in equities; up to 60% in fixed income.

How did the Fund perform during the 12 months ended December 31, 2007?
   The Fund returned 1.14%, lagging the 5.49% advance of the S&P 500® Index, a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies, and the 6.97% return of the Lehman Brothers® Aggregate Bond Index, an unmanaged index of fixed-rate investment-grade securities with at least one year to maturity, combining the Lehman Brothers U.S. Government/Credit Index and the Lehman Brothers Mortgage-Backed Securities Index. The Fund also underperformed the 6.53% return of the Lipper Balanced Fund Index, an unmanaged, equally weighted index of the 30 largest mutual funds within the Lipper Balanced Category.

What was the investment background during the period?
   U.S. equities saw significant volatility in the first quarter of 2007 – gains in the first part of the period, then turbulence in late February and into March. Concerns about the subprime mortgage industry, earnings surprises and comments from the Federal Reserve ("Fed") all contributed to the volatility, though the S&P 500® Index ended the quarter with a slight gain. In the fixed-income markets, the Lehman Brothers® Aggregate Bond Index advanced 1.50% during the first quarter. Corporate bond spreads widened somewhat in the wake of the subprime situation, but remained relatively narrow at about 0.90% over Treasuries. In the second quarter of 2007, domestic equities rose sharply, powered by merger and acquisition activity and strong corporate earnings. Gains in April and May, however, were tempered by declines in June. Unlike stocks, bonds declined in the second quarter, amid fading market expectations of monetary easing, further unraveling of the subprime mortgage market and a tightening of credit by major banks and brokerage lenders. Corporate bonds and mortgage-backed securities lagged Treasuries.

In the third quarter of 2007, U.S. equities ended higher, despite a volatile period in which trouble in subprime mortgage lending spilled over into the broader credit and equity markets. Stocks tumbled in late July and mid-August, as a number of global hedge funds and other financial institutions reported losses from investments in structured bonds, credit holdings and quantitative strategies. However, rate cuts by the Fed helped the S&P 500 Index recover and end the quarter up slightly. Finally, in the fourth quarter of 2007, U.S. stocks stumbled on concerns over the effects of the credit crunch and declining corporate profits on overall economic growth. Financial lenders posted large losses and recessionary fears weighed on cyclical stocks, helping to send the S&P 500 Index down for the quarter.

What factors contributed to the Fund's performance?
   For the first quarter of 2007, returns were positive on an absolute basis, although the portfolio underperformed its benchmark, the Lipper Balanced Fund Index. Financial stocks were the biggest relative drag on results. Specifically, the Fund's large overweight position in thrifts and mortgage companies, which suffered due to the subprime meltdown, and stock selection among the consumer finance companies hampered performance. The portfolio's lower-than-benchmark weightings in utilities and telecommunication companies also detracted. Turning to the second quarter of 2007, the portfolio's overweight position in equities helped results. The Fund also benefited from its underweight position and stock selection in the financials sector. Other contributing factors within financials included owning consumer finance companies that soared on buyout news, and holding an underweight position in diversified financials. Selection among health care companies, particularly in pharmaceuticals and biotechnology, detracted from comparative returns, as did holdings in the information technology sector. Within the bond portfolio, the Fund's overweight allocation to BBB rated securities and an underweight position in mortgage-backed securities supported relative results, while investments in financials issues detracted.

The portfolio benefited from stock selection and overweighting in information technology in the third quarter of 2007. Stock selection in health care, especially pharmaceuticals, was the biggest detractor from the Fund's results. The underweight position in energy also hurt returns, as did stock selection in

MML Asset Allocation Fund – Portfolio Manager Report (Continued)

the financials sector. Finally, in the fourth quarter of 2007, the portfolio was once again hampered by stock selection in the financials sector, particularly holdings among the thrifts and mortgage companies. Washington Mutual slid as the housing and credit markets deteriorated and after regulators began investigating how the company set values for mortgages sold to investors. Sallie Mae shares dropped after a $25 billion takeover collapsed. Stock selection in technology was negative, as SanDisk sank on disappointing earnings and weak flash memory prices. Stock selection and an underweight position in energy also weighed on results.

What is your outlook?
   In our view, a U.S. economic slowdown is underway. While we do not yet know the full scope of the credit market crisis, we believe it will take time for all the ramifications to work through the financial system and the economy. This credit crunch is wider in scope and more complex than past credit crises. That said, certain indicators lead us to believe that the U.S. economy has shown some signs of slowing, but not of a serious breakdown. Employment and economic growth have deteriorated somewhat amid modest inflation. In addition, the Fed has shown that it is willing to act to ensure market stability. High oil prices may remain a challenge, but not, in our view, an insurmountable one. We are encouraged by the strength of exports, which have been helped by the U.S. dollar's decline. While the dollar continues to lose yield support, the possibility of declining real interest rates outside the U.S., in tandem with a reduced U.S. current account deficit and low valuation, could slow or stop the decline later in 2008.

MML Asset Allocation Fund – Portfolio Manager Report (Continued)

MML Asset Allocation Fund

Industry Table

(% of Net Assets) on 12/31/07

U.S. Government Agencies	10.5%
Diversified Financial	6.2%
Pharmaceuticals	5.2%
Retail	5.0%
Telecommunications	4.6%
Insurance	4.0%
Banks	3.4%
Internet	3.4%
Semiconductors	3.4%
Oil & Gas	3.3%
Manufacturing	3.2%
U.S. Treasury Obligations	3.1%
WL Collateral CMO	3.0%
Computers	2.7%
Media	2.4%
Oil & Gas Services	2.4%
Health Care — Services	2.2%
Sovereign	2.1%
Software	2.0%
Foods	1.9%
Biotechnology	1.7%
Electric	1.6%
Health Care — Products	1.5%
Beverages	1.5%
Savings & Loans	1.5%
Transportation	1.4%
Chemicals	1.3%
Mining	1.2%
Aerospace & Defense	1.2%
Commercial MBS	1.2%
Credit Card ABS	1.0%
Engineering & Construction	0.8%
Agriculture	0.8%
Automobile ABS	0.8%
Electronics	0.8%
Auto Manufacturers	0.7%
Lodging	0.6%
Real Estate Investment Trusts (REITS)	0.5%
Coal	0.4%
Electrical Components & Equipment	0.4%
Home Equity ABS	0.3%
Pipelines	0.3%
Holding Company — Diversified	0.3%
Advertising	0.3%
Commercial Services	0.3%
Household Products	0.2%
Automotive & Parts	0.2%
Cosmetics & Personal Care	0.2%
Investment Companies	0.2%
Iron & Steel	0.2%
Airlines	0.2%
Packaging & Containers	0.1%
Leisure Time	0.1%
WL Collateral Support CMO	0.1%
Home Builders	0.1%
Building Materials	0.1%
Regional (State & Province)	0.1%
Other ABS	0.0%
Machinery — Construction & Mining	0.0%
Total Long-Term Investments	98.2%
Short-Term Investments and Other Assets and Liabilities	1.8%
100.0%

MML Asset Allocation Fund

Ten Largest Holdings

(% of Net Assets) on 12/31/07

FNMA, 6.000% due 03/01/2036	2.7%
Google, Inc. Cl. A	2.0%
General Electric Co.	1.6%
UnitedHealth Group, Inc.	1.5%
JP Morgan Chase & Co.	1.4%
FNMA, 5.500% due 01/01/2037	1.3%
Genentech, Inc.	1.3%
Royal Dutch Shell PLC Sponsored ADR (United Kingdom)	1.2%
Target Corp.	1.2%
Wachovia Corp.	1.2%

MML Asset Allocation Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Asset Allocation Fund, the S&P 500 Index, the Lehman Brothers Aggregate Bond Index and the Lipper Balanced Fund Index.

MML Series Investment Fund
Total Returns

	One Year 1/1/07 - 12/31/07	Since Inception Average Annual 5/1/06 - 12/31/07
MML Asset Allocation Fund	1.14%	3.51%
S&P 500 Index	5.49%	9.12%
Lehman Brothers Aggregate Bond Index	6.97%	7.34%
Lipper Balanced Fund Index	6.53%	8.12%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index, the Lehman Brothers Aggregate Bond Index and the Lipper Balanced Fund Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges. The inclusion of these charges would have reduced the performance shown here.

MML Equity Income Fund – Portfolio Manager Report

What is the investment objective of the MML Equity Income Fund – and who is the Fund's sub-adviser?
   The Fund seeks dividend income and long-term capital growth by investing in the common stocks of established companies. The Fund's sub-adviser is T. Rowe Price Associates, Inc. (T. Rowe Price).

How did the Fund perform during the 12 months ended December 31, 2007?
   The Fund returned 3.13%, underperforming the 5.49% return of the S&P 500® Index, a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. Conversely, the Fund outpaced the -0.17% return of the Russell 1000® Value Index, an unmanaged index representative of stocks with a greater-than-average value orientation among the stocks of the largest 1000 U.S. companies based on capitalization.

What was the investment background during the period?
   Domestic stocks showed little change during the first quarter of 2007, despite a significant increase in volatility across the board. Although the Dow Jones Industrial AverageSM ("the Dow") notched a new closing high in February, the blue-chip benchmark declined slightly for the three months ended March 31, 2007. The S&P 500 Index finished with a small advance, as did the NASDAQ Composite® Index ("NASDAQ"), a barometer of technology stock performance. A depreciating U.S. dollar supported the returns of foreign stocks, helping the Morgan Stanley Capital International Europe, Australasia, Far East ("MSCI® EAFE®") Index outperform its U.S. counterparts for the quarter. Most U.S. stock indexes advanced in the second quarter of 2007, as stocks rode a wave of optimism over corporate earnings and overcame short periods of increased volatility associated with investor concerns about soft retail sales, rising interest rates, inflation, the housing market and subprime mortgages.

Most categories of domestic stocks finished the third quarter of 2007 higher, despite significant market volatility caused by the escalating subprime mortgage crisis. In August, the Federal Reserve ("Fed") cut the discount rate – the interest rate that regional Fed banks charge banks and other financial institutions when they borrow funds on a short-term basis – by 0.50%. After some negative movement in key economic indicators, the Fed lowered the closely watched target federal funds rate by 0.50% to 4.75%, simultaneously cutting the discount rate an additional 0.50% at its September 18 meeting. The federal funds rate is the interest rate that banks and other financial institutions charge each other for borrowing funds overnight. As a result, most broad-based U.S. stock indexes were trading near their all-time highs at the end of the quarter, and the MSCI EAFE Index advanced slightly. The Fed's fourth-quarter interest rate reductions (which totaled an additional 0.50% each from both the federal funds and discount rates) failed to help investor confidence in the face of inflationary pressures, lackluster holiday retail sales and news detailing the ramifications of subprime exposure on large financial companies. U.S. equities traded lower, as ongoing weakness in the housing market, escalating subprime concerns and crude oil prices that approached $100 per barrel undermined investor confidence. Foreign stocks were not immune during this difficult period: The MSCI EAFE Index fell 1.75% for the fourth quarter.

What factors contributed to the Fund's performance?
   For the 12-month period ended December 31, 2007, relative to the Russell 1000 Value Index, the Fund's performance was driven by stock selection in the financials sector, where the Fund's underweight position in the hard-hit banking and diversified financial services stocks sector proved particularly beneficial. For the year, Fund management's stock picks also drove relative results in the information technology sector, where the portfolio benefited from an overweight position in software giant Microsoft – which rallied on strong sales of its Vista operating system, Microsoft Office suite of products and Xbox game console. An overweight position in and stock selection among health care shares were further sources of relative strength for the portfolio.

At the other end of the spectrum, the Fund's underweight position in the utilities sector proved a hindrance, as these stocks, with their steady to improving fundamentals and credit quality, were attractive during 2007's economic and market uncertainty. Stock selection also detracted in the utilities sector – as did our choices in telecommunications and materials. In the materials sector,

MML Equity Income Fund – Portfolio Manager Report (Continued)

International Paper was the leading detractor because of a poor economic outlook and rising costs. In telecommunications, the Fund's underweight stake in the large diversified telecommunication firms, particularly AT&T and BellSouth (which benefited from their merger) hindered the Fund's performance. Additionally, overweight positions in Qwest Communications International and Sprint Nextel detracted from results. Qwest faces substantial investment costs to compete in the broadband arena, while Sprint continues to struggle to realize the benefits of its merger with Nextel.

What is your outlook?
   Numerous forces will continue to influence the direction that the market takes throughout 2008. These include the price of oil; the subprime crisis and its impact on housing in particular, and the U.S. economy in general; Fed policy and inflation – to name just a few. We believe, however, that the Fund continues to be positioned to seek market opportunities as they emerge. Fund sub-adviser T. Rowe Price's Chairman and veteran value manager Brian Rogers suggests investors be patient through this period of market transition and adjustment: "We are correcting the excesses that we saw in the strong economic environment over the last five years." He points to the Fed's emerging focus on market stability and relative attractiveness of equities versus fixed-income securities as positives. "And when you look at valuations," Rogers continued, "we see some great opportunities if you are willing to accept risk, making this arguably a great time to invest in some of the more troubled sectors of the market. And that's what our value funds will be doing. We look forward to better times ahead."

MML Equity Income Fund – Portfolio Manager Report (Continued)

MML Equity Income Fund

Industry Table

(% of Net Assets) on 12/31/07

Oil & Gas	11.0%
Manufacturing	7.3%
Banks	6.9%
Diversified Financial	6.4%
Pharmaceuticals	6.1%
Insurance	5.5%
Media	5.3%
Telecommunications	5.3%
Electric	4.2%
Foods	3.0%
Retail	2.7%
Financial Services	2.6%
Cosmetics & Personal Care	2.4%
Household Products	2.2%
Forest Products & Paper	2.0%
Health Care — Products	2.0%
Software	2.0%
Beverages	1.9%
Chemicals	1.6%
Semiconductors	1.5%
Computers	1.5%
Oil & Gas Services	1.2%
Mining	1.2%
Building Materials	1.1%
Transportation	1.0%
Biotechnology	0.9%
Gas	0.8%
Housewares	0.8%
Home Furnishing	0.7%
Internet	0.7%
Commercial Services	0.6%
Leisure Time	0.6%
Distribution & Wholesale	0.6%
Toys, Games & Hobbies	0.5%
Environmental Controls	0.5%
Agriculture	0.5%
Pipelines	0.4%
Aerospace & Defense	0.4%
Home Builders	0.3%
Auto Manufacturers	0.3%
Airlines	0.3%
Total Long-Term Investments	96.8%
Short-Term Investments and Other Assets and Liabilities	3.2%
100.0%

MML Equity Income Fund

Ten Largest Stock Holdings

(% of Net Assets) on 12/31/07

General Electric Co.	3.2%
Government Reserve Investment Fund	2.6%
Chevron Corp.	2.4%
Exxon Mobil Corp.	2.4%
JP Morgan Chase & Co.	2.3%
AT&T, Inc.	2.1%
Microsoft Corp.	2.0%
Royal Dutch Shell PLC Sponsored ADR (United Kingdom)	1.8%
International Paper Co.	1.4%
Merck & Co., Inc.	1.4%

MML Equity Income Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Equity Income Fund, the S&P 500 Index and the Russell 1000 Value Index.

MML Series Investment Fund
Total Returns

	One Year 1/1/07 - 12/31/07	Since Inception Average Annual 5/1/06 - 12/31/07
MML Equity Income Fund	3.13%	8.43%
S&P 500 Index	5.49%	9.12%
Russell 1000 Value Index	(0.17)%	7.23%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index and the Russell 1000 Value Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges. The inclusion of these charges would have reduced the performance shown here.

MML Income & Growth Fund – Portfolio Manager Report

What is the investment objective of the MML Income & Growth Fund – and who is the Fund's sub-adviser?
   The Fund seeks growth of capital by investing in common stocks of companies which the Fund's sub-adviser, American Century Investment Management, Inc. (American Century), believes offer prospects for capital growth. Income is a secondary objective.

How did the Fund perform during the 12 months ended December 31, 2007?
   The Fund returned -0.77%, underperforming the 5.49% return of the S&P 500® Index, a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies.

What was the investment background during the period?
   Stocks in the U.S. showed little change during the first quarter of 2007, despite a significant increase in volatility across the board. The Dow Jones Industrial AverageSM ("the Dow"), a benchmark of blue-chip stocks, declined slightly. Conversely, the S&P 500 Index, a measure of U.S. large-cap stock performance, and the NASDAQ Composite® Index ("NASDAQ"), a barometer of technology stock performance, each finished with a small advance. The depreciating U.S. dollar continued to support the returns of foreign stocks – helping drive the strong performance of the Morgan Stanley Capital International Europe, Australasia, Far East ("MSCI® EAFE®") Index. Most U.S. stock indexes advanced in the second quarter of 2007, as stocks rode a wave of optimism over corporate earnings and overcame short periods of increased volatility associated with investor concerns about soft retail sales, rising interest rates, inflation, the housing market and subprime mortgages.

  Most categories of domestic stocks finished the third quarter of 2007 higher, despite significant market volatility caused by the escalating subprime mortgage crisis. In August, the Federal Reserve ("Fed") cut the discount rate – the interest rate that regional Fed banks charge banks and other financial institutions when they borrow funds on a short-term basis – by 0.50%. After some negative movement in key economic indicators, the Fed lowered the closely watched target federal funds rate by 0.50% to 4.75%, simultaneously cutting the discount rate an additional 0.50% at its September 18 meeting. The federal funds rate is the interest rate that banks and other financial institutions charge each other for borrowing funds overnight. As a result, most broad-based U.S. stock indexes were trading near their all-time highs at the end of the quarter, and the MSCI EAFE Index advanced slightly. The fourth quarter began on a positive note, with investors still savoring the third-quarter Fed-engineered interest rate cuts. The Fed's fourth-quarter interest rate reductions (which totaled an additional 0.50% each from both the federal funds and discount rates) failed to help investor confidence in the face of inflationary pressures, lackluster holiday retail sales and news detailing the ongoing impact of subprime exposure on large financial companies. U.S. equities traded lower, as ongoing weakness in the housing market, escalating subprime concerns and crude oil prices that approached $100 per barrel undermined investor confidence. Foreign stocks were not immune during this difficult period: The MSCI EAFE Index fell 1.75% for the fourth quarter.

What factors contributed to the Fund's performance?
   In the first quarter of 2007, the portfolio's modest overweight in the financials sector, which was the worst-performing sector in the S&P 500 Index, hampered the Fund's performance. However, stock selection, particularly in the financials sector, was the primary hindrance for the Fund during this time frame. On the positive side, the Fund's stock picks were most successful in the industrials sector. The materials sector, which posted the best absolute returns in the portfolio, also enhanced results relative to the S&P 500 Index. In the second quarter of 2007, the top-contributing sectors were the most economically sensitive segments, led by materials and consumer discretionary stocks. The only sector of the portfolio to detract meaningfully from relative performance was health care, where an overweight allocation in health care services providers and stock selection among biotechnology stocks hindered the Fund's progress.

  In the third quarter of 2007, the portfolio underperformed the benchmark in eight of 10 market sectors – most notably, financials and information technology. Stock selection among thrifts and mortgage finance companies, as well as capital markets firms, contributed the bulk of the

MML Income & Growth Fund – Portfolio Manager Report (Continued)

underperformance in the financials sector. The portfolio's overweight position in Countrywide Financial, the nation's largest mortgage lender, significantly hampered relative results – as the company lost 47% during the third quarter. In the information technology sector, stock selection among semiconductor manufacturers and IT services providers detracted the most from relative results. The only sector of the portfolio to add meaningful value to performance in the third quarter, compared with the S&P 500 Index, was telecommunication services. In the fourth quarter of 2007, the Fund had less-than-favorable stock selection in eight of 10 market sectors. The portfolio's health care holdings detracted the most from relative performance. The Fund's largest individual detractor was health care provider WellCare, which declined by 60% on concerns about fraud following a government raid on the company's headquarters in October. The portfolio's financial stocks also underperformed their counterparts in the S&P 500. In fact, five of the 10 strongest detractors came from this sector. During the fourth quarter, stock selection contributed positively to relative performance in just two sectors of the portfolio: telecommunication services and consumer discretionary. In telecommunications services, the most significant investment decision was not to invest in Sprint Nextel, which fell by 31% as operational missteps led to a decline in the company's subscriber base and market share. In the consumer discretionary sector, favorable stock choices in the household durables and hotels and restaurants industries contributed the most to relative performance.

What is your outlook?
   As we enter 2008, investors face numerous challenges. Nevertheless, we are committed to adhere to our structured, disciplined investment approach for both stock selection and portfolio construction. Our investment strategy incorporates both growth and value measures (with a value tilt) in our stock selection process – in an effort to seek consistent long-term performance regardless of short-term market conditions.

MML Income & Growth Fund – Portfolio Manager Report (Continued)

MML Income & Growth Fund

Industry Table

(% of Net Assets) on 12/31/07

Oil & Gas	15.0%
Diversified Financial	8.7%
Computers	8.2%
Health Care — Products	4.8%
Aerospace & Defense	4.4%
Pharmaceuticals	4.2%
Insurance	4.1%
Telecommunications	4.1%
Banks	3.8%
Software	3.8%
Health Care — Services	3.3%
Retail	2.7%
Transportation	2.6%
Electric	2.6%
Media	2.4%
Household Products	2.2%
Semiconductors	2.1%
Manufacturing	2.0%
Biotechnology	1.9%
Commercial Services	1.8%
Chemicals	1.7%
Mining	1.6%
Beverages	1.5%
Office Equipment/Supplies	1.2%
Foods	1.0%
Automotive & Parts	1.0%
Electronics	0.9%
Real Estate Investment Trusts (REITS)	0.8%
Toys, Games & Hobbies	0.6%
Machinery — Construction & Mining	0.6%
Cosmetics & Personal Care	0.4%
Coal	0.4%
Home Builders	0.4%
Internet	0.4%
Agriculture	0.4%
Iron & Steel	0.3%
Housewares	0.3%
Auto Manufacturers	0.2%
Savings & Loans	0.2%
Entertainment	0.2%
Building Materials	0.2%
Airlines	0.1%
Apparel	0.1%
Engineering & Construction	0.1%
Machinery — Diversified	0.1%
Packaging & Containers	0.1%
Forest Products & Paper	0.1%
Oil & Gas Services	0.0%
Total Long-Term Investments	99.6%
Short-Term Investments and Other Assets and Liabilities	0.4%
100.0%

MML Income & Growth Fund

Ten Largest Stock Holdings

(% of Net Assets) on 12/31/07

Exxon Mobil Corp.	5.3%
Microsoft Corp.	3.3%
Chevron Corp.	2.9%
Johnson & Johnson	2.8%
Pfizer, Inc.	2.5%
International Business Machines Corp.	2.5%
ConocoPhillips	2.4%
Hewlett-Packard Co.	2.3%
JP Morgan Chase & Co.	2.2%
Bank of America Corp.	2.2%

MML Income & Growth Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Income & Growth Fund and the S&P 500 Index.

MML Series Investment Fund
Total Returns

	One Year 1/1/07 - 12/31/07	Since Inception Average Annual 5/1/06 - 12/31/07
MML Income & Growth Fund	(0.77)%	6.33%
S&P 500 Index	5.49%	9.12%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges. The inclusion of these charges would have reduced the performance shown here.

MML Growth & Income Fund – Portfolio Manager Report

What is the investment objective of the MML Growth & Income Fund – and who is the Fund's sub-adviser?
   The Fund seeks capital appreciation and income by investing at least 80% of its net assets, under normal market conditions, in equity securities and equity-related securities of companies domiciled in the U.S. with market capitalizations greater than $1 billion at the time of purchase. The Fund's sub-adviser is Capital Guardian Trust Company (Capital Guardian).

How did the Fund perform during the 12 months ended December 31, 2007?
   The Fund returned -0.33%, underperforming the 5.49% return of the S&P 500® Index, a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies.

What was the investment background during the period?
   U.S. equities saw significant volatility in the first quarter of 2007 – rising in the first part of the period, then experiencing turbulence in late February and into March. Concerns about the subprime mortgage industry, earnings surprises and comments from the Federal Reserve ("Fed") all contributed to the volatility, though the S&P 500 Index ended the quarter with a slight gain. In the fixed-income markets, the Lehman Brothers® Aggregate Bond Index advanced 1.50% during the first quarter. Corporate bond spreads widened somewhat in the wake of the subprime story, but remained relatively narrow at about 0.90% over Treasuries. Domestic equities rose sharply in the second quarter of 2007, with gains in April and May tempered by declines in June. The equity rally was powered by merger and acquisition activity and strong corporate earnings. Unlike stocks, bonds declined in the second quarter, amid fading market expectations of monetary easing, further unraveling of the subprime mortgage market and a tightening of credit by major banks and brokerage lenders. Corporate bonds and mortgage-backed securities lagged Treasuries.

  U.S. equities ended higher for the third quarter of 2007, despite a volatile time frame in which trouble in subprime mortgage lending spilled over into the broader credit and equity markets. Stocks tumbled in late July and mid-August as a number of hedge funds and other financial institutions around the world reported losses related to the subprime crisis. A 0.50% interest rate cut by the Fed helped the equity markets recover in the short term, however. In the final quarter of 2007, U.S. stocks stumbled on concerns about the impact of the credit crunch and declining corporate profits on overall economic growth. Financial lenders posted large losses, recession fears weighed on cyclical stocks and domestic stocks ended the fourth quarter with a deficit.

What factors contributed to the Fund's performance?
   The Fund's quarterly returns were positive on an absolute basis for the first three months of 2007, although the portfolio underperformed the S&P 500 Index. Financial stocks provided the biggest relative drag on results. Specifically, the portfolio's large overweight position in thrifts and mortgage companies, which suffered due to the subprime mortgage problems, and the Fund's stock selection among consumer finance companies were damaging. On the upside, the Fund's choices of consumer discretionary stocks were a driver of relative performance. Overall, the portfolio's information technology holdings contributed to performance, although its large exposure to the sector did not. In the second quarter of 2007, the portfolio benefited from its underweight position and stock selection in financials and having an underweight allocation to diversified financials. Stock selection and a lower-than-benchmark weighting in consumer staples also boosted returns. Despite being underweight in the sector, the Fund's choice of energy stocks also drove relative returns. Finally, stock selection among health care companies detracted from comparative returns, as did the Fund's stock selection in information technology.

  In the third quarter of 2007, the portfolio benefited from stock selection and an overweight position in information technology. Stock selection in the consumer discretionary sector was positive, although the Fund's overweight position in that sector was not. The Fund's investments in the materials sector also added to relative returns. In the fourth quarter of 2007, the portfolio was hampered by stock selection in the financials sector – particularly, portfolio holdings among the thrifts and mortgage companies. Washington Mutual, for example, slid as the housing and credit markets deteriorated and

MML Growth & Income Fund – Portfolio Manager Report (Continued)

after regulators began investigating how the company set values for mortgages sold to investors. Sallie Mae shares dropped after a $25 billion takeover collapsed. Stock selection in the technology sector was a hindrance to Fund performance, as SanDisk sank on disappointing earnings and weak flash memory prices. The Fund's stock picks and its underweight position in energy also weighed on performance.

What is your outlook?
   In our view, a U.S. economic slowdown is underway. While we do not yet know the full scope of the credit market crisis, we believe it will take time for its impact to work through the financial system and the economy. This credit crunch is wider in scope and more complex than past credit crises. That said, we will seek to position the portfolio to withstand the market challenges that we may face as 2008 progresses.

MML Growth & Income Fund – Portfolio Manager Report (Continued)

MML Growth & Income Fund

Industry Table

(% of Net Assets) on 12/31/07

Pharmaceuticals	7.8%
Retail	6.9%
Diversified Financial	6.7%
Telecommunications	5.8%
Internet	4.9%
Semiconductors	4.9%
Manufacturing	4.3%
Insurance	4.2%
Oil & Gas	4.1%
Computers	3.9%
Oil & Gas Services	3.5%
Banks	3.4%
Health Care — Services	2.9%
Media	2.7%
Software	2.7%
Foods	2.6%
Biotechnology	2.5%
Health Care — Products	2.2%
Beverages	2.1%
Transportation	2.0%
Mining	1.9%
Chemicals	1.9%
Savings & Loans	1.9%
Aerospace & Defense	1.8%
Electric	1.8%
Agriculture	1.3%
Engineering & Construction	1.2%
Electronics	1.2%
Auto Manufacturers	1.0%
Lodging	0.9%
Electrical Components & Equipment	0.7%
Coal	0.6%
Commercial Services	0.5%
Household Products	0.3%
Automotive & Parts	0.3%
Cosmetics & Personal Care	0.3%
Investment Companies	0.3%
Advertising	0.3%
Iron & Steel	0.2%
Real Estate Investment Trusts (REITS)	0.2%
Machinery — Construction & Mining	0.2%
Airlines	0.2%
Leisure Time	0.2%
Building Materials	0.1%
Home Builders	0.1%
Total Long-Term Investments	99.5%
Short-Term Investments and Other Assets and Liabilities	0.5%
100.0%

MML Growth & Income Fund

Ten Largest Stock Holdings

(% of Net Assets) on 12/31/07

Google, Inc. Cl. A	2.8%
UnitedHealth Group, Inc.	2.2%
General Electric Co.	2.1%
JP Morgan Chase & Co.	2.0%
Genentech, Inc.	1.9%
Royal Dutch Shell PLC Sponsored ADR (United Kingdom)	1.9%
Target Corp.	1.8%
Wachovia Corp.	1.7%
United Parcel Service, Inc. Cl. B	1.7%
Cisco Systems, Inc.	1.5%

MML Growth & Income Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Growth & Income Fund and the S&P 500 Index.

MML Series Investment Fund
Total Returns

	One Year 1/1/07 - 12/31/07	Since Inception Average Annual 5/1/06 - 12/31/07
MML Growth & Income Fund	(0.33)%	2.38%
S&P 500 Index	5.49%	9.12%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges. The inclusion of these charges would have reduced the performance shown here.

MML Blue Chip Growth Fund – Portfolio Manager Report

What is the investment objective of the MML Blue Chip Growth Fund – and who is the Fund's sub-adviser?
   The Fund seeks long-term capital growth by normally investing at least 80% of its net assets in the common stocks of large and medium-sized blue chip growth companies. Income is a secondary objective. The Fund's sub-adviser is T. Rowe Price Associates, Inc. (T. Rowe Price).

How did the Fund perform during the 12 months ended December 31, 2007?
   The Fund returned 12.67%, outpacing the 11.81% return of the Russell 1000® Growth Index, an unmanaged index consisting of those Russell 1000 securities (representing the 1000 largest U.S. companies based on market capitalization) with greater-than-average growth orientation that tend to exhibit higher price-to-book ratios and forecasted growth values than securities in the value universe. The Fund also outperformed the 5.49% return of the S&P 500® Index, a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies.

As we originally noted in the Fund's June 30, 2007 semi-annual report, going forward, the Fund's performance will be compared to the Russell 1000 Growth Index rather than the S&P 500 Index because the Russell 1000 Growth Index more closely represents the Fund's investment strategy. The Fund will retain the S&P 500 Index as its supplemental benchmark for performance comparisons.

What was the investment background during the period?
   Domestic stocks showed little change during the first quarter of 2007, despite a significant increase in volatility across the board. Although the Dow Jones Industrial AverageSM ("the Dow") notched a new closing high in February, the blue-chip benchmark declined slightly for the three months ended March 31, 2007. The S&P 500 Index finished with a small advance, as did the NASDAQ Composite® Index ("NASDAQ"), a barometer of technology stock performance. A depreciating U.S. dollar supported the returns of foreign stocks, helping the Morgan Stanley Capital International Europe, Australasia, Far East ("MSCI® EAFE®") Index outperform its U.S. counterparts for the quarter. Most U.S. stock indexes advanced in the second quarter of 2007, as stocks rode a wave of optimism over corporate earnings and overcame short periods of increased volatility associated with investor concerns about soft retail sales, rising interest rates, inflation, the housing market and subprime mortgages.

Most categories of domestic stocks finished the third quarter of 2007 higher, despite significant market volatility caused by the escalating subprime mortgage crisis. In August, the Federal Reserve ("Fed") cut the discount rate – the interest rate that regional Fed banks charge banks and other financial institutions when they borrow funds on a short-term basis – by 0.50%. After some negative movement in key economic indicators, the Fed lowered the closely watched target federal funds rate by 0.50% to 4.75%, simultaneously cutting the discount rate an additional 0.50% at its September 18 meeting. The federal funds rate is the interest rate that banks and other financial institutions charge each other for borrowing funds overnight. As a result, most broad-based U.S. stock indexes were trading near their all-time highs at the end of the quarter, and the MSCI EAFE Index advanced slightly. The Fed's fourth-quarter interest rate reductions (which totaled an additional 0.50% each from both the federal funds and discount rates) failed to help investor confidence in the face of inflationary pressures, lackluster holiday retail sales and news detailing the ramifications of subprime exposure on large financial companies. U.S. equities traded lower, as ongoing weakness in the housing market, escalating subprime concerns and crude oil prices that approached $100 per barrel undermined investor confidence. Foreign stocks were not immune during this difficult period: The MSCI EAFE Index fell 1.75% for the fourth quarter.

What factors contributed to the Fund's performance?
   For the 12-month period ended December 31, 2007, stock selection and a beneficial underweight in the poor-performing consumer discretionary sector were the greatest drivers of the Fund's performance. The primary area of strength was the Internet and catalog retail industry, led by Amazon.com. An overweight position in the energy sector, in tandem with favorable stock selection, also contributed to the Fund's results for the year. An additional benefit was Fund management's stock selection in the telecommunication services sector, which helped offset a detrimental overweight in this sector. Stock picks in the information technology sector also helped drive the Fund's performance for the 12-month period.

MML Blue Chip Growth Fund – Portfolio Manager Report (Continued)

Hindering the portfolio's progress in 2007 was its overweight position and weak stock selection in the financials sector, which was devastated by the subprime mortgage crisis. In addition, not owning utilities stocks detracted from performance, as that sector became attractive to investors amid increasing economic uncertainty. Finally, the Fund's underweight position in the consumer staples sector had a negative effect on returns. In particular, not owning Coca-Cola or Altria Group, two impressive performers, detracted from portfolio results.

What is your outlook?
   In the midst of a variety of investor concerns, from inflation, a possible recession and tighter credit conditions to the housing slump, subprime fallout and geopolitical events, we believe that prospects for corporate earnings growth and relatively stable interest rates will be favorable for the markets in 2008. Valuations are not as supportive as they were in 2007, which gives us caution. However, quality, consistent-growth companies continue to appear attractive in our view.

MML Blue Chip Growth Fund – Portfolio Manager Report (Continued)

MML Blue Chip Growth Fund

Industry Table

(% of Net Assets) on 12/31/07

Telecommunications	9.2%
Diversified Financial	8.3%
Software	7.7%
Pharmaceuticals	7.1%
Internet	6.7%
Manufacturing	6.0%
Retail	5.9%
Oil & Gas Services	5.5%
Computers	4.6%
Health Care — Services	4.2%
Banks	3.9%
Semiconductors	3.9%
Health Care — Products	3.6%
Oil & Gas	2.9%
Aerospace & Defense	2.6%
Media	1.9%
Lodging	1.7%
Engineering & Construction	1.7%
Biotechnology	1.7%
Chemicals	1.7%
Insurance	1.7%
Commercial Services	1.6%
Cosmetics & Personal Care	1.3%
Mining	1.1%
Advertising	0.6%
Beverages	0.5%
Toys, Games & Hobbies	0.4%
Entertainment	0.3%
Foods	0.3%
Transportation	0.3%
Electronics	0.2%
Auto Manufacturers	0.1%
Total Long-Term Investments	99.2%
Short-Term Investments and Other Assets and Liabilities	0.8%
100.0%

MML Blue Chip Growth Fund

Ten Largest Stock Holdings

(% of Net Assets) on 12/31/07

Google, Inc. Cl. A	3.2%
General Electric Co.	3.2%
Microsoft Corp.	2.9%
Schlumberger Ltd.	2.6%
Danaher Corp.	2.4%
Apple, Inc.	2.4%
State Street Corp.	2.2%
Amazon.com, Inc.	2.0%
CVS Caremark Corp.	1.9%
Smith International, Inc.	1.8%

MML Blue Chip Growth Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Blue Chip Growth Fund, the Russell 1000 Growth Index and the S&P 500 Index.

MML Series Investment Fund
Total Returns

	One Year 1/1/07 - 12/31/07	Since Inception Average Annual 5/1/06 - 12/31/07
MML Blue Chip Growth Fund	12.67%	11.23%
Russell 1000 Growth Index	11.81%	10.70%
S&P 500 Index	5.49%	9.12%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Growth Index and the S&P 500 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges. The inclusion of these charges would have reduced the performance shown here.

MML Large Cap Growth Fund – Portfolio Manager Report

What is the investment objective of the MML Large Cap Growth Fund – and who is the Fund's sub-adviser?
   The Fund seeks long-term capital appreciation by normally investing at least 80% of its net assets in the common stocks and securities convertible into common stocks of companies which the Fund's sub-adviser believes offer prospects for long-term growth and which, at the time of purchase, have market capitalizations of at least approximately $10 billion. The Fund's sub-adviser is AllianceBernstein L.P. (AllianceBernstein).

How did the Fund perform during the 12 months ended December 31, 2007?
   The Fund returned 13.57%, outpacing the 11.81% return of the Russell 1000® Growth Index, an unmanaged index consisting of those Russell 1000 securities (representing the 1000 largest U.S. companies based on market capitalization) with greater-than-average growth orientation that tend to exhibit higher price-to-book ratios and forecasted growth values than securities in the value universe. The Fund also outperformed the 5.49% return of the S&P 500® Index, a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies.

  As we originally noted in the Fund's June 30, 2007 semi-annual report, going forward, the Fund's performance will be compared to the Russell 1000 Growth Index rather than the S&P 500 Index because the Russell 1000 Growth Index more closely represents the Fund's investment strategy.

What was the investment background during the period?
   Domestic stocks showed little change during the first quarter of 2007, despite a significant increase in volatility across the board. Although the Dow Jones Industrial AverageSM ("the Dow") notched a new closing high in February, the blue-chip benchmark declined slightly for the three months ended March 31, 2007. The S&P 500 Index finished with a small advance, as did the NASDAQ Composite® Index ("NASDAQ"), a barometer of technology stock performance, which barely managed to post a gain for the period. The U.S. stock market was inconsistent in the second quarter of 2007, with gains in April and May being partially offset by a pullback in June. Nevertheless, most major indexes ended solidly ahead for the time frame. The market moves were driven largely by economic indicators that suggested U.S. Gross Domestic Product ("GDP") growth, which appeared to have bottomed out in the first quarter, would show renewed strength in the second. Initially, the market cheered the news of the economy's resilience, but continued signs of strength prompted fears that the Federal Reserve ("Fed") might resume its tightening instead of starting to cut interest rates as previously expected.

  The third quarter of 2007 saw a rekindling of stock market volatility around the world, particularly in the U.S. Behind the market's uncertainty were spreading defaults in U.S. subprime mortgage loans, which initially affected smaller lenders focused on the subprime market. But concerns subsequently moved into the mainstream, as Countrywide Financial, the nation's largest independent mortgage lender, announced that July foreclosures had spiked – raising fears that a broad tightening of credit standards could trigger a market-wide credit crunch. In August, the Fed cut the discount rate – the interest rate that regional Fed banks charge banks and other financial institutions when they borrow funds on a short-term basis – by 0.50%. After some negative movement in key economic indicators, the Fed lowered the closely watched target federal funds rate by 0.50% to 4.75%, simultaneously cutting the discount rate an additional 0.50% at its September 18 meeting. The federal funds rate is the interest rate that banks and other financial institutions charge each other for borrowing funds overnight. As a result, most broad-based U.S. stock indexes were trading near their all-time highs at the end of the quarter. The Fed's fourth-quarter interest rate reductions (which totaled an additional 0.50% each from both the federal funds and discount rates) failed to help investor confidence in the face of inflationary pressures, lackluster holiday retail sales and news detailing the ongoing impact of subprime exposure on large financial companies. U.S. equities traded lower, as ongoing weakness in the housing market, escalating subprime concerns and crude oil prices that approached $100 per barrel undermined investor confidence.

What factors contributed to the Fund's performance?
   During the first quarter of 2007, the Fund benefited from strong stock selection in the health care sector. On the other hand, stock selection within the consumer discretionary and consumer staples sectors was the largest detractor from performance. Sector allocation slightly hindered the Fund's returns in the first quarter. Specifically, the portfolio's overweight position in the financials sector, which was the worst performer, and a small underweight position in the strong-performing utilities

MML Large Cap Growth Fund – Portfolio Manager Report (Continued)

sector, hampered the Fund's progress. In the second quarter of 2007, weak stock selection in the information technology sector detracted from returns. On the positive side, stock selection within the materials and industrials sectors proved the largest contributor to second-quarter results. The portfolio also received a boost from its underweight allocation to consumer staples, which was one of the worst-performing sectors for the period.

  During the third quarter of 2007, the Fund's performance was driven by strong stock selection across most sectors, but most significantly within the information technology and industrials sectors. Stock selection within the financials sector, in which the portfolio held an overweight position, was the largest detractor. During the fourth quarter of 2007, strong stock selection across many sectors, but particularly information technology and industrials, provided the Fund with strength. Stock selection within the materials sector, in which the Fund held an overweight position, also was additive. From a sector perspective, the portfolio's underweight position in the poorly performing consumer discretionary sector helped limit its negative impact, as this sector was hit by growing worries about a slowdown in consumer spending. During the final quarter of 2007, the largest detractor from performance was stock selection within the energy and consumer discretionary sectors. Underweight positions in the consumer staples and utilities sectors also hindered the Fund's progress.

What is your outlook?
   While we have seen recent indications of growth's leadership, the value that investors are placing on future growth remains at unusually low levels, suggesting there is still considerable room to outperform. We remain aggressively positioned to pursue this opportunity.

MML Large Cap Growth Fund – Portfolio Manager Report (Continued)

MML Large Cap Growth Fund

Industry Table

(% of Net Assets) on 12/31/07

Computers	12.4%
Diversified Financial	10.6%
Pharmaceuticals	10.2%
Oil & Gas Services	6.9%
Internet	6.8%
Telecommunications	5.7%
Semiconductors	5.7%
Manufacturing	4.6%
Chemicals	4.3%
Health Care — Products	3.7%
Biotechnology	3.5%
Retail	3.4%
Health Care — Services	2.9%
Engineering & Construction	2.7%
Cosmetics & Personal Care	2.6%
Beverages	2.5%
Machinery — Diversified	2.5%
Aerospace & Defense	2.0%
Software	1.6%
Oil & Gas	1.6%
Foods	1.3%
Media	0.8%
Electrical Components & Equipment	0.5%
Electronics	0.5%
Lodging	0.4%
Total Long-Term Investments	99.7%
Short-Term Investments and Other Assets and Liabilities	0.3%
100.0%

MML Large Cap Growth Fund

Ten Largest Stock Holdings

(% of Net Assets) on 12/31/07

Google, Inc. Cl. A	6.8%
Apple, Inc.	6.1%
Cisco Systems, Inc.	4.1%
Hewlett-Packard Co.	3.7%
Gilead Sciences, Inc.	3.4%
Schlumberger Ltd.	3.2%
CME Group, Inc.	3.1%
Abbott Laboratories	3.0%
Honeywell International, Inc.	3.0%
Franklin Resources, Inc.	3.0%

MML Large Cap Growth Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Large Cap Growth Fund, the Russell 1000 Growth Index and the S&P 500 Index.

MML Series Investment Fund
Total Returns

	One Year 1/1/07 - 12/31/07	Since Inception Average Annual 5/1/06 - 12/31/07
MML Large Cap Growth Fund	13.57%	7.98%
Russell 1000 Growth Index	11.81%	10.70%
S&P 500 Index	5.49%	9.12%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Growth Index and the S&P 500 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges. The inclusion of these charges would have reduced the performance shown here.

MML Concentrated Growth Fund – Portfolio Manager Report

What is the investment objective of the MML Concentrated Growth Fund – and who is the Fund's sub-adviser?
   The Fund seeks long-term growth of capital by investing primarily in common stocks of companies that the Fund's sub-adviser, Legg Mason Capital Management, Inc. (Legg Mason), believes offer above-average growth potential and trade at a significant discount to the sub-adviser's assessment of their intrinsic value. Any income realized will be incidental to the Fund's objective.

How did the Fund perform during the 12 months ended December 31, 2007?
   The Fund's Class I shares returned 15.04%, outpacing the 11.81% return of the Russell 1000® Growth Index, an unmanaged index consisting of those Russell 1000 securities (representing the 1000 largest U.S. companies based on market capitalization) with greater-than-average growth orientation that tend to exhibit higher price-to-book ratios and forecasted growth values than securities in the value universe. The Fund also outperformed the 5.49% return of the S&P 500® Index, a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies.

  As we originally noted in the Fund's June 30, 2007 semi-annual report, going forward, the Fund's performance will be compared to the Russell 1000 Growth Index rather than the S&P 500 Index because the Russell 1000 Growth Index more closely represents the Fund's investment strategy.

What was the investment background during the period?
   Stocks in the U.S. showed little change during the first quarter of 2007, despite a significant increase in volatility across the board. The Dow Jones Industrial AverageSM ("the Dow"), a benchmark of blue-chip stocks, declined slightly. Conversely, the S&P 500 Index and the NASDAQ Composite® Index ("NASDAQ"), a barometer of technology stocks, each finished with a small advance. Most U.S. stock indexes advanced in the second quarter of 2007, as stocks rode a wave of optimism over corporate earnings and overcame short periods of increased volatility associated with investor concerns about soft retail sales, rising interest rates, inflation, the housing market and subprime mortgages.

  Most categories of domestic stocks finished the third quarter of 2007 higher, despite significant market volatility caused by the escalating subprime mortgage crisis. In August, the Federal Reserve ("Fed") cut the discount rate – the interest rate that regional Fed banks charge banks and other financial institutions when they borrow funds on a short-term basis – by 0.50%. After some negative movement in key economic indicators, the Fed lowered the closely watched target federal funds rate by 0.50% to 4.75%, simultaneously cutting the discount rate an additional 0.50% at its September 18 meeting. The federal funds rate is the interest rate that banks and other financial institutions charge each other for borrowing funds overnight. The Fed's fourth-quarter interest rate reductions (which totaled an additional 0.50% each from both the federal funds and discount rates) failed to help investor confidence in the face of inflationary pressures, lackluster holiday retail sales and news detailing the ongoing impact of subprime exposure on large financial companies. U.S. equities traded lower, as ongoing weakness in the housing market, escalating subprime concerns and crude oil prices that approached $100 per barrel undermined investor confidence.

What factors contributed to the Fund's performance?
   From a sector allocation perspective, performance during the first quarter of 2007 was hurt most by the Fund's absence from other-energy (energy related businesses other than those included in the integrated oil sector) and materials/processing, which were the two best-performing sectors in the market. The portfolio's significant overweight position in financial services also hampered results, as investors worried that subprime mortgage lending weakness might morph into a contagion affecting the broader credit spectrum. On the upside, the Fund's overweight position in the strong consumer discretionary sector and underweight position in weak technology stocks bolstered returns. In the second quarter of 2007, the Fund's sector allocations once again played a major role in its performance. For example, the portfolio's high weighting in the weak-performing consumer discretionary sector detracted from results – although strong stock selection in that same sector was a primary factor in the portfolio's outperformance during the period. Conversely, the Fund's absence from the strong-performing other-energy sector and an underweight position in technology hurt relative results.

MML Concentrated Growth Fund – Portfolio Manager Report (Continued)

  During the third quarter of 2007, from a sector allocation perspective, the portfolio's high weighting in the weak-performing consumer discretionary sector detracted from results. What is noteworthy about this is the fact that strong stock selection in consumer discretionary, combined with the portfolio's overweight position in that group, was the primary reason for the portfolio's overall outperformance during the third quarter. An overweight position in the weak financial services sector also hurt relative results. Once again, in the fourth quarter of 2007, the portfolio's large weighting in the weak consumer discretionary sector hampered the Fund's progress. Performance was also pressured by the Fund's underweight positions in consumer staples and other energy, which both performed well. On the upside, the portfolio's overweight position in materials and processing, the top-performing sector for the period, helped to offset negative effects elsewhere.

What is your outlook?
   While we continue to monitor issues in the credit and housing markets and the economy overall, we believe the stock market looks very attractive from a valuation standpoint, as well as compared to the bond market. Even allowing for the possibility that consensus earnings estimates may be overly optimistic, we still see the potential for stocks to outperform their fixed-income counterparts in 2008.

MML Concentrated Growth Fund – Portfolio Manager Report (Continued)

MML Concentrated Growth Fund

Industry Table

(% of Net Assets) on 12/31/07

Internet	24.3%
Telecommunications	16.1%
Engineering & Construction	11.7%
Software	6.3%
Diversified Financial	6.3%
Media	4.0%
Semiconductors	3.7%
Manufacturing	3.7%
Electrical Components & Equipment	3.5%
Commercial Services	3.2%
Foods	3.1%
Insurance	2.4%
Transportation	2.3%
Machinery — Construction & Mining	2.2%
Water	2.0%
Electronics	2.0%
Total Long-Term Investments	96.8%
Short-Term Investments and Other Assets and Liabilities	3.2%
100.0%

MML Concentrated Growth Fund

Ten Largest Stock Holdings

(% of Net Assets) on 12/31/07

Yahoo!, Inc.	8.0%
Nokia Oyj Sponsored ADR (Finland)	7.2%
Qualcomm, Inc.	6.7%
Amazon.com, Inc.	6.2%
eBay, Inc.	5.1%
Electronic Arts, Inc.	4.1%
Fluor Corp.	4.1%
XM Satellite Radio Holdings, Inc. Cl. A	4.0%
The Shaw Group, Inc.	3.9%
Texas Instruments, Inc.	3.7%

MML Concentrated Growth Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Concentrated Growth Fund Class I, Class II, the Russell 1000 Growth Index and the S&P 500 Index.

MML Series Investment Fund
Total Returns

	One Year 1/1/07 - 12/31/07	Since Inception Average Annual 5/1/06 -12/31/07
MML Concentrated Growth Fund Class I	15.04%	10.16%
MML Concentrated Growth Fund Class II	15.20%	10.30%
Russell 1000 Growth Index	11.81%	10.70%
S&P 500 Index	5.49%	9.12%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Growth Index and the S&P 500 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges. The inclusion of these charges would have reduced the performance shown here.

MML Mid Cap Value Fund – Portfolio Manager Report

What is the investment objective of the MML Mid Cap Value Fund – and who is the Fund's sub-adviser?
   The Fund seeks long-term capital growth. Income is a secondary objective. The Fund's sub-adviser is American Century Investment Management, Inc. (American Century).

How did the Fund perform during the 12 months ended December 31, 2007?
   The Fund returned -2.32%, trailing the -1.42% return of Russell Midcap® Value Index, an unmanaged index that measures the performance of those companies in the Russell Midcap Index with lower price-to-book ratios and lower forecasted growth values. The Fund also underperformed the 5.60% return of the Russell Midcap Index, an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000® Index, a capitalization-weighted index of the 1,000 U.S. companies with the largest market capitalization.

  As we originally noted in the Fund's June 30, 2007 semi-annual report, going forward, the Fund's performance will be compared to the Russell Midcap Value Index rather than the Russell Midcap Index because the Russell Midcap Value Index more closely represents the Fund's investment strategy.

What was the investment background during the period?
   Stocks in the U.S. showed little change during the first quarter of 2007, despite a significant increase in volatility. The Dow Jones Industrial AverageSM ("the Dow"), a benchmark of blue-chip stocks, declined slightly. Conversely, the S&P 500® Index, a measure of U.S. large-cap stock performance, and the NASDAQ Composite® Index ("NASDAQ"), a barometer of technology stock performance, each finished with a small advance. The depreciating U.S. dollar continued to support the returns of foreign stocks – helping drive the strong performance of the Morgan Stanley Capital International Europe, Australasia, Far East ("MSCI® EAFE®") Index. Most U.S. stock indexes advanced in the second quarter of 2007, as stocks rode a wave of optimism over corporate earnings and overcame short periods of increased volatility associated with investor concerns about soft retail sales, rising interest rates, inflation, the housing market and subprime mortgages.

  Most categories of domestic stocks finished the third quarter of 2007 higher, despite significant market volatility caused by the escalating subprime mortgage crisis. In August, the Federal Reserve ("Fed") cut the discount rate – the interest rate that regional Fed banks charge banks and other financial institutions when they borrow funds on a short-term basis – by 0.50%. After some negative movement in key economic indicators, the Fed lowered the closely watched target federal funds rate by 0.50% to 4.75%, simultaneously cutting the discount rate an additional 0.50% at its September 18 meeting. The federal funds rate is the interest rate that banks and other financial institutions charge each other for borrowing funds overnight. As a result, most broad-based U.S. stock indexes were trading near their all-time highs at the end of the quarter, and the MSCI EAFE Index advanced slightly. The fourth quarter began on a positive note, with investors still savoring the third-quarter Fed-engineered interest rate cuts. The Fed's fourth-quarter interest rate reductions (which totaled an additional 0.50% each from both the federal funds and discount rates) failed to help investor confidence in the face of inflationary pressures, lackluster holiday retail sales and news detailing the ongoing impact of subprime exposure on large financial companies. U.S. equities traded lower, as ongoing weakness in the housing market, escalating subprime concerns and crude oil prices that approached $100 per barrel undermined investor confidence. Foreign stocks were not immune during this difficult period: The MSCI EAFE Index fell 1.75% for the fourth quarter.

What factors contributed to the Fund's performance?
   During the first quarter of 2007, effective stock selection in the consumer discretionary sector provided some of the best relative returns for the Fund compared to the Russell Midcap Value Index. The information technology sector was another source of relative strength for the Fund. On the downside, the portfolio's underweight position in the utilities sector was a significant drag on performance. In addition, the financials sector detracted from results on both an absolute and a relative basis. Turning to the second quarter of 2007, the Fund's returns benefited from positive contributions on an absolute basis from all but one sector. Favorable stock selection and an underweight position in the struggling financials sector contributed to performance, while the Fund's positions in consumer

MML Mid Cap Value Fund – Portfolio Manager Report (Continued)

staples and telecommunications also boosted results. Meanwhile, portfolio holdings in the materials sector detracted.

  Stock selection in the consumer staples and utilities sectors added positively to both absolute and relative performance in the third quarter of 2007. Conversely, the portfolio's allocation to the financials sector detracted on both an absolute and relative basis, as a significant overweight position in thrifts proved detrimental to the Fund's results. In addition, the portfolio's mix of insurance stocks was also a drag on results. Turning to the fourth quarter of 2007, the Fund's information technology holdings contributed the most to relative performance. An overweight position in consumer staples also benefited the Fund because, during difficult economic times, consumer staples stocks are regarded as sound, defensive investments. The portfolio's allocation to makers of food and household products was particularly advantageous. On the downside, despite the Fund's underweight position in the financials sector, portfolio holdings in that sector were a drag on results. Finally, the Fund's underweight position in energy – the Russell Midcap Value Index's best performing sector – hurt relative results as 2007 came to a close. Because of valuations, the portfolio did not own certain energy companies, such as Hess and Noble Energy, both of which boosted the Russell Midcap Value Index's performance.

What is your outlook?
   The Fund's objective is to help investors achieve long-term capital growth by investing in medium-sized companies. Regardless of market conditions, the portfolio's management team remains committed to its discipline of seeking mid-cap companies whose shares appear to be undervalued for reasons unrelated to the firms' fundamental or financial health.

MML Mid Cap Value Fund – Portfolio Manager Report (Continued)

MML Mid Cap Value Fund

Industry Table

(% of Net Assets) on 12/31/07

Foods	9.6%
Electric	8.9%
Banks	7.1%
Insurance	6.6%
Entertainment	5.0%
Gas	4.2%
Household Products	4.1%
Health Care — Products	3.8%
Investment Companies	3.2%
Diversified Financial	3.1%
Packaging & Containers	3.0%
Electrical Components & Equipment	2.7%
Semiconductors	2.6%
Retail	2.4%
Health Care — Services	2.3%
Environmental Controls	1.9%
Electronics	1.7%
Airlines	1.6%
Toys, Games & Hobbies	1.5%
Machinery — Diversified	1.4%
Pharmaceuticals	1.3%
Office Equipment/Supplies	1.3%
Beverages	1.3%
Office Furnishings	1.2%
Computers	1.1%
Oil & Gas	1.0%
Chemicals	0.9%
Forest Products & Paper	0.8%
Real Estate Investment Trusts (REITS)	0.8%
Auto Manufacturers	0.8%
Housewares	0.8%
Pipelines	0.8%
Automotive & Parts	0.8%
Building Materials	0.8%
Home Builders	0.8%
Home Furnishing	0.7%
Savings & Loans	0.7%
Manufacturing	0.6%
Transportation	0.6%
Distribution & Wholesale	0.6%
Cosmetics & Personal Care	0.6%
Telecommunications	0.3%
Software	0.3%
Total Long-Term Investments	95.6%
Short-Term Investments and Other Assets and Liabilities	4.4%
100.0%

MML Mid Cap Value Fund

Ten Largest Stock Holdings

(% of Net Assets) on 12/31/07

iShares S&P MidCap 400 Index Fund	3.2%
Bemis Co., Inc.	3.1%
Puget Energy, Inc.	2.9%
Kimberly-Clark Corp.	2.8%
Portland General Electric Co.	2.8%
International Speedway Corp. Cl. A	2.7%
Southwest Gas Corp.	2.6%
ConAgra Foods, Inc.	2.4%
Speedway Motorsports, Inc.	2.2%
SunTrust Banks, Inc.	2.2%

MML Mid Cap Value Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Mid Cap Value Fund, the Russell Midcap Value Index and the Russell Midcap Index.

MML Series Investment Fund
Total Returns

	One Year 1/1/07 - 12/31/07	Since Inception Average Annual 5/1/06 - 12/31/07
MML Mid Cap Value Fund	(2.32)%	5.09%
Russell Midcap Value Index	(1.42)%	5.34%
Russell Midcap Index	5.60%	7.22%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com

Investors should note that the Fund is a professionally managed mutual fund, while the Russell Midcap Value Index and the Russell Midcap Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges. The inclusion of these charges would have reduced the performance shown here.

MML Mid Cap Growth Fund – Portfolio Manager Report

What is the investment objective of the MML Mid Cap Growth Fund – and who is the Fund's sub-adviser?
   The Fund seeks long-term capital appreciation by investing, under normal conditions, at least 80% of its net assets in a broadly diversified portfolio of common stocks of mid-cap companies whose earnings the Fund's sub-adviser, T. Rowe Price Associates, Inc. (T. Rowe Price), expects to grow at a faster rate than the average company.

How did the Fund perform during the 12 months ended December 31, 2007?
   The Fund returned 16.89%, exceeding the 11.43% return of the Russell Midcap® Growth Index, a widely recognized, unmanaged index which measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Fund's 16.89% return also outperformed the 7.96% return of the S&P MidCap 400® Index, a widely recognized, unmanaged index representative of common stocks of mid-capitalized U.S. companies.

As we originally noted in the Fund's June 30, 2007 semi-annual report, going forward, the Fund's performance will be compared to the Russell Midcap Growth Index rather than the S&P MidCap 400 Index because the Russell Midcap Growth Index more closely represents the Fund's investment strategy. The Fund will retain the S&P MidCap 400 Index as its supplemental benchmark for performance comparisons.

What was the investment background during the period?
   Domestic stocks showed little change during the first quarter of 2007, despite a significant increase in volatility. Although the Dow Jones Industrial AverageSM ("the Dow") notched a new closing high in February, the blue-chip benchmark declined slightly for the three months ended March 31, 2007. The S&P 500 Index finished with a small advance, as did the NASDAQ Composite® Index ("NASDAQ"), a barometer of technology stock performance. A depreciating U.S. dollar supported the returns of foreign stocks, helping the Morgan Stanley Capital International Europe, Australasia, Far East ("MSCI® EAFE®") Index outperform its U.S. counterparts for the quarter. Most U.S. stock indexes advanced in the second quarter of 2007, as stocks rode a wave of optimism over corporate earnings and overcame short periods of increased volatility associated with investor concerns about soft retail sales, rising interest rates, inflation, the housing market and subprime mortgages.

Most categories of domestic stocks finished the third quarter of 2007 higher, despite significant market volatility caused by the escalating subprime mortgage crisis. In August, the Federal Reserve ("Fed") cut the discount rate – the interest rate that regional Fed banks charge banks and other financial institutions when they borrow funds on a short-term basis – by 0.50%. After some negative movement in key economic indicators, the Fed lowered the closely watched target federal funds rate by 0.50% to 4.75%, simultaneously cutting the discount rate an additional 0.50% at its September 18 meeting. The federal funds rate is the interest rate that banks and other financial institutions charge each other for borrowing funds overnight. As a result, most broad-based U.S. stock indexes were trading near their all-time highs at the end of the quarter, and the MSCI EAFE Index advanced slightly. The Fed's fourth-quarter interest rate reductions (which totaled an additional 0.50% each from both the federal funds and discount rates) failed to help investor confidence in the face of inflationary pressures, lackluster holiday retail sales and news detailing the ramifications of subprime exposure on large financial companies. U.S. equities traded lower, as ongoing weakness in the housing market, escalating subprime concerns and crude oil prices that approached $100 per barrel undermined investor confidence. Foreign stocks were not immune during this difficult period: The MSCI EAFE Index fell 1.75% for the fourth quarter.

What factors contributed to the Fund's performance?
   The financials sector was the greatest contributor to the Fund's performance during the 12-month period ended December 31, 2007, on the strength of stock selection and a significant underweight position. Stock selection in the insurance industry and an overweight in capital markets also contributed. Additionally, the portfolio had no exposure to the thrifts and mortgage finance industry, minimizing the impact of the housing crisis on the Fund's returns. The information technology sector was the next greatest contributor to performance. Strong stock selection led the way, although this was partially offset by a detrimental overweight. Stock selection in the consumer discretionary sector contributed to the Fund's returns, but the portfolio's overweight position in this weak-performing

MML Mid Cap Growth Fund – Portfolio Manager Report (Continued)

sector slightly offset those results. Portfolio holdings in Amazon.com, Chipotle Mexican Grill, and Discovery Holdings proved to be especially productive.

The primary drag on performance in 2007 was weak stock selection in the industrials and business services sectors. The portfolio's underweight position in materials, the second-highest performing sector, also hampered performance, although this was slightly offset by stock selection.

What is your outlook?
   Mid-cap growth stocks have enjoyed excellent performance over the last few years, driven by merger/acquisition and leveraged buyout activity. Recently, however, weak performance in this market segment has proven that trend to be unsustainable.

We believe that the Fund's steady strategy and long-term focus can help to provide much better capital preservation during challenging market environments than the more aggressive investment strategies that have gained popularity in recent years.

MML Mid Cap Growth Fund – Portfolio Manager Report (Continued)

MML Mid Cap Growth Fund

Industry Table

(% of Net Assets) on 12/31/07

Telecommunications	7.0%
Retail	7.0%
Commercial Services	6.3%
Semiconductors	5.3%
Pharmaceuticals	5.3%
Software	5.1%
Internet	5.0%
Oil & Gas Services	4.6%
Oil & Gas	4.0%
Health Care — Products	3.4%
Electronics	3.4%
Computers	3.3%
Biotechnology	3.0%
Manufacturing	2.9%
Media	2.5%
Diversified Financial	2.4%
Insurance	2.4%
Aerospace & Defense	2.3%
Coal	2.1%
Health Care — Services	2.0%
Advertising	1.9%
Entertainment	1.7%
Lodging	1.4%
Electrical Components & Equipment	1.4%
Mining	1.0%
Energy — Alternate Sources	1.0%
Home Furnishing	1.0%
Automotive & Parts	0.9%
Foods	0.8%
Machinery — Diversified	0.8%
Airlines	0.7%
Transportation	0.6%
Auto Manufacturers	0.6%
Banks	0.4%
Engineering & Construction	0.4%
Building Materials	0.3%
Distribution & Wholesale	0.2%
Beverages	0.2%
Electric	0.2%
Environmental Controls	0.2%
Leisure Time	0.2%
Metal Fabricate & Hardware	0.1%
Pipelines	0.1%
Iron & Steel	0.1%
Home Builders	0.1%
Machinery — Construction & Mining	0.1%
Chemicals	0.1%
Cosmetics & Personal Care	0.1%
Household Products	0.1%
Toys, Games & Hobbies	0.1%
Banking, Savings & Loans	0.0%
Textiles	0.0%
Office Furnishings	0.0%
Total Long-Term Investments	96.1%
Short-Term Investments and Other Assets and Liabilities	3.9%
100.0%

MML Mid Cap Growth Fund

Ten Largest Stock Holdings

(% of Net Assets) on 12/31/07

Smith International, Inc.	1.7%
Roper Industries, Inc.	1.6%
CONSOL Energy, Inc.	1.5%
Amazon.com, Inc.	1.5%
VeriSign, Inc.	1.4%
Rockwell Collins, Inc.	1.4%
Juniper Networks, Inc.	1.4%
Ametek, Inc.	1.3%
EOG Resources, Inc.	1.3%
DST Systems, Inc.	1.2%

MML Mid Cap Growth Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Mid Cap Growth Fund, the Russell Midcap Growth Index and the S&P MidCap 400 Index.

MML Series Investment Fund
Total Returns

	One Year 1/1/07 - 12/31/07	Since Inception Average Annual 5/1/06 - 12/31/07
MML Mid Cap Growth Fund	16.89%	10.12%
Russell Midcap Growth Index	11.43%	8.23%
S&P MidCap 400 Index	7.96%	5.38%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com

Investors should note that the Fund is a professionally managed mutual fund, while the Russell Midcap Growth Index and the S&P MidCap 400 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges.

MML Small Cap Value Fund – Portfolio Manager Report

What is the investment objective of the MML Small Cap Value Fund – and who is the Fund's sub-adviser?
   The Fund seeks long-term total return by investing, under normal circumstances, at least 80% of its net assets in a broadly diversified portfolio of equity investments in small-cap U.S. issuers, including foreign issuers that are traded in the United States. The Fund's sub-advisers are Goldman Sachs Asset Management, L.P. (GSAM) and AllianceBernstein L.P. (AllianceBernstein). Each sub-adviser is responsible for a portion of the portfolio, but not necessarily equal weighted.

How did the Fund perform during the 12 months ended December 31, 2007?
   The Fund returned -18.31%, underperforming the -9.78% return of the Russell 2000® Value Index, a widely recognized, unmanaged index that measures the performance of those Russell 2000 Index Companies with lower price-to-book ratios and lower forecasted growth rates.

What was the investment background during the period?
   Stocks in the U.S. showed little change during the first quarter of 2007, despite a significant increase in volatility. The Dow Jones Industrial AverageSM ("the Dow"), a benchmark of blue-chip stocks, declined slightly. Conversely, the S&P 500® Index, a measure of U.S. large-cap stock performance, and the NASDAQ Composite® Index ("NASDAQ"), a barometer of technology stock performance, each finished with a small advance. The depreciating U.S. dollar continued to support the returns of foreign stocks – helping drive the strong performance of the Morgan Stanley Capital International Europe, Australasia, Far East ("MSCI® EAFE®") Index. Most U.S. stock indexes advanced in the second quarter of 2007, as stocks rode a wave of optimism over corporate earnings and overcame short periods of increased volatility associated with investor concerns about soft retail sales, rising interest rates, inflation, the housing market and subprime mortgages.

  Most categories of domestic stocks finished the third quarter of 2007 higher, despite significant market volatility caused by the escalating subprime mortgage crisis. In August, the Federal Reserve ("Fed") cut the discount rate – the interest rate that regional Fed banks charge banks and other financial institutions when they borrow funds on a short-term basis – by 0.50%. After some negative movement in key economic indicators, the Fed lowered the closely watched target federal funds rate by 0.50% to 4.75%, simultaneously cutting the discount rate an additional 0.50% at its September 18 meeting. The federal funds rate is the interest rate that banks and other financial institutions charge each other for borrowing funds overnight. As a result, most broad-based U.S. stock indexes were trading near their all-time highs at the end of the quarter, and the MSCI EAFE Index advanced slightly. The fourth quarter began on a positive note, with investors still savoring the third-quarter Fed-engineered interest rate cuts. The Fed's fourth-quarter interest rate reductions (which totaled an additional 0.50% each from both the federal funds and discount rates) failed to help investor confidence in the face of inflationary pressures, lackluster holiday retail sales and news detailing the ongoing impact of subprime exposure on large financial companies. U.S. equities traded lower, as ongoing weakness in the housing market, escalating subprime concerns and crude oil prices that approached $100 per barrel undermined investor confidence. Foreign stocks were not immune during this difficult period: The MSCI EAFE Index fell 1.75% for the fourth quarter.

What factors contributed to the Fund's performance?
   In the first quarter of 2007, from a sector perspective, the Fund's stock selection within the information technology, consumer discretionary and health care sectors detracted from its performance. On the other hand, the Fund's best results came from its industrials and consumer staples holdings. With respect to investment themes, the Fund's underperformance relative to the Russell 2000 Value Index was largely the result of a drawdown in the momentum factor in the first few weeks of February – the period leading up to the market decline at the end of that month. Turning to the second quarter of 2007, overall stock selection was less than favorable. The Fund's holdings in the information technology, financials and industrials sectors were the least successful relative to their peers in the Russell 2000 Value Index. On the upside, stock picks in the materials and energy sectors contributed the most to the Fund's relative performance. Returns for the investment themes were mixed for this period. Momentum and profitability were the biggest detractors from relative returns. On the upside, the valuation and analyst sentiment themes contributed the most to relative performance.

MML Small Cap Value Fund – Portfolio Manager Report (Continued)

  In the third quarter of 2007, returns attributable to the Fund's investment themes were mixed, but negative overall. Management impact and earnings quality were the biggest detractors from relative returns for the quarter. On the upside, momentum, valuation and profitability contributed the most to relative performance. Among sectors, stock selection hampered the Fund's performance in the third quarter, as its holdings in the financials, energy and industrials sectors were the least successful in terms of relative performance. On the upside, stock picks in the materials, utilities and consumer discretionary sectors contributed positively to performance against the Russell 2000 Value Index. In the final three months of 2007, returns of the Fund's investment themes were once again negative. Profitability was the biggest detractor from relative returns, followed by management impact and valuation. On the upside, momentum, earnings quality and analyst sentiment contributed positively to relative performance. From a sector perspective, stock selection hindered the Fund's progress as 2007 wound down. Its holdings in the financials, health care and information technology sectors were the least successful relative to their peers in the Russell 2000 Value Index. On the upside, Fund management's stock picks in the materials sector contributed the most to relative performance.

What is your outlook?
   Looking ahead, we believe that cheaper stocks have the potential to outpace more expensive ones and good momentum stocks should do better than poor momentum stocks. We also prefer companies identified by fundamental research analysts as becoming more positive – as well as firms that are profitable, have sustainable earnings and use their capital to enhance shareholder value. As such, we expect to remain fully invested in the near term.

MML Small Cap Value Fund – Portfolio Manager Report (Continued)

MML Small Cap Value Fund

Industry Table

(% of Net Assets) on 12/31/07

Banks	8.8%
Real Estate Investment Trusts (REITS)	7.0%
Insurance	6.6%
Chemicals	5.0%
Commercial Services	4.6%
Foods	4.4%
Telecommunications	4.0%
Retail	3.4%
Oil & Gas	2.9%
Electric	2.9%
Internet	2.8%
Savings & Loans	2.7%
Transportation	2.7%
Electronics	2.7%
Computers	2.2%
Health Care — Services	2.2%
Metal Fabricate & Hardware	1.9%
Automotive & Parts	1.6%
Electrical Components & Equipment	1.5%
Software	1.5%
Manufacturing	1.4%
Forest Products & Paper	1.3%
Semiconductors	1.3%
Machinery — Diversified	1.2%
Gas	1.2%
Oil & Gas Services	1.1%
Agriculture	1.1%
Investment Companies	1.0%
Office Equipment/Supplies	0.9%
Health Care — Products	0.9%
Hand & Machine Tools	0.8%
Biotechnology	0.8%
Engineering & Construction	0.7%
Apparel	0.7%
Leisure Time	0.7%
Iron & Steel	0.7%
Diversified Financial	0.7%
Airlines	0.6%
Pharmaceuticals	0.6%
Household Products	0.5%
Media	0.5%
Beverages	0.4%
Trucking & Leasing	0.4%
Machinery — Construction & Mining	0.3%
Distribution & Wholesale	0.3%
Packaging & Containers	0.3%
Home Furnishing	0.2%
Home Builders	0.2%
Cosmetics & Personal Care	0.2%
Aerospace & Defense	0.1%
Pipelines	0.1%
Environmental Controls	0.1%
Entertainment	0.1%
Consumer Services	0.0%
Real Estate	0.0%
Advertising	0.0%
Auto Manufacturers	0.0%
Building Materials	0.0%
Mining	0.0%
Energy — Alternate Sources	0.0%
Total Long-Term Investments	92.8%
Short-Term Investments and Other Assets and Liabilities	7.2%
100.0%

MML Small Cap Value Fund

Ten Largest Stock Holdings

(% of Net Assets) on 12/31/07

Aspen Insurance Holdings Ltd.	2.0%
CF Industries Holdings, Inc.	1.6%
Provident Financial Services, Inc.	1.5%
First Community Bancorp	1.3%
Platinum Underwriters Holdings Ltd.	1.2%
Performance Food Group Co.	1.1%
Stone Energy Corp.	1.0%
Max Capital Group Ltd.	1.0%
Universal Corp.	1.0%
Fresh Del Monte Produce, Inc.	1.0%

MML Small Cap Value Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Small Cap Value Fund and the Russell 2000 Value Index.

MML Series Investment Fund
Total Returns

	One Year 1/1/07 - 12/31/07	Since Inception Average Annual 5/1/06 - 12/31/07
MML Small Cap Value Fund	(18.31)%	(8.67)%
Russell 2000 Value Index	(9.78)%	(1.27)%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Value Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges. The inclusion of these charges would have reduced the performance shown here.

MML Small Cap Index Fund – Portfolio Manager Report

What is the investment objective of the MML Small Cap Index Fund – and who is the Fund's sub-adviser?
   The Fund seeks to provide investment results approximating (before fees and expenses) the aggregate price and dividend performance of the securities in the Standard & Poor's SmallCap 600® Index (S&P SmallCap 600 Index). The Fund's sub-adviser is Northern Trust Investments, N.A. (Northern).

How did the Fund perform during the 12 months ended December 31, 2007?
   The Fund returned -0.57%, trailing the -0.30% return of the S&P SmallCap 600 Index, a widely recognized, capitalization-weighted unmanaged index of common stocks chosen by Standard & Poor's for industry group representation, market size, liquidity, adequate float size and other trading requirements. The Index tracks the performance of the small-cap portion of the U.S. equity market. As of February 28, 2007, the approximate market capitalization range of companies included in the S&P SmallCap 600 Index was between $61 million and $3.7 billion.

What was the investment background during the period?
   Overcoming a dip in the market in February, U.S. equity markets posted positive numbers for the first half of 2007, despite negative pressures surrounding subprime loan defaults, rising interest rates and geopolitical conflicts in the Middle East and Asia. The S&P 500® Index closed at an all-time high in May. Ongoing merger and acquisition activity, takeover announcements and strong earnings reports also contributed to the markets' performance in the first quarter of 2007. On January 18, 2007, crude oil prices dropped to $51 a barrel on higher-than-expected supply news. This retreat was short-lived, as oil closed higher at the end of the second quarter, at around $70 per barrel. The Federal Reserve ("Fed") kept the federal funds rate unchanged at 5.25% during the second quarter of 2007.

Most categories of domestic stocks finished the third quarter of 2007 higher, despite significant market volatility caused by the escalating subprime mortgage crisis. In August, the Fed cut the discount rate – the interest rate that regional Fed banks charge banks and other financial institutions when they borrow funds on a short-term basis – by 0.50%. After some negative movement in key economic indicators, the Fed lowered the closely watched target federal funds rate by 0.50% to 4.75%, simultaneously cutting the discount rate an additional 0.50% at its September 18 meeting. The federal funds rate is the interest rate that banks and other financial institutions charge each other for borrowing funds overnight. As a result, most broad-based U.S. stock indexes were trading near their all-time highs at the end of the quarter. The fourth quarter began on a positive note, with investors still savoring the third-quarter Fed-engineered interest rate cuts. The Fed's fourth-quarter interest rate reductions (which totaled an additional 0.50% each from both the federal funds and discount rates) failed to bolster investor confidence in the face of inflationary pressures, lackluster holiday retail sales and news detailing the ongoing impact of subprime exposure on large financial companies. U.S. equities traded lower, as ongoing weakness in the housing market, escalating subprime concerns and crude oil prices that approached $100 per barrel undermined investor confidence. In this environment, the performance of small-cap stocks lagged that of their mid-cap and large-cap counterparts.

What factors contributed to the Fund's performance?
   In the first quarter of 2007, all but three of the Fund's sectors posted positive performance. The strongest-performing sectors were materials, health care and energy. The portfolio's largest sector position, industrials, advanced during this time frame. The worst-performing sector, financials, posted a negative return for the period. Turning to the second quarter of 2007, all but two sectors posted positive performance. The strongest-performing sectors were industrials, energy and information technology. Industrials was also the largest sector position, followed by information technology. The two worst-performing sectors for the second quarter were financials and utilities.

"Standard & Poor's®", "S&P®", "Standard & Poor's SmallCap 600" and "S&P SmallCap 600" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

MML Small Cap Index Fund – Portfolio Manager Report (Continued)

In the third quarter of 2007, four out of the 10 sectors the Fund invests in posted positive performance. The best-performing sectors were health care and information technology. The worst-performing sectors, on the other hand, were consumer discretionary, financials and industrials. For the fourth quarter, three out of the 10 sectors posted positive performance. The best performing sectors were energy and health care. The worst performing sectors included consumer discretionary, financials and industrials, with consumer discretionary and financials providing the greatest drag on overall portfolio performance.

For full-year 2007, the energy sector was the leading contributor to the Fund's overall performance – followed by health care. On the downside, the financials and consumer discretionary sectors were the major detractors for the year, with both being affected by the subprime fallout and housing slowdown.

What is your outlook?
   As we enter 2008, investors face a wide array of challenges. These include the price of oil, the subprime crisis, Fed policy and inflation, to name just a few. Despite these uncertainties, we believe that the Fund continues to be positioned to pursue returns that are consistent with those of the S&P SmallCap 600 Index.

MML Small Cap Index Fund – Portfolio Manager Report (Continued)

MML Small Cap Index Fund

Industry Table

(% of Net Assets) on 12/31/07

Retail	6.6%
Electronics	6.1%
Banks	5.9%
Health Care — Products	5.0%
Real Estate Investment Trusts (REITS)	4.5%
Commercial Services	4.4%
Software	4.1%
Oil & Gas Services	3.9%
Health Care — Services	3.4%
Semiconductors	3.3%
Oil & Gas	3.2%
Gas	3.1%
Insurance	3.0%
Computers	2.6%
Manufacturing	2.4%
Aerospace & Defense	2.2%
Foods	2.1%
Transportation	2.1%
Telecommunications	2.0%
Apparel	1.9%
Internet	1.8%
Machinery — Diversified	1.7%
Pharmaceuticals	1.6%
Building Materials	1.5%
Electric	1.5%
Chemicals	1.3%
Diversified Financial	1.3%
Engineering & Construction	1.3%
Metal Fabricate & Hardware	1.3%
Biotechnology	1.2%
Forest Products & Paper	0.9%
Mining	0.9%
Electrical Components & Equipment	0.8%
Coal	0.7%
Household Products	0.7%
Leisure Time	0.7%
Savings & Loans	0.7%
Environmental Controls	0.6%
Hand & Machine Tools	0.6%
Home Builders	0.6%
Distribution & Wholesale	0.5%
Housewares	0.5%
Airlines	0.4%
Home Furnishing	0.4%
Cosmetics & Personal Care	0.3%
Entertainment	0.3%
Medical Supplies	0.3%
Textiles	0.3%
Advertising	0.2%
Agriculture	0.2%
Computers & Information	0.2%
Consumer Products	0.2%
Machinery & Components	0.2%
Office Furnishings	0.2%
Real Estate	0.2%
Toys, Games & Hobbies	0.2%
Auto Manufacturers	0.1%
Automotive & Parts	0.1%
Beverages	0.1%
Energy — Alternate Sources	0.1%
Lodging	0.1%
Machinery — Construction & Mining	0.1%
Media	0.1%
Storage & Warehousing	0.1%
Telephone Utilities	0.1%
Water	0.1%
Investment Companies	0.0%
Iron & Steel	0.0%
Packaging & Containers	0.0%
Total Long-Term Investments	99.1%
Short-Term Investments and Other Assets and Liabilities	0.9%
100.0%

MML Small Cap Index Fund

Ten Largest Stock Holdings

(% of Net Assets) on 12/31/07

The Shaw Group, Inc.	0.9%
Respironics, Inc.	0.9%
FLIR Systems, Inc.	0.8%
Cabot Oil & Gas Corp.	0.7%
Helix Energy Solutions Group, Inc.	0.7%
Trimble Navigation Ltd.	0.7%
IDEXX Laboratories, Inc.	0.7%
Oceaneering International, Inc.	0.7%
Southern Union Co.	0.7%
Pediatrix Medical Group, Inc.	0.6%

MML Small Cap Index Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Small Cap Index Fund and the S&P SmallCap 600 Index.

MML Series Investment Fund
Total Returns

	One Year 1/1/07 - 12/31/07	Since Inception Average Annual 5/1/06 - 12/31/07
MML Small Cap Index Fund	(0.57)%	0.50%
S&P SmallCap 600 Index	(0.30)%	1.03%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com

Investors should note that the Fund is a professionally managed mutual fund, while the S&P SmallCap 600 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges. The inclusion of these charges would have reduced the performance shown here.

MML Global Fund – Portfolio Manager Report

What is the investment objective of the MML Global Fund – and who is the Fund's sub-adviser?
   The Fund seeks long-term capital appreciation by mainly investing in the securities of U.S. and foreign companies, including companies in developed and emerging industrialized markets. The Fund's sub-adviser is Neuberger Berman Management, Inc. (Neuberger Berman).

How did the Fund perform during the 12 months ended December 31, 2007?
   The Fund's Class I shares returned 3.57%, lagging the 9.04% return of the Morgan Stanley Capital International, Inc. ("MSCI®") World Index, an unmanaged index of issuers listed on the stock exchanges of 20 foreign countries and the U.S.

What was the investment background during the period?
   Despite a tumultuous environment in the first quarter of 2007, most broad U.S. stock market indexes managed to turn in modest gains. International stocks continued to outpace U.S. markets in the first quarter. During this time frame, the markets in Singapore, Australia and Finland led the way – while Ireland, Hong Kong and New Zealand were among the laggards. The U.S. stock market as a whole rose substantially during second quarter of 2007, due to better-than-expected earnings releases, corporate mergers and private equity deals. The market pulled back slightly in June, however, as Treasury yields rose and subprime mortgage issues resurfaced, but performance for the quarter remained positive overall. International stocks also advanced in the second quarter, as the Nordic countries and the Pacific (excluding Japan) led the developed markets. Japan was the only developed market to post a decline.

  The stock market in the U.S. endured a tumultuous third quarter in which the collapse of the mortgage and credit markets caused a broad sell-off in financial stocks. The market recovered its losses by quarter-end, however, as indications of health in the rest of the economy caused recession fears to abate, and the Federal Reserve ("Fed") cut the federal funds rate an aggressive 0.50% at the end of the period. The federal funds rate is the interest rate that banks and financial institutions charge each other for borrowing funds overnight. Markets throughout the world generally managed to finish in positive territory for the third quarter of 2007, with U.S. and international markets roughly in line after a number of central banks around the globe provided new liquidity to the financial system. In the fourth quarter of 2007, the aftershocks of the credit market upheaval in the third quarter resonated throughout U.S. equity markets and resulted in their delivery of dismal returns. Several Fed actions and various liquidity infusions by private equity and foreign entities during the period gave, at best, short-term sustenance to financial companies. Credit remained tight. As additional asset writedowns – the reduction of the book value of an asset because it is overvalued compared to the market value – within the financials sector cropped up and housing market deterioration persisted, the stock market continued its downward drift. The turmoil in the credit market also produced extensive volatility among global equities in the second half of 2007. International stocks declined for the fourth quarter of 2007, even as the Fed and international central banks coordinated policy to provide new liquidity to the financial system.

What factors contributed to the Fund's performance?
   The U.S. equity component of the portfolio generated relatively flat returns for the first quarter of 2007. The portfolio received its largest positive contribution from its consumer staples and utilities holdings. Weakness within the financials sector was the largest single detractor from performance, as problems within the subprime mortgage market garnered headlines. Stock selection and overweight positions in Germany and Brazil contributed positively to the performance of the international component of the portfolio. On the other hand, stocks in the UK put pressure on the Fund's progress, as did certain South Korean holdings. From a sector perspective, strong international stock selection in materials, health care and information technology contributed to returns. Conversely, an overweight position in energy and stock selection in consumer staples, telecommunication services and consumer discretionary had a negative impact. In the second quarter of 2007, the domestic portion of the Fund's portfolio received the largest contribution to total return from its energy and information technology holdings. The Fund's holdings in the financials sector generated modestly positive returns, but the portfolio's substantial allocation to this lackluster segment hampered the Fund's relative performance. The international portion of the

MML Global Fund – Portfolio Manager Report (Continued)

Fund benefited from strong stock selection in telecommunications, consumer staples and materials, as well as an overweight position in energy. On a geographic basis, stock selection in Germany, France and Brazil helped drive the Fund's second-quarter performance – as did a materially underweight position in Japan. Financial stocks detracted, hurt by the rising interest rate environment in the UK and Europe.

  In the U.S. portion of the portfolio, performance in the third quarter of 2007 was partly driven by a sizeable energy allocation. Other meaningful contributors included the Fund's information technology, consumer staples, materials and industrials sector holdings. The consumer discretionary sector detracted from performance, as did the Fund's holdings in the financials sector. In the international component, stock selection in the industrials sectors hampered returns. In contrast, stock selection and the portfolio's overweight position in energy was a major contributor to performance. From a country perspective, Brazil was the top contributor. Turning to the final three months of 2007, the U.S. equity component of the portfolio declined. The portfolio's energy holdings, however, provided some relief from the slide, due to a rise in crude oil prices of over 50%. Financials was the largest detractor from the Fund's performance in the fourth quarter, though an underweight position in the segment mitigated losses on a relative basis. In the international component, the portfolio's consumer discretionary investments trailed, as credit markets worldwide seized up. The industrials and financials sectors of the portfolio also underperformed. Despite the international component's overall weak fourth-quarter performance, there were a number of areas that did well. For example, the Fund benefited from strong stock selection in the materials sector.

What is your outlook?
   Our view is that in 2008, we may see investors who favor businesses with strong management, strong financials and strong earnings growth. In our opinion, companies with sound fundamentals provide greater appreciation potential, but also have the potential to demonstrate greater resilience when the global economy slows.

MML Global Fund – Portfolio Manager Report (Continued)

MML Global Fund

Country Weightings

(% of Net Assets) on 12/31/07

United States	43.8%
United Kingdom	8.5%
Japan	7.0%
Canada	6.2%
Germany	6.0%
France	3.9%
Brazil	3.5%
Belgium	3.1%
Ireland	2.9%
Australia	1.9%
South Korea	1.4%
Bermuda	1.4%
Norway	1.3%
Switzerland	1.2%
Italy	1.1%
Holland	1.0%
Austria	0.5%
Luxembourg	0.5%
Greece	0.3%
Spain	0.2%
Sweden	0.1%
Total Long-Term Investments	95.8%
Short-Term Investments and Other Assets and Liabilities	4.2%
100.0%

MML Global Fund

Ten Largest Stock Holdings

(% of Net Assets) on 12/31/07

Exxon Mobil Corp.	2.2%
Occidental Petroleum Corp.	1.9%
Petroleo Brasileiro SA Sponsored ADR (Brazil)	1.4%
Vodafone Group PLC	1.4%
Wacker Chemie AG	1.4%
General Electric Co.	1.3%
Vallourec SA	1.2%
CRH PLC (London)	1.2%
Canadian Natural Resources Ltd.	1.2%
Suncor Energy, Inc.	1.2%

MML Global Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Global Fund Class I, Class II, and the MSCI World Index.

MML Series Investment Fund
Total Returns

	One Year 1/1/07 - 12/31/07	Since Inception Average Annual 5/1/06 - 12/31/07
MML Global Fund Class I	3.57%	5.89%
MML Global Fund Class II	3.75%	6.04%
MSCI World Index	9.04%	11.11%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com

Investors should note that the Fund is a professionally managed mutual fund, while the MSCI World Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges. The inclusion of these charges would have reduced the performance shown here.

MML Foreign Fund – Portfolio Manager Report

What is the investment objective of the MML Foreign Fund – and who is the Fund's sub-adviser?
   The Fund seeks long-term capital growth by investing, under normal conditions, at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets. The Fund's sub-adviser is Templeton Investment Counsel, LLC (Templeton).

How did the Fund perform during the 12 months ended December 31, 2007?
   The Fund returned 13.48%, outperforming the 11.17% return of the Morgan Stanley Capital International, Inc. Europe, Australasia, Far East ("MSCI® EAFE®") Index, a widely recognized, unmanaged index representative of foreign securities in the major non-U.S. markets of Europe, Australia and the Far East.

What was the investment background during the period?
   In spite of elevated energy prices, higher global interest rates, a weaker U.S. housing market and restrained U.S. economic growth, the global economy remained resilient throughout the six-month period ended June 30, 2007. The mood in the global equity markets was predominantly positive, but was interrupted in the first quarter of 2007 due to concerns of slower economic growth. Toward the end of the first half of 2007, a bond market sell-off drove yields up on longer-term Treasuries, reflecting expectations of a pick-up in inflation later in the year. Outside the U.S., economic growth remained solid, particularly in Europe and the emerging markets. Most global equity markets ended the six-month period with double-digit total returns.

Global market conditions deteriorated in the third quarter of 2007, as a worsening global credit crunch, triggered by the U.S. subprime mortgage crisis, prompted the European Central Bank, the U.S. Federal Reserve ("Fed") and other central banks to cut short-term borrowing rates for banks. The rate cuts had a calming effect on financial markets and the overall global economy and, together with a larger-than-expected Fed interest rate cut in September, fueled a broad-based stock market rebound. Major Asian and Latin American equity indexes outperformed their U.S. and European counterparts, while emerging markets outperformed developed markets during the third quarter. Despite the credit market instability, overall global economic fundamentals remained solid. Global financial markets were unsettled once again in the fourth quarter of 2007. Uncertainty surrounding the full impact of the U.S. subprime mortgage crisis fueled a high degree of market volatility. During the quarter, major Latin American equity indexes outperformed their counterparts around the world as Asian, European and U.S. indexes lost ground, and emerging markets generally outperformed developed markets.

What factors contributed to the Fund's performance?
   For the six-month period ended June 30, 2007, the Fund's performance relative to the MSCI EAFE Index benefited most from stock selection in the consumer discretionary sector. The Fund's utilities and health care sector investments also boosted relative performance due to stock selection. The U.S. dollar depreciated versus most foreign currencies for the period, which also contributed to the Fund's performance, because investments in securities with non-U.S. currency exposure gained value as the dollar weakened. Despite the Fund's positive results, there were some disappointments in the first half of 2007. Stock selection in the financials sector and an underweight position in the strong-performing materials sector hindered results relative to the benchmark during the first half of 2007.

Turning to the third quarter of 2007, the portfolio benefited from exposure to several Asian markets, while stock selection within European markets generally proved detrimental to performance. Overweight allocations to China and Singapore plus exposure to South Korea (a non-benchmark country) enhanced results due to solid performance in these markets. An underweight allocation to Japan boosted the Fund's relative performance, and exposure to Brazil further strengthened returns. Conversely, stock selection in Germany, the United Kingdom, Finland, the Netherlands and Norway hindered performance. Stock selection in Spain and France countered otherwise weak results from European investments and had a positive impact. On a sector basis, the portfolio benefited primarily from the telecommunications services sector, as both its overweighted allocation and positive stock selection supported results. An underweight position in financials proved favorable, as this sector struggled during the period. During the fourth quarter of 2007, the Fund benefited from its stock

MML Foreign Fund – Portfolio Manager Report (Continued)

selection in Europe, particularly its exposure to the robust Russian market and healthy gains in many of its holdings in Denmark and France. In Asia, an underweight position in the struggling Japanese market supported relative performance, as did the Fund's exposure to Taiwan (which is not represented in the benchmark) and its stock selection in China. In contrast, relative returns suffered from stock selection in other European markets, including Finland and Germany, as well as from weakness in the Fund's South Korean, Canadian and Israeli holdings. On a sector basis, the Fund's overweight exposure and security selection in the telecommunications services sector supported results. Conversely, relative performance was hindered by the Fund's underweight position and stock selection in the consumer staples sector. Other negative factors included an underweight position in the strong-performing utilities sector and disappointing stock selection in the information technology sector.

What is your outlook?
   Despite generally positive economic and financial market fundamentals, we caution that in 2008, we could see a period of consolidation following the strong returns posted by global markets in recent years.

MML Foreign Fund – Portfolio Manager Report (Continued)

MML Foreign Fund

Country Weightings

(% of Net Assets) on 12/31/07

United Kingdom	22.9%
France	10.2%
Germany	9.9%
Japan	6.6%
Spain	4.6%
Switzerland	4.5%
Italy	4.4%
South Korea	4.4%
Netherlands	3.2%
Taiwan	2.5%
Singapore	2.4%
Norway	2.0%
Bermuda	1.8%
Holland	1.6%
Hong Kong	1.5%
Brazil	1.5%
Finland	1.4%
Austria	1.2%
South Africa	1.1%
Denmark	1.1%
China	1.1%
Russia	1.1%
United States	1.1%
Sweden	0.9%
Canada	0.7%
Mexico	0.6%
Australia	0.6%
Total Long-Term Investments	94.9%
Short-Term Investments and Other Assets and Liabilities	5.1%
100.0%

MML Foreign Fund

Ten Largest Stock Holdings

(% of Net Assets) on 12/31/07

Telefonica SA Sponsored ADR (Spain)	2.1%
Siemens AG	1.9%
E.ON AG	1.7%
Telenor ASA	1.7%
Royal Dutch Shell PLC	1.7%
France Telecom SA	1.6%
Total SA	1.6%
Vodafone Group PLC Sponsored ADR (United Kingdom)	1.5%
Unilever PLC	1.5%
Samsung Electronics Co., Ltd.	1.5%

MML Foreign Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Foreign Fund and the MSCI EAFE Index.

MML Series Investment Fund
Total Returns

	One Year 1/1/07 - 12/31/07	Since Inception Average Annual 5/1/06 - 12/31/07
MML Foreign Fund	13.48%	14.97%
MSCI EAFE Index	11.17%	12.97%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com

Investors should note that the Fund is a professionally managed mutual fund, while the MSCI EAFE Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges. The inclusion of these charges would have reduced the performance shown here.

MML Allocation Fund Series – Portfolio Manager Report

What are the investment objectives of the Funds that comprise the MML Allocation Fund Series?
   Each Fund in the series – the MML Conservative Allocation Fund, MML Balanced Allocation Fund, MML Moderate Allocation Fund, MML Growth Allocation Fund and MML Aggressive Allocation Fund – has the following investment objective: seeks to achieve as high a total rate of return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital.

Assets are allocated among underlying funds according to an asset allocation strategy of approximately 40% in equity funds and 60% in fixed-income funds, including money market funds for the MML Conservative Allocation Fund; 50% in equity funds and 50% in fixed-income funds, including money market funds for the MML Balanced Allocation Fund; 60% in equity funds and 40% in fixed-income funds, including money market funds for the MML Moderate Allocation Fund; 75% in equity funds and 25% in fixed-income funds, including money market funds for the MML Growth Allocation Fund; and 90% in equity funds and 10% in fixed-income funds, including money market funds for the MML Aggressive Allocation Fund.

How did each Fund perform during since the Funds' inception on August 31, 2007?
   For the four months ended December 31, 2007, each Fund's return is shown below. Also shown are the returns of the Lehman Brothers® Aggregate Bond Index, an unmanaged index of fixed-rate investment-grade securities with at least one year to maturity combining the Lehman Brothers Government/Credit Index and the Lehman Brothers Mortgage-Backed Securities Index; the Russell 3000® Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization; and the Morgan Stanley Capital International ("MSCI®") World Ex-US Index, an unmanaged index representative of stocks domiciled in global developed markets, excluding the United States.

MML Conservative Allocation Fund	Custom Benchmark	Lehman Brothers Aggregate Bond Index	Russell 3000 Index	MSCI World Ex-US Index
3.09%	3.14%	3.60%	1.37%	5.61%
MML Balanced Allocation Fund
2.96%	3.03%	3.60%	1.37%	5.61%
MML Moderate Allocation Fund
2.63%	2.92%	3.60%	1.37%	5.61%
MML Growth Allocation Fund
2.45%	2.75%	3.60%	1.37%	5.61%
MML Aggressive Allocation Fund
2.15%	2.57%	3.60%	1.37%	5.61%

  All of the MML Allocation Funds underperformed their respective custom benchmarks for the four-month period ended December 31, 2007. Each of the five MML Allocation Funds outpaced the Russell 3000 Index. Conversely, all of the MML Allocation Funds trailed both the Lehman Brothers Aggregate Bond Index and the MSCI World Ex-US Index for the four-month time frame.

  MML Allocation Fund Custom Benchmarks

  •  The Custom MML Conservative Allocation Index comprises the Lehman Brothers Aggregate Bond Index, the Russell 3000 Index and the MSCI World Ex-US Index. The weightings of each Index can vary, depending on the weightings of the underlying mutual funds that comprise the MML Conservative Allocation Fund.

  •  The Custom MML Balanced Allocation Index comprises the Lehman Brothers Aggregate Bond Index, the Russell 3000 Index and the MSCI World Ex-US Index. The weightings of each Index can vary, depending on the weightings of the underlying mutual funds that comprise the MML Balanced Allocation Fund.

MML Allocation Fund Series – Portfolio Manager Report (Continued)

  •  The Custom MML Moderate Allocation Index comprises Lehman Brothers Aggregate Bond Index, the Russell 3000 Index and the MSCI World Ex-US Index. The weightings of each Index can vary, depending on the weightings of the underlying mutual funds that comprise the MML Moderate Allocation Fund.

  •  The Custom MML Growth Allocation Index comprises the Lehman Brothers Aggregate Bond Index, the Russell 3000 Index and the MSCI World Ex-US Index. The weightings of each Index can vary, depending on the weightings of the underlying mutual funds that comprise the MML Growth Allocation Fund.

  •  The Custom MML Aggressive Allocation Index comprises the Lehman Brothers Aggregate Bond Index, the Russell 3000 Index and the MSCI World Ex-US. Index. The weightings of each Index can vary, depending on the weightings of the underlying mutual funds that comprise the MML Aggressive Allocation Fund.

What was the investment background during the period?
   Most categories of domestic stocks finished the third quarter of 2007 higher, despite significant market volatility caused by the escalating subprime mortgage crisis. In August, the Federal Reserve ("Fed") cut the discount rate – the interest rate that regional Fed banks charge banks and other financial institutions when they borrow funds on a short-term basis – by 0.50%. After some negative movement in key economic indicators, the Fed lowered the closely watched target federal funds rate by 0.50% to 4.75%, simultaneously cutting the discount rate an additional 0.50% at its September 18 meeting. The federal funds rate is the interest rate that banks and other financial institutions charge each other for borrowing funds overnight. As a result, most broad-based U.S. stock indexes were trading near their all-time highs at the end of the quarter, and foreign stocks advanced. In the bond marketplace, growing concerns about a weakening economy triggered a decline in bond yields and boosted prices, helping the Lehman Brothers Aggregate Bond Index advance for the quarter. Bond prices move in the opposite direction of interest rates (or yields); when yields rise, the prices of existing bonds fall – and vice versa.

The fourth quarter began on a positive note, with investors still savoring the third-quarter Fed-engineered interest rate cuts. The Fed's fourth-quarter interest rate reductions (which totaled an additional 0.50% each from both the federal funds and discount rates) failed to help investor confidence in the face of inflationary pressures, lackluster holiday retail sales and news detailing the ongoing impact of subprime exposure on large financial companies. U.S. equities traded lower, as ongoing weakness in the housing market, escalating subprime concerns and crude oil prices that approached $100 per barrel undermined investor confidence. Foreign stocks were not immune during this difficult period, as the MSCI World Ex-US Index returned -1.62% for the fourth quarter. In this environment, higher-quality bonds performed well amid growing concerns about a slowing economy and even a possible recession in the United States. In the end, the Lehman Brothers Aggregate Bond Index advanced 3.00% for the quarter.

What factors contributed to the Funds' performance?
   Since their inception on August 31, 2007, the Funds have benefited from exposure to international bonds and Treasury inflation-protected securities ("TIPS"). In addition, the Funds' exposure to a high-quality investment-grade portfolio helped to shield them somewhat from the turmoil in the credit markets caused by the subprime mortgage crisis.

  On the equity side, a couple of factors helped the Funds' performance, including a well-diversified blend of managers with exposure to U.S. large-cap and international equities and underweight exposure to U.S. small-cap value equities. Conversely, successfully navigating the financials and consumer sectors posed the biggest challenge for Fund management in the second half of 2007.

What is your outlook?
   Numerous forces will continue to influence the direction that the market takes throughout 2008. These include the price of oil, the subprime crisis and its impact on housing in particular and the U.S. economy in general, Fed policy and inflation, to name just a few. Despite these uncertainties, we believe that adhering to our goal for the MML Allocation Funds – to manage a graduated risk profile of portfolios that is appropriate for investors seeking a diversified portfolio across market sectors, market capitalizations, styles and managers – will help the Fund successfully withstand any challenges that investors may face in the coming months.

MML Allocation Fund Series – Portfolio Manager Report (Continued)

MML Conservative Allocation Fund

Asset Allocation

(% of Net Assets) on 12/31/07

Equity Funds	39.4%
Fixed Income Funds	60.6%
Total Long-Term Investments	100.0%
Short-Term Investments and Other Assets and Liabilities	(0.0)%
100.0%

MML Balanced Allocation Fund

Asset Allocation

(% of Net Assets) on 12/31/07

Equity Funds	49.3%
Fixed Income Funds	50.7%
Total Long-Term Investments	100.0%
Short-Term Investments and Other Assets and Liabilities	(0.0)%
100.0%

MML Moderate Allocation Fund

Asset Allocation

(% of Net Assets) on 12/31/07

Equity Funds	59.4%
Fixed Income Funds	40.6%
Total Long-Term Investments	100.0%
Short-Term Investments and Other Assets and Liabilities	(0.0)%
100.0%

MML Growth Allocation Fund

Asset Allocation

(% of Net Assets) on 12/31/07

Equity Funds	74.5%
Fixed Income Funds	25.5%
Total Long-Term Investments	100.0%
Short-Term Investments and Other Assets and Liabilities	(0.0)%
100.0%

MML Aggressive Allocation Fund

Asset Allocation

(% of Net Assets) on 12/31/07

Equity Funds	89.8%
Fixed Income Funds	10.2%
Total Long-Term Investments	100.0%
Short-Term Investments and Other Assets and Liabilities	(0.0)%
100.0%

MML Allocation Fund Series – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Conservative Allocation Fund, the Lehman Brothers Aggregate Bond Index, the Russell 3000 Index, the MSCI World Ex-US Index and the Custom MML Conservative Index.

MML Series Investment Fund
Total Returns

Since Inception 8/31/07 - 12/31/07
MML Conservative Allocation Fund	3.09%
Lehman Brothers Aggregate Bond Index	3.60%
Russell 3000 Index	1.37%
MSCI World Ex-US Index	5.61%
Custom MML Conservative Index	3.14%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com

Investors should note that the Fund is a professionally managed mutual fund, while the Lehman Brothers Aggregate Bond Index, the Russell 3000 Index, the MSCI World Ex-US Index and the Custom MML Conservative Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges. The inclusion of these charges would have reduced the performance shown here.

MML Allocation Fund Series – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Balanced Allocation Fund, the Russell 3000 Index, the Lehman Brothers Aggregate Bond Index, the MSCI World Ex-US Index and the Custom MML Balanced Index.

MML Series Investment Fund
Total Returns

Since Inception 8/31/07 - 12/31/07
MML Balanced Allocation Fund	2.96%
Russell 3000 Index	1.37%
Lehman Brothers Aggregate Bond Index	3.60%
MSCI World Ex-US Index	5.61%
Custom MML Balanced Index	3.03%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 3000 Index, the Lehman Brothers Aggregate Bond Index, the MSCI World Ex-US Index and the Custom MML Balanced Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges. The inclusion of these charges would have reduced the performance shown here.

MML Allocation Fund Series – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Moderate Allocation Fund, the Russell 3000 Index, the Lehman Brothers Aggregate Bond Index, the MSCI World Ex-US Index and the Custom MML Moderate Index.

MML Series Investment Fund
Total Returns

Since Inception 8/31/07 - 12/31/07
MML Moderate Allocation Fund	2.63%
Russell 3000 Index	1.37%
Lehman Brothers Aggregate Bond Index	3.60%
MSCI World Ex-US Index	5.61%
Custom MML Moderate Index	2.92%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 3000 Index, the Lehman Brothers Aggregate Bond Index, the MSCI World Ex-US Index and the Custom MML Moderate Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges. The inclusion of these charges would have reduced the performance shown here.

MML Allocation Fund Series – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Growth Allocation Fund, the Russell 3000 Index, the Lehman Brothers Aggregate Bond Index, the MSCI World Ex-US Index and the Custom MML Growth Index.

MML Series Investment Fund
Total Returns

Since Inception 8/31/07 - 12/31/07
MML Growth Allocation Fund	2.45%
Russell 3000 Index	1.37%
Lehman Brothers Aggregate Bond Index	3.60%
MSCI World Ex-US Index	5.61%
Custom MML Growth Index	2.75%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 3000 Index, the Lehman Brothers Aggregate Bond Index, the MSCI World Ex-US Index and the Custom MML Growth Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges. The inclusion of these charges would have reduced the performance shown here.

MML Allocation Fund Series – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Aggressive Allocation Fund, the Russell 3000 Index, the Lehman Brothers Aggregate Bond Index, the MSCI World Ex-US Index and the Custom MML Aggressive Index.

MML Series Investment Fund
Total Returns

Since Inception 8/31/07 - 12/31/07
MML Aggressive Allocation Fund	2.15%
Russell 3000 Index	1.37%
Lehman Brothers Aggregate Bond Index	3.60%
MSCI World Ex-US Index	5.61%
Custom MML Aggressive Index	2.57%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 3000 Index, the Lehman Brothers Aggregate Bond Index, the MSCI World Ex-US Index and the Custom MML Aggressive Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges. The inclusion of these charges would have reduced the performance shown here.

MML Asset Allocation Fund – Portfolio of Investments

December 31, 2007

	Number of Shares	Market Value
EQUITIES — 67.5%
COMMON STOCK — 67.0%
Advertising — 0.2%
Omnicom Group, Inc.	9,000	$427,770
Aerospace & Defense — 1.2%
Boeing Co.	16,500	1,443,090
United Technologies Corp.	21,400	1,637,956
		3,081,046
Agriculture — 0.8%
Altria Group, Inc.	27,600	2,086,008
Airlines — 0.1%
Southwest Airlines Co.	24,800	302,560
Auto Manufacturers — 0.5%
Ford Motor Co.(a) (b)	141,300	950,949
General Motors Corp.(b)	17,500	435,575
		1,386,524
Automotive & Parts — 0.2%
Johnson Controls, Inc.	14,600	526,184
Banks — 2.3%
Capital One Financial Corp.	11,500	543,490
Fifth Third Bancorp	19,600	492,548
SunTrust Banks, Inc.	9,400	587,406
Wachovia Corp.	77,426	2,944,511
Wells Fargo & Co.	44,500	1,343,455
		5,911,410
Beverages — 1.5%
Anheuser-Busch Cos., Inc.	6,400	334,976
The Coca-Cola Co.	18,000	1,104,660
PepsiCo, Inc.	29,900	2,269,410
		3,709,046
Biotechnology — 1.6%
Genentech, Inc.(a)	50,300	3,373,621
Millennium Pharmaceuticals, Inc.(a)	55,800	835,884
		4,209,505
Building Materials — 0.1%
Owens Corning, Inc.(a) (b)	11,800	238,596
Chemicals — 1.3%
Celanese Corp. Cl. A	9,300	393,576
Monsanto Co.	6,200	692,478
Potash Corp. of Saskatchewan	15,100	2,173,796
		3,259,850

	Number of Shares	Market Value
Coal — 0.4%
Arch Coal, Inc.	10,500	$471,765
Peabody Energy Corp.	10,200	628,728
		1,100,493
Commercial Services — 0.3%
Monster Worldwide, Inc.(a)	7,700	249,480
Moody's Corp.	12,400	442,680
		692,160
Computers — 2.6%
Affiliated Computer Services, Inc. Cl. A(a)	9,200	414,920
Apple, Inc.(a)	2,600	515,008
Brocade Communications Systems, Inc.(a)	75,300	552,702
Cognizant Technology Solutions Corp. Cl. A(a) (b)	8,400	285,096
Dell, Inc.(a)	27,900	683,829
Hewlett-Packard Co.	10,400	524,992
Network Appliance, Inc.(a)	7,500	187,200
Qimonda AG ADR (Germany)(a)	34,800	248,820
SanDisk Corp.(a)	57,700	1,913,909
Seagate Technology	32,200	821,100
Sun Microsystems, Inc.(a)	26,575	481,805
		6,629,381
Cosmetics & Personal Care — 0.2%
Avon Products, Inc.	7,400	292,522
The Estee Lauder Cos., Inc. Cl. A	4,713	205,534
		498,056
Diversified Financial — 4.6%
AmeriCredit Corp.(a) (b)	17,000	217,430
Fannie Mae	29,600	1,183,408
Freddie Mac	28,900	984,623
The Goldman Sachs Group, Inc.	12,400	2,666,620
IndyMac Bancorp, Inc.(b)	35,100	208,845
JP Morgan Chase & Co.	84,700	3,697,155
Lehman Brothers Holdings, Inc.	19,900	1,302,256
SLM Corp.(b)	69,600	1,401,744
		11,662,081

	Number of Shares	Market Value
Electric — 1.2%
AES Corp.(a)	17,800	$380,742
Allegheny Energy, Inc.	7,300	464,353
CMS Energy Corp.	32,300	561,374
Edison International	20,100	1,072,737
Pinnacle West Capital Corp.	11,500	487,715
		2,966,921
Electrical Components & Equipment — 0.4%
Emerson Electric Co.	10,400	589,264
Energizer Holdings, Inc.(a)	4,500	504,585
		1,093,849
Electronics — 0.8%
Agilent Technologies, Inc.(a)	14,600	536,404
Flextronics International Ltd.(a)	44,800	540,288
Jabil Circuit, Inc.	61,100	932,997
		2,009,689
Engineering & Construction — 0.8%
Fluor Corp.	14,400	2,098,368
Foods — 1.8%
Campbell Soup Co.	13,600	485,928
General Mills, Inc.	5,400	307,800
Kraft Foods, Inc. Cl. A	52,244	1,704,722
Sara Lee Corp.	77,900	1,251,074
Unilever NV NY Shares (Netherlands)	22,500	820,350
		4,569,874
Health Care – Products — 1.5%
Baxter International, Inc.	41,400	2,403,270
Medtronic, Inc.	29,000	1,457,830
		3,861,100
Health Care – Services — 2.0%
DaVita, Inc.(a)	20,100	1,132,635
UnitedHealth Group, Inc.	66,800	3,887,760
		5,020,395
Home Builders — 0.1%
Lennar Corp. Cl. A(b)	9,400	168,166
Household Products — 0.2%
Fortune Brands, Inc.	4,900	354,564
Jarden Corp.(a)	8,100	191,241
		545,805

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Asset Allocation Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Insurance — 3.0%
AFLAC, Inc.	11,300	$707,719
Ambac Financial Group, Inc.(b)	27,500	708,675
American International Group, Inc.	40,200	2,343,660
Berkshire Hathaway, Inc. Cl. A(a)	10	1,274,400
Marsh & McLennan Cos., Inc.	38,000	1,005,860
MBIA, Inc.(b)	36,000	670,680
Progressive Corp.	21,900	419,604
XL Capital Ltd. Cl. A	10,900	548,379
		7,678,977
Internet — 3.4%
eBay, Inc.(a)	68,600	2,276,834
Google, Inc. Cl. A(a)	7,300	5,047,804
Yahoo!, Inc.(a)	58,400	1,358,384
		8,683,022
Investment Companies — 0.2%
American Capital Strategies Ltd.(b)	15,000	494,400
Iron & Steel — 0.2%
Allegheny Technologies, Inc.	2,600	224,640
Cleveland-Cliffs, Inc.	2,100	211,680
		436,320
Leisure Time — 0.1%
Carnival Corp.	6,200	275,838
Lodging — 0.6%
Las Vegas Sands Corp.(a) (b)	11,000	1,133,550
Starwood Hotels & Resorts Worldwide, Inc.	7,200	317,016
		1,450,566
Manufacturing — 3.1%
Cooper Industries Ltd. Cl. A	11,200	592,256
Danaher Corp.	13,300	1,166,942
General Electric Co.	108,300	4,014,681
Illinois Tool Works, Inc.	27,900	1,493,766
Siemens AG Sponsored ADR (Germany)	3,100	487,816
Tyco International Ltd.	7,000	277,550
		8,033,011
Media — 1.8%
CBS Corp. Cl. B	31,700	863,825
Comcast Corp. Cl. A(a)	16,650	304,029
Gannett Co., Inc.	12,000	468,000

	Number of Shares	Market Value
Time Warner Cable, Inc. Cl. A(a)	15,400	$425,040
Time Warner, Inc.	25,700	424,307
Viacom, Inc. Cl. B(a)	9,500	417,240
The Walt Disney Co.	55,200	1,781,856
		4,684,297
Mining — 1.2%
Barrick Gold Corp.	49,700	2,089,885
Freeport-McMoran Copper & Gold, Inc.	4,900	501,956
Newmont Mining Corp.	11,900	581,077
		3,172,918
Oil & Gas — 2.9%
Anadarko Petroleum Corp.	8,400	551,796
Chevron Corp.	8,000	746,640
ConocoPhillips	9,900	874,170
EOG Resources, Inc.	4,200	374,850
Exxon Mobil Corp.	17,200	1,611,468
Royal Dutch Shell PLC Sponsored ADR (United Kingdom)	37,800	3,182,760
		7,341,684
Oil & Gas Services — 2.4%
Baker Hughes, Inc.	12,600	1,021,860
BJ Services Co.	44,400	1,077,144
Schlumberger Ltd.	26,700	2,626,479
Weatherford International Ltd.(a)	19,600	1,344,560
		6,070,043
Pharmaceuticals — 5.0%
Abbott Laboratories	13,600	763,640
Allergan, Inc.	20,800	1,336,192
AstraZeneca PLC Sponsored ADR (United Kingdom)	46,000	1,969,720
Bristol-Myers Squibb Co.	33,200	880,464
Forest Laboratories, Inc.(a)	49,200	1,793,340
ImClone Systems, Inc.(a)	30,900	1,328,700
Pfizer, Inc.	40,300	916,019
Sanofi-Aventis Sponsored ADR (France)	35,300	1,607,209
Sepracor, Inc.(a)	25,500	669,375
Teva Pharmaceutical Sponsored ADR (Israel)	23,200	1,078,336
Wyeth	11,000	486,090
		12,829,085

	Number of Shares	Market Value
Real Estate Investment Trusts (REITS) — 0.1%
Douglas Emmett, Inc. REIT	10,500	$237,405
Host Hotels & Resorts, Inc. REIT(b)	8,700	148,248
		385,653
Retail — 4.7%
Best Buy Co., Inc.	38,800	2,042,820
Coach, Inc.(a)	7,400	226,292
Costco Wholesale Corp.	8,100	565,056
Hanesbrands, Inc.(a)	30,750	835,477
The Home Depot, Inc.	24,600	662,724
Lowe's Companies, Inc.	98,100	2,219,022
McDonald's Corp.	9,900	583,209
Nordstrom, Inc.	11,400	418,722
Starbucks Corp.(a)	16,700	341,849
Target Corp.	61,500	3,075,000
Urban Outfitters, Inc.(a) (b)	22,900	624,254
Walgreen Co.	9,200	350,336
		11,944,761
Savings & Loans — 0.9%
Hudson City Bancorp, Inc.	81,300	1,221,126
Washington Mutual, Inc.(b)	79,800	1,086,078
		2,307,204
Semiconductors — 3.4%
Altera Corp.	53,300	1,029,756
Applied Materials, Inc.	117,600	2,088,576
ASML Holding NV(a) (b)	10,433	326,449
Intel Corp.	35,600	949,096
KLA-Tencor Corp.	41,200	1,984,192
Lam Research Corp.(a)	9,200	397,716
Linear Technology Corp.(b)	10,500	334,215
Micron Technology, Inc.(a)	147,500	1,069,375
Silicon Laboratories, Inc.(a)	3,200	119,776
Xilinx, Inc.	11,900	260,253
		8,559,404
Software — 2.0%
Cerner Corp.(a) (b)	8,100	456,840
Microsoft Corp.	74,700	2,659,320
Oracle Corp.(a)	27,200	614,176
Paychex, Inc.	12,700	459,994
SAP AG Sponsored ADR (Germany)(b)	7,900	403,295
VeriFone Holdings, Inc.(a) (b)	19,500	453,375
		5,047,000

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Asset Allocation Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Telecommunications — 3.9%
American Tower Corp. Cl. A(a)	15,200	$647,520
AT&T, Inc.	42,700	1,774,612
Ciena Corp.(a) (b)	5,900	201,249
Cisco Systems, Inc.(a)	94,100	2,547,287
Corning, Inc.	16,000	383,840
Level 3 Communications, Inc.(a) (b)	131,900	400,976
Polycom, Inc.(a)	14,400	400,032
Qualcomm, Inc.	50,500	1,987,175
Time Warner Telecom, Inc. Cl. A(a)	58,700	1,191,023
Verizon Communications, Inc.	9,400	410,686
		9,944,400
Transportation — 1.4%
FedEx Corp.	7,300	650,941
United Parcel Service, Inc. Cl. B	40,100	2,835,872
		3,486,813
TOTAL COMMON STOCK (Cost $171,815,458)		170,880,233
PREFERRED STOCK — 0.5%
Diversified Financial — 0.0%
SLM Corp. Preferred, Convertible	100	100,000
Pharmaceuticals — 0.1%
Schering-Plough Corp. Preferred, Convertible	1,500	363,937
Savings & Loans — 0.3%
Washington Mutual, Inc. Preferred, Convertible(b)	830	734,550
U.S. Government Agencies — 0.1%
Freddie Mac Preferred	4,700	122,905
TOTAL PREFERRED STOCK (Cost $1,408,438)		1,321,392
TOTAL EQUITIES (Cost $173,223,896)		172,201,625
	Principal Amount
BONDS & NOTES — 30.7%
ASSET BACKED SECURITIES — 1.7%
Airlines — 0.1%
Delta Air Lines, Inc., Series 2002-1, Class G2 6.417% 07/02/2012	$125,000	127,812

	Principal Amount	Market Value
Automobile ABS — 0.8%
AmeriCredit Automobile Receivables Trust, Series 2007-CM, Class A4A 5.550% 04/07/2014	$50,000	$50,501
AmeriCredit Automobile Receivables Trust, Series 2007-DF, Class A4A 5.560% 06/06/2014	50,000	50,299
Carmax Auto Owner Trust, Series 2007-2, Class A3 5.230% 12/15/2011	50,000	50,518
CPS Auto Trust, Series 2006-C, Class A4 (Acquired 9/22/06, Cost $349,899)(c) (i) 5.140% 06/17/2013	349,999	351,605
CPS Auto Trust, Series 2007-A, Class A4 (Acquired 3/22/07, Cost $324,919)(c) (i) 5.050% 11/15/2013	325,000	326,628
CPS Auto Trust, Series 2007-TFC, Class A2 (Acquired 5/2/07, Cost $174,969)(c) (i) 5.250% 12/16/2013	174,999	174,561
Drive Auto Receivables Trust, Series 2006-2, Class A3 (Acquired 10/18/06, Cost $174,998)(c) (i) 5.330% 04/15/2014	175,000	172,184
Prestige Auto Receivables Trust, Series 2005-1A, Class A2. (Acquired 5/23/06, Cost $982,461)(c) (i) 4.370% 06/15/2012	631,482	627,536
Rental Car Finance Corp., Series 2005-1A, Class A2 (Acquired 5/22/06, Cost $241,670)(c) (i) 4.590% 06/25/2011	250,000	248,086
		2,051,918

	Principal Amount	Market Value
Commercial MBS — 0.1%
Crown Castle Towers LLC, Series 2006-1A, Class E (Acquired 11/15/06, Cost $290,000)(c) (i) 6.065% 11/15/2036	$290,000	$238,975
Credit Card ABS — 0.6%
Advanta Business Card Master Trust, Series 2005-A2, Class A2 FRN 5.079% 05/20/2013	500,000	498,125
MBNA Credit Card Master Note Trust, Series 2002-1C, Class C 6.800% 07/15/2014	1,000,000	1,021,250
		1,519,375
Home Equity ABS — 0.1%
Countrywide Asset-Backed Certificates, Series 2006-S6, Class A6 5.657% 03/25/2034	175,000	151,272
Residential Funding Mortgage Securities II, Inc., Series 2007-HSA3, Class 1A3 6.030% 05/25/2037	175,000	163,166
		314,438
Other ABS — 0.0%
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB4, Class B1 6.870% 04/25/2037	75,000	13,165
TOTAL ASSET BACKED SECURITIES (Cost $4,428,072)		4,265,683
CORPORATE DEBT — 8.7%
Advertising — 0.1%
RH Donnelley Corp. 6.875% 01/15/2013	350,000	313,250

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Asset Allocation Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Auto Manufacturers — 0.2%
Ford Motor Co. 4.250% 12/15/2036	$442,000	$439,238
Ford Motor Co. 7.450% 07/16/2031	50,000	37,125
		476,363
Banks — 1.1%
Bac Capital Trust XIII FRN 5.391% 03/15/2012	330,000	276,460
Banco Mercantile Del Nort VRN (Acquired 10/5/06, Cost $160,000)(c) (i) 6.862% 10/13/2021	160,000	157,424
Barclays Bank PLC FRN (Acquired 6/26/07, Cost $131,851)(c) (i) 6.860% 06/15/2049	130,000	121,244
Barclays Bank PLC FRN (Acquired 9/20/07 - 9/21/07, Cost $304,391)(c) (i) 7.434% 12/15/2017	300,000	311,745
Chuo Mitsui Trust & Banking Co. Ltd. (The) VRN (Acquired 5/2/06, Cost $169,578)(c) (i) 5.506% 04/15/2015	180,000	165,508
CoBank ACB FRN (Acquired 6/6/07, Cost $250,000)(c) (i) 5.591% 06/15/2022	195,000	188,393
HSBK Europe BV (Acquired 4/25/07, Cost $188,419)(c) (i) 7.250% 05/03/2017	190,000	180,334
HSBK Europe BV (Acquired 5/22/06, Cost $101,125)(c) (i) 7.750% 05/13/2013	100,000	95,000
Kazkommerts International BV, Reg S 8.000% 11/03/2015	100,000	81,980
Royal Bank of Scotland Group PLC VRN (Acquired 9/27/07 - 10/5/07, Cost $204,963)(c) (i) 6.990% 10/05/2017	200,000	199,398

	Principal Amount	Market Value
Santander Issuances VRN (Acquired 6/29/06, Cost $198,090)(c) (i) 5.805% 06/20/2016	$200,000	$204,106
UBS AG/Stamford 5.875% 12/20/2017	120,000	120,845
Unicredito Luxem Finance VRN (Acquired 10/17/06, Cost $200,000)(c) (i) 5.584% 01/13/2017	200,000	198,120
US AgBank FCB VRN (Acquired 5/10/07, Cost $346,511)(c) (i) 6.110% 07/10/2012	345,000	303,524
Wells Fargo & Co. 3.500% 04/04/2008	50,000	49,793
Zions Bancorp 5.500% 11/16/2015	245,000	229,761
		2,883,635
Computers — 0.1%
Sungard Data Systems, Inc. 9.125% 08/15/2013	250,000	254,375
Diversified Financial — 1.6%
Capital One Financial Corp. 4.800% 02/21/2012	170,000	160,125
Capital One Financial Corp. 6.250% 11/15/2013	230,000	221,155
Caterpillar Financial Services Corp., Series S 4.850% 12/07/2012	35,000	35,060
Charles Schwab Corp. (The) 6.375% 09/01/2017	50,000	51,428
CIT Group, Inc. 7.625% 11/30/2012	50,000	50,680
Citigroup, Inc. 6.125% 11/21/2017	50,000	51,360
Citigroup, Inc. FRN 8.300% 12/21/2037	160,000	167,071
Countrywide Financial Corp. 5.800% 06/07/2012	150,000	109,575
Countrywide Financial Corp. 6.250% 05/15/2016	230,000	132,381

	Principal Amount	Market Value
Countrywide Home Loans, Inc. 5.625% 07/15/2009	$25,000	$19,073
Countrywide Home Loans, Inc. 6.250% 04/15/2009	15,000	11,677
Ford Motor Credit Co. 8.625% 11/01/2010	250,000	231,988
GMAC LLC 6.625% 05/15/2012	350,000	290,961
Goldman Sachs Group, Inc. 5.250% 04/01/2013	75,000	75,299
International Lease Finance Corp. 5.000% 04/15/2010	125,000	124,630
JP Morgan Chase Capital XVIII 6.950% 08/17/2036	160,000	151,976
JP Morgan Chase Capital XX 6.550% 09/29/2036	160,000	144,366
Lehman Brothers Holdings, Inc. 5.750% 04/25/2011	520,000	525,443
Lehman Brothers Holdings, Inc. 6.500% 07/19/2017	50,000	50,593
Lehman Brothers Holdings, Inc. 6.750% 12/28/2017	50,000	51,535
Lehman Brothers Holdings, Inc. 6.875% 07/17/2037	215,000	210,202
Merrill Lynch & Co., Inc. 6.110% 01/29/2037	305,000	269,373
MUFG Capital Finance 1 Ltd. FRN 6.346% 07/25/2016	125,000	118,392
Private Export Fund 5.000% 12/15/2016	200,000	207,709
QBE Capital Funding II, LP FRN (Acquired 8/29/07 - 9/24/07, Cost $252,419)(c) (i) 6.797% 06/01/2017	260,000	248,967
SB Treasury Co. LLC (Acquired 12/12/07, Cost $100,714)(c) (i) 9.400% 12/29/2049	100,000	101,969
SLM Corp. 5.000% 04/15/2015	100,000	85,282

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Asset Allocation Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
SMFG Preferred Capital VRN (Acquired 4/25/07, Cost $241,142)(c) (i) 6.078% 01/25/2017	$120,000	$110,546
Toll Brothers Finance Corp. 5.150% 05/15/2015	5,000	4,537
Twin Reefs FRN (Acquired 5/22/06, Cost $200,450)(c) (i) 6.243% 12/10/2009	200,000	130,164
		4,143,517
Electric — 0.5%
AES Corp. (The) 9.375% 09/15/2010	650,000	682,500
Appalachian Power Co. 5.550% 04/01/2011	75,000	75,881
Edison Mission Energy 7.500% 06/15/2013	100,000	102,500
Energy East Corp. 6.750% 07/15/2036	125,000	126,393
Pacific Gas & Electric 4.200% 03/01/2011	50,000	49,201
Taqa Abu Dhabi National (Acquired 10/23/06, Cost $99,485)(c) (i) 5.875% 10/27/2016	100,000	97,914
Virginia Electric and Power Co. 5.950% 09/15/2017	25,000	25,770
		1,160,159
Foods — 0.1%
Albertson's, Inc. 7.250% 05/01/2013	275,000	281,225
Delhaize Group 6.500% 06/15/2017	25,000	25,576
Kraft Foods, Inc. 6.875% 02/01/2038	50,000	51,909
		358,710
Health Care – Products — 0.0%
Boston Scientific 7.000% 11/15/2035	40,000	35,200
Health Care – Services — 0.2%
Tenet Healthcare Corp. 9.875% 07/01/2014	300,000	285,750
WellPoint, Inc. 6.375% 06/15/2037	120,000	117,883
		403,633

	Principal Amount	Market Value
Holding Company – Diversified — 0.3%
Capmark Financial Group, Inc. (Acquired 5/3/07, Cost $49,979)(c) (i) 5.875% 05/10/2012	$50,000	$39,578
Capmark Financial Group, Inc. FRN (Acquired 5/3/07, Cost $630,000)(c) (i) 5.529% 05/10/2010	630,000	507,887
JSG Funding PLC 7.750% 04/01/2015	300,000	285,000
		832,465
Home Builders — 0.0%
Centex Corp. 5.250% 06/15/2015	55,000	46,575
Centex Corp. 6.500% 05/01/2016	20,000	17,775
Toll Brothers, Inc. 4.950% 03/15/2014	15,000	13,277
Toll Brothers, Inc. 5.950% 09/15/2013	10,000	9,234
		86,861
Insurance — 1.0%
Ace Ina Holdings 6.700% 05/15/2036	70,000	70,975
Allstate Corp. (The) 6.125% 05/15/2037	95,000	91,658
Allstate Financial Global Funding (Acquired 5/1/06, Cost $663,558)(c) (i) 4.250% 09/10/2008	680,000	678,185
AMBAC Financial Group, Inc. 6.150% 02/15/2037	45,000	32,867
Assured Guaranty US Holdings, Inc. VRN 6.400% 12/15/2016	35,000	32,881
AXA SA FRN(a) (Acquired 9/7/07, Cost $127,187)(c) (i) 6.379% 12/14/2036	150,000	129,270
Catlin Insurance Co., Ltd. (Acquired 9/11/07 - 9/24/07, Cost $246,941)(c) (i) 7.249% 12/14/2049	270,000	246,861
CNA Financial Corp. 7.250% 11/15/2023	75,000	77,043

	Principal Amount	Market Value
Liberty Mutual Group, Inc. (Acquired 5/23/06 - 9/11/07, Cost $183,388)(c) (i) 6.500% 03/15/2035	$205,000	$187,047
Liberty Mutual Group, Inc. (Acquired 8/10/06, Cost $93,158)(c) (i) 7.500% 08/15/2036	25,000	24,394
Liberty Mutual Group, Inc. (Acquired 8/29/07 - 9/24/07, Cost $156,487)(c) (i) 7.800% 03/15/2037	170,000	151,218
Lincoln National Corp. 6.200% 12/15/2011	160,000	168,712
Monumental Global Funding III FRN (Acquired 1/10/07, Cost $170,000)(c) (i) 5.443% 01/15/2014	170,000	165,194
Nationwide Financial Services 6.750% 05/15/2037	150,000	138,165
North Front VRN (Acquired 5/22/06, Cost $240,418)(c) (i) 5.810% 12/15/2024	250,000	239,204
XL Capital Ltd. 6.500% 10/15/2049	270,000	236,077
		2,669,751
Lodging — 0.0%
Wyndham Worldwide Corp. 6.000% 12/01/2016	80,000	75,872
Machinery – Construction & Mining — 0.0%
Atlas Copco AB (Acquired 5/15/07, Cost $49,978)(c) (i) 5.600% 05/22/2017	50,000	50,018
Manufacturing — 0.1%
General Electric Co. 5.000% 02/01/2013	125,000	126,590
Tyco International Group SA 6.875% 01/15/2029	45,000	45,575
Tyco International Group SA 7.000% 06/15/2028	25,000	26,460
		198,625

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Asset Allocation Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Media — 0.6%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp. (Acquired 5/1/06 - 11/16/06, Cost $435,591)(c) (i) 8.375% 04/30/2014	$425,000	$411,188
Comcast Corp. 5.875% 02/15/2018	60,000	59,819
Comcast Corp. 6.450% 03/15/2037	55,000	56,000
Comcast Corp. 6.950% 08/15/2037	50,000	53,964
Cox Communications, Inc. 7.750% 11/01/2010	50,000	53,332
McGraw-Hill Cos Inc. 5.375% 11/15/2012	50,000	50,912
News America, Inc. 6.400% 12/15/2035	90,000	91,048
News America, Inc. (Acquired 11/8/07, Cost $49,936)(c) (i) 6.650% 11/15/2037	50,000	51,574
Nielsen Finance LLC, Co. 10.000% 08/01/2014	325,000	332,313
Time Warner, Inc. 7.625% 04/15/2031	110,000	121,728
Umbella Acquistion, Inc. (Acquired 12/6/07, Cost $279,750)(c) (i) 9.750% 03/15/2015	300,000	273,375
		1,555,253
Mining — 0.0%
Freeport-McMoran Copper & Gold, Inc. 6.875% 02/01/2014	35,000	35,350
Oil & Gas — 0.4%
Apache Corp. 6.000% 01/15/2037	50,000	49,591
Canadian Natural Resources Ltd. 5.700% 05/15/2017	125,000	124,239
Enterprise Products Operating LP 5.600% 10/15/2014	100,000	99,799
Enterprise Products Operating LP 6.875% 03/01/2033	100,000	104,476

	Principal Amount	Market Value
EOG Resources, Inc. 5.875% 09/15/2017	$25,000	$25,631
Gaz Capital for Gazprom, Reg S 6.510% 03/07/2022	100,000	96,680
Husky Energy, Inc. 6.800% 09/15/2037	180,000	189,197
Marathon Oil Corp. 6.600% 10/01/2037	85,000	88,631
Petrobras International Finance Co. 6.125% 10/06/2016	60,000	61,200
XTO Energy, Inc. 6.100% 04/01/2036	85,000	82,979
		922,423
Packaging & Containers — 0.1%
Jefferson Smurfit Corp. 7.500% 06/01/2013	300,000	287,250
Pharmaceuticals — 0.1%
AstraZeneca PLC 5.400% 09/15/2012	50,000	51,692
Cardinal Health, Inc. (Acquired 9/28/06, Cost $99,862)(c) (i) 5.800% 10/15/2016	100,000	102,493
Hospira, Inc. 5.550% 03/30/2012	40,000	40,675
		194,860
Pipelines — 0.3%
Gulfstream Natural Gas System LLC (Acquired 6/1/06, Cost $243,573)(c) (i) 6.190% 11/01/2025	250,000	242,836
Kinder Morgan Energy Partners LP 5.125% 11/15/2014	65,000	63,333
Kinder Morgan Energy Partners LP 6.000% 02/01/2017	145,000	144,992
Kinder Morgan Energy Partners LP 6.500% 02/01/2037	60,000	59,301
Southern Natural Gas Co. (Acquired 3/14/07, Cost $159,951)(c) (i) 5.900% 04/01/2017	160,000	157,371
Trans-Canada Pipelines 6.200% 10/15/2037	75,000	74,467
The Williams Companies, Inc. 7.875% 09/01/2021	45,000	49,894

	Principal Amount	Market Value
Williams Cos., Inc. 8.750% 03/15/2032	$45,000	$55,013
		847,207
Real Estate Investment Trusts (REITS) — 0.4%
Brandywine Operating Partnership LP REIT 5.400% 11/01/2014	155,000	147,200
Brandywine Operating Partnership LP REIT 5.700% 05/01/2017	165,000	152,849
Brandywine Operating Partnership LP REIT 6.000% 04/01/2016	30,000	28,742
Developers Diversified Realty Corp. REIT 5.000% 05/03/2010	150,000	147,600
Developers Diversified Realty Corp. REIT 5.500% 05/01/2015	20,000	18,685
Hospitality Properties Trust 6.700% 01/15/2018	75,000	74,070
Kimco Realty Corp. REIT 4.820% 06/01/2014	50,000	46,479
Prologis REIT 5.250% 11/15/2010	170,000	169,331
Prologis REIT 5.625% 11/15/2015	45,000	43,046
Simon Property Group LP REIT 5.875% 03/01/2017	75,000	71,895
		899,897
Regional (State & Province) — 0.1%
New Brunswick Province ADR (Canada) 5.200% 02/21/2017	120,000	125,640
Retail — 0.3%
Costco Wholesale Corp. 5.300% 03/15/2012	300,000	307,912
CVS Caremark Corp. (Acquired 11/14/06, Cost $30,732)(c) (i) 5.298% 01/11/2027	30,005	27,995
Federated Retail Holding 6.375% 03/15/2037	60,000	52,293
Home Depot, Inc. FRN 5.116% 12/16/2009	170,000	166,549
Limited Brands, Inc. 6.900% 07/15/2017	15,000	14,493
Michaels Stores, Inc.(b) 10.000% 11/01/2014	200,000	190,000
		759,242

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Asset Allocation Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Savings & Loans — 0.3%
Independence Community Bank Corp. 4.900% 09/23/2010	$170,000	$170,223
Washington Mutual Preferred Funding FRN (Acquired 10/18/07, Cost $300,000)(c) (i) 9.750% 12/15/2017	300,000	240,000
Washington Mutual Preferred Funding II 6.665% 12/31/2049	200,000	118,000
Washington Mutual, Inc. 5.000% 03/22/2012	50,000	43,851
Washington Mutual, Inc. 5.250% 09/15/2017	75,000	62,552
		634,626
Sovereign — 0.1%
Swedish Export Credit ADR (Sweden) 5.125% 03/01/2017	120,000	123,716
Telecommunications — 0.7%
British Telecommunications PLC 5.950% 01/15/2018	100,000	100,794
Cisco Systems, Inc. 5.250% 02/22/2011	50,000	51,263
Intelsat Subsidiary Holding Co. Ltd. 8.250% 01/15/2013	75,000	75,375
New Cingular Wireless Services, Inc. 8.750% 03/01/2031	25,000	32,400
Nextel Communications, Inc. 6.875% 10/31/2013	105,000	103,438
Qwest Capital Funding, Inc. 7.250% 02/15/2011	150,000	147,750
Qwest Communications International, Inc. 7.250% 02/15/2011	275,000	275,000
SBC Communications, Inc. 5.625% 06/15/2016	50,000	50,571
Sprint Capital Corp. 6.875% 11/15/2028	25,000	23,709
Sprint Capital Corp. 8.750% 03/15/2032	180,000	202,896

	Principal Amount	Market Value
Telecom Italia Capital SA ADR (Italy) 7.200% 07/18/2036	$55,000	$60,641
US Unwired, Inc. 10.000% 06/15/2012	320,000	339,255
Valor Telecommunications Enterprises LLC/Finance Corp. 7.750% 02/15/2015	150,000	158,371
Verizon Communications, Inc. 5.500% 04/01/2017	100,000	100,465
Vodafone Group PLC 6.150% 02/27/2037	50,000	49,381
		1,771,309
Transportation — 0.0%
BNSF Funding Trust I FRN 6.613% 01/15/2026	15,000	14,006
Burlington Northern Santa Fe Corp. 6.150% 05/01/2037	60,000	58,328
Union Pacific Corp. 5.750% 11/15/2017	15,000	14,943
		87,277
TOTAL CORPORATE DEBT (Cost $23,012,726)		22,186,484
NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 4.8%
Commercial MBS — 1.1%
American Tower Trust, Series 2007-1A, Class AFX (Acquired 4/27/07, Cost $75,000)(c) (i) 5.420% 04/15/2037	75,000	72,748
American Tower Trust, Series 2007-1A, Class B (Acquired 4/27/07, Cost $50,000)(c) (i) 5.537% 04/15/2037	50,000	47,934
American Tower Trust, Series 2007-1A, Class D (Acquired 4/27/07, Cost $400,000)(c) (i) 5.957% 04/15/2037	400,000	370,072

	Principal Amount	Market Value
CS First Boston Mortgage Securities Corp., Series 2001-CP4, Class A4 6.180% 12/15/2035	$125,000	$129,421
CS First Boston Mortgage Securities Corp., Series 2004-C1, Class E (Acquired 10/3/07, Cost $213,021)(c) (i) 5.015% 01/15/2037	225,000	195,618
CS First Boston Mortgage Securities Corp., Series 2004-C5, Class A3 4.499% 11/15/2037	180,000	175,680
CS First Boston Mortgage Securities Corp., Series 2005-C1, Class A3 4.813% 02/15/2038	125,000	122,826
GMAC Commercial Mortgage Securities, Inc., Series 2001-C1, Class A2 6.465% 04/15/2034	249,523	258,894
Greenwich Capital Commercial Funding Corp., Series 2002-C1, Class A2 4.112% 01/11/2017	423,913	414,791
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP7, Class A4 FRN 6.065% 04/15/2045	50,000	51,835
LB-UBS Commercial Mortgage Trust, Series 2002-C1, Class A4 6.462% 03/15/2031	600,000	630,561
Merrill Lynch Mortgage Trust, Series 2005-LC1, Class A2 5.202% 01/12/2044	125,000	125,201
Salomon Brothers Mortgage Securities VII, Inc., Series 2001-C2, Class H 7.676% 11/13/2011	175,000	165,789
		2,761,370

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Asset Allocation Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Credit Card ABS — 0.4%
MBNA Credit Card Master Note Trust, Series 2003-1C, Class C FRN 6.730% 06/15/2012	$325,000	$323,986
MBNA Credit Card Master Note Trust, Series 2003-3C, Class C 6.378% 10/15/2010	325,000	323,934
Washington Mutual Master Note Trust, Series 2006-A2A, Class A FRN (Acquired 9/13/07, Cost $96,828)(c) (i) 5.080% 06/15/2015	100,000	97,625
Washington Mutual Master Note Trust, Series 2007-A4A, Class A4 (Acquired 10/30/07, Cost $99,980)(c) (i) 5.200% 10/15/2014	100,000	102,531
		848,076
Home Equity ABS — 0.2%
GMAC Mortgage Corp. Loan Trust, Series 2007-HE2, Class A3 6.193% 12/25/2037	250,000	247,461
GSAA Trust, Series 2006-7, Class AF5A, STEP 6.205% 03/25/2046	50,000	49,412
Home Equity Mortgage Trust, Series 2006-3, Class A1 5.472% 09/25/2036	24,903	17,811
Irwin Home Equity Corp., Series 2006-P1, Class 2A4 (Acquired 8/6/07, Cost $264,688)(c) (i) 5.800% 06/25/2037	275,000	258,543
		573,227

	Principal Amount	Market Value
Other ABS — 0.0%
New Century Home Equity Loan Trust, Series 2006-2, Class A2B FRN 5.025% 08/25/2036	$50,000	$44,602
WL Collateral CMO — 3.0%
American Home Mortgage Assets, Series 2007-3, Class II2A1 6.250% 06/25/2037	99,499	97,842
Bear Stearns Asset Backed Securities Trust, Series 2005-AC3, Class 2A1 5.250% 06/25/2020	107,078	106,429
Countrywide Alternative Loan Trust, Series 2007-2CB, Class 1A9 5.750% 03/25/2037	236,287	232,172
Countrywide Alternative Loan Trust, Series 2007-HY4, Class 3A1 5.909% 06/25/2047	162,801	158,443
Countrywide Alternative Loan Trust, Series 2007-HY4, Class 4A1 FRN 5.963% 06/25/2047	229,034	221,247
Countrywide Home Loan Mortgage Pass Through Trust, Series 2006-HYB5, Class 3A1B VRN 5.923% 09/20/2036	37,503	37,227
CS First Boston Mortgage Securities Corp., Series 2003-23, Class 8A1 5.000% 09/25/2018	87,602	83,813
CS First Boston Mortgage Securities Corp., Series 2005-7, Class 3A1 5.000% 08/25/2020	44,264	42,369
CSAB Mortgage Backed Trust, Series 2006-2, Class A6A 5.720% 09/25/2036	350,000	325,445

	Principal Amount	Market Value
Indymac IMSC Mortgage Loan Trust, Series 2007-F3, Class 2A1 6.500% 08/25/2037	$250,003	$251,331
Indymac Index Mortgage Loan Trust, Series 2005-AR35, Class 2A1 VRN 5.992% 02/25/2036	761,478	750,087
Indymac Index Mortgage Loan Trust, Series 2006-AR5, Class 2A1 VRN 5.845% 05/25/2036	88,591	86,868
J.P.Morgan Alternative Loan Trust, Series 2006-S3, Class A6 6.120% 08/25/2036	375,000	360,533
Lehman Mortgage Trust, Series 2007-7, Class 6A4 7.000% 07/25/2037	47,098	48,143
Lehman Mortgage Trust, Series 2007-8, Class 3A1 7.250% 08/25/2037	322,689	321,378
MASTR Alternative Loans Trust, Series 2004-5, Class 5A1 4.750% 06/25/2019	268,282	254,468
Residential Accredit Loans, Inc., Series 2007-GS11, Class A1 7.000% 10/25/2037	367,791	369,515
Residential Accredit Loans, Inc., Series 2007-QS9, Class A33 6.500% 07/25/2037	72,201	72,404
Residential Asset Securitization Trust, Series 2004-A6, Class A1 5.000% 08/25/2019	573,282	548,713
Residential Funding Mortgage Securities II, Inc., Series 2007-HSA2, Class A1F 8.470% 04/25/2037	37,211	37,042

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Asset Allocation Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-4, Class 5A1 FRN 5.924% 05/25/2036	$337,912	$332,032
Washington Mutual Mortgage Pass Through Certificates, Series 2007-HY5, Class 3A1 5.828% 05/25/2037	754,803	737,649
Washington Mutual, Inc., Series 2003-S2, Class A1 5.000% 05/25/2018	253,158	246,437
Washington Mutual, Inc., Series 2003-S6, Class 2A3 4.750% 07/25/2018	193,789	186,969
Washington Mutual, Inc., Series 2003-S7, Class A1 4.500% 08/25/2018	67,823	64,846
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR15, Class A1 FRN 5.657% 10/25/2036	748,556	736,488
Wells Fargo Mortgage Backed Securities Trust, Series 2003-16, Class 2A1 4.500% 12/25/2018	65,102	62,247
Wells Fargo Mortgage Backed Securities Trust, Series 2003-3, Class 2A1 5.250% 04/25/2033	96,653	94,914
Wells Fargo Mortgage Backed Securities Trust, Series 2006-1, Class A3 5.000% 03/25/2021	889,745	866,595
		7,733,646
WL Collateral Support CMO — 0.1%
Residential Accredit Loans, Inc., Series 2007-QS11, Class A2 7.000% 10/25/2037	269,713	261,538
TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $12,381,432)		12,222,459

	Principal Amount	Market Value
SOVEREIGN DEBT OBLIGATIONS — 2.0%
Sovereign
Bundesrepub. Deutschland EUR(d) 4.250% 07/04/2014	$510,000	$751,539
Bundesrepub. Deutschland EUR(d) 4.500% 07/04/2009	350,000	517,760
Canadian Government CAD(d) 4.500% 06/01/2015	70,000	73,688
France Government Bond EUR(d) 4.750% 04/25/2035	170,000	253,183
Japanese Government Bond JPY(d) 0.500% 06/20/2013	90,000,000	779,600
Queensland Treasury Corp. AUD(d) 6.000% 10/14/2015	70,000	58,295
Republic of Brazil BRL(d) 10.250% 01/10/2028	675,000	367,107
Republic of Colombia 7.375% 09/18/2037	200,000	222,500
Republic of Colombia 10.000% 01/23/2012	100,000	116,250
Republic of Colombia COP(d) 9.850% 06/28/2027	130,000,000	64,251
Republic of Colombia COP(d) 12.000% 10/22/2015	315,000,000	174,414
Republic of Hungary HUF(d) 6.750% 02/24/2017	13,000,000	73,807
Republic of Indonesia IDR(d) 10.250% 07/15/2027	1,468,000,000	150,018
Republic of Poland PLN(d) 5.000% 10/24/2013	200,000	78,006
Republic of Poland PLN(d) 5.750% 09/23/2022	215,000	87,388
Republic of South Africa ZAR(d) 10.500% 12/21/2026	325,000	58,253
Republic of Turkey TRY(d) 0.000% 07/16/2008	565,000	446,414
Republic of Turkey TRY(d) 10.000% 02/15/2012	175,000	169,528
Sweden Government Bond SEK(d) 6.750% 05/05/2014	1,060,000	188,094

	Principal Amount	Market Value
United Kingdom GBP(d) 4.000% 09/07/2016	$20,000	$38,686
United Kingdom GBP(d) 4.250% 06/07/2032	60,000	118,038
United Kingdom Treasury GBP(d) 5.000% 09/07/2014	120,000	247,405
United Mexican States MXN(d) 10.000% 12/05/2024	1,010,000	107,681
		5,141,905
TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $4,740,286)		5,141,905
U.S. GOVERNMENT AGENCY OBLIGATIONS — 10.4%
U.S. Government Agencies
Collateralized Mortgage Obligations — 0.3%
FHLMC, Series 3233, Class PA 6.000% 10/15/2036	113,095	116,513
FHLMC, Series 3312, Class PA 5.500% 05/15/2037	121,930	122,771
FNMA, Series 2007-33, Class HE 5.500% 04/25/2037	168,052	169,298
FNMA, Series 2007-40, Class PT 5.500% 05/25/2037	339,021	340,812
		749,394
Farmer Mac — 0.1%
Farmer Mac (Acquired 7/13/06, Cost $249,058)(c) (i) 5.500% 07/15/2011	250,000	262,564
Federal Home Loan Bank — 0.6%
Federal Home Loan Bank 4.625% 11/21/2008	325,000	326,042
Federal Home Loan Bank 5.125% 08/14/2013	200,000	210,497
Federal Home Loan Bank 5.625% 06/13/2016	490,000	516,866
Federal Home Loan Bank 5.750% 06/27/2016	545,000	579,315
		1,632,720

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Asset Allocation Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Pass-Through Securities — 9.4%
FHLMC 5.250% 07/18/2011	$2,225,000	$2,329,543
FHLMC 6.405% 02/01/2037	145,853	148,536
FHLMC 6.625% 09/15/2009	1,195,000	1,253,390
FNMA 5.000% 12/01/2020- 08/01/2036	642,491	637,003
FNMA 5.250% 08/01/2012	1,660,000	1,729,406
FNMA 5.500% 06/01/2021- 05/01/2037	7,506,415	7,504,634
FNMA 6.000% 04/01/2026- 03/01/2037	6,925,602	7,033,891
FNMA 6.250% 05/15/2029	150,000	176,054
FNMA 6.500% 07/01/2035- 08/01/2037	2,405,967	2,476,547
FNMA 7.000% 03/01/2037- 10/01/2047	684,882	705,261
		23,994,265
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $26,112,099)		26,638,943
U.S. TREASURY OBLIGATIONS — 3.1%
U.S. Treasury Bond(b) 4.500% 02/15/2036	190,000	191,039
U.S. Treasury Bond(b) 5.000% 05/15/2037	945,000	1,028,573
U.S. Treasury Bond 5.250% 02/15/2029	200,000	220,125
U.S. Treasury Bond 6.250% 08/15/2023	635,000	760,214
U.S. Treasury Bond 7.875% 02/15/2021	75,000	100,863
U.S. Treasury Bond 8.875% 08/15/2017	66,000	90,796
U.S. Treasury Bond 11.250% 02/15/2015	845,000	1,234,690
U.S. Treasury Inflation Index 2.000% 04/15/2012	257,393	266,864
U.S. Treasury Note 3.625% 07/15/2009	175,000	176,354
U.S. Treasury Note 3.625% 05/15/2013	500,000	503,242

	Principal Amount	Market Value
U.S. Treasury Note(b) 3.875% 02/15/2013	$110,000	$112,166
U.S. Treasury Note 4.250% 09/30/2012	1,140,000	1,179,722
U.S. Treasury Note 4.625% 12/31/2011	1,460,000	1,531,175
U.S. Treasury Note 4.875% 04/30/2011	580,000	610,767
		8,006,590
TOTAL U.S. TREASURY OBLIGATIONS (Cost $7,820,098)		8,006,590
TOTAL BONDS & NOTES (Cost $78,494,713)		78,462,064
TOTAL LONG TERM INVESTMENTS (Cost $251,718,609)		250,663,689
SHORT-TERM INVESTMENTS — 6.6%
Cash Equivalents — 4.9%(g)
Abbey National North America Eurodollar Time Deposit 5.000% 01/09/2008	298,940	298,940
Abbey National North America Eurodollar Time Deposit 5.160% 01/07/2008	298,940	298,940
ABN AMRO Bank NV Eurodollar Time Deposit 5.145% 01/03/2008	179,364	179,364
ABN AMRO Bank NV Eurodollar Time Deposit 5.160% 01/04/2008	239,152	239,152
ABN AMRO Bank NV Eurodollar Time Deposit 5.185% 01/04/2008	239,152	239,152
Bank of Nova Scotia Eurodollar Time Deposit 4.850% 01/22/2008	149,470	149,470
Bank of Nova Scotia Eurodollar Time Deposit 4.960% 01/17/2008	149,470	149,470
Bank of Nova Scotia Eurodollar Time Deposit 5.150% 01/03/2008	418,516	418,516

	Principal Amount	Market Value
Bank of Scotland Eurodollar Time Deposit 4.870% 02/11/2008	$239,152	$239,152
Bank of Scotland Eurodollar Time Deposit 5.150% 01/02/2008	179,364	179,364
Barclays Eurodollar Time Deposit 4.880% 02/06/2008	149,470	149,470
Barclays Eurodollar Time Deposit 5.000% 01/22/2008	179,364	179,364
Barclays Eurodollar Time Deposit 5.150% 02/12/2008	179,364	179,364
Barclays Eurodollar Time Deposit 5.350% 01/04/2008	179,364	179,364
BNP Paribas NY Branch Eurodollar Time Deposit 5.010% 01/16/2008	179,364	179,364
BNP Paribas NY Branch Eurodollar Time Deposit 5.150% 01/02/2008	239,152	239,152
BNP Paribas NY Branch Eurodollar Time Deposit 5.200% 01/11/2008	298,940	298,940
Calyon Eurodollar Time Deposit 4.250% 01/02/2008	1,270,496	1,270,496
Calyon Eurodollar Time Deposit 5.120% 03/03/2008	239,152	239,152
Dexia Credit Local Eurodollar Time Deposit 4.755% 01/03/2008	179,364	179,364
Dexia Credit Local Eurodollar Time Deposit 4.815% 01/04/2008	149,470	149,470

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Asset Allocation Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Fifth Third Bancorp Time Deposit 2.750% 01/02/2008	$269,046	$269,046
Fortis Bank Eurodollar Time Deposit 4.300% 01/02/2008	89,682	89,682
Fortis Bank Eurodollar Time Deposit 4.600% 01/07/2008	298,940	298,940
JP Morgan Chase & Co. Eurodollar Time Deposit 5.150% 02/12/2008	298,940	298,940
Lloyds TSB Bank PLC Eurodollar Time Deposit 4.750% 01/24/2008	298,940	298,940
Lloyds TSB Bank PLC Eurodollar Time Deposit 5.150% 01/03/2008	179,365	179,365
Rabobank USA Finance Corp. Eurodollar Time Deposit 4.880% 01/10/2008	179,365	179,365
Rabobank USA Finance Corp. Eurodollar Time Deposit 5.080% 01/09/2008	209,259	209,259
Reserve Primary Money Market Fund(e)	710,432	710,432
Royal Bank of Scotland Eurodollar Time Deposit 4.700% 02/25/2008	298,941	298,941
Royal Bank of Scotland Eurodollar Time Deposit 4.830% 02/05/2008	149,471	149,471
Royal Bank of Scotland Eurodollar Time Deposit 5.000% 01/22/2008	149,471	149,471
Societe Generale Eurodollar Time Deposit 4.900% 02/29/2008	239,153	239,153

	Principal Amount	Market Value
Societe Generale Eurodollar Time Deposit 5.150% 01/02/2008	$209,259	$209,259
Societe Generale Eurodollar Time Deposit 5.150% 03/03/2008	209,259	209,259
Svenska Handelsbanken Eurodollar Time Deposit 4.250% 01/02/2008	1,760,271	1,760,271
Toronto Dominion Bank Ltd. Eurodollar Time Deposit 4.800% 02/11/2008	298,940	298,940
Toronto Dominion Bank Ltd. Eurodollar Time Deposit 5.050% 01/11/2008	119,576	119,576
Toronto Dominion Bank Ltd. Eurodollar Time Deposit 5.100% 01/10/2008	298,940	298,940
UBS Finance Delaware LLC Eurodollar Time Deposit 4.920% 01/11/2008	298,940	298,940
Wells Fargo Eurodollar Time Deposit 4.600% 01/02/2008	149,470	149,470
Wells Fargo Eurodollar Time Deposit 4.750% 01/08/2008	209,258	209,258
		12,559,938
Repurchase Agreements — 1.5%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/2007, 2.55%, due 01/02/2008(f)	3,836,646	3,836,646
U.S. Government Agencies — 0.2%
Federal Home Loan Bank FRN 3.560% 03/12/2008	415,000	414,981

Market Value
TOTAL SHORT-TERM INVESTMENTS (Cost $16,811,565)	$16,811,565
TOTAL INVESTMENTS — 104.8% (Cost $268,530,174)(h)	267,475,254
Other Assets/ (Liabilities) — (4.8%)	(12,181,070)
NET ASSETS — 100.0%	$255,294,184

Notes to Portfolio of Investments

ADR - American Depository Receipt

AUD - Australian Dollar

BRL - Brazilian Real

CAD - Canadian Dollar

COP - Colombian Peso

EUR - Euro

FRN - Floating Rate Note

GBP - British Pound

HUF - Hungarian Forint

IDR - Indonesian Rupiah

JPY - Japanese Yen

MXN - Mexican Peso

PLN - Polish Zloty

SEK - Swedish Kronor

STEP - Step up bond

TRY - New Turkish Lira

VRN - Variable Rate Note

ZAR - South African Rand

(a)  Non-income producing security.

(b)  Denotes all or a portion of security on loan. (Note 2).

(c)  Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2007, these securities amounted to a value of $10,287,254 or 4.0% of net assets.

(d)  The principal amount of the security is in foreign currency. The market value is in U.S. dollars.

(e)  Principal amount represents shares owned of the fund.

(f)  Maturity value of $3,837,194. Collateralized by a U.S. Government Agency obligation with a rate of 5.378%, maturity date of 12/15/2035, and an aggregate market value, including accrued interest, of $3,914,855.

(g)  Represents investments of security lending collateral. (Note 2).

(h)  See Note 6 for aggregate cost for Federal tax purposes.

(i)  Restricted security. (Note 2)

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Equity Income Fund – Portfolio of Investments

December 31, 2007

	Number of Shares	Market Value
EQUITIES — 94.1%
COMMON STOCK — 94.1%
Aerospace & Defense — 0.4%
Raytheon Co.	23,000	$1,396,100
Agriculture — 0.5%
UST, Inc.(a)	31,000	1,698,800
Airlines — 0.3%
Southwest Airlines Co.	79,800	973,560
Auto Manufacturers — 0.2%
Ford Motor Co.(a) (b)	126,900	854,037
Banks — 6.9%
The Bank of New York Mellon Corp.	99,800	4,866,248
Capital One Financial Corp.	47,100	2,225,946
Fifth Third Bancorp	111,700	2,807,021
KeyCorp	15,900	372,855
National City Corp.(a)	52,600	865,796
Royal Bank of Scotland Group PLC	130,800	1,185,136
State Street Corp.	40,200	3,264,240
SunTrust Banks, Inc.	67,500	4,218,075
U.S. Bancorp	145,700	4,624,518
Wells Fargo & Co.	55,500	1,675,545
		26,105,380
Beverages — 1.9%
Anheuser-Busch Cos., Inc.	78,700	4,119,158
The Coca-Cola Co.	47,700	2,927,349
		7,046,507
Biotechnology — 0.9%
Amgen, Inc.(b)	69,400	3,222,936
Building Materials — 1.1%
Masco Corp.	132,600	2,865,486
USG Corp.(a) (b)	40,400	1,445,916
		4,311,402
Chemicals — 1.6%
Du Pont (E.I.) de Nemours & Co.	71,700	3,161,253
International Flavors & Fragrances, Inc.(a)	63,800	3,070,694
		6,231,947
Commercial Services — 0.6%
Block (H&R), Inc.	131,200	2,436,384

	Number of Shares	Market Value
Computers — 1.5%
Computer Sciences Corp.(b)	31,000	$1,533,570
Dell, Inc.(b)	134,100	3,286,791
Electronic Data Systems Corp.	41,200	854,076
		5,674,437
Cosmetics & Personal Care — 2.4%
Avon Products, Inc.	65,200	2,577,356
Colgate-Palmolive Co.	35,700	2,783,172
The Procter & Gamble Co.	51,900	3,810,498
		9,171,026
Distribution & Wholesale — 0.6%
Genuine Parts Co.	45,500	2,106,650
Diversified Financial — 6.4%
The Charles Schwab Corp.	19,800	505,890
Citigroup, Inc.	92,300	2,717,312
Countrywide Financial Corp.(a)	76,200	681,228
Fannie Mae	67,300	2,690,654
JP Morgan Chase & Co.	202,200	8,826,030
Legg Mason, Inc.	35,300	2,582,195
Merrill Lynch & Co., Inc.	78,600	4,219,248
SLM Corp.	94,800	1,909,272
		24,131,829
Electric — 4.2%
Duke Energy Corp.	112,400	2,267,108
Entergy Corp.	29,200	3,489,984
FirstEnergy Corp.	39,600	2,864,664
Pinnacle West Capital Corp.	36,600	1,552,206
Progress Energy, Inc.	54,600	2,644,278
Teco Energy, Inc.(a)	48,900	841,569
Xcel Energy, Inc.	102,200	2,306,654
		15,966,463
Environmental Controls — 0.5%
Waste Management, Inc.	59,400	1,940,598
Foods — 3.0%
Campbell Soup Co.	31,300	1,118,349
General Mills, Inc.	56,900	3,243,300
The Hershey Co.(a)	77,500	3,053,500
Kraft Foods, Inc. Cl. A	73,700	2,404,831
McCormick & Co., Inc.	43,300	1,641,503
		11,461,483
Forest Products & Paper — 2.0%
International Paper Co.	159,600	5,167,848
MeadWestvaco Corp.	75,100	2,350,630
		7,518,478

	Number of Shares	Market Value
Gas — 0.8%
NiSource, Inc.	167,600	$3,165,964
Health Care – Products — 2.0%
Baxter International, Inc.	33,300	1,933,065
Boston Scientific Corp.(b)	62,000	721,060
Johnson & Johnson	71,800	4,789,060
		7,443,185
Home Builders — 0.3%
D.R. Horton, Inc.(a)	92,800	1,222,176
Home Furnishing — 0.7%
Sony Corp. JPY	35,700	1,932,009
Whirlpool Corp.	11,000	897,930
		2,829,939
Household Products — 2.2%
Avery Dennison Corp.	61,200	3,252,168
Fortune Brands, Inc.	38,600	2,793,096
Kimberly-Clark Corp.	31,900	2,211,946
		8,257,210
Housewares — 0.8%
Newell Rubbermaid, Inc.	117,800	3,048,664
Insurance — 5.5%
American International Group, Inc.	79,700	4,646,510
Chubb Corp.	31,000	1,691,980
Genworth Financial, Inc. Cl. A	59,800	1,521,910
Lincoln National Corp.	59,200	3,446,624
Marsh & McLennan Cos., Inc.	187,500	4,963,125
Progressive Corp.	89,500	1,714,820
St. Paul Travelers Cos.	55,600	2,991,280
		20,976,249
Internet — 0.7%
Yahoo!, Inc.(b)	119,300	2,774,918
Leisure Time — 0.6%
Harley-Davidson, Inc.	48,900	2,284,119
Manufacturing — 7.3%
3M Co.	55,800	4,705,056
Cooper Industries Ltd. Cl. A	36,200	1,914,256
Eastman Kodak Co.(a)	100,900	2,206,683
General Electric Co.	323,200	11,981,024
Honeywell International, Inc.	53,200	3,275,524
Illinois Tool Works, Inc.	67,500	3,613,950
		27,696,493

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Equity Income Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Media — 5.3%
Cablevision Systems Corp. Cl. A(b)	61,600	$1,509,200
CBS Corp. Cl. B	87,800	2,392,550
Comcast Corp. Cl. A(b)	15,900	290,334
Gannett Co., Inc.	82,100	3,201,900
The McGraw-Hill Cos., Inc.	79,800	3,496,038
New York Times Co. Cl. A(a)	125,900	2,207,027
Time Warner, Inc.	235,800	3,893,058
The Walt Disney Co.	98,500	3,179,580
		20,169,687
Mining — 1.2%
Alcoa, Inc.	63,300	2,313,615
Vulcan Materials Co.	27,300	2,159,157
		4,472,772
Oil & Gas — 11.0%
Anadarko Petroleum Corp.	59,800	3,928,262
BP PLC, Sponsored ADR (United Kingdom)	43,300	3,168,261
Chevron Corp.	99,000	9,239,670
Exxon Mobil Corp.	97,400	9,125,406
Hess Corp.	47,600	4,800,936
Murphy Oil Corp.	47,900	4,063,836
Royal Dutch Shell PLC Sponsored ADR (United Kingdom)	79,800	6,719,160
Statoil ASA, NOK	7,100	220,114
StatoilHydro ASA, SP ADR (Norway)	9,400	286,888
		41,552,533
Oil & Gas Services — 1.2%
BJ Services Co.	61,100	1,482,286
Schlumberger Ltd.	31,800	3,128,166
		4,610,452
Pharmaceuticals — 6.1%
Abbott Laboratories	48,200	2,706,430
Bristol-Myers Squibb Co.	104,200	2,763,384
Cardinal Health, Inc.	3,900	225,225
Eli Lilly & Co.	91,800	4,901,202
Merck & Co., Inc.	88,200	5,125,302
Pfizer, Inc.	179,500	4,080,035
Wyeth	72,700	3,212,613
		23,014,191
Pipelines — 0.4%
Spectra Energy Corp.	62,550	1,615,041
Retail — 2.7%
Bed Bath & Beyond, Inc.(a) (b)	90,100	2,648,039
The Home Depot, Inc.	135,000	3,636,900

	Number of Shares	Market Value
Walgreen Co.	3,900	$148,512
Wal-Mart Stores, Inc.	79,800	3,792,894
		10,226,345
Semiconductors — 1.5%
Analog Devices, Inc.	85,100	2,697,670
Applied Materials, Inc.	50,900	903,984
Intel Corp.	80,500	2,146,130
		5,747,784
Software — 2.0%
Microsoft Corp.	207,900	7,401,240
Telecommunications — 5.3%
Alcatel-Lucent Sponsored ADR (France)	199,500	1,460,340
AT&T, Inc.	189,800	7,888,088
Motorola, Inc.	121,100	1,942,444
Qwest Communications International, Inc.(a) (b)	365,800	2,564,258
Sprint Nextel Corp.	181,700	2,385,721
Verizon Communications, Inc.	83,800	3,661,222
		19,902,073
Toys, Games & Hobbies — 0.5%
Mattel, Inc.	102,000	1,942,080
Transportation — 1.0%
Union Pacific Corp.	19,800	2,487,276
United Parcel Service, Inc. Cl. B	16,800	1,188,096
		3,675,372
TOTAL COMMON STOCK (Cost $347,646,567)		356,276,504
PREFERRED STOCK — 0.0%
Diversified Financial
SLM Corp. Preferred, Convertible	200	206,701
TOTAL PREFERRED STOCK (Cost $200,000)		206,701
TOTAL EQUITIES (Cost $347,846,567)		356,483,205

	Principal Amount	Market Value
BONDS & NOTES — 0.1%
CORPORATE DEBT — 0.1%
Auto Manufacturers
Ford Motor Co. 4.250% 12/15/2036	$366,000	$363,713
TOTAL CORPORATE DEBT (Cost $366,000)		363,713
TOTAL BONDS & NOTES (Cost $366,000)		363,713
	Number of Shares
MUTUAL FUND — 2.6%
Financial Services
Government Reserve Investment Fund	9,689,405	9,689,405
TOTAL MUTUAL FUND (Cost $9,689,405)		9,689,405
TOTAL LONG TERM INVESTMENTS (Cost $357,901,972)		366,536,323
	Principal Amount
SHORT-TERM INVESTMENTS — 8.0%
Cash Equivalents — 5.4%(d)
Abbey National North America Eurodollar Time Deposit 5.000% 01/09/2008	$481,864	481,864
Abbey National North America Eurodollar Time Deposit 5.160% 01/07/2008	481,867	481,867
ABN AMRO Bank NV Eurodollar Time Deposit 5.145% 01/03/2008	289,118	289,118
ABN AMRO Bank NV Eurodollar Time Deposit 5.160% 01/04/2008	385,491	385,491
ABN AMRO Bank NV Eurodollar Time Deposit 5.185% 01/04/2008	385,491	385,491
Bank of Nova Scotia Eurodollar Time Deposit 4.850% 01/22/2008	240,932	240,932

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Equity Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Bank of Nova Scotia Eurodollar Time Deposit 4.960% 01/17/2008	$240,932	$240,932
Bank of Nova Scotia Eurodollar Time Deposit 5.150% 01/03/2008	674,610	674,610
Bank of Scotland Eurodollar Time Deposit 4.870% 02/11/2008	385,491	385,491
Bank of Scotland Eurodollar Time Deposit 5.150% 01/02/2008	289,118	289,118
Barclays Eurodollar Time Deposit 4.880% 02/06/2008	240,932	240,932
Barclays Eurodollar Time Deposit 5.000% 01/22/2008	289,118	289,118
Barclays Eurodollar Time Deposit 5.150% 02/12/2008	289,118	289,118
Barclays Eurodollar Time Deposit 5.350% 01/04/2008	289,118	289,118
BNP Paribas NY Branch Eurodollar Time Deposit 5.010% 01/16/2008	289,118	289,118
BNP Paribas NY Branch Eurodollar Time Deposit 5.150% 01/02/2008	385,491	385,491
BNP Paribas NY Branch Eurodollar Time Deposit 5.200% 01/11/2008	481,864	481,864
Calyon Eurodollar Time Deposit 4.250% 01/02/2008	2,047,922	2,047,922
Calyon Eurodollar Time Deposit 5.120% 03/03/2008	385,491	385,491
Dexia Credit Local Eurodollar Time Deposit 4.755% 01/03/2008	289,118	289,118
Dexia Credit Local Eurodollar Time Deposit 4.815% 01/04/2008	240,932	240,932
Fifth Third Bancorp Time Deposit 2.750% 01/02/2008	433,678	433,678
Fortis Bank Eurodollar Time Deposit 4.300% 01/02/2008	144,559	144,559
Fortis Bank Eurodollar Time Deposit 4.600% 01/07/2008	481,864	481,864

	Principal Amount	Market Value
JP Morgan Chase & Co. Eurodollar Time Deposit 5.150% 02/12/2008	$481,864	$481,864
Lloyds TSB Bank PLC Eurodollar Time Deposit 4.750% 01/24/2008	481,864	481,864
Lloyds TSB Bank PLC Eurodollar Time Deposit 5.150% 01/03/2008	289,118	289,118
Rabobank USA Finance Corp. Eurodollar Time Deposit 4.880% 01/10/2008	289,118	289,118
Rabobank USA Finance Corp. Eurodollar Time Deposit 5.080% 01/09/2008	337,305	337,305
Reserve Primary Money Market Fund(c)	1,145,150	1,145,150
Royal Bank of Scotland Eurodollar Time Deposit 4.700% 02/25/2008	481,864	481,864
Royal Bank of Scotland Eurodollar Time Deposit 4.830% 02/05/2008	240,932	240,932
Royal Bank of Scotland Eurodollar Time Deposit 5.000% 01/22/2008	240,932	240,932
Societe Generale Eurodollar Time Deposit 4.900% 02/29/2008	385,491	385,491
Societe Generale Eurodollar Time Deposit 5.150% 01/02/2008	337,305	337,305
Societe Generale Eurodollar Time Deposit 5.150% 03/03/2008	337,305	337,305
Svenska Handelsbanken Eurodollar Time Deposit 4.250% 01/02/2008	2,837,394	2,837,394
Toronto Dominion Bank Ltd. Eurodollar Time Deposit 4.800% 02/11/2008	481,864	481,864
Toronto Dominion Bank Ltd. Eurodollar Time Deposit 5.050% 01/11/2008	192,746	192,746
Toronto Dominion Bank Ltd. Eurodollar Time Deposit 5.100% 01/10/2008	481,864	481,864
UBS Finance Delaware LLC Eurodollar Time Deposit 4.920% 01/11/2008	481,864	481,864
Wells Fargo Eurodollar Time Deposit 4.600% 01/02/2008	240,932	240,932

	Principal Amount	Market Value
Wells Fargo Eurodollar Time Deposit 4.750% 01/08/2008	$337,305	$337,305
		20,245,454
Repurchase Agreements — 2.6%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/2007, 2.55%, due 01/02/2008(e)	9,976,241	9,976,241
TOTAL SHORT-TERM INVESTMENTS (Cost $30,221,695)		30,221,695
TOTAL INVESTMENTS — 104.8% (Cost $388,123,667)(f)		396,758,018
Other Assets/ (Liabilities) — (4.8%)		(18,142,175)
NET ASSETS — 100.0%		$378,615,843

Notes to Portfolio of Investments

ADR - American Depository Receipt

JPY - Japanese Yen

NOK - Norwegian Krone

(a)  Denotes all or a portion of security on loan. (Note 2).

(b)  Non-income producing security.

(c)  Principal amount represents shares owned of the fund.

(d)  Represents investments of security lending collateral. (Note 2).

(e)  Maturity value of $9,977,654. Collateralized by U.S. Government Agency obligations with rates ranging from 4.735% to 5.633%, maturity dates ranging from 4/01/2035 to 5/01/2035, and an aggregate market value, including accrued interest, of $10,177,354.

(f)  See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Income & Growth Fund – Portfolio of Investments

December 31, 2007

	Number of Shares	Market Value
EQUITIES — 99.6%
COMMON STOCK — 99.6%
Aerospace & Defense — 4.4%
Boeing Co.	26,073	$2,280,345
Lockheed Martin Corp.	17,342	1,825,419
Northrop Grumman Corp.	29,332	2,306,668
Raytheon Co.	4,235	257,064
		6,669,496
Agriculture — 0.4%
Altria Group, Inc.	3,864	292,041
Reynolds American, Inc.(a)	4,153	273,932
		565,973
Airlines — 0.1%
Southwest Airlines Co.	16,790	204,838
Apparel — 0.1%
VF Corp.	2,900	199,114
Auto Manufacturers — 0.2%
Ford Motor Co.(a) (b)	54,997	370,130
Automotive & Parts — 1.0%
Magna International, Inc. Cl. A	17,956	1,444,201
Banks — 3.8%
Bank of America Corp.	81,258	3,352,705
The Bank of New York Mellon Corp.	5,478	267,107
Capital One Financial Corp.	11,124	525,720
Marshall & Ilsley Corp.	10,837	286,964
Royal Bank of Canada	9,512	485,492
U.S. Bancorp	27,388	869,295
		5,787,283
Beverages — 1.5%
Coca-Cola Enterprises, Inc.	21,921	570,604
Molson Coors Brewing Co. Cl. B	12,024	620,679
The Pepsi Bottling Group, Inc.	20,018	789,910
PepsiAmericas, Inc.	7,240	241,237
		2,222,430
Biotechnology — 1.9%
Amgen, Inc.(b)	44,287	2,056,688
Genzyme Corp.(b)	5,710	425,052
Invitrogen Corp.(b)	3,636	339,639
		2,821,379

	Number of Shares	Market Value
Building Materials — 0.2%
Masco Corp.(a)	13,056	$282,140
Chemicals — 1.7%
CF Industries Holdings, Inc.	1,932	212,636
Du Pont (E.I.) de Nemours & Co.	35,576	1,568,546
Methanex Corp.(a)	26,519	731,924
Terra Industries, Inc.(b)	1,313	62,709
		2,575,815
Coal — 0.4%
Alpha Natural Resources, Inc.(b)	12,145	394,470
Walter Industries, Inc.	6,926	248,851
		643,321
Commercial Services — 1.8%
Accenture Ltd. Cl. A	50,533	1,820,704
Deluxe Corp.	5,763	189,545
Donnelley (R.R.) & Sons Co.	16,447	620,710
McKesson Corp.	1,409	92,304
		2,723,263
Computers — 8.2%
Apple, Inc.(b)	2,530	501,142
Computer Sciences Corp.(b)	35,128	1,737,782
Electronic Data Systems Corp.	33,478	693,999
Hewlett-Packard Co.	68,219	3,443,695
International Business Machines Corp.	34,246	3,701,993
Seagate Technology	45,385	1,157,317
Western Digital Corp.(b)	36,666	1,107,680
		12,343,608
Cosmetics & Personal Care — 0.4%
The Procter & Gamble Co.	9,270	680,603
Diversified Financial — 8.7%
The Charles Schwab Corp.	5,031	128,542
Citigroup, Inc.	81,855	2,409,811
Fannie Mae	3,688	147,446
Freddie Mac	4,076	138,869
The Goldman Sachs Group, Inc.	12,196	2,622,750
JP Morgan Chase & Co.	77,356	3,376,589
Lehman Brothers Holdings, Inc.	21,724	1,421,619

	Number of Shares	Market Value
Merrill Lynch & Co., Inc.	20,876	$1,120,624
Morgan Stanley	32,172	1,708,655
		13,074,905
Electric — 2.6%
Edison International	23,917	1,276,450
Exelon Corp.	9,731	794,439
FPL Group, Inc.	15,403	1,042,321
Progress Energy, Inc.	5,240	253,773
Reliant Energy, Inc.(b)	18,037	473,291
		3,840,274
Electronics — 0.9%
Avnet, Inc.(b)	28,054	981,048
Tyco Electronics Ltd.	7,391	274,428
Vishay Intertechnology, Inc.(b)	4,216	48,105
		1,303,581
Engineering & Construction — 0.1%
Jacobs Engineering Group, Inc.(b)	352	33,655
Perini Corp.(b)	3,279	135,816
		169,471
Entertainment — 0.2%
Regal Entertainment Group Cl. A(a)	18,780	339,355
Foods — 1.0%
General Mills, Inc.	24,295	1,384,815
Kraft Foods, Inc. Cl. A	2,673	87,220
		1,472,035
Forest Products & Paper — 0.1%
Potlatch Corp.	2,463	109,456
Health Care – Products — 4.8%
Baxter International, Inc.	12,695	736,945
Becton, Dickinson & Co.	22,339	1,867,094
Covidien Ltd.	7,391	327,347
Johnson & Johnson	63,551	4,238,852
		7,170,238
Health Care – Services — 3.3%
Aetna, Inc.	24,912	1,438,170
AMERIGROUP Corp.(a) (b)	24,338	887,120
Apria Healthcare Group, Inc.(b)	11,459	247,171
Humana, Inc.(b)	27,625	2,080,439
WellCare Health Plans, Inc.(a) (b)	7,505	318,287
		4,971,187

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Income & Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Home Builders — 0.4%
NVR, Inc.(a) (b)	1,164	$609,936
Household Products — 2.2%
Blyth, Inc.	5,070	111,236
Kimberly-Clark Corp.	33,821	2,345,148
Tupperware Brands Corp.	26,031	859,804
		3,316,188
Housewares — 0.3%
Newell Rubbermaid, Inc.	17,156	443,997
Insurance — 4.1%
ACE Ltd.	35,188	2,173,915
American International Group, Inc.	4,653	271,270
Arch Capital Group Ltd.(b)	11,102	781,026
Aspen Insurance Holdings Ltd.	21,234	612,389
Axis Capital Holdings Ltd.	9,028	351,821
Endurance Specialty Holdings Ltd.	23,870	996,095
PartnerRe Ltd.	4,327	357,107
St. Paul Travelers Cos.	6,750	363,150
XL Capital Ltd. Cl. A	4,934	248,230
		6,155,003
Internet — 0.4%
eBay, Inc.(b)	18,107	600,971
Iron & Steel — 0.3%
United States Steel Corp.	3,750	453,412
Machinery – Construction & Mining — 0.6%
Caterpillar, Inc.	11,616	842,857
Machinery – Diversified — 0.1%
Deere & Co.	1,786	166,312
Manufacturing — 2.0%
General Electric Co.	79,587	2,950,290
Media — 2.4%
CBS Corp. Cl. B	62,355	1,699,174
Sinclair Broadcast Group, Inc. Cl. A(a)	609	5,000
The Walt Disney Co.(a)	61,209	1,975,826
		3,680,000
Mining — 1.6%
Freeport-McMoran Copper & Gold, Inc.	19,482	1,995,736
Southern Copper Corp.(a)	4,593	482,862
		2,478,598
Office Equipment/Supplies — 1.2%
Xerox Corp.(a)	108,308	1,753,506

	Number of Shares	Market Value
Oil & Gas — 15.0%
Chevron Corp.	46,054	$4,298,220
ConocoPhillips	41,118	3,630,719
Delek US Holdings, Inc.	403	8,153
EnCana Corp.(a)	21,650	1,471,334
Exxon Mobil Corp.	85,263	7,988,290
Occidental Petroleum Corp.	29,844	2,297,690
Tesoro Corp.(a)	11,860	565,722
Valero Energy Corp.	31,997	2,240,750
		22,500,878
Oil & Gas Services — 0.0%
Schlumberger Ltd.	807	79,385
Packaging & Containers — 0.1%
Sonoco Products Co.	3,412	111,504
Pharmaceuticals — 4.2%
Biovail Corp.	12,907	173,728
Bristol-Myers Squibb Co.	35,414	939,179
Eli Lilly & Co.	12,428	663,531
Gilead Sciences, Inc.(b)	2,772	127,540
Merck & Co., Inc.	10,424	605,739
Pfizer, Inc.	165,675	3,765,793
		6,275,510
Real Estate Investment Trusts (REITS) — 0.8%
Host Hotels & Resorts, Inc. REIT(a)	18,295	311,747
iStar Financial, Inc.(a)	12,067	314,345
KKR Financial Holdings LLC(a)	28,491	400,299
ProLogis	1,797	113,894
		1,140,285
Retail — 2.7%
AutoZone, Inc.(b)	1,110	133,100
Barnes & Noble, Inc.	5,583	192,334
Big Lots, Inc.(a) (b)	8,002	127,952
Gamestop Corp. Cl. A(b)	2,565	159,312
The Gap, Inc.	4,935	105,017
McDonald's Corp.	40,341	2,376,488
RadioShack Corp.(a)	53,420	900,661
		3,994,864
Savings & Loans — 0.2%
Washington Mutual, Inc.(a)	25,841	351,696
Semiconductors — 2.1%
Applied Materials, Inc.	46,368	823,496
ASM International NV(a)	555	13,292
Intel Corp.	66,089	1,761,933
Nvidia Corp.(b)	11,745	399,565
OmniVision Technologies, Inc.(a) (b)	10,925	170,976
		3,169,262

	Number of Shares	Market Value
Software — 3.8%
Adobe Systems, Inc.(b)	1,468	$62,728
MasterCard, Inc. Cl. A(a)	1,872	402,854
Microsoft Corp.	140,088	4,987,133
Open Text Corp.(a) (b)	6,384	200,777
Oracle Corp.(b)	1,808	40,825
		5,694,317
Telecommunications — 4.1%
AT&T, Inc.	58,437	2,428,642
Cisco Systems, Inc.(b)	11,848	320,725
Embarq Corp.	1,235	61,170
Verizon Communications, Inc.	76,120	3,325,683
		6,136,220
Toys, Games & Hobbies — 0.6%
Hasbro, Inc.	34,808	890,389
Transportation — 2.6%
Burlington Northern Santa Fe Corp.	6,958	579,114
CSX Corp.	7,158	314,809
FedEx Corp.	4,743	422,933
Norfolk Southern Corp.	7,257	366,043
Overseas Shipholding Group, Inc.	2,758	205,278
Union Pacific Corp.	4,736	594,936
United Parcel Service, Inc. Cl. B	19,389	1,371,190
		3,854,303
TOTAL EQUITIES (Cost $139,223,465)		149,633,779
	Principal Amount
SHORT-TERM INVESTMENTS — 8.1%
Cash Equivalents(d)
Abbey National North America Eurodollar Time Deposit 5.000% 01/09/2008	$290,859	290,859
Abbey National North America Eurodollar Time Deposit 5.160% 01/07/2008	290,865	290,865
ABN AMRO Bank NV Eurodollar Time Deposit 5.145% 01/03/2008	174,515	174,515
ABN AMRO Bank NV Eurodollar Time Deposit 5.160% 01/04/2008	232,687	232,687

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Income & Growth Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
ABN AMRO Bank NV Eurodollar Time Deposit 5.185% 01/04/2008	$232,687	$232,687
Bank of Nova Scotia Eurodollar Time Deposit 4.850% 01/22/2008	145,430	145,430
Bank of Nova Scotia Eurodollar Time Deposit 4.960% 01/17/2008	145,430	145,430
Bank of Nova Scotia Eurodollar Time Deposit 5.150% 01/03/2008	407,203	407,203
Bank of Scotland Eurodollar Time Deposit 4.870% 02/11/2008	232,687	232,687
Bank of Scotland Eurodollar Time Deposit 5.150% 01/02/2008	174,515	174,515
Barclays Eurodollar Time Deposit 4.880% 02/06/2008	145,430	145,430
Barclays Eurodollar Time Deposit 5.000% 01/22/2008	174,515	174,515
Barclays Eurodollar Time Deposit 5.150% 02/12/2008	174,515	174,515
Barclays Eurodollar Time Deposit 5.350% 01/04/2008	174,515	174,515
BNP Paribas NY Branch Eurodollar Time Deposit 5.010% 01/16/2008	174,515	174,515
BNP Paribas NY Branch Eurodollar Time Deposit 5.150% 01/02/2008	232,687	232,687
BNP Paribas NY Branch Eurodollar Time Deposit 5.200% 01/11/2008	290,859	290,859
Calyon Eurodollar Time Deposit 4.250% 01/02/2008	1,236,151	1,236,151
Calyon Eurodollar Time Deposit 5.120% 03/03/2008	232,687	232,687
Dexia Credit Local Eurodollar Time Deposit 4.755% 01/03/2008	174,515	174,515
Dexia Credit Local Eurodollar Time Deposit 4.815% 01/04/2008	145,430	145,430
Fifth Third Bancorp Time Deposit 2.750% 01/02/2008	261,773	261,773

	Principal Amount	Market Value
Fortis Bank Eurodollar Time Deposit 4.300% 01/02/2008	$87,258	$87,258
Fortis Bank Eurodollar Time Deposit 4.600% 01/07/2008	290,859	290,859
JP Morgan Chase & Co. Eurodollar Time Deposit 5.150% 02/12/2008	290,859	290,859
Lloyds TSB Bank PLC Eurodollar Time Deposit 4.750% 01/24/2008	290,859	290,859
Lloyds TSB Bank PLC Eurodollar Time Deposit 5.150% 01/03/2008	174,515	174,515
Rabobank USA Finance Corp. Eurodollar Time Deposit 4.880% 01/10/2008	174,515	174,515
Rabobank USA Finance Corp. Eurodollar Time Deposit 5.080% 01/09/2008	203,601	203,601
Reserve Primary Money Market Fund(c)	691,227	691,227
Royal Bank of Scotland Eurodollar Time Deposit 4.700% 02/25/2008	290,859	290,859
Royal Bank of Scotland Eurodollar Time Deposit 4.830% 02/05/2008	145,430	145,430
Royal Bank of Scotland Eurodollar Time Deposit 5.000% 01/22/2008	145,430	145,430
Societe Generale Eurodollar Time Deposit 4.900% 02/29/2008	232,687	232,687
Societe Generale Eurodollar Time Deposit 5.150% 01/02/2008	203,601	203,601
Societe Generale Eurodollar Time Deposit 5.150% 03/03/2008	203,601	203,601
Svenska Handelsbanken Eurodollar Time Deposit 4.250% 01/02/2008	1,712,686	1,712,686
Toronto Dominion Bank Ltd. Eurodollar Time Deposit 4.800% 02/11/2008	290,859	290,859
Toronto Dominion Bank Ltd. Eurodollar Time Deposit 5.050% 01/11/2008	116,344	116,344

	Principal Amount	Market Value
Toronto Dominion Bank Ltd. Eurodollar Time Deposit 5.100% 01/10/2008	$290,859	$290,859
UBS Finance Delaware LLC Eurodollar Time Deposit 4.920% 01/11/2008	290,859	290,859
Wells Fargo Eurodollar Time Deposit 4.600% 01/02/2008	145,430	145,430
Wells Fargo Eurodollar Time Deposit 4.750% 01/08/2008	203,601	203,601
		12,220,409
TOTAL SHORT-TERM INVESTMENTS (Cost $12,220,409)		12,220,409
TOTAL INVESTMENTS — 107.7% (Cost $151,443,874)(e)		161,854,188
Other Assets/ (Liabilities) — (7.7%)		(11,581,938)
NET ASSETS — 100.0%		$150,272,250

Notes to Portfolio of Investments

(a)  Denotes all or a portion of security on loan. (Note 2).

(b)  Non-income producing security.

(c)  Principal amount represents shares owned of the fund.

(d)  Represents investments of security lending collateral. (Note 2).

(e)  See Note 6 for aggregate cost for Federal tax purpose.

The accompanying notes are an integral part of the financial statements.

MML Growth & Income Fund – Portfolio of Investments

December 31, 2007

	Number of Shares	Market Value
EQUITIES — 99.2%
COMMON STOCK — 98.5%
Advertising — 0.3%
Omnicom Group, Inc.	16,000	$760,479
Aerospace & Defense — 1.8%
Boeing Co.	26,800	2,343,928
United Technologies Corp.	33,100	2,533,474
		4,877,402
Agriculture — 1.3%
Altria Group, Inc.	44,800	3,385,984
Airlines — 0.2%
Southwest Airlines Co.	39,400	480,680
Auto Manufacturers — 0.7%
Ford Motor Co.(a) (b)	207,300	1,395,129
General Motors Corp.(b)	25,100	624,739
		2,019,868
Automotive & Parts — 0.3%
Johnson Controls, Inc.	23,000	828,920
Banks — 3.4%
Capital One Financial Corp.	19,200	907,392
Fifth Third Bancorp	30,400	763,952
SunTrust Banks, Inc.	15,100	943,599
Wachovia Corp.	121,753	4,630,267
Wells Fargo & Co.	68,200	2,058,958
		9,304,168
Beverages — 2.1%
Anheuser-Busch Cos., Inc.	10,300	539,102
The Coca-Cola Co.	29,200	1,792,004
PepsiCo, Inc.	45,400	3,445,860
		5,776,966
Biotechnology — 2.5%
Genentech, Inc.(a)	77,100	5,171,097
Millennium Pharmaceuticals, Inc.(a)	98,000	1,468,040
		6,639,137
Building Materials — 0.1%
Owens Corning, Inc.(a) (b)	17,800	359,916
Chemicals — 1.9%
Celanese Corp. Cl. A	15,000	634,800
Monsanto Co.	9,600	1,072,224
Potash Corp. of Saskatchewan	23,300	3,354,268
		5,061,292

	Number of Shares	Market Value
Coal — 0.6%
Arch Coal, Inc.	17,100	$768,303
Peabody Energy Corp.	15,900	980,076
		1,748,379
Commercial Services — 0.5%
Monster Worldwide, Inc.(a)	11,800	382,320
Moody's Corp.	23,800	849,660
		1,231,980
Computers — 3.9%
Affiliated Computer Services, Inc. Cl. A(a)	14,500	653,950
Apple, Inc.(a)	4,100	812,128
Brocade Communications Systems, Inc.(a)	119,000	873,460
Cognizant Technology Solutions Corp. Cl. A(a) (b)	13,400	454,796
Dell, Inc.(a)	46,400	1,137,264
Hewlett-Packard Co.	18,300	923,784
Network Appliance, Inc.(a)	11,000	274,560
Qimonda AG ADR (Germany)(a)	55,200	394,680
SanDisk Corp.(a)	91,500	3,035,055
Seagate Technology	49,800	1,269,900
Sun Microsystems, Inc.(a)	42,125	763,726
		10,593,303
Cosmetics & Personal Care — 0.3%
Avon Products, Inc.	11,800	466,454
The Estee Lauder Cos., Inc. Cl. A	7,400	322,714
		789,168
Diversified Financial — 6.6%
AmeriCredit Corp.(a) (b)	29,800	381,142
Fannie Mae	45,700	1,827,086
Freddie Mac	44,600	1,519,522
The Goldman Sachs Group, Inc.	19,000	4,085,950
IndyMac Bancorp, Inc.(b)	56,200	334,390
JP Morgan Chase & Co.	126,200	5,508,630
Lehman Brothers Holdings, Inc.	30,800	2,015,552
SLM Corp.	110,400	2,223,456
		17,895,728
Electric — 1.8%
AES Corp.(a)	26,700	571,113
Allegheny Energy, Inc.	11,600	737,876
CMS Energy Corp.(b)	56,000	973,280

	Number of Shares	Market Value
Edison International	31,900	$1,702,503
Pinnacle West Capital Corp.	17,800	754,898
		4,739,670
Electrical Components & Equipment — 0.7%
Emerson Electric Co.	18,600	1,053,876
Energizer Holdings, Inc.(a)	7,100	796,123
		1,849,999
Electronics — 1.2%
Agilent Technologies, Inc.(a)	22,800	837,672
Flextronics International Ltd.(a)	70,400	849,024
Jabil Circuit, Inc.	95,900	1,464,393
		3,151,089
Engineering & Construction — 1.2%
Fluor Corp.	22,300	3,249,556
Foods — 2.6%
Campbell Soup Co.	21,000	750,330
General Mills, Inc.	7,900	450,300
Kraft Foods, Inc. Cl. A	80,701	2,633,274
Sara Lee Corp.	120,400	1,933,624
Unilever NV NY Shares (Netherlands)	34,900	1,272,454
		7,039,982
Health Care – Products — 2.2%
Baxter International, Inc.	64,100	3,721,005
Medtronic, Inc.	44,800	2,252,096
		5,973,101
Health Care – Services — 2.9%
DaVita, Inc.(a)	30,800	1,735,580
UnitedHealth Group, Inc.	103,300	6,012,060
		7,747,640
Home Builders — 0.1%
Lennar Corp. Cl. A(b)	15,100	270,139
Household Products — 0.3%
Fortune Brands, Inc.	8,300	600,588
Jarden Corp.(a)	12,900	304,569
		905,157
Insurance — 4.2%
AFLAC, Inc.	15,900	995,817
Ambac Financial Group, Inc.(b)	43,200	1,113,264
American International Group, Inc.	54,500	3,177,350

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Growth & Income Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Berkshire Hathaway, Inc. Cl. A(a)	14	$1,982,400
Marsh & McLennan Cos., Inc.	58,700	1,553,789
MBIA, Inc.(b)	55,800	1,039,554
Progressive Corp.	34,900	668,684
XL Capital Ltd. Cl. A	16,900	850,239
		11,381,097
Internet — 4.9%
eBay, Inc.(a)	106,600	3,538,054
Google, Inc. Cl. A(a)	11,100	7,675,428
Yahoo!, Inc.(a)	91,800	2,135,268
		13,348,750
Investment Companies — 0.3%
American Capital Strategies Ltd.(b)	23,800	784,448
Iron & Steel — 0.2%
Allegheny Technologies, Inc.	4,000	345,600
Cleveland-Cliffs, Inc.	3,200	322,560
		668,160
Leisure Time — 0.2%
Carnival Corp.	9,700	431,553
Lodging — 0.9%
Las Vegas Sands Corp.(a)	17,500	1,803,375
Starwood Hotels & Resorts Worldwide, Inc.	12,700	559,181
		2,362,556
Machinery – Construction & Mining — 0.2%
Caterpillar, Inc.	7,900	573,224
Manufacturing — 4.3%
Cooper Industries Ltd. Cl. A	12,400	655,712
Danaher Corp.	20,800	1,824,992
General Electric Co.	149,600	5,545,672
Illinois Tool Works, Inc.	43,100	2,307,574
Siemens AG Sponsored ADR (Germany)	4,900	771,064
Tyco International Ltd.	10,900	432,185
		11,537,199
Media — 2.7%
CBS Corp. Cl. B	45,800	1,248,050
Comcast Corp. Cl. A(a)	29,400	536,844
Gannett Co., Inc.	18,400	717,600
Time Warner Cable, Inc. Cl. A(a)	23,600	651,360
Time Warner, Inc.	38,800	640,588
Viacom, Inc. Cl. B(a)	16,700	733,464
The Walt Disney Co.	89,200	2,879,376
		7,407,282

	Number of Shares	Market Value
Mining — 1.9%
Barrick Gold Corp.(b)	78,200	$3,288,310
Freeport-McMoran Copper & Gold, Inc.	7,700	788,788
Newmont Mining Corp.	20,800	1,015,664
		5,092,762
Oil & Gas — 4.1%
Anadarko Petroleum Corp.	6,400	420,416
Chevron Corp.	12,600	1,175,958
ConocoPhillips	15,300	1,350,990
EOG Resources, Inc.	6,600	589,050
Exxon Mobil Corp.	26,000	2,435,940
Royal Dutch Shell PLC Sponsored ADR (United Kingdom)(b)	59,600	5,018,320
		10,990,674
Oil & Gas Services — 3.5%
Baker Hughes, Inc.	18,800	1,524,680
BJ Services Co.	70,800	1,717,608
Schlumberger Ltd.	42,000	4,131,540
Weatherford International Ltd.(a)	31,000	2,126,600
		9,500,428
Pharmaceuticals — 7.6%
Abbott Laboratories	21,000	1,179,150
Allergan, Inc.	32,800	2,107,072
AstraZeneca PLC Sponsored ADR (United Kingdom)	70,800	3,031,656
Bristol-Myers Squibb Co.	52,800	1,400,256
Forest Laboratories, Inc.(a)	77,700	2,832,165
ImClone Systems, Inc.(a)	50,800	2,184,400
Pfizer, Inc.	64,000	1,454,720
Sanofi-Aventis Sponsored ADR (France)	59,700	2,718,141
Sepracor, Inc.(a)	40,000	1,050,000
Teva Pharmaceutical Sponsored ADR (Israel)	38,500	1,789,480
Wyeth	17,100	755,649
		20,502,689
Real Estate Investment Trusts (REITS) — 0.2%
Douglas Emmett, Inc. REIT	16,600	375,326
Host Hotels & Resorts, Inc. REIT(b)	14,600	248,784
		624,110
Retail — 6.9%
Best Buy Co., Inc.	64,800	3,411,720
Coach, Inc.(a)	11,700	357,786
Costco Wholesale Corp.	13,200	920,832
Hanesbrands, Inc.(a)	55,275	1,501,822

	Number of Shares	Market Value
The Home Depot, Inc.	37,300	$1,004,862
Lowe's Companies, Inc.	150,200	3,397,524
McDonald's Corp.	17,400	1,025,034
Nordstrom, Inc.	17,500	642,775
Starbucks Corp.(a)	26,000	532,220
Target Corp.	97,500	4,875,000
Urban Outfitters, Inc.(a) (b)	30,100	820,526
		18,490,101
Savings & Loans — 1.5%
Hudson City Bancorp, Inc.	142,500	2,140,350
Washington Mutual, Inc.(b)	133,000	1,810,130
		3,950,480
Semiconductors — 4.9%
Altera Corp.	82,800	1,599,696
Applied Materials, Inc.	180,700	3,209,232
ASML Holding NV(a) (b)	16,088	503,393
Intel Corp.	56,100	1,495,626
KLA-Tencor Corp.	69,500	3,347,120
Lam Research Corp.(a)	13,700	592,251
Linear Technology Corp.(b)	16,800	534,744
Micron Technology, Inc.(a)	231,800	1,680,550
Silicon Laboratories, Inc.(a)	4,800	179,664
		13,142,276
Software — 2.7%
Cerner Corp.(a) (b)	13,800	778,320
Microsoft Corp.	102,200	3,638,320
Oracle Corp.(a)	41,700	941,586
Paychex, Inc.	13,200	478,104
SAP AG Sponsored ADR (Germany)(b)	12,700	648,335
VeriFone Holdings, Inc.(a) (b)	29,900	695,175
		7,179,840
Telecommunications — 5.8%
American Tower Corp. Cl. A(a)	24,100	1,026,660
AT&T, Inc.	66,100	2,747,116
Ciena Corp.(a) (b)	9,600	327,456
Cisco Systems, Inc.(a)	152,900	4,139,003
Corning, Inc.	24,500	587,755
Level 3 Communications, Inc.(a) (b)	204,000	620,160
Polycom, Inc.(a)	22,000	611,160
Qualcomm, Inc.	77,400	3,045,690
Time Warner Telecom, Inc. Cl. A(a)	90,600	1,838,274
Verizon Communications, Inc.	13,900	607,291
		15,550,565

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Growth & Income Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Transportation — 2.0%
FedEx Corp.	11,500	$1,025,455
United Parcel Service, Inc. Cl. B	63,700	4,504,864
		5,530,319
TOTAL COMMON STOCK (Cost $267,957,454)		265,728,216
PREFERRED STOCK — 0.7%
Diversified Financial — 0.1%
SLM Corp. Preferred, Convertible	170	170,000
Pharmaceuticals — 0.2%
Schering-Plough Corp. Preferred, Convertible	2,400	582,300
Savings & Loans — 0.4%
Washington Mutual, Inc. Preferred, Convertible(b)	1,240	1,097,400
TOTAL PREFERRED STOCK (Cost $1,996,181)		1,849,700
TOTAL EQUITIES (Cost $269,953,635)		267,577,916
	Principal Amount
BONDS & NOTES — 0.3%
CORPORATE DEBT — 0.3%
Auto Manufacturers Ford Motor Co. 4.250% 12/15/2036	$729,000	724,444
TOTAL CORPORATE DEBT (Cost $733,530)		724,444
TOTAL BONDS & NOTES (Cost $733,530)		724,444
TOTAL LONG TERM INVESTMENTS (Cost $270,687,165)		268,302,360
SHORT-TERM INVESTMENTS — 7.8%
Cash Equivalents — 7.5%(d)
Abbey National North America Eurodollar Time Deposit 5.000% 01/09/2008	483,344	483,344
Abbey National North America Eurodollar Time Deposit 5.160% 01/07/2008	483,338	483,338

	Principal Amount	Market Value
ABN AMRO Bank NV Eurodollar Time Deposit 5.145% 01/03/2008	$290,006	$290,006
ABN AMRO Bank NV Eurodollar Time Deposit 5.160% 01/04/2008	386,675	386,675
ABN AMRO Bank NV Eurodollar Time Deposit 5.185% 01/04/2008	386,675	386,675
Bank of Nova Scotia Eurodollar Time Deposit 4.850% 01/22/2008	241,672	241,672
Bank of Nova Scotia Eurodollar Time Deposit 4.960% 01/17/2008	241,672	241,672
Bank of Nova Scotia Eurodollar Time Deposit 5.150% 01/03/2008	676,681	676,681
Bank of Scotland Eurodollar Time Deposit 4.870% 02/11/2008	386,675	386,675
Bank of Scotland Eurodollar Time Deposit 5.150% 01/02/2008	290,006	290,006
Barclays Eurodollar Time Deposit 4.880% 02/06/2008	241,672	241,672
Barclays Eurodollar Time Deposit 5.000% 01/22/2008	290,006	290,006
Barclays Eurodollar Time Deposit 5.150% 02/12/2008	290,006	290,006
Barclays Eurodollar Time Deposit 5.350% 01/04/2008	290,006	290,006
BNP Paribas NY Branch Eurodollar Time Deposit 5.010% 01/16/2008	290,006	290,006
BNP Paribas NY Branch Eurodollar Time Deposit 5.150% 01/02/2008	386,675	386,675
BNP Paribas NY Branch Eurodollar Time Deposit 5.200% 01/11/2008	483,344	483,344
Calyon Eurodollar Time Deposit 4.250% 01/02/2008	2,054,210	2,054,210
Calyon Eurodollar Time Deposit 5.120% 03/03/2008	386,675	386,675
Dexia Credit Local Eurodollar Time Deposit 4.755% 01/03/2008	290,006	290,006

	Principal Amount	Market Value
Dexia Credit Local Eurodollar Time Deposit 4.815% 01/04/2008	$241,672	$241,672
Fifth Third Bancorp Time Deposit 2.750% 01/02/2008	435,009	435,009
Fortis Bank Eurodollar Time Deposit 4.300% 01/02/2008	145,003	145,003
Fortis Bank Eurodollar Time Deposit 4.600% 01/07/2008	483,344	483,344
JP Morgan Chase & Co. Eurodollar Time Deposit 5.150% 02/12/2008	483,344	483,344
Lloyds TSB Bank PLC Eurodollar Time Deposit 4.750% 01/24/2008	483,344	483,344
Lloyds TSB Bank PLC Eurodollar Time Deposit 5.150% 01/03/2008	290,006	290,006
Rabobank USA Finance Corp. Eurodollar Time Deposit 4.880% 01/10/2008	290,006	290,006
Rabobank USA Finance Corp. Eurodollar Time Deposit 5.080% 01/09/2008	338,341	338,341
Reserve Primary Money Market Fund(c)	1,148,667	1,148,667
Royal Bank of Scotland Eurodollar Time Deposit 4.700% 02/25/2008	483,344	483,344
Royal Bank of Scotland Eurodollar Time Deposit 4.830% 02/05/2008	241,672	241,672
Royal Bank of Scotland Eurodollar Time Deposit 5.000% 01/22/2008	241,672	241,672
Societe Generale Eurodollar Time Deposit 4.900% 02/29/2008	386,675	386,675
Societe Generale Eurodollar Time Deposit 5.150% 01/02/2008	338,341	338,341
Societe Generale Eurodollar Time Deposit 5.150% 03/03/2008	338,341	338,341
Svenska Handelsbanken Eurodollar Time Deposit 4.250% 01/02/2008	2,846,106	2,846,106

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Growth & Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Toronto Dominion Bank Ltd. Eurodollar Time Deposit 4.800% 02/11/2008	$483,344	$483,344
Toronto Dominion Bank Ltd. Eurodollar Time Deposit 5.050% 01/11/2008	193,337	193,337
Toronto Dominion Bank Ltd. Eurodollar Time Deposit 5.100% 01/10/2008	483,344	483,344
UBS Finance Delaware LLC Eurodollar Time Deposit 4.920% 01/11/2008	483,344	483,344
Wells Fargo Eurodollar Time Deposit 4.600% 01/02/2008	241,672	241,672
Wells Fargo Eurodollar Time Deposit 4.750% 01/08/2008	338,341	338,341
		20,307,619
Repurchase Agreements — 0.3%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/2007, 2.55%, due 01/02/2008(e)	847,108	847,108
TOTAL SHORT-TERM INVESTMENTS (Cost $21,154,727)		21,154,727
TOTAL INVESTMENTS — 107.3% (Cost $291,841,892)(f)		289,457,087
Other Assets/ (Liabilities) — (7.3%)		(19,654,360)
NET ASSETS — 100.0%		$269,802,727

Notes to Portfolio of Investments

ADR - American Depository Receipt

(a)  Non-income producing security.

(b)  Denotes all or a portion of security on loan. (Note 2).

(c)  Principal amount represents shares owned of the fund.

(d)  Represents investments of security lending collateral. (Note 2).

(e)  Maturity value of $847,228. Collateralized by a U.S. Government Agency obligation with a rate of 4.819%, maturity date of 10/01/2035, and an aggregate market value, including accrued interest, of $865,376.

(f)  See Note 6 for aggregate cost for Federal tax purposes.

The remainder of this page is intentionally left blank.

The accompanying notes are an integral part of the financial statements.

MML Blue Chip Growth Fund – Portfolio of Investments

December 31, 2007

	Number of Shares	Market Value
EQUITIES — 99.2%
COMMON STOCK — 99.2%
Advertising — 0.6%
Omnicom Group, Inc.	7,500	$356,475
Aerospace & Defense — 2.6%
General Dynamics Corp.	10,000	889,900
Lockheed Martin Corp.	800	84,208
Rockwell Collins, Inc.	3,500	251,895
United Technologies Corp.	4,900	375,046
		1,601,049
Auto Manufacturers — 0.1%
Paccar, Inc.	1,000	54,480
Banks — 3.9%
The Bank of New York Mellon Corp.	9,500	463,220
Northern Trust Corp.	7,700	589,666
State Street Corp.	16,700	1,356,040
		2,408,926
Beverages — 0.5%
PepsiCo, Inc.	4,200	318,780
Biotechnology — 1.7%
Celgene Corp.(a) (b)	7,400	341,954
Genentech, Inc.(a)	10,400	697,528
		1,039,482
Chemicals — 1.7%
Monsanto Co.(b)	8,200	915,858
Praxair, Inc.	1,200	106,452
		1,022,310
Commercial Services — 1.6%
Accenture Ltd. Cl. A	9,100	327,873
Apollo Group, Inc. Cl. A(a)	1,400	98,210
Fastenal Co.(b)	300	12,126
McKesson Corp.	4,800	314,448
Monster Worldwide, Inc.(a)	7,600	246,240
		998,897
Computers — 4.6%
Apple, Inc.(a)	7,500	1,485,600
Dell, Inc.(a)	17,700	433,827
EMC Corp.(a)	27,200	504,016
Hewlett-Packard Co.	7,800	393,744
Network Appliance, Inc.(a)	500	12,480
		2,829,667
Cosmetics & Personal Care — 1.3%
The Procter & Gamble Co.	10,600	778,252

	Number of Shares	Market Value
Diversified Financial — 8.3%
American Express Co.	13,900	$723,078
Ameriprise Financial, Inc.	6,800	374,748
BlackRock, Inc.(b)	500	108,400
The Charles Schwab Corp.	26,100	666,855
CME Group, Inc.	700	480,200
Franklin Resources, Inc.	7,300	835,339
The Goldman Sachs Group, Inc.	3,900	838,695
IntercontinentalExchange, Inc.(a)	100	19,250
Merrill Lynch & Co., Inc.	4,100	220,088
Morgan Stanley	7,800	414,258
UBS AG Registered CHF	9,735	455,103
		5,136,014
Electronics — 0.2%
Thermo Fisher Scientific, Inc.(a)	2,200	126,896
Engineering & Construction — 1.7%
Foster Wheeler Ltd.(a)	4,300	666,586
McDermott International, Inc.(a)	6,500	383,695
		1,050,281
Entertainment — 0.3%
International Game Technology	4,700	206,471
Foods — 0.3%
Sysco Corp.	5,800	181,018
Health Care – Products — 3.6%
Alcon, Inc.	2,500	357,600
Baxter International, Inc.	3,100	179,955
Medtronic, Inc.	12,400	623,348
St. Jude Medical, Inc.(a)	12,300	499,872
Stryker Corp.	7,100	530,512
		2,191,287
Health Care – Services — 4.2%
Aetna, Inc.	13,400	773,582
Humana, Inc.(a)	4,600	346,426
Laboratory Corp. of America Holdings(a)	6,200	468,286
UnitedHealth Group, Inc.	4,900	285,180
WellPoint, Inc.(a)	8,500	745,705
		2,619,179
Insurance — 1.7%
American International Group, Inc.	4,800	279,840
Cigna Corp.	900	48,357

	Number of Shares	Market Value
The Hartford Financial Services Group, Inc.	1,100	$95,909
Prudential Financial, Inc.	6,400	595,456
		1,019,562
Internet — 6.7%
Alibaba.com Ltd. HKD(a)	5,000	17,731
Amazon.com, Inc.(a)	13,400	1,241,376
eBay, Inc.(a)	14,600	484,574
Google, Inc. Cl. A(a)	2,900	2,005,292
McAfee, Inc.(a)	1,900	71,250
VeriSign, Inc.(a)	8,200	308,402
Yahoo!, Inc.(a)	1,400	32,564
		4,161,189
Lodging — 1.7%
Las Vegas Sands Corp.(a) (b)	2,500	257,625
Marriott International, Inc. Cl. A	9,700	331,546
MGM Mirage(a)	3,400	285,668
Wynn Resorts Ltd.	1,800	201,834
		1,076,673
Manufacturing — 6.0%
Danaher Corp.	17,200	1,509,128
General Electric Co.	53,000	1,964,710
Illinois Tool Works, Inc.	4,800	256,992
		3,730,830
Media — 1.9%
Discovery Holding Co. Cl. A(a)	5,400	135,756
The McGraw-Hill Cos., Inc.(b)	5,900	258,479
Rogers Communications, Inc. Cl. B(b)	13,000	588,250
Shaw Communications, Inc. Cl. B(b)	4,700	111,296
Viacom, Inc. Cl. B(a)	2,000	87,840
		1,181,621
Mining — 1.1%
Freeport-McMoran Copper & Gold, Inc.	6,900	706,836
Oil & Gas — 2.9%
EOG Resources, Inc.	500	44,625
Exxon Mobil Corp.	7,500	702,675
Murphy Oil Corp.	6,600	559,944
Total SA Sponsored ADR (France)	5,900	487,340
		1,794,584

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Blue Chip Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Oil & Gas Services — 5.5%
Baker Hughes, Inc.	8,500	$689,350
Schlumberger Ltd.	16,300	1,603,431
Smith International, Inc.	15,000	1,107,750
		3,400,531
Pharmaceuticals — 7.1%
Allergan, Inc.	8,800	565,312
Cardinal Health, Inc.	3,900	225,225
Express Scripts, Inc.(a)	6,300	459,900
Gilead Sciences, Inc.(a)	22,400	1,030,624
Medco Health Solutions, Inc.(a)	5,100	517,140
Merck & Co., Inc.	9,900	575,289
Novartis AG CHF	522	28,627
Roche Holding AG CHF	2,740	475,116
Schering-Plough Corp.	12,600	335,664
Wyeth	4,400	194,436
		4,407,333
Retail — 5.9%
Bed Bath & Beyond, Inc.(a) (b)	7,100	208,669
Coach, Inc.(a)	10,600	324,148
Costco Wholesale Corp.	2,300	160,448
CVS Caremark Corp.	29,859	1,186,895
Kohl's Corp.(a)	14,500	664,100
McDonald's Corp.	3,300	194,403
Target Corp.	9,100	455,000
Wal-Mart Stores, Inc.	8,800	418,264
		3,611,927
Semiconductors — 3.9%
Analog Devices, Inc.	10,200	323,340
ASML Holding NV(a)	1,788	55,946
Broadcom Corp. Cl. A(a)	4,900	128,086
Intel Corp.	21,200	565,192
Marvell Technology Group Ltd.(a)	30,200	422,196
Maxim Integrated Products, Inc.	9,400	248,912
Texas Instruments, Inc.	7,200	240,480
Xilinx, Inc.	19,100	417,717
		2,401,869
Software — 7.7%
Adobe Systems, Inc.(a)	7,100	303,383
Autodesk, Inc.(a)	8,200	408,032
Automatic Data Processing, Inc.	15,000	667,950
Electronic Arts, Inc.(a) (b)	9,800	572,418
Fiserv, Inc.(a)	2,300	127,627
Intuit, Inc.(a)	7,900	249,719
MasterCard, Inc. Cl. A(b)	400	86,080
Microsoft Corp.	50,100	1,783,560

	Number of Shares	Market Value
Oracle Corp.(a)	21,500	$485,470
TomTom NV EUR(a)	480	36,110
		4,720,349
Telecommunications — 9.2%
America Movil SAB de CV Sponsored ADR (Mexico)	14,500	890,155
American Tower Corp. Cl. A(a)	18,300	779,580
AT&T, Inc.	11,300	469,628
Cisco Systems, Inc.(a)	38,700	1,047,609
Corning, Inc.	16,400	393,436
Juniper Networks, Inc.(a)	26,800	889,760
MetroPCS Communications, Inc.(a) (b)	4,500	87,525
Nokia Oyj Sponsored ADR (Finland)	19,200	737,088
Qualcomm, Inc.	9,700	381,695
		5,676,476
Toys, Games & Hobbies — 0.4%
Nintendo Co., Ltd. JPY	400	242,187
Transportation — 0.3%
Expeditors International of Washington, Inc.	3,500	156,380
TOTAL EQUITIES (Cost $51,217,976)		61,207,811
	Principal Amount
SHORT-TERM INVESTMENTS — 6.0%
Cash Equivalents — 5.2%(d)
Abbey National North America Eurodollar Time Deposit 5.000% 01/09/2008	$76,270	76,270
Abbey National North America Eurodollar Time Deposit 5.160% 01/07/2008	76,270	76,270
ABN AMRO Bank NV Eurodollar Time Deposit 5.145% 01/03/2008	45,762	45,762
ABN AMRO Bank NV Eurodollar Time Deposit 5.160% 01/04/2008	61,013	61,013
ABN AMRO Bank NV Eurodollar Time Deposit 5.185% 01/04/2008	61,016	61,016
Bank of Nova Scotia Eurodollar Time Deposit 4.850% 01/22/2008	38,135	38,135

	Principal Amount	Market Value
Bank of Nova Scotia Eurodollar Time Deposit 4.960% 01/17/2008	$38,135	$38,135
Bank of Nova Scotia Eurodollar Time Deposit 5.150% 01/03/2008	106,778	106,778
Bank of Scotland Eurodollar Time Deposit 4.870% 02/11/2008	61,016	61,016
Bank of Scotland Eurodollar Time Deposit 5.150% 01/02/2008	45,762	45,762
Barclays Eurodollar Time Deposit 4.880% 02/06/2008	38,135	38,135
Barclays Eurodollar Time Deposit 5.000% 01/22/2008	45,762	45,762
Barclays Eurodollar Time Deposit 5.150% 02/12/2008	45,762	45,762
Barclays Eurodollar Time Deposit 5.350% 01/04/2008	45,762	45,762
BNP Paribas NY Branch Eurodollar Time Deposit 5.010% 01/16/2008	45,762	45,762
BNP Paribas NY Branch Eurodollar Time Deposit 5.150% 01/02/2008	61,016	61,016
BNP Paribas NY Branch Eurodollar Time Deposit 5.200% 01/11/2008	76,270	76,270
Calyon Eurodollar Time Deposit 4.250% 01/02/2008	324,147	324,147
Calyon Eurodollar Time Deposit 5.120% 03/03/2008	61,016	61,016
Dexia Credit Local Eurodollar Time Deposit 4.755% 01/03/2008	45,762	45,762
Dexia Credit Local Eurodollar Time Deposit 4.815% 01/04/2008	38,135	38,135
Fifth Third Bancorp Time Deposit 2.750% 01/02/2008	68,643	68,643
Fortis Bank Eurodollar Time Deposit 4.300% 01/02/2008	22,881	22,881

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Blue Chip Growth Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Fortis Bank Eurodollar Time Deposit 4.600% 01/07/2008	$76,270	$76,270
JP Morgan Chase & Co. Eurodollar Time Deposit 5.150% 02/12/2008	76,270	76,270
Lloyds TSB Bank PLC Eurodollar Time Deposit 4.750% 01/24/2008	76,270	76,270
Lloyds TSB Bank PLC Eurodollar Time Deposit 5.150% 01/03/2008	45,762	45,762
Rabobank USA Finance Corp. Eurodollar Time Deposit 4.880% 01/10/2008	45,762	45,762
Rabobank USA Finance Corp. Eurodollar Time Deposit 5.080% 01/09/2008	53,389	53,389
Reserve Primary Money Market Fund(c)	181,256	181,256
Royal Bank of Scotland Eurodollar Time Deposit 4.700% 02/25/2008	76,270	76,270
Royal Bank of Scotland Eurodollar Time Deposit 4.830% 02/05/2008	38,135	38,135
Royal Bank of Scotland Eurodollar Time Deposit 5.000% 01/22/2008	38,135	38,135
Societe Generale Eurodollar Time Deposit 4.900% 02/29/2008	61,016	61,016
Societe Generale Eurodollar Time Deposit 5.150% 01/02/2008	53,389	53,389
Societe Generale Eurodollar Time Deposit 5.150% 03/03/2008	53,389	53,389
Svenska Handelsbanken Eurodollar Time Deposit 4.250% 01/02/2008	449,106	449,106
Toronto Dominion Bank Ltd. Eurodollar Time Deposit 4.800% 02/11/2008	76,270	76,270
Toronto Dominion Bank Ltd. Eurodollar Time Deposit 5.050% 01/11/2008	30,508	30,508
Toronto Dominion Bank Ltd. Eurodollar Time Deposit 5.100% 01/10/2008	76,270	76,270

	Principal Amount	Market Value
UBS Finance Delaware LLC Eurodollar Time Deposit 4.920% 01/11/2008	$76,270	$76,270
Wells Fargo Eurodollar Time Deposit 4.600% 01/02/2008	38,135	38,135
Wells Fargo Eurodollar Time Deposit 4.750% 01/08/2008	53,389	53,389
		3,204,471
Repurchase Agreements — 0.8%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/2007, 2.55%, due 01/02/2008(e)	515,998	515,998
TOTAL SHORT-TERM INVESTMENTS (Cost $3,720,469)		3,720,469
TOTAL INVESTMENTS — 105.2% (Cost $54,938,445)(f)		64,928,280
Other Assets/ (Liabilities) — (5.2%)		(3,226,878)
NET ASSETS — 100.0%		$61,701,402

Notes to Portfolio of Investments

ADR - American Depository Receipt

CHF - Swiss Franc

EUR - Euro

HKD - Hong Kong Dollar

JPY - Japanese Yen

(a)  Non-income producing security.

(b)  Denotes all or a portion of security on loan. (Note 2).

(c)  Principal amount represents shares owned of the fund.

(d)  Represents investments of security lending collateral. (Note 2).

(e)  Maturity value of $516,071. Collateralized by a U.S. Government Agency obligation with a rate of 5.215%, maturity date of 07/01/2035, and an aggregate market value, including accrued interest, of $529,110.

(f)  See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Large Cap Growth Fund – Portfolio of Investments

December 31, 2007

	Number of Shares	Market Value
EQUITIES — 99.7%
COMMON STOCK — 99.7%
Aerospace & Defense — 2.0%
Boeing Co.	4,560	$398,818
Spirit AeroSystems Holdings, Inc. Cl. A(a)	32,100	1,107,450
		1,506,268
Beverages — 2.5%
The Coca-Cola Co.	9,300	570,741
PepsiCo, Inc.	17,350	1,316,865
		1,887,606
Biotechnology — 3.5%
Celgene Corp.(a) (b)	27,150	1,254,601
Genentech, Inc.(a)	19,520	1,309,206
		2,563,807
Chemicals — 4.3%
Air Products & Chemicals, Inc.	11,100	1,094,793
Monsanto Co.(b)	18,750	2,094,187
		3,188,980
Computers — 12.4%
Apple, Inc.(a)	22,890	4,534,051
EMC Corp.(a)	25,600	474,368
Hewlett-Packard Co.	53,800	2,715,824
Research In Motion Ltd.(a)	12,940	1,467,396
		9,191,639
Cosmetics & Personal Care — 2.6%
Colgate-Palmolive Co.	9,125	711,385
The Procter & Gamble Co.	16,040	1,177,657
		1,889,042
Diversified Financial — 10.6%
American Express Co.	13,500	702,270
The Blackstone Group LP(b)	48,925	1,082,710
CME Group, Inc.	3,355	2,301,530
Franklin Resources, Inc.	19,435	2,223,947
The Goldman Sachs Group, Inc.	1,375	295,694
Lehman Brothers Holdings, Inc.	6,000	392,640
NYSE Euronext	9,950	873,311
		7,872,102
Electrical Components & Equipment — 0.5%
Emerson Electric Co.	7,000	396,620

	Number of Shares	Market Value
Electronics — 0.5%
Agilent Technologies, Inc.(a)	10,600	$389,444
Engineering & Construction — 2.7%
ABB Ltd. Sponsored ADR (Switzerland)	17,850	514,080
Fluor Corp.	10,300	1,500,916
		2,014,996
Foods — 1.3%
Wrigley (Wm.) Jr. Co.	16,350	957,293
Health Care – Products — 3.7%
Alcon, Inc.	12,355	1,767,259
Hologic, Inc.(a) (b)	14,300	981,552
		2,748,811
Health Care – Services — 2.9%
WellPoint, Inc.(a)	24,600	2,158,158
Internet — 6.8%
Google, Inc. Cl. A(a)	7,275	5,030,517
Lodging — 0.4%
Starwood Hotels & Resorts Worldwide, Inc.	6,230	274,307
Machinery – Diversified — 2.5%
Deere & Co.	19,840	1,847,501
Manufacturing — 4.6%
Honeywell International, Inc.	36,150	2,225,756
Textron, Inc.	16,750	1,194,275
		3,420,031
Media — 0.8%
Comcast Corp. Special, Cl. A(a)	30,625	554,925
Oil & Gas — 1.6%
EOG Resources, Inc.	13,200	1,178,100
Oil & Gas Services — 6.9%
Baker Hughes, Inc.	26,150	2,120,765
Cameron International Corp.(a)	12,700	611,251
Schlumberger Ltd.	24,350	2,395,310
		5,127,326
Pharmaceuticals — 10.2%
Abbott Laboratories	40,075	2,250,211
Gilead Sciences, Inc.(a)	54,220	2,494,662
Medco Health Solutions, Inc.(a)	6,200	628,680
Merck & Co., Inc.	5,700	331,227

	Number of Shares	Market Value
Schering-Plough Corp.	21,550	$574,092
Teva Pharmaceutical Sponsored ADR (Israel)	27,900	1,296,792
		7,575,664
Retail — 3.4%
Kohl's Corp.(a)	18,900	865,620
McDonald's Corp.	10,750	633,283
Target Corp.	12,335	616,750
Yum! Brands, Inc.	9,900	378,873
		2,494,526
Semiconductors — 5.7%
Broadcom Corp. Cl. A(a)	52,800	1,380,192
Intel Corp.	53,560	1,427,910
Nvidia Corp.(a)	42,550	1,447,551
		4,255,653
Software — 1.6%
Adobe Systems, Inc.(a)	28,500	1,217,805
Telecommunications — 5.7%
America Movil SAB de CV Sponsored ADR (Mexico)	3,100	190,309
Cisco Systems, Inc.(a)	111,800	3,026,426
Nokia Oyj Sponsored ADR (Finland)	27,200	1,044,208
		4,260,943
TOTAL EQUITIES (Cost $64,149,247)		74,002,064
	Principal Amount
SHORT-TERM INVESTMENTS — 7.7%
Cash Equivalents — 7.5%(d)
Abbey National North America Eurodollar Time Deposit 5.000% 01/09/2008	$131,394	131,394
Abbey National North America Eurodollar Time Deposit 5.160% 01/07/2008	131,394	131,394
ABN AMRO Bank NV Eurodollar Time Deposit 5.145% 01/03/2008	78,837	78,837
ABN AMRO Bank NV Eurodollar Time Deposit 5.160% 01/04/2008	105,115	105,115
ABN AMRO Bank NV Eurodollar Time Deposit 5.185% 01/04/2008	105,115	105,115

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Large Cap Growth Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Bank of Nova Scotia Eurodollar Time Deposit 4.850% 01/22/2008	$65,697	$65,697
Bank of Nova Scotia Eurodollar Time Deposit 4.960% 01/17/2008	65,697	65,697
Bank of Nova Scotia Eurodollar Time Deposit 5.150% 01/03/2008	183,952	183,952
Bank of Scotland Eurodollar Time Deposit 4.870% 02/11/2008	105,115	105,115
Bank of Scotland Eurodollar Time Deposit 5.150% 01/02/2008	78,837	78,837
Barclays Eurodollar Time Deposit 4.880% 02/06/2008	65,697	65,697
Barclays Eurodollar Time Deposit 5.000% 01/22/2008	78,837	78,837
Barclays Eurodollar Time Deposit 5.150% 02/12/2008	78,837	78,837
Barclays Eurodollar Time Deposit 5.350% 01/04/2008	78,837	78,837
BNP Paribas NY Branch Eurodollar Time Deposit 5.010% 01/16/2008	78,837	78,837
BNP Paribas NY Branch Eurodollar Time Deposit 5.150% 01/02/2008	105,115	105,115
BNP Paribas NY Branch Eurodollar Time Deposit 5.200% 01/11/2008	131,394	131,394
Calyon Eurodollar Time Deposit 4.250% 01/02/2008	558,426	558,426
Calyon Eurodollar Time Deposit 5.120% 03/03/2008	105,116	105,116
Dexia Credit Local Eurodollar Time Deposit 4.755% 01/03/2008	78,837	78,837
Dexia Credit Local Eurodollar Time Deposit 4.815% 01/04/2008	65,697	65,697
Fifth Third Bancorp Time Deposit 2.750% 01/02/2008	118,255	118,255
Fortis Bank Eurodollar Time Deposit 4.300% 01/02/2008	39,418	39,418

	Principal Amount	Market Value
Fortis Bank Eurodollar Time Deposit 4.600% 01/07/2008	$131,394	$131,394
JP Morgan Chase & Co. Eurodollar Time Deposit 5.150% 02/12/2008	131,394	131,394
Lloyds TSB Bank PLC Eurodollar Time Deposit 4.750% 01/24/2008	131,394	131,394
Lloyds TSB Bank PLC Eurodollar Time Deposit 5.150% 01/03/2008	78,837	78,837
Rabobank USA Finance Corp. Eurodollar Time Deposit 4.880% 01/10/2008	78,837	78,837
Rabobank USA Finance Corp. Eurodollar Time Deposit 5.080% 01/09/2008	91,976	91,976
Reserve Primary Money Market Fund(c)	312,259	312,259
Royal Bank of Scotland Eurodollar Time Deposit 4.700% 02/25/2008	131,394	131,394
Royal Bank of Scotland Eurodollar Time Deposit 4.830% 02/05/2008	65,697	65,697
Royal Bank of Scotland Eurodollar Time Deposit 5.000% 01/22/2008	65,697	65,697
Societe Generale Eurodollar Time Deposit 4.900% 02/29/2008	105,115	105,115
Societe Generale Eurodollar Time Deposit 5.150% 01/02/2008	91,976	91,976
Societe Generale Eurodollar Time Deposit 5.150% 03/03/2008	91,976	91,976
Svenska Handelsbanken Eurodollar Time Deposit 4.250% 01/02/2008	773,698	773,698
Toronto Dominion Bank Ltd. Eurodollar Time Deposit 4.800% 02/11/2008	131,394	131,394
Toronto Dominion Bank Ltd. Eurodollar Time Deposit 5.050% 01/11/2008	52,558	52,558
Toronto Dominion Bank Ltd. Eurodollar Time Deposit 5.100% 01/10/2008	131,394	131,394
UBS Finance Delaware LLC Eurodollar Time Deposit 4.920% 01/11/2008	131,394	131,394

	Principal Amount	Market Value
Wells Fargo Eurodollar Time Deposit 4.600% 01/02/2008	$65,697	$65,697
Wells Fargo Eurodollar Time Deposit 4.750% 01/08/2008	91,976	91,976
		5,520,513
Repurchase Agreements — 0.2%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/2007, 2.55%, due 01/02/2008(e)	167,414	167,414
TOTAL SHORT-TERM INVESTMENTS (Cost $5,687,927)		5,687,927
TOTAL INVESTMENTS — 107.4% (Cost $69,837,174)(f)		79,689,991
Other Assets/ (Liabilities) — (7.4%)		(5,464,840)
NET ASSETS — 100.0%		$74,225,151

Notes to Portfolio of Investments

ADR - American Depository Receipt

(a)  Non-income producing security.

(b)  Denotes all or a portion of security on loan. (Note 2).

(c)  Principal amount represents shares owned of the fund.

(d)  Represents investments of security lending collateral. (Note 2).

(e)  Maturity value of $167,438. Collateralized by a U.S. Government Agency obligation with a rate of 5.215%, maturity date of 12/25/2035, and an aggregate market value, including accrued interest, of $170,943.

(f)  See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Concentrated Growth Fund – Portfolio of Investments

December 31, 2007

	Number of Shares	Market Value
EQUITIES — 96.8%
COMMON STOCK — 96.8%
Commercial Services — 3.2%
Quanta Services, Inc.(a) (b)	103,000	$2,702,720
Diversified Financial — 6.3%
IntercontinentalExchange, Inc.(a)	14,500	2,791,250
The Nasdaq Stock Market, Inc.(a)	52,100	2,578,429
		5,369,679
Electrical Components & Equipment — 3.5%
General Cable Corp.(a)	27,500	2,015,200
Vestas Wind Systems A/S(a)	9,500	1,022,108
		3,037,308
Electronics — 2.0%
Thomas & Betts Corp.(a)	34,500	1,691,880
Engineering & Construction — 11.7%
Fluor Corp.	24,300	3,540,996
Foster Wheeler Ltd.(a)	20,000	3,100,400
The Shaw Group, Inc.(a) (b)	55,800	3,372,552
		10,013,948
Foods — 3.1%
Cadbury Schweppes PLC, Sponsored ADR (United Kingdom)	19,000	938,030
Kraft Foods, Inc. Cl. A	51,900	1,693,497
		2,631,527
Insurance — 2.4%
American International Group, Inc.	34,700	2,023,010
Internet — 24.3%
Amazon.com, Inc.(a)	57,600	5,336,064
eBay, Inc.(a)	132,400	4,394,356
Expedia, Inc.(a)	57,500	1,818,150
Google, Inc. Cl. A(a)	3,450	2,385,606
Yahoo!, Inc.(a)	295,300	6,868,678
		20,802,854
Machinery – Construction & Mining — 2.2%
Caterpillar, Inc.	25,900	1,879,304
Manufacturing — 3.7%
General Electric Co.	86,000	3,188,020

	Number of Shares	Market Value
Media — 4.0%
XM Satellite Radio Holdings, Inc. Cl. A(a)	281,500	$3,445,560
Semiconductors — 3.7%
Texas Instruments, Inc.	96,100	3,209,740
Software — 6.3%
Electronic Arts, Inc.(a) (b)	60,800	3,551,328
Red Hat, Inc.(a) (b)	90,100	1,877,684
		5,429,012
Telecommunications — 16.1%
Cisco Systems, Inc.(a)	69,500	1,881,365
Nokia Oyj Sponsored ADR (Finland)	160,800	6,173,112
Qualcomm, Inc.	145,800	5,737,230
		13,791,707
Transportation — 2.3%
FedEx Corp.	22,100	1,970,657
Water — 2.0%
Veolia Environment	18,900	1,727,796
TOTAL EQUITIES (Cost $72,639,958)		82,914,722
	Principal Amount
SHORT-TERM INVESTMENTS — 8.7%
Cash Equivalents — 5.7%(d)
Abbey National North America Eurodollar Time Deposit 5.000% 01/09/2008	$115,692	115,692
Abbey National North America Eurodollar Time Deposit 5.160% 01/07/2008	115,691	115,691
ABN AMRO Bank NV Eurodollar Time Deposit 5.145% 01/03/2008	69,413	69,413
ABN AMRO Bank NV Eurodollar Time Deposit 5.160% 01/04/2008	92,551	92,551
ABN AMRO Bank NV Eurodollar Time Deposit 5.185% 01/04/2008	92,551	92,551
Bank of Nova Scotia Eurodollar Time Deposit 4.850% 01/22/2008	57,845	57,845

	Principal Amount	Market Value
Bank of Nova Scotia Eurodollar Time Deposit 4.960% 01/17/2008	$57,845	$57,845
Bank of Nova Scotia Eurodollar Time Deposit 5.150% 01/03/2008	161,965	161,965
Bank of Scotland Eurodollar Time Deposit 4.870% 02/11/2008	92,551	92,551
Bank of Scotland Eurodollar Time Deposit 5.150% 01/02/2008	69,413	69,413
Barclays Eurodollar Time Deposit 4.880% 02/06/2008	57,845	57,845
Barclays Eurodollar Time Deposit 5.000% 01/22/2008	69,413	69,413
Barclays Eurodollar Time Deposit 5.150% 02/12/2008	69,413	69,413
Barclays Eurodollar Time Deposit 5.350% 01/04/2008	69,413	69,413
BNP Paribas NY Branch Eurodollar Time Deposit 5.010% 01/16/2008	69,413	69,413
BNP Paribas NY Branch Eurodollar Time Deposit 5.150% 01/02/2008	92,551	92,551
BNP Paribas NY Branch Eurodollar Time Deposit 5.200% 01/11/2008	115,689	115,689
Calyon Eurodollar Time Deposit 4.250% 01/02/2008	491,679	491,679
Calyon Eurodollar Time Deposit 5.120% 03/03/2008	92,551	92,551
Dexia Credit Local Eurodollar Time Deposit 4.755% 01/03/2008	69,413	69,413
Dexia Credit Local Eurodollar Time Deposit 4.815% 01/04/2008	57,845	57,845
Fifth Third Bancorp Time Deposit 2.750% 01/02/2008	104,120	104,120
Fortis Bank Eurodollar Time Deposit 4.300% 01/02/2008	34,707	34,707

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Concentrated Growth Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Fortis Bank Eurodollar Time Deposit 4.600% 01/07/2008	$115,689	$115,689
JP Morgan Chase & Co. Eurodollar Time Deposit 5.150% 02/12/2008	115,689	115,689
Lloyds TSB Bank PLC Eurodollar Time Deposit 4.750% 01/24/2008	115,689	115,689
Lloyds TSB Bank PLC Eurodollar Time Deposit 5.150% 01/03/2008	69,413	69,413
Rabobank USA Finance Corp. Eurodollar Time Deposit 4.880% 01/10/2008	69,413	69,413
Rabobank USA Finance Corp. Eurodollar Time Deposit 5.080% 01/09/2008	80,982	80,982
Reserve Primary Money Market Fund(c)	274,935	274,935
Royal Bank of Scotland Eurodollar Time Deposit 4.700% 02/25/2008	115,689	115,689
Royal Bank of Scotland Eurodollar Time Deposit 4.830% 02/05/2008	57,845	57,845
Royal Bank of Scotland Eurodollar Time Deposit 5.000% 01/22/2008	57,845	57,845
Societe Generale Eurodollar Time Deposit 4.900% 02/29/2008	92,551	92,551
Societe Generale Eurodollar Time Deposit 5.150% 01/02/2008	80,982	80,982
Societe Generale Eurodollar Time Deposit 5.150% 03/03/2008	80,982	80,982
Svenska Handelsbanken Eurodollar Time Deposit 4.250% 01/02/2008	681,220	681,220
Toronto Dominion Bank Ltd. Eurodollar Time Deposit 4.800% 02/11/2008	115,689	115,689
Toronto Dominion Bank Ltd. Eurodollar Time Deposit 5.050% 01/11/2008	46,276	46,276

	Principal Amount	Market Value
Toronto Dominion Bank Ltd. Eurodollar Time Deposit 5.100% 01/10/2008	$115,689	$115,689
UBS Finance Delaware LLC Eurodollar Time Deposit 4.920% 01/11/2008	115,689	115,689
Wells Fargo Eurodollar Time Deposit 4.600% 01/02/2008	57,845	57,845
Wells Fargo Eurodollar Time Deposit 4.750% 01/08/2008	80,982	80,982
		4,860,663
Repurchase Agreements — 3.0%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/2007, 2.55%, due 01/02/2008(e)	2,577,160	2,577,160
TOTAL SHORT-TERM INVESTMENTS (Cost $7,437,823)		7,437,823
TOTAL INVESTMENTS — 105.5% (Cost $80,077,781)(f)		90,352,545
Other Assets/ (Liabilities) — (5.5%)		(4,737,190)
NET ASSETS — 100.0%		$85,615,355

Notes to Portfolio of Investments

ADR - American Depository Receipt

(a)  Non-income producing security.

(b)  Denotes all or a portion of security on loan. (Note 2).

(c)  Principal amount represents shares owned of the fund.

(d)  Represents investments of security lending collateral. (Note 2).

(e)  Maturity value of $2,577,525. Collateralized by a U.S. Government Agency obligation with a rate of 5.215%, maturity date of 12/25/2035, and an aggregate market value, including accrued interest, of $2,629,272.

(f)  See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Mid Cap Value Fund – Portfolio of Investments

December 31, 2007

	Number of Shares	Market Value
EQUITIES — 92.4%
COMMON STOCK — 92.4%
Airlines — 1.6%
Southwest Airlines Co.	541,040	$6,600,688
Auto Manufacturers — 0.8%
Bayerische Motoren Werke AG EUR	52,300	3,250,880
Automotive & Parts — 0.8%
Autoliv, Inc.	59,617	3,142,412
Banks — 7.1%
Associated Banc-Corp	99,600	2,698,164
Commerce Bancshares, Inc.	60,375	2,708,423
Marshall & Ilsley Corp.(a)	255,184	6,757,272
Peoples United Financial	87,600	1,559,280
The South Financial Group, Inc.(a)	225,114	3,518,532
SunTrust Banks, Inc.	142,444	8,901,326
United Bankshares, Inc.	38,700	1,084,374
Zions Bancorp	32,600	1,522,094
		28,749,465
Beverages — 1.3%
Anheuser-Busch Cos., Inc.	87,409	4,574,987
Coca-Cola Enterprises, Inc.	30,220	786,627
		5,361,614
Building Materials — 0.8%
Masco Corp.	145,233	3,138,485
Chemicals — 0.9%
Minerals Technologies, Inc.(a)	39,381	2,636,558
Rohm & Haas Co.(a)	20,600	1,093,242
		3,729,800
Computers — 1.1%
Diebold, Inc.	84,915	2,460,837
Synopsys, Inc.(b)	75,435	1,956,030
		4,416,867
Cosmetics & Personal Care — 0.6%
The Estee Lauder Cos., Inc. Cl. A	53,000	2,311,330
Distribution & Wholesale — 0.6%
Genuine Parts Co.	50,518	2,338,983
Diversified Financial — 3.1%
Ameriprise Financial, Inc.	27,400	1,510,014
The Bear Stearns Cos., Inc.(a)	22,000	1,941,500

	Number of Shares	Market Value
Freddie Mac	190,862	$6,502,668
Legg Mason, Inc.	16,000	1,170,400
Merrill Lynch & Co., Inc.	28,600	1,535,248
		12,659,830
Electric — 8.9%
Consolidated Edison, Inc.	31,700	1,548,545
The Empire District Electric Co.	49,329	1,123,715
Idacorp, Inc.	20,788	732,153
Portland General Electric Co.	404,476	11,236,343
Puget Energy, Inc.	424,536	11,645,023
Sierra Pacific Resources	112,900	1,917,042
Westar Energy, Inc.	132,800	3,444,832
Wisconsin Energy Corp.	54,848	2,671,646
Xcel Energy, Inc.	68,500	1,546,045
		35,865,344
Electrical Components & Equipment — 2.7%
Hubbell, Inc. Cl. B	59,500	3,070,200
Littelfuse, Inc.(b)	83,242	2,743,656
Molex, Inc.	184,784	5,044,603
		10,858,459
Electronics — 1.7%
Tyco Electronics Ltd.	123,363	4,580,468
Vishay Intertechnology, Inc.(b)	206,300	2,353,883
		6,934,351
Entertainment — 5.0%
International Speedway Corp. Cl. A	266,986	10,994,483
Speedway Motorsports, Inc.	292,185	9,081,110
		20,075,593
Environmental Controls — 1.9%
Republic Services, Inc.	50,928	1,596,593
Waste Management, Inc.	193,112	6,308,969
		7,905,562
Foods — 9.6%
Campbell Soup Co.	98,100	3,505,113
ConAgra Foods, Inc.	416,809	9,915,886
Diamond Foods, Inc.	105,941	2,270,316
General Mills, Inc.	47,600	2,713,200
Heinz (H. J.) Co.	107,361	5,011,611
The Hershey Co.(a)	108,395	4,270,763
Kellogg Co.	21,500	1,127,245
Kraft Foods, Inc. Cl. A	228,284	7,448,907
Maple Leaf Foods, Inc. CAD	164,300	2,481,797
		38,744,838

	Number of Shares	Market Value
Forest Products & Paper — 0.8%
MeadWestvaco Corp.	35,508	$1,111,400
Rayonier, Inc.	31,700	1,497,508
Weyerhaeuser Co.	11,055	815,196
		3,424,104
Gas — 4.2%
AGL Resources, Inc.	62,600	2,356,264
Nicor, Inc.(a)	17,100	724,185
Piedmont Natural Gas Co., Inc.	11,675	305,418
Southwest Gas Corp.	350,957	10,447,990
WGL Holdings, Inc.	103,784	3,399,964
		17,233,821
Health Care – Products — 3.8%
Beckman Coulter, Inc.	84,913	6,181,666
Boston Scientific Corp.(b)	129,000	1,500,270
Covidien Ltd.	42,200	1,869,038
Steris Corp.	25,300	729,652
Symmetry Medical, Inc.(b)	237,407	4,138,004
Zimmer Holdings, Inc.(b)	17,400	1,151,010
		15,569,640
Health Care – Services — 2.3%
LifePoint Hospitals, Inc.(a) (b)	159,000	4,728,660
Universal Health Services, Inc. Cl. B	90,312	4,623,974
		9,352,634
Home Builders — 0.8%
Winnebago Industries, Inc.(a)	147,029	3,090,550
Home Furnishing — 0.7%
Whirlpool Corp.	33,600	2,742,768
Household Products — 4.1%
Avery Dennison Corp.	101,900	5,414,966
Kimberly-Clark Corp.	162,806	11,288,968
		16,703,934
Housewares — 0.8%
Hunter Douglas NV EUR	43,000	3,192,430
Insurance — 6.6%
Allstate Corp.	108,001	5,640,892
Chubb Corp.	42,800	2,336,024
Gallagher (Arthur J.) & Co.	93,864	2,270,570
Genworth Financial, Inc. Cl. A	139,524	3,550,886
The Hartford Financial Services Group, Inc.	30,788	2,684,406

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Mid Cap Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Horace Mann Educators Corp.(a)	141,220	$2,674,707
Marsh & McLennan Cos., Inc.	223,067	5,904,584
MBIA, Inc.	82,300	1,533,249
		26,595,318
Machinery – Diversified — 1.4%
Altra Holdings, Inc.(b)	346,390	5,760,466
Manufacturing — 0.6%
Dover Corp.	53,000	2,442,770
Office Equipment/Supplies — 1.3%
Pitney Bowes, Inc.(a)	141,901	5,397,914
Office Furnishings — 1.2%
HNI Corp.(a)	133,590	4,683,665
Oil & Gas — 1.0%
Apache Corp.	28,494	3,064,245
St. Mary Land & Exploration Co.	28,484	1,099,767
		4,164,012
Packaging & Containers — 3.0%
Bemis Co., Inc.(a)	451,894	12,372,858
Pharmaceuticals — 1.3%
Bristol-Myers Squibb Co.	85,000	2,254,200
Watson Pharmaceutical, Inc.(b)	116,036	3,149,217
		5,403,417
Pipelines — 0.8%
Equitable Resources, Inc.	59,769	3,184,492
Real Estate Investment Trusts (REITS) — 0.8%
Education Realty Trust, Inc. REIT(a)	299,983	3,371,809
Retail — 2.4%
CEC Entertainment, Inc.(b)	90,000	2,336,400
Family Dollar Stores, Inc.(a)	162,200	3,119,106
Lowe's Companies, Inc.	183,763	4,156,719
		9,612,225
Savings & Loans — 0.7%
Washington Federal, Inc.	129,100	2,725,301
Semiconductors — 2.6%
Applied Materials, Inc.	66,800	1,186,368
Emulex Corp.(b)	118,000	1,925,760
KLA-Tencor Corp.	31,100	1,497,776
QLogic Corp.(b)	219,939	3,123,134
Teradyne, Inc.(b)	259,800	2,686,332
		10,419,370

	Number of Shares	Market Value
Software — 0.3%
IMS Health, Inc.	48,600	$1,119,744
Telecommunications — 0.3%
Iowa Telecommunications Services, Inc.(a)	72,836	1,184,313
Toys, Games & Hobbies — 1.5%
RC2 Corp.(b)	213,100	5,981,717
Transportation — 0.6%
Heartland Express, Inc.(a)	165,723	2,349,952
TOTAL EQUITIES (Cost $393,714,532)		374,163,725
MUTUAL FUND — 3.2%
Investment Companies
iShares S&P MidCap 400 Index Fund(a)	151,712	12,883,383
TOTAL MUTUAL FUND (Cost $13,347,491)		12,883,383
TOTAL LONG TERM INVESTMENTS (Cost $407,062,023)		387,047,108
	Principal Amount
SHORT-TERM INVESTMENTS — 13.6%
Cash Equivalents — 11.2%(d)
Abbey National North America Eurodollar Time Deposit 5.000% 01/09/2008	$1,079,369	1,079,369
Abbey National North America Eurodollar Time Deposit 5.160% 01/07/2008	1,079,369	1,079,369
ABN AMRO Bank NV Eurodollar Time Deposit 5.145% 01/03/2008	647,621	647,621
ABN AMRO Bank NV Eurodollar Time Deposit 5.160% 01/04/2008	863,496	863,496
ABN AMRO Bank NV Eurodollar Time Deposit 5.185% 01/04/2008	863,495	863,495
Bank of Nova Scotia Eurodollar Time Deposit 4.850% 01/22/2008	539,684	539,684
Bank of Nova Scotia Eurodollar Time Deposit 4.960% 01/17/2008	539,684	539,684

	Principal Amount	Market Value
Bank of Nova Scotia Eurodollar Time Deposit 5.150% 01/03/2008	$1,511,116	$1,511,116
Bank of Scotland Eurodollar Time Deposit 4.870% 02/11/2008	863,495	863,495
Bank of Scotland Eurodollar Time Deposit 5.150% 01/02/2008	647,621	647,621
Barclays Eurodollar Time Deposit 4.880% 02/06/2008	539,684	539,684
Barclays Eurodollar Time Deposit 5.000% 01/22/2008	647,621	647,621
Barclays Eurodollar Time Deposit 5.150% 02/12/2008	647,621	647,621
Barclays Eurodollar Time Deposit 5.350% 01/04/2008	647,621	647,621
BNP Paribas NY Branch Eurodollar Time Deposit 5.010% 01/16/2008	647,621	647,621
BNP Paribas NY Branch Eurodollar Time Deposit 5.150% 01/02/2008	863,495	863,495
BNP Paribas NY Branch Eurodollar Time Deposit 5.200% 01/11/2008	1,079,368	1,079,368
Calyon Eurodollar Time Deposit 4.250% 01/02/2008	4,587,315	4,587,315
Calyon Eurodollar Time Deposit 5.120% 03/03/2008	863,495	863,495
Dexia Credit Local Eurodollar Time Deposit 4.755% 01/03/2008	647,621	647,621
Dexia Credit Local Eurodollar Time Deposit 4.815% 01/04/2008	539,684	539,684
Fifth Third Bancorp Time Deposit 2.750% 01/02/2008	971,431	971,431
Fortis Bank Eurodollar Time Deposit 4.300% 01/02/2008	323,810	323,810
Fortis Bank Eurodollar Time Deposit 4.600% 01/07/2008	1,079,368	1,079,368
JP Morgan Chase & Co. Eurodollar Time Deposit 5.150% 02/12/2008	1,079,368	1,079,368

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Mid Cap Value Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Lloyds TSB Bank PLC Eurodollar Time Deposit 4.750% 01/24/2008	$1,079,368	$1,079,368
Lloyds TSB Bank PLC Eurodollar Time Deposit 5.150% 01/03/2008	647,621	647,621
Rabobank USA Finance Corp. Eurodollar Time Deposit 4.880% 01/10/2008	647,621	647,621
Rabobank USA Finance Corp. Eurodollar Time Deposit 5.080% 01/09/2008	755,558	755,558
Reserve Primary Money Market Fund(c)	2,565,120	2,565,120
Royal Bank of Scotland Eurodollar Time Deposit 4.700% 02/25/2008	1,079,368	1,079,368
Royal Bank of Scotland Eurodollar Time Deposit 4.830% 02/05/2008	539,684	539,684
Royal Bank of Scotland Eurodollar Time Deposit 5.000% 01/22/2008	539,684	539,684
Societe Generale Eurodollar Time Deposit 4.900% 02/29/2008	863,495	863,495
Societe Generale Eurodollar Time Deposit 5.150% 01/02/2008	755,558	755,558
Societe Generale Eurodollar Time Deposit 5.150% 03/03/2008	755,558	755,558
Svenska Handelsbanken Eurodollar Time Deposit 4.250% 01/02/2008	6,355,720	6,355,720
Toronto Dominion Bank Ltd. Eurodollar Time Deposit 4.800% 02/11/2008	1,079,368	1,079,368
Toronto Dominion Bank Ltd. Eurodollar Time Deposit 5.050% 01/11/2008	431,747	431,747
Toronto Dominion Bank Ltd. Eurodollar Time Deposit 5.100% 01/10/2008	1,079,368	1,079,368
UBS Finance Delaware LLC Eurodollar Time Deposit 4.920% 01/11/2008	1,079,368	1,079,368
Wells Fargo Eurodollar Time Deposit 4.600% 01/02/2008	539,684	539,684
Wells Fargo Eurodollar Time Deposit 4.750% 01/08/2008	755,558	755,558
		45,349,521

	Principal Amount	Market Value
Repurchase Agreements — 2.4%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/2007, 2.55%, due 01/02/2008(e)	$9,815,305	$9,815,305
TOTAL SHORT-TERM INVESTMENTS (Cost $55,164,826)		55,164,826
TOTAL INVESTMENTS — 109.2% (Cost $462,226,849)(f)		442,211,934
Other Assets/ (Liabilities) — (9.2%)		(37,283,551)
NET ASSETS — 100.0%		$404,928,383

Notes to Portfolio of Investments

CAD - Canadian Dollar

EUR - Euro

(a)  Denotes all or a portion of security on loan. (Note 2).

(b)  Non-income producing security.

(c)  Principal amount represents shares owned of the fund.

(d)  Represents investments of security lending collateral. (Note 2).

(e)  Maturity value of $9,816,696. Collateralized by U.S. Government Agency obligations with rates ranging from 4.749% to 4.819%, maturity dates ranging from 9/01/2035 to 10/01/2035, and an aggregate market value, including accrued interest, of $10,015,032.

(f)  See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Mid Cap Growth Fund – Portfolio of Investments

December 31, 2007

	Number of Shares	Market Value
EQUITIES — 96.1%
COMMON STOCK — 96.1%
Advertising — 1.9%
Clear Channel Outdoor Holdings, Inc. Cl. A(a) (b)	70,900	$1,961,094
Focus Media Holding Ltd. ADR (China)(a) (b)	3,300	187,473
Lamar Advertising Co. Cl. A(b)	60,600	2,913,042
Omnicom Group, Inc.	7,300	346,969
		5,408,578
Aerospace & Defense — 2.3%
Alliant Techsystems, Inc.(a) (b)	21,300	2,423,088
Empresa Brasileira de Aeronautica SA ADR (Brazil)	3,300	150,447
Rockwell Collins, Inc.	54,200	3,900,774
		6,474,309
Airlines — 0.7%
SkyWest, Inc.	3,800	102,030
Southwest Airlines Co.	159,800	1,949,560
		2,051,590
Auto Manufacturers — 0.6%
Oshkosh Truck Corp.	33,000	1,559,580
Automotive & Parts — 0.9%
WABCO Holdings, Inc.	51,400	2,574,626
Banks — 0.4%
City National Corp.	1,000	59,550
East West Bancorp, Inc.	2,400	58,152
First Horizon National Corp.(b)	2,400	43,560
Northern Trust Corp.	5,300	405,874
SVB Financial Group(a) (b)	10,800	544,320
Synovus Financial Corp.	2,600	62,608
UCBH Holdings, Inc.(b)	4,200	59,472
		1,233,536
Beverages — 0.2%
Brown-Forman Corp. Cl. B(b)	2,500	185,275
Cott Corp.(a)	60,000	399,600
		584,875

	Number of Shares	Market Value
Biotechnology — 3.0%
Affymetrix, Inc.(a) (b)	48,000	$1,110,720
Celgene Corp.(a) (b)	2,500	115,525
Charles River Laboratories International, Inc.(a)	3,400	223,720
Genzyme Corp.(a)	2,900	215,876
Human Genome Sciences, Inc.(a) (b)	67,000	699,480
Illumina, Inc.(a) (b)	23,700	1,404,462
Integra LifeSciences Holdings Corp.(a) (b)	1,400	58,702
Invitrogen Corp.(a)	2,600	242,866
Martek Biosciences Corp.(a) (b)	2,500	73,950
Millipore Corp.(a)	13,000	951,340
Myriad Genetics, Inc.(a)	14,000	649,880
PDL BioPharma, Inc.(a)	25,000	438,000
QIAGEN NV(a) (b)	73,100	1,538,755
Vertex Pharmaceuticals, Inc.(a)	37,500	871,125
		8,594,401
Building Materials — 0.3%
Trane, Inc.	21,000	980,910
Chemicals — 0.1%
Ecolab, Inc.	4,400	225,324
Sigma-Aldrich Corp.	1,600	87,360
		312,684
Coal — 2.1%
Arch Coal, Inc.	4,100	184,213
CONSOL Energy, Inc.	60,200	4,305,504
Foundation Coal Holdings, Inc.	5,500	288,750
Peabody Energy Corp.	21,000	1,294,440
		6,072,907
Commercial Services — 6.3%
Apollo Group, Inc. Cl. A(a)	3,800	266,570
Block (H&R), Inc.	2,600	48,282
The Corporate Executive Board Co.(b)	9,700	582,970
DeVry, Inc.	3,900	202,644
Equifax, Inc.	2,400	87,264
Fastenal Co.(b)	35,000	1,414,700
Iron Mountain, Inc.(a)	66,950	2,478,489
ITT Educational Services, Inc.(a)	1,400	119,378
Manpower, Inc.	31,600	1,798,040
McKesson Corp.	2,100	137,571
Monster Worldwide, Inc.(a)	56,200	1,820,880

	Number of Shares	Market Value
Moody's Corp.(b)	7,500	$267,750
Quanta Services, Inc.(a) (b)	71,600	1,878,784
Ritchie Bros. Auctioneers, Inc.	3,400	281,180
Robert Half International, Inc.	46,300	1,251,952
SAIC, Inc.(a)	122,000	2,454,640
VistaPrint Ltd.(a)	2,500	107,125
Western Union	118,200	2,869,896
		18,068,115
Computers — 3.3%
Cadence Design Systems, Inc.(a)	3,600	61,236
Cognizant Technology Solutions Corp. Cl. A(a) (b)	7,800	264,732
DST Systems, Inc.(a)	42,100	3,475,355
FactSet Research Systems, Inc.	3,200	178,240
IHS, Inc. Cl. A(a)	17,000	1,029,520
Jack Henry & Associates, Inc.	45,300	1,102,602
Logitech International SA(a)	3,400	124,576
Network Appliance, Inc.(a) (b)	12,400	309,504
Perot Systems Corp. Cl. A(a)	6,300	85,050
Seagate Technology	105,300	2,685,150
Synopsys, Inc.(a)	3,400	88,162
		9,404,127
Cosmetics & Personal Care — 0.1%
Avon Products, Inc.	7,600	300,428
Distribution & Wholesale — 0.2%
LKQ Corp.(a)	22,000	462,440
W.W. Grainger, Inc.	2,200	192,544
		654,984
Diversified Financial — 2.4%
Affiliated Managers Group, Inc.(a) (b)	11,500	1,350,790
The Bear Stearns Cos., Inc.(b)	1,200	105,900
BlackRock, Inc.(b)	1,100	238,480
Eaton Vance Corp.	55,600	2,524,796
Federated Investors, Inc. Cl. B	4,100	168,756

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Mid Cap Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Interactive Brokers Group, Inc.(a)	36,100	$1,166,752
IntercontinentalExchange, Inc.(a)	1,900	365,750
Janus Capital Group, Inc.	4,700	154,395
Lazard Ltd. Cl. A(b)	5,600	227,808
Legg Mason, Inc.	1,200	87,780
Nymex Holdings, Inc.(b)	3,200	427,552
optionsXpress Holdings, Inc.(b)	2,600	87,932
		6,906,691
Electric — 0.2%
AES Corp.(a)	10,800	231,012
Reliant Energy, Inc.(a)	11,500	301,760
		532,772
Electrical Components & Equipment — 1.4%
Ametek, Inc.(b)	81,300	3,808,092
General Cable Corp.(a)	1,700	124,576
		3,932,668
Electronics — 3.4%
Applera Corp. - Applied Biosystems Group	56,700	1,923,264
Cogent, Inc.(a) (b)	19,400	216,310
Cymer, Inc.(a)	1,400	54,502
Dolby Laboratories, Inc. Cl. A(a)	43,100	2,142,932
FLIR Systems, Inc.(a)	100,400	3,142,520
Gentex Corp.	3,900	69,303
II-VI, Inc.(a)	2,700	82,485
Jabil Circuit, Inc.	103,900	1,586,553
National Instruments Corp.	3,400	113,322
Waters Corp.(a)	3,500	276,745
		9,607,936
Energy – Alternate Sources — 1.0%
First Solar, Inc.(a)	5,000	1,335,700
SunPower Corp. Cl. A(a) (b)	12,000	1,564,680
		2,900,380
Engineering & Construction — 0.4%
Fluor Corp.	2,600	378,872
Foster Wheeler Ltd.(a)	2,900	449,558
McDermott International, Inc.(a)	6,800	401,404
		1,229,834
Entertainment — 1.7%
DreamWorks Animation SKG, Inc. Cl. A(a)	32,800	837,712
International Game Technology	75,500	3,316,715

	Number of Shares	Market Value
Pinnacle Entertainment, Inc.(a)	26,000	$612,560
		4,766,987
Environmental Controls — 0.2%
Republic Services, Inc.	9,150	286,852
Stericycle, Inc.(a)	4,100	243,540
		530,392
Foods — 0.8%
The Hershey Co.(b)	4,000	157,600
McCormick & Co., Inc.	4,800	181,968
Whole Foods Market, Inc.(b)	44,000	1,795,200
Wrigley (Wm.) Jr. Co.	4,100	240,055
		2,374,823
Health Care – Products — 3.4%
American Medical Systems Holdings, Inc.(a) (b)	3,800	54,948
ArthoCare Corp.(a) (b)	2,300	110,515
Bard (C.R.), Inc.(b)	19,600	1,858,080
Becton, Dickinson & Co.	1,300	108,654
Dentsply International, Inc.	2,500	112,550
Edwards Lifesciences Corp.(a) (b)	50,000	2,299,500
Gen-Probe, Inc.(a)	19,800	1,246,014
Henry Schein, Inc.(a) (b)	26,300	1,614,820
Hologic, Inc.(a) (b)	2,400	164,736
Intuitive Surgical, Inc.(a)	800	259,600
Masimo Corp.(a)	2,500	98,625
Patterson Cos., Inc.(a)	1,800	61,110
Resmed, Inc.(a) (b)	17,200	903,516
St. Jude Medical, Inc.(a)	7,700	312,928
Techne Corp.(a)	2,600	171,730
Varian Medical Systems, Inc.(a)	2,600	135,616
Zimmer Holdings, Inc.(a)	2,700	178,605
		9,691,547
Health Care – Services — 2.0%
Community Health Systems, Inc.(a)	41,000	1,511,260
Coventry Health Care, Inc.(a)	16,500	977,625
DaVita, Inc.(a)	9,100	512,785
Health Net, Inc.(a)	26,900	1,299,270
Healthways, Inc.(a) (b)	2,400	140,256
Humana, Inc.(a)	3,800	286,178
Laboratory Corp. of America Holdings(a)	9,400	709,982
Lincare Holdings, Inc.(a)	3,600	126,576
Quest Diagnostics, Inc.	2,600	137,540
		5,701,472

	Number of Shares	Market Value
Home Builders — 0.1%
Centex Corp.(b)	2,000	$50,520
KB Home(b)	1,800	38,880
Lennar Corp. Cl. A	3,200	57,248
Pulte Homes, Inc.(b)	2,400	25,296
Thor Industries, Inc.(b)	2,200	83,622
Toll Brothers, Inc.(a) (b)	2,300	46,138
Winnebago Industries, Inc.(b)	2,500	52,550
		354,254
Home Furnishing — 1.0%
Harman International Industries, Inc.	37,000	2,727,270
Household Products — 0.1%
Avery Dennison Corp.(b)	1,700	90,338
The Clorox Co.	2,900	188,993
		279,331
Insurance — 2.4%
Ambac Financial Group, Inc.(b)	3,300	85,041
Aon Corp.	2,800	133,532
Arch Capital Group Ltd.(a)	1,900	133,665
Assurant, Inc.	35,800	2,395,020
Axis Capital Holdings Ltd.	49,900	1,944,603
Brown & Brown, Inc.	3,100	72,850
Cigna Corp.	6,400	343,872
Markel Corp.(a)	200	98,220
MBIA, Inc.(b)	2,000	37,260
Philadelphia Consolidated Holding Corp.(a)	3,400	133,790
Principal Financial Group, Inc.	18,000	1,239,120
RenaissanceRe Holdings Ltd.	1,500	90,360
Willis Group Holdings Ltd.	2,100	79,737
		6,787,070
Internet — 5.0%
Amazon.com, Inc.(a)	45,000	4,168,800
Baidu.com ADR (China)(a)	300	117,117
CNET Networks, Inc.(a) (b)	123,000	1,124,220
Digital River, Inc.(a)	22,600	747,382
Expedia, Inc.(a)	63,900	2,020,518
F5 Networks, Inc.(a)	3,900	111,228
McAfee, Inc.(a)	45,500	1,706,250
Sina Corp.(a)	2,800	124,068
Symantec Corp.(a)	5,900	95,226
VeriSign, Inc.(a)	109,800	4,129,578
		14,344,387
Iron & Steel — 0.1%
Carpenter Technology Corp.	4,800	360,816

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Mid Cap Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Leisure Time — 0.2%
Harley-Davidson, Inc.	5,100	$238,221
Royal Caribbean Cruises Ltd.(b)	2,100	89,124
WMS Industries, Inc.(a) (b)	3,600	131,904
		459,249
Lodging — 1.4%
Boyd Gaming Corp.	1,600	54,512
Choice Hotels International, Inc.	3,800	126,160
Gaylord Entertainment Co.(a)	31,000	1,254,570
Marriott International, Inc. Cl. A	59,600	2,037,128
Melco PBL Entertainment Ltd. ADR (Hong Kong)(a) (b)	22,600	261,256
Starwood Hotels & Resorts Worldwide, Inc.	3,900	171,717
Wynn Resorts Ltd.(b)	1,600	179,408
		4,084,751
Machinery – Construction & Mining — 0.1%
Joy Global, Inc.	3,700	243,534
Terex Corp.(a)	1,400	91,798
		335,332
Machinery – Diversified — 0.8%
Graco, Inc.	4,000	149,040
IDEX Corp.	58,350	2,108,186
Zebra Technologies Corp. Cl. A(a)	1,900	65,930
		2,323,156
Manufacturing — 2.9%
Danaher Corp.	13,000	1,140,620
Donaldson Co., Inc.	5,200	241,176
ITT Corp.	33,400	2,205,736
Pall Corp.	2,400	96,768
Roper Industries, Inc.(b)	73,800	4,615,452
		8,299,752
Media — 2.5%
Cablevision Systems Corp. Cl. A(a)	56,100	1,374,450
Central European Media Enterprises Ltd.(a)	900	104,382
CTC Media, Inc.(a)	5,700	172,140
Discovery Holding Co. Cl. A(a)	78,000	1,960,920
The McGraw-Hill Cos., Inc.(b)	6,600	289,146
Meredith Corp.	1,100	60,478

	Number of Shares	Market Value
Rogers Communications, Inc. Cl. B(b)	38,000	$1,719,500
Shaw Communications, Inc. Cl. B(b)	5,200	123,136
WPP Group PLC Sponsored ADR (United Kingdom)(b)	3,100	199,299
XM Satellite Radio Holdings, Inc. Cl. A(a)	82,000	1,003,680
		7,007,131
Metal Fabricate & Hardware — 0.1%
Precision Castparts Corp.	2,700	374,490
Mining — 1.0%
Agnico-Eagle Mines Ltd.(b)	34,200	1,868,346
Teck Cominco Ltd. Cl. B	30,000	1,071,300
		2,939,646
Office Furnishings — 0.0%
HNI Corp.(b)	2,100	73,626
Oil & Gas — 4.0%
Bill Barrett Corp.(a) (b)	2,700	113,049
Cabot Oil & Gas Corp.	2,400	96,888
CNX Gas Corp.(a) (b)	44,000	1,405,800
Compton Petroleum Corp.(a)	5,300	48,760
Compton Petroleum Corp.(a)	4,800	44,160
Diamond Offshore Drilling, Inc.(b)	1,800	255,600
EOG Resources, Inc.	41,000	3,659,250
Mariner Energy, Inc.(a)	4,200	96,096
Murphy Oil Corp.	31,800	2,697,912
Nabors Industries Ltd.(a)	3,900	106,821
SandRidge Energy, Inc.(a) (b)	10,300	369,358
Ultra Petroleum Corp.(a)	4,200	300,300
XTO Energy, Inc.	40,625	2,086,500
		11,280,494
Oil & Gas Services — 4.6%
BJ Services Co.	85,800	2,081,508
Cameron International Corp.(a)	35,400	1,703,802
Core Laboratories NV(a)	2,800	349,216
FMC Technologies, Inc.(a) (b)	47,200	2,676,240
Smith International, Inc.	66,800	4,933,180
TETRA Technologies, Inc.(a)	44,300	689,751
Trican Well Service Ltd. CAD	11,000	215,166
Weatherford International Ltd.(a)	6,100	418,460
		13,067,323

	Number of Shares	Market Value
Pharmaceuticals — 5.3%
Alkermes, Inc.(a) (b)	59,500	$927,605
Allergan, Inc.	5,600	359,744
Amylin Pharmaceuticals, Inc.(a) (b)	22,200	821,400
Barr Pharmaceuticals, Inc.(a)	34,000	1,805,400
Cephalon, Inc.(a) (b)	38,700	2,777,112
Elan Corp. PLC Sponsored ADR (Ireland)(a) (b)	109,700	2,411,206
Express Scripts, Inc.(a)	5,200	379,600
Gilead Sciences, Inc.(a)	10,000	460,100
Medarex, Inc.(a) (b)	45,600	475,152
Medicis Pharmaceutical Corp. Cl. A(b)	38,000	986,860
OSI Pharmaceuticals, Inc.(a) (b)	16,000	776,160
Sepracor, Inc.(a)	25,400	666,750
Theravance, Inc.(a)	26,000	507,000
Valeant Pharmaceuticals International(a)	57,000	682,290
Warner Chilcott Ltd. Cl. A(a) (b)	54,500	966,285
		15,002,664
Pipelines — 0.1%
The Williams Cos., Inc.	10,300	368,534
Retail — 7.0%
Advance Auto Parts, Inc.	2,200	83,578
AnnTaylor Stores Corp.(a)	2,400	61,344
Bed Bath & Beyond, Inc.(a) (b)	60,700	1,783,973
Best Buy Co., Inc.	27,000	1,421,550
Carmax, Inc.(a) (b)	84,000	1,659,000
The Cheesecake Factory(a) (b)	33,000	782,430
Chipotle Mexican Grill, Inc. Cl. B(a)	21,000	2,584,050
Coach, Inc.(a)	9,300	284,394
Dick's Sporting Goods, Inc.(a)	3,000	83,280
Family Dollar Stores, Inc.(b)	3,700	71,151
J. Crew Group, Inc.(a) (b)	27,000	1,301,670
Men's Wearhouse, Inc.	2,100	56,658
MSC Industrial Direct Co. Cl. A	6,000	242,820
O'Reilly Automotive, Inc.(a)	56,600	1,835,538
P.F. Chang's China Bistro, Inc.(a) (b)	18,000	411,120
Panera Bread Co. Cl. A(a) (b)	8,000	286,560
Petsmart, Inc.	75,900	1,785,927
Ross Stores, Inc.	6,800	173,876
Shoppers Drug Mart Corp. CAD	24,000	1,300,214

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Mid Cap Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Staples, Inc.	6,200	$143,034
Tiffany & Co.	5,200	239,356
Tim Hortons, Inc.(b)	35,900	1,325,787
The TJX Cos., Inc.(b)	9,400	270,062
Tractor Supply Co.(a) (b)	1,600	57,504
Under Armour, Inc. Cl. A(a) (b)	10,000	436,700
Urban Outfitters, Inc.(a) (b)	3,500	95,410
Williams-Sonoma, Inc.(b)	31,600	818,440
Yum! Brands, Inc.	10,200	390,354
		19,985,780
Semiconductors — 5.3%
Altera Corp.	110,000	2,125,200
Analog Devices, Inc.	8,500	269,450
Broadcom Corp. Cl. A(a)	9,400	245,716
Fairchild Semiconductor International, Inc.(a)	4,200	60,606
Integrated Device Technology, Inc.(a)	6,100	68,991
Intersil Corp. Cl. A	78,800	1,929,024
KLA-Tencor Corp.	1,600	77,056
Lam Research Corp.(a)	1,900	82,137
Linear Technology Corp.(b)	9,200	292,836
Marvell Technology Group Ltd.(a)	119,200	1,666,416
Maxim Integrated Products, Inc.	9,400	248,912
MEMC Electronic Materials, Inc.(a)	4,300	380,507
Microchip Technology, Inc.(b)	61,300	1,926,046
National Semiconductor Corp.	8,900	201,496
ON Semiconductor Corp.(a) (b)	144,000	1,278,720
PMC-Sierra, Inc.(a)	135,000	882,900
QLogic Corp.(a)	8,200	116,440
Silicon Laboratories, Inc.(a)	3,200	119,776
Teradyne, Inc.(a)	96,800	1,000,912
Xilinx, Inc.	94,700	2,071,089
		15,044,230
Software — 5.1%
Activision, Inc.(a)	9,400	279,180
American Reprographics Co.(a) (b)	7,500	123,600
Autodesk, Inc.(a)	23,600	1,174,336
Avid Technology, Inc.(a) (b)	30,000	850,200
Cerner Corp.(a) (b)	23,000	1,297,200
Citrix Systems, Inc.(a)	3,800	144,438
Dun & Bradstreet Corp.	1,200	106,356
Electronic Arts, Inc.(a) (b)	5,500	321,255
Fidelity National Information Services, Inc.	1,500	62,385

	Number of Shares	Market Value
Fiserv, Inc.(a)	43,300	$2,402,717
Global Payments, Inc.	51,400	2,391,128
Intuit, Inc.(a)	34,100	1,077,901
NAVTEQ Corp.(a)	3,000	226,800
Paychex, Inc.	8,700	315,114
Red Hat, Inc.(a) (b)	118,400	2,467,456
Salesforce.com, Inc.(a)	13,100	821,239
Satyam Computer Services Ltd. ADR (India)	6,300	168,336
SEI Investments Co.	3,600	115,812
THQ, Inc.(a)	5,300	149,407
		14,494,860
Telecommunications — 7.0%
ADTRAN, Inc.(b)	20,000	427,600
Amdocs Ltd.(a)	68,000	2,343,960
American Tower Corp. Cl. A(a)	63,200	2,692,320
Ciena Corp.(a) (b)	26,000	886,860
Crown Castle International Corp.(a)	70,800	2,945,280
Foundry Networks, Inc.(a)	7,100	124,392
Harris Corp.	21,000	1,316,280
JDS Uniphase Corp.(a)	81,900	1,089,270
Juniper Networks, Inc.(a)	117,100	3,887,720
Leap Wireless International, Inc.(a)	41,400	1,930,896
MetroPCS Communications, Inc.(a) (b)	60,100	1,168,945
NeuStar, Inc. Cl. A(a) (b)	3,800	108,984
NII Holdings, Inc. Cl. B(a)	3,300	159,456
SBA Communications Corp. Cl. A(a)	28,700	971,208
		20,053,171
Textiles — 0.0%
Cintas Corp.	3,000	100,860
Toys, Games & Hobbies — 0.1%
Mattel, Inc.	6,100	116,144
Transportation — 0.6%
C.H. Robinson Worldwide, Inc.	4,400	238,128
Expeditors International of Washington, Inc.	5,200	232,336
Landstar System, Inc.	5,000	210,750
UTI Worldwide, Inc.	47,900	938,840
		1,620,054
TOTAL COMMON STOCK (Cost $246,998,923)		274,335,527

	Number of Shares	Market Value
PREFERRED STOCK — 0.0%
Banking, Savings & Loans
Bill Me Later, Inc. Preferred (Aquired 8/16/2007, Cost $108,690)(a) (c) (h)	3,000	$108,690
TOTAL PREFERRED STOCK (Cost $108,690)		108,690
TOTAL EQUITIES (Cost $247,107,613)		274,444,217
	Principal Amount
SHORT-TERM INVESTMENTS — 24.9%
Cash Equivalents — 20.9%(e)
Abbey National North America Eurodollar Time Deposit 5.000% 01/09/2008	$1,424,735	1,424,735
Abbey National North America Eurodollar Time Deposit 5.160% 01/07/2008	1,424,735	1,424,735
ABN AMRO Bank NV Eurodollar Time Deposit 5.145% 01/03/2008	854,841	854,841
ABN AMRO Bank NV Eurodollar Time Deposit 5.160% 01/04/2008	1,139,792	1,139,792
ABN AMRO Bank NV Eurodollar Time Deposit 5.185% 01/04/2008	1,139,788	1,139,788
Bank of Nova Scotia Eurodollar Time Deposit 4.850% 01/22/2008	712,367	712,367
Bank of Nova Scotia Eurodollar Time Deposit 4.960% 01/17/2008	712,367	712,367
Bank of Nova Scotia Eurodollar Time Deposit 5.150% 01/03/2008	1,994,629	1,994,629
Bank of Scotland Eurodollar Time Deposit 4.870% 02/11/2008	1,139,788	1,139,788
Bank of Scotland Eurodollar Time Deposit 5.150% 01/02/2008	854,841	854,841
Barclays Eurodollar Time Deposit 4.880% 02/06/2008	712,367	712,367
Barclays Eurodollar Time Deposit 5.000% 01/22/2008	854,841	854,841

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Mid Cap Growth Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Barclays Eurodollar Time Deposit 5.150% 02/12/2008	$854,841	$854,841
Barclays Eurodollar Time Deposit 5.350% 01/04/2008	854,841	854,841
BNP Paribas NY Branch Eurodollar Time Deposit 5.010% 01/16/2008	854,841	854,841
BNP Paribas NY Branch Eurodollar Time Deposit 5.150% 01/02/2008	1,139,788	1,139,788
BNP Paribas NY Branch Eurodollar Time Deposit 5.200% 01/11/2008	1,424,735	1,424,735
Calyon Eurodollar Time Deposit 4.250% 01/02/2008	6,055,124	6,055,124
Calyon Eurodollar Time Deposit 5.120% 03/03/2008	1,139,788	1,139,788
Dexia Credit Local Eurodollar Time Deposit 4.755% 01/03/2008	854,841	854,841
Dexia Credit Local Eurodollar Time Deposit 4.815% 01/04/2008	712,367	712,367
Fifth Third Bancorp Time Deposit 2.750% 01/02/2008	1,282,261	1,282,261
Fortis Bank Eurodollar Time Deposit 4.300% 01/02/2008	427,420	427,420
Fortis Bank Eurodollar Time Deposit 4.600% 01/07/2008	1,424,735	1,424,735
JP Morgan Chase & Co. Eurodollar Time Deposit 5.150% 02/12/2008	1,424,735	1,424,735
Lloyds TSB Bank PLC Eurodollar Time Deposit 4.750% 01/24/2008	1,424,735	1,424,735
Lloyds TSB Bank PLC Eurodollar Time Deposit 5.150% 01/03/2008	854,841	854,841
Rabobank USA Finance Corp. Eurodollar Time Deposit 4.880% 01/10/2008	854,841	854,841
Rabobank USA Finance Corp. Eurodollar Time Deposit 5.080% 01/09/2008	997,315	997,315
Reserve Primary Money Market Fund(d)	3,385,884	3,385,884

	Principal Amount	Market Value
Royal Bank of Scotland Eurodollar Time Deposit 4.700% 02/25/2008	$1,424,735	$1,424,735
Royal Bank of Scotland Eurodollar Time Deposit 4.830% 02/05/2008	712,367	712,367
Royal Bank of Scotland Eurodollar Time Deposit 5.000% 01/22/2008	712,367	712,367
Societe Generale Eurodollar Time Deposit 4.900% 02/29/2008	1,139,788	1,139,788
Societe Generale Eurodollar Time Deposit 5.150% 01/02/2008	997,315	997,315
Societe Generale Eurodollar Time Deposit 5.150% 03/03/2008	997,315	997,315
Svenska Handelsbanken Eurodollar Time Deposit 4.250% 01/02/2008	8,389,367	8,389,367
Toronto Dominion Bank Ltd. Eurodollar Time Deposit 4.800% 02/11/2008	1,424,735	1,424,735
Toronto Dominion Bank Ltd. Eurodollar Time Deposit 5.050% 01/11/2008	569,894	569,894
Toronto Dominion Bank Ltd. Eurodollar Time Deposit 5.100% 01/10/2008	1,424,735	1,424,735
UBS Finance Delaware LLC Eurodollar Time Deposit 4.920% 01/11/2008	1,424,735	1,424,735
Wells Fargo Eurodollar Time Deposit 4.600% 01/02/2008	712,367	712,367
Wells Fargo Eurodollar Time Deposit 4.750% 01/08/2008	997,315	997,315
		59,860,059

	Principal Amount	Market Value
Repurchase Agreements — 4.0%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/2007, 2.55%, due 01/02/2008(f)	$11,309,131	$11,309,131
TOTAL SHORT-TERM INVESTMENTS (Cost $71,169,190)		71,169,190
TOTAL INVESTMENTS — 121.0% (Cost $318,276,803)(g)		345,613,407
Other Assets/ (Liabilities) — (21.0%)		(59,912,060)
NET ASSETS — 100.0%		$285,701,347

Notes to Portfolio of Investments

ADR - American Depository Receipt

CAD - Canadian Dollar

(a)  Non-income producing security.

(b)  Denotes all or a portion of security on loan. (Note 2).

(c)  This security is valued in good faith under procedures established by the Board of Trustees.

(d)  Principal amount represents shares owned of the fund.

(e)  Represents investments of security lending collateral. (Note 2).

(f)  Maturity value of $11,310,733. Collateralized by a U.S. Government Agency obligation with a rate of 4.224%, maturity date of 3/1/2035, and an aggregate market value, including accrued interest, of $11,536,279.

(g)  See Note 6 for aggregate cost for Federal tax purposes.

(h)  Restricted security. (Note 2).

The accompanying notes are an integral part of the financial statements.

MML Small Cap Value Fund – Portfolio of Investments

December 31, 2007

	Number of Shares	Market Value
EQUITIES — 92.8%
COMMON STOCK — 92.8%
Advertising — 0.0%
Greenfield Online, Inc.(a)	4,100	$59,901
ValueVision Media, Inc. Cl. A(a)	5,930	37,300
		97,201
Aerospace & Defense — 0.1%
Aerovironment, Inc.(a) (b)	1,925	46,585
Kaman Corp.	8,030	295,584
		342,169
Agriculture — 1.1%
Alliance One International, Inc.(a) (b)	77,880	316,972
Universal Corp.(b)	46,704	2,392,179
		2,709,151
Airlines — 0.6%
Alaska Air Group, Inc.(a) (b)	22,600	565,226
Continental Airlines, Inc. Cl. B(a)	16,200	360,450
Pinnacle Airlines Corp.(a) (b)	11,013	167,948
SkyWest, Inc.	16,700	448,395
		1,542,019
Apparel — 0.7%
Deckers Outdoor Corp.(a)	4,717	731,418
Kellwood Co.(b)	25,147	418,446
Perry Ellis International, Inc.(a)	31,309	481,532
The Warnaco Group, Inc.(a)	3,312	115,258
		1,746,654
Auto Manufacturers — 0.0%
Wabash National Corp.	9,209	70,817
Automotive & Parts — 1.6%
Accuride Corp.(a)	24,105	189,465
American Axle & Manufacturing Holdings, Inc.	29,700	553,014
ArvinMeritor, Inc.	64,045	751,248
Autoliv, Inc.	5,600	295,176
Cooper Tire & Rubber Co.	66,771	1,107,063
Exide Technologies(a)	10,628	85,024
Standard Motor Products, Inc.	17,097	139,512
TRW Automotive Holdings Corp.(a)	39,300	821,370
		3,941,872

	Number of Shares	Market Value
Banks — 8.8%
Alabama National Bancorp	2,886	$224,560
Banco Latinoamericano de Exportaciones SA Cl. E	80,996	1,321,045
Bank Mutual Corp.	93,512	988,422
Cascade Bancorp(b)	17,480	243,322
Central Pacific Financial Corp.	66,934	1,235,602
Chemical Financial Corp.	4,832	114,953
City National Corp.	6,546	389,814
The Colonial BancGroup, Inc.	385	5,213
Community Bancorp/NV(a)	22,021	382,505
East West Bancorp, Inc.	38,952	943,807
First Bancorp(b)	41,510	302,608
First Charter Corp.	4,300	128,398
First Community Bancorp	80,328	3,312,727
First Indiana Corp.	3,543	113,376
First Merchants Corp.	1,001	21,862
First Regional Bancorp/Los Angeles, CA(a)	14,401	272,035
FirstMerit Corp.	9,627	192,636
Frontier Financial Corp.(b)	14,672	272,459
Green Bankshares, Inc.	4,867	93,446
Hanmi Financial Corp.	107,909	930,176
International Bancshares Corp.	23,643	495,084
Pinnacle Financial Partners, Inc.(a)	600	15,252
Preferred Bank/Los Angeles, CA	42,414	1,103,612
Renasant Corp.	4,900	105,693
The South Financial Group, Inc.(b)	125,825	1,966,645
Sterling Financial Corp.	1,600	26,864
Susquehanna Bancshares, Inc.	26,827	494,690
SVB Financial Group(a) (b)	23,720	1,195,488
Texas Capital Bancshares, Inc.(a)	24,671	450,246
TriCo Bancshares	734	14,166
Trustmark Corp.(b)	34,148	865,993
UCBH Holdings, Inc.	3,000	42,480
Umpqua Holdings Corp.(b)	127,639	1,957,982
Webster Financial Corp.	19,700	629,809
Whitney Holding Corp.	20,100	525,615
Wintrust Financial Corp.	17,713	586,832
		21,965,417
Beverages — 0.4%
Boston Beer Co., Inc. Cl. A(a)	3,928	147,889
Molson Coors Brewing Co. Cl. B	17,850	921,417
PepsiAmericas, Inc.	77	2,566
		1,071,872

	Number of Shares	Market Value
Biotechnology — 0.8%
Arqule, Inc.(a)	10,166	$58,963
Bio-Rad Laboratories, Inc. Cl. A(a)	3,000	310,860
Martek Biosciences Corp.(a) (b)	3,543	104,802
Millennium Pharmaceuticals, Inc.(a)	62,833	941,238
Molecular Insight Pharmaceuticals, Inc.(a)	6,700	60,702
Regeneration Technologies, Inc.(a)	11,068	96,070
XOMA Ltd.(a)	118,400	401,376
		1,974,011
Building Materials — 0.0%
Goodman Global, Inc.(a)	326	8,000
NCI Building Systems, Inc.(a) (b)	1,833	52,772
		60,772
Chemicals — 5.0%
Arch Chemicals, Inc.	4,897	179,965
Ashland, Inc.	18,100	858,483
Celanese Corp. Cl. A	24,700	1,045,304
CF Industries Holdings, Inc.	35,597	3,917,806
Cytec Industries, Inc.	15,500	954,490
H.B. Fuller Co.	8,600	193,070
Innospec, Inc.	32,616	559,691
The Lubrizol Corp.	9,700	525,352
Methanex Corp.(b)	13,400	369,840
Minerals Technologies, Inc.	7,820	523,549
OM Group, Inc.(a)	6,567	377,865
Penford Corp.	1,386	35,468
Rockwood Holdings, Inc.(a)	51,119	1,698,173
Schulman (A.), Inc.	15,506	334,154
Spartech Corp.	2,200	31,020
Stepan Co.	1,515	49,283
Terra Industries, Inc.(a)	14,170	676,759
Tronox, Inc. Cl. B	231	1,998
		12,332,270
Commercial Services — 4.6%
ABM Industries, Inc.	43,062	878,034
Albany Molecular Research, Inc.(a)	13,400	192,692
Arbitron, Inc.	3,400	141,338
Avis Budget Group, Inc.(a)	37,300	484,900
Bowne & Co., Inc.	49,288	867,469
Capella Education Co.(a)	11,400	746,244
Career Education Corp.(a)	1,155	29,037
Corinthian Colleges, Inc.(a)	8,300	127,820

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Small Cap Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
CPI Corp.	15,639	$368,298
DynCorp International, Inc.(a)	49,756	1,337,441
Healthspring, Inc.(a)	27,910	531,685
Integrated Electrical Services, Inc.(a)	31,514	592,148
INVESTools, Inc.(a)	10,900	193,366
ITT Educational Services, Inc.(a)	13,862	1,182,013
Kelly Services, Inc. Cl. A	19,800	369,468
Maximus, Inc.	1,400	54,054
Morningstar, Inc.(a)	1,200	93,300
MPS Group, Inc.(a)	2,700	29,538
PharmaNet Development Group, Inc.(a)	9,858	386,532
PHH Corp.(a)	28,552	503,657
Premier Exhibitions, Inc.(a) (b)	16,096	176,090
Pre-Paid Legal Services, Inc.(a) (b)	13,939	771,524
Spherion Corp.(a)	156,092	1,136,350
TNS, Inc.(b)	19,869	352,675
		11,545,673
Computers — 2.2%
Agilysys, Inc.	27,938	422,423
Ansoft Corp.(a)	3,469	89,674
Ciber, Inc.(a)	105,686	645,741
Hutchinson Technology, Inc.(a)	17,559	462,153
Immersion Corp.(a) (b)	136,103	1,762,534
InterVoice, Inc.(a)	1,500	11,985
Magma Design Automation, Inc.(a)	22,701	277,179
Manhattan Associates, Inc.(a)	10,936	288,273
Palm, Inc.(b)	29,500	187,030
Quantum Corp.(a)	257,310	692,164
Sigma Designs, Inc.(a) (b)	10,400	574,080
Silicon Storage Technology, Inc.(a)	9,473	28,324
Synaptics, Inc.(a)	900	37,044
Synopsys, Inc.(a)	3,774	97,860
		5,576,464
Consumer Services — 0.0%
Core-Mark Holding Co., Inc.(a)	3,697	106,178
Cosmetics & Personal Care — 0.2%
Elizabeth Arden, Inc.(a)	18,809	382,763
Distribution & Wholesale — 0.3%
Ingram Micro, Inc. Cl. A(a)	770	13,891
Tech Data Corp.(a)	16,327	615,854
		629,745

	Number of Shares	Market Value
Diversified Financial — 0.7%
Calamos Asset Management, Inc. Cl. A	4,300	$128,054
GAMCO Investors, Inc. Cl. A	6,084	421,317
Greenhill & Co., Inc.(b)	13,900	924,072
Janus Capital Group, Inc.	600	19,710
Ocwen Financial Corp.(a) (b)	7,008	38,824
optionsXpress Holdings, Inc.	5,100	172,482
Portfolio Recovery Associates, Inc.	500	19,835
		1,724,294
Electric — 2.9%
Alliant Energy Corp.	308	12,533
Aquila, Inc.(a)	8,800	32,824
Black Hills Corp.	7,100	313,110
Central Vermont Public Service Corp.(b)	3,100	95,604
Northeast Utilities	29,900	936,169
NorthWestern Corp.	12,322	363,499
Otter Tail Corp.	2,387	82,590
Pepco Holdings, Inc.	1,001	29,359
PNM Resources, Inc.	2,600	55,770
Portland General Electric Co.	67,998	1,888,984
Reliant Energy, Inc.(a)	36,000	944,640
Unisource Energy Corp.	1,400	44,170
Westar Energy, Inc.	90,817	2,355,793
		7,155,045
Electrical Components & Equipment — 1.5%
Belden, Inc.	182	8,099
C&D Technologies, Inc.(a) (b)	23,966	158,415
Encore Wire Corp.(b)	25,428	404,814
EnerSys(a)	34,500	861,120
Graftech International Ltd.(a)	74,431	1,321,150
Superior Essex, Inc.(a)	44,729	1,073,496
		3,827,094
Electronics — 2.7%
Analogic Corp.	8,317	563,227
Arrow Electronics, Inc.(a)	16,800	659,904
Badger Meter, Inc.(b)	4,387	197,196
Checkpoint Systems, Inc.(a)	21,600	561,168
Cubic Corp.	31,113	1,219,630
Methode Electronics, Inc.	23,027	378,564
PerkinElmer, Inc.	33,800	879,476
Stoneridge, Inc.(a)	10,782	86,687
Varian, Inc.(a)	18,338	1,197,471
Vishay Intertechnology, Inc.(a)	77,900	888,839
		6,632,162
Energy – Alternate Sources — 0.0%
Headwaters, Inc.(a)	1,500	17,610

	Number of Shares	Market Value
Engineering & Construction — 0.7%
Dycom Industries, Inc.(a)	3,389	$90,317
Emcor Group, Inc.(a)	22,275	526,358
Perini Corp.(a)	27,587	1,142,654
		1,759,329
Entertainment — 0.1%
Macrovision Corp.(a)	7,700	141,141
Environmental Controls — 0.1%
Calgon Carbon Corp.(a) (b)	9,473	150,526
Foods — 4.4%
Cal-Maine Foods, Inc.(b)	26,721	708,908
Chiquita Brands International, Inc.(a) (b)	73,246	1,346,994
Del Monte Foods Co.	39,300	371,778
Flowers Foods, Inc.	1,109	25,962
Fresh Del Monte Produce, Inc.(a)	70,332	2,361,749
Ingles Markets, Inc. Cl. A	5,876	149,192
Nash Finch Co.	13,392	472,470
Performance Food Group Co.(a)	99,884	2,683,883
Ruddick Corp.(b)	30,600	1,060,902
Seaboard Corp.	40	58,800
Smithfield Foods, Inc.(a)	12,000	347,040
SuperValu, Inc.	20,600	772,912
Tyson Foods, Inc. Cl. A	24,000	367,920
Winn-Dixie Stores Inc.-W/I(a)	12,800	215,936
		10,944,446
Forest Products & Paper — 1.3%
Buckeye Technologies, Inc.(a)	31,030	387,875
Potlatch Corp.	15,521	689,753
Schweitzer-Mauduit International, Inc.	500	12,955
United Stationers, Inc.(a)	44,899	2,074,783
		3,165,366
Gas — 1.2%
Atmos Energy Corp.	24,300	681,372
New Jersey Resources Corp.	1,000	50,020
Northwest Natural Gas Co.	25,020	1,217,473
South Jersey Industries, Inc.	1,200	43,308
WGL Holdings, Inc.	30,112	986,469
		2,978,642
Hand & Machine Tools — 0.8%
Hardinge, Inc.	21,891	367,331
Kennametal, Inc.	20,200	764,772
Regal-Beloit Corp.	20,300	912,485
		2,044,588

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Small Cap Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Health Care – Products — 0.9%
ArthoCare Corp.(a)	800	$38,440
CONMED Corp.(a)	27,015	624,317
Gen-Probe, Inc.(a)	1,848	116,295
Invacare Corp.	42,666	1,075,183
Kinetic Concepts, Inc.(a)	3,389	181,515
Merit Medical Systems, Inc.(a)	1,000	13,900
Osteotech, Inc.(a)	7,000	54,740
SurModics, Inc.(a)	300	16,281
Zoll Medical Corp.(a)	2,150	57,448
		2,178,119
Health Care – Services — 2.2%
Air Methods Corp.(a)	1,300	64,571
Apria Healthcare Group, Inc.(a)	56,668	1,222,329
Kindred Healthcare, Inc.(a)	82,874	2,070,193
LifePoint Hospitals, Inc.(a) (b)	18,600	553,164
Medcath Corp.(a)	6,296	154,630
Molina Healthcare, Inc.(a) (b)	24,500	948,150
RehabCare Group, Inc.(a)	23,236	524,204
		5,537,241
Home Builders — 0.2%
Coachmen Industries, Inc.	3,389	20,165
KB Home(b)	13,200	285,120
Monaco Coach Corp.	11,167	99,163
		404,448
Home Furnishing — 0.2%
Hooker Furniture Corp.	600	12,060
La-Z-Boy, Inc.(b)	154	1,221
Tempur-Pedic International, Inc.(b)	15,836	411,261
		424,542
Household Products — 0.5%
American Greetings Corp. Cl. A	57,014	1,157,384
Fossil, Inc.(a)	2,900	121,742
WD-40 Co.	400	15,188
		1,294,314
Insurance — 6.6%
American Physicians Capital, Inc.	19,792	820,576
Amtrust Financial Services, Inc.(b)	6,600	90,882
Arch Capital Group Ltd.(a)	14,100	991,935
Aspen Insurance Holdings Ltd.(b)	172,107	4,963,566
Assured Guaranty Ltd.	56,104	1,489,000
Castlepoint Holdings Ltd.	18,500	222,000

	Number of Shares	Market Value
Flagstone Reinsurance Holdings Ltd.	8,600	$119,540
IPC Holdings Ltd.	8,477	244,731
Max Capital Group Ltd.	87,318	2,444,031
NYMAGIC, Inc.	11,706	270,760
Old Republic International Corp.	36,000	554,760
The Phoenix Companies, Inc.	308	3,656
Platinum Underwriters Holdings Ltd.	80,472	2,861,584
Reinsurance Group of America, Inc.	5,622	295,043
StanCorp Financial Group, Inc.	12,300	619,674
Stewart Information Services	500	13,045
Universal American Corp.(a)	12,630	323,202
		16,327,985
Internet — 2.8%
1-800-Flowers.com, Inc. Cl. A(a)	17,559	153,290
Asiainfo Holdings, Inc.(a)	76,909	845,999
Avocent Corp.(a)	8,397	195,734
Blue Coat Systems, Inc.(a)	6,200	203,794
Blue Nile, Inc.(a) (b)	12,404	844,216
Chordiant Software, Inc.(a)	59,608	509,648
CMGI, Inc.(a)	17,952	234,992
EarthLink, Inc.(a)	11,244	79,495
Global Sources Ltd.(a)	660	18,625
InfoSpace, Inc.	3,466	65,161
Interwoven, Inc.(a)	117,353	1,668,760
On2 Technologies, Inc.(a) (b)	65,769	67,084
Overstock.com, Inc.(a) (b)	3,543	55,023
RealNetworks, Inc.(a)	108,602	661,386
RightNow Technologies, Inc.(a)	6,800	107,780
S1 Corp.(a)	27,879	203,517
SonicWALL, Inc.(a)	24,114	258,502
United Online, Inc.	7,509	88,756
Vignette Corp.(a)	35,894	524,411
Vocus, Inc.(a)	2,200	75,966
		6,862,139
Investment Companies — 1.0%
Apollo Investment Corp.	130,151	2,219,075
Capital Southwest Corp.	2,926	346,438
		2,565,513
Iron & Steel — 0.7%
Cleveland-Cliffs, Inc.(b)	3,000	302,400
Olympic Steel, Inc.	800	25,368
Schnitzer Steel Industries, Inc. Cl. A	5,237	362,034
Steel Dynamics, Inc.	17,600	1,048,432
		1,738,234

	Number of Shares	Market Value
Leisure Time — 0.7%
Brunswick Corp.	19,000	$323,950
Multimedia Games, Inc.(a) (b)	21,993	183,422
Polaris Industries, Inc.(b)	25,808	1,232,848
		1,740,220
Machinery – Construction & Mining — 0.3%
Terex Corp.(a)	11,800	773,726
Machinery – Diversified — 1.2%
AGCO Corp.(a) (b)	8,500	577,830
Applied Industrial Technologies, Inc.	8,317	241,359
Briggs & Stratton Corp.(b)	28,400	643,544
NACCO Industries, Inc. Cl. A	7,607	758,342
Robbins & Myers, Inc.(b)	1,615	122,142
Tecumseh Products Co. Cl. A(a)	30,916	723,744
		3,066,961
Manufacturing — 1.4%
A.O. Smith Corp.	12,630	442,681
AptarGroup, Inc.	14,000	572,740
Crane Co.	924	39,640
EnPro Industries, Inc.(a)	9,630	295,159
Koppers Holdings, Inc.	5,160	223,118
LSB Industries, Inc.(a) (b)	7,100	200,362
Park-Ohio Holdings Corp.(a)	2,926	73,443
Polypore International, Inc.(a)	9,500	166,250
SPX Corp.	6,400	658,240
Tredegar Corp.	36,699	590,120
Trimas Corp.(a)	9,473	100,319
		3,362,072
Media — 0.5%
Belo Corp. Cl. A	36,952	644,443
Cox Radio, Inc. Cl. A(a)	17,721	215,310
Entercom Communications Corp.	3,928	53,774
Journal Communications, Inc. Cl. A	11,398	101,898
Scholastic Corp.(a)	4,100	143,049
		1,158,474
Metal Fabricate & Hardware — 1.9%
Ampco-Pittsburgh Corp.	3,697	140,967
Commercial Metals Co.	23,200	680,920
Mueller Industries, Inc.	34,728	1,006,765
Quanex Corp.	28,597	1,484,184
Sun Hydraulics Corp.	4,082	102,989
Worthington Industries, Inc.(b)	72,225	1,291,383
		4,707,208

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Small Cap Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Mining — 0.0%
Hecla Mining Co.(a)	3,200	$29,920
Office Equipment/Supplies — 0.9%
Ikon Office Solutions, Inc.	173,956	2,264,907
Oil & Gas — 2.9%
Bill Barrett Corp.(a) (b)	4,159	174,137
Bois d'Arc Energy, Inc.(a)	8,300	164,755
Bronco Drilling Co., Inc.(a)	1,300	19,305
Cimarex Energy Co.	7,470	317,699
Comstock Resources, Inc.(a)	308	10,472
Delek US Holdings, Inc.	18,527	374,801
Grey Wolf, Inc.(a) (b)	86,870	463,017
Mariner Energy, Inc.(a)	5,269	120,555
Parker Drilling Co.(a)	847	6,395
Rosetta Resources, Inc.(a)	38,275	758,993
Rowan Companies, Inc.	7,100	280,166
Stone Energy Corp.(a)	54,443	2,553,921
Swift Energy Co.(a)	28,838	1,272,044
Western Refining, Inc.(b)	1,479	35,807
Whiting Petroleum Corp.(a)	10,936	630,570
		7,182,637
Oil & Gas Services — 1.1%
Dawson Geophysical Co.(a)	924	66,029
Exterran Holdings, Inc.(a)	7,000	572,600
Global Industries Ltd.(a)	20,620	441,680
Lufkin Industries, Inc.	500	28,645
Oil States International, Inc.(a) (b)	20,500	699,460
T-3 Energy Services, Inc.(a)	231	10,859
Trico Marine Services, Inc.(a)	5,220	193,244
Union Drilling, Inc.(a)	10,374	163,598
Willbros Group, Inc.(a) (b)	17,849	683,438
		2,859,553
Packaging & Containers — 0.3%
Owens-Illinois, Inc.(a)	431	21,335
Sonoco Products Co.	18,600	607,848
		629,183
Pharmaceuticals — 0.6%
Caraco Pharmaceutical Laboratories Ltd.(a)	2,669	45,773
Javelin Pharmaceuticals, Inc.(a)	5,776	21,602
Neurocrine Biosciences, Inc.(a)	12,900	58,566
Omnicare, Inc.	9,900	225,819
Synta Pharmaceuticals Corp.(a) (b)	7,200	48,240
Theragenics Corp.(a)	2,900	10,382
Watson Pharmaceutical, Inc.(a)	37,043	1,005,347
		1,415,729

	Number of Shares	Market Value
Pipelines — 0.1%
Oneok, Inc.	5,930	$265,486
Real Estate — 0.0%
Jones Lang Lasalle, Inc.(b)	1,386	98,628
Real Estate Investment Trusts (REITS) — 7.0%
Agree Realty Corp. REIT	6,490	195,349
AMB Property Corp.	20,300	1,168,468
Anthracite Capital, Inc. REIT(b)	144,487	1,046,086
Arbor Realty Trust, Inc.(b)	13,092	210,912
Ashford Hospitality Trust	33,200	238,708
BioMed Realty Trust, Inc. REIT	2,500	57,925
Camden Property Trust REIT	5,089	245,035
DCT Industrial Trust, Inc. REIT	86,800	808,108
Digital Realty Trust, Inc. REIT(b)	25,100	963,087
Douglas Emmett, Inc. REIT	6,100	137,921
Entertainment Properties Trust REIT	40,803	1,917,741
Federal Realty Investment Trust REIT(b)	10,551	866,765
FelCor Lodging Trust, Inc.(b)	34,300	534,737
Gramercy Capital Corp.(b)	32,576	791,923
Inland Real Estate Corp.	1,300	18,408
Medical Properties Trust, Inc.	123,444	1,257,894
Mid-America Apartment Communities, Inc. REIT	10,800	461,700
Post Properties, Inc. REIT(b)	7,203	252,969
Realty Income Corp.(b)	12,000	324,240
Regency Centers Corp.	27,492	1,772,959
Strategic Hotels & Resorts, Inc. REIT	14,600	244,258
Tanger Factory Outlet Centers, Inc. REIT(b)	9,000	339,390
Taubman Centers, Inc. REIT(b)	27,920	1,373,385
Ventas, Inc.(b)	46,608	2,109,012
		17,336,980
Retail — 3.4%
Asbury Automotive Group, Inc.	47,063	708,298
AutoNation, Inc.(a)	39,078	611,961
Bell Microproducts, Inc.(a)	13,785	82,848
Bob Evans Farms, Inc.	17,529	472,056
CEC Entertainment, Inc.(a)	4,200	109,032
Chipotle Mexican Grill, Inc. Cl. B(a)	200	24,610
Dillards, Inc. Cl. A(b)	14,500	272,310
Insight Enterprises, Inc.(a)	4,900	89,376
Jack in the Box, Inc.(a)	52,749	1,359,342
Jo-Ann Stores, Inc.(a)	65,538	857,237

	Number of Shares	Market Value
Jones Apparel Group, Inc.	34,400	$550,056
Landry's Restaurants, Inc.	3,200	63,040
Longs Drug Stores Corp.	800	37,600
O'Charley's, Inc.	53,209	797,071
PC Connection, Inc.(a)	9,164	104,011
RadioShack Corp.	2,771	46,719
Regis Corp.	7,300	204,108
Rush Enterprises, Inc. Cl. A(a)	64,176	1,166,720
School Specialty, Inc.(a)	4,467	154,335
Sonic Automotive, Inc.	30,035	581,478
Systemax, Inc.(b)	10,705	217,526
West Marine, Inc.(a)	5,160	46,337
		8,556,071
Savings & Loans — 2.7%
Astoria Financial Corp.	21,200	493,324
Bankfinancial Corp.	34,733	549,476
Brookline Bancorp, Inc.	25,568	259,771
First Niagara Financial Group, Inc.	30,349	365,402
Flagstar Bancorp, Inc.	8,883	61,915
KNBT Bancorp, Inc.	9,087	140,122
NewAlliance Bancshares, Inc.(b)	79,015	910,253
Provident Financial Services, Inc.(b)	257,295	3,710,194
Provident New York Bancorp	13,400	173,128
Roma Financial Corp.	3,900	61,191
		6,724,776
Semiconductors — 1.3%
Amkor Technology, Inc.(a)	39,700	338,641
Credence Systems Corp.(a)	75,241	182,083
DSP Group, Inc.(a)	17,088	208,474
Exar Corp.(a)	37,056	295,336
Lattice Semiconductor Corp.(a)	154	501
Novellus Systems, Inc.(a)	154	4,246
Pericom Semiconductor Corp.(a)	6,100	114,070
Skyworks Solutions, Inc.(a)	117,162	995,877
Teradyne, Inc.(a)	27,000	279,180
Zoran Corp.(a)	32,300	727,073
		3,145,481
Software — 1.5%
Actuate Corp.(a)	1,800	13,986
Advent Software, Inc.(a) (b)	5,702	308,478
Captaris, Inc.(a)	58,922	254,543
Concur Technologies, Inc.(a)	2,900	105,009
CSG Systems International, Inc.(a)	4,929	72,555

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Small Cap Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Double-Take Software, Inc.(a)	2,400	$52,128
Fair Isaac Corp.	4,414	141,910
JDA Software Group, Inc.(a)	14,977	306,429
MicroStrategy, Inc. Cl. A(a)	4,759	452,581
Omniture, Inc.(a) (b)	8,798	292,885
Pegasystems, Inc.	15,711	187,432
Phase Forward, Inc.(a)	4,600	100,050
Phoenix Technologies Ltd.(a)	6,848	88,202
Progress Software Corp.(a)	400	13,472
SeaChange International, Inc.(a)	7,470	54,008
Sybase, Inc.(a)	4,423	115,396
Synchronoss Technologies, Inc.(a) (b)	5,182	183,650
SYNNEX Corp.(a)	18,252	357,739
Taleo Corp., Cl. A(a)	20,467	609,507
		3,709,960
Telecommunications — 4.0%
ADTRAN, Inc.(b)	40,935	875,190
Applied Signal Technology, Inc.	2,000	27,160
Aruba Networks, Inc.(a) (b)	39,153	583,771
Atlantic Tele-Network, Inc.	8,548	288,751
Cbeyond, Inc.(a)	14,200	553,658
CommScope, Inc.(a)	17,600	866,096
Consolidated Communications Holdings, Inc.	8,086	160,911
EMS Technologies, Inc.(a)	13,891	420,064
Fairpoint Communications, Inc.	77	1,003
IDT Corp. Cl. B	16,748	141,521
Loral Space & Communications(a)	20,681	708,324
Network Equipment Technologies, Inc.(a)	11,902	100,215
Novatel Wireless, Inc.(a)	35,195	570,159
NTELOS Holdings Corp.	50,221	1,491,061
Plantronics, Inc.	18,723	486,798
Premiere Global Services, Inc.(a)	54,770	813,335
RF Micro Devices, Inc.(a) (b)	113,593	648,616
Shenandoah Telecom Co.	12,014	288,096
Surewest Communications	14,490	247,779
Tekelec(a)	1,001	12,513
USA Mobility, Inc.(a)	43,204	617,817
		9,902,838

	Number of Shares	Market Value
Transportation — 2.7%
Arkansas Best Corp.	22,700	$498,038
Con-way, Inc.	23,000	955,420
Dynamex, Inc.(a)	600	16,236
Genco Shipping & Trading Ltd.	10,800	591,408
General Maritime Corp.	29,449	720,028
Golar LNG Ltd.(b)	19,611	433,795
Gulfmark Offshore, Inc.(a)	19,638	918,862
Knightsbridge Tankers Ltd.	500	12,075
Ryder System, Inc.	22,500	1,057,725
TBS International Ltd.(a)	24,886	822,731
Werner Enterprises, Inc.(b)	39,647	675,188
		6,701,506
Trucking & Leasing — 0.4%
GATX Corp.	25,600	939,008
TOTAL EQUITIES (Cost $253,375,411)		230,539,150
	Principal Amount
SHORT-TERM INVESTMENTS — 20.4%
Cash Equivalents — 17.4%(d)
Abbey National North America Eurodollar Time Deposit 5.000% 01/09/2008	$1,029,258	1,029,258
Abbey National North America Eurodollar Time Deposit 5.160% 01/07/2008	1,029,258	1,029,258
ABN AMRO Bank NV Eurodollar Time Deposit 5.145% 01/03/2008	617,554	617,554
ABN AMRO Bank NV Eurodollar Time Deposit 5.160% 01/04/2008	823,407	823,407
ABN AMRO Bank NV Eurodollar Time Deposit 5.185% 01/04/2008	823,407	823,407
Bank of Nova Scotia Eurodollar Time Deposit 4.850% 01/22/2008	514,629	514,629
Bank of Nova Scotia Eurodollar Time Deposit 4.960% 01/17/2008	514,629	514,629
Bank of Nova Scotia Eurodollar Time Deposit 5.150% 01/03/2008	1,440,961	1,440,961
Bank of Scotland Eurodollar Time Deposit 4.870% 02/11/2008	823,407	823,407

	Principal Amount	Market Value
Bank of Scotland Eurodollar Time Deposit 5.150% 01/02/2008	$617,554	$617,554
Barclays Eurodollar Time Deposit 4.880% 02/06/2008	514,629	514,629
Barclays Eurodollar Time Deposit 5.000% 01/22/2008	617,554	617,554
Barclays Eurodollar Time Deposit 5.150% 02/12/2008	617,554	617,554
Barclays Eurodollar Time Deposit 5.350% 01/04/2008	617,554	617,554
BNP Paribas NY Branch Eurodollar Time Deposit 5.010% 01/16/2008	617,554	617,554
BNP Paribas NY Branch Eurodollar Time Deposit 5.150% 01/02/2008	823,407	823,407
BNP Paribas NY Branch Eurodollar Time Deposit 5.200% 01/11/2008	1,029,258	1,029,258
Calyon Eurodollar Time Deposit 4.250% 01/02/2008	4,374,346	4,374,346
Calyon Eurodollar Time Deposit 5.120% 03/03/2008	823,407	823,407
Dexia Credit Local Eurodollar Time Deposit 4.755% 01/03/2008	617,554	617,554
Dexia Credit Local Eurodollar Time Deposit 4.815% 01/04/2008	514,629	514,629
Fifth Third Bancorp Time Deposit 2.750% 01/02/2008	926,332	926,332
Fortis Bank Eurodollar Time Deposit 4.300% 01/02/2008	308,778	308,778
Fortis Bank Eurodollar Time Deposit 4.600% 01/07/2008	1,029,258	1,029,258
JP Morgan Chase & Co. Eurodollar Time Deposit 5.150% 02/12/2008	1,029,258	1,029,258
Lloyds TSB Bank PLC Eurodollar Time Deposit 4.750% 01/24/2008	1,029,258	1,029,258
Lloyds TSB Bank PLC Eurodollar Time Deposit 5.150% 01/03/2008	617,554	617,554

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Small Cap Value Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Rabobank USA Finance Corp. Eurodollar Time Deposit 4.880% 01/10/2008	$617,554	$617,554
Rabobank USA Finance Corp. Eurodollar Time Deposit 5.080% 01/09/2008	720,481	720,481
Reserve Primary Money Market Fund(c)	2,446,033	2,446,033
Royal Bank of Scotland Eurodollar Time Deposit 4.700% 02/25/2008	1,029,258	1,029,258
Royal Bank of Scotland Eurodollar Time Deposit 4.830% 02/05/2008	514,629	514,629
Royal Bank of Scotland Eurodollar Time Deposit 5.000% 01/22/2008	514,629	514,629
Societe Generale Eurodollar Time Deposit 4.900% 02/29/2008	823,407	823,407
Societe Generale Eurodollar Time Deposit 5.150% 01/02/2008	720,481	720,481
Societe Generale Eurodollar Time Deposit 5.150% 03/03/2008	720,481	720,481
Svenska Handelsbanken Eurodollar Time Deposit 4.250% 01/02/2008	6,060,652	6,060,652
Toronto Dominion Bank Ltd. Eurodollar Time Deposit 4.800% 02/11/2008	1,029,258	1,029,258
Toronto Dominion Bank Ltd. Eurodollar Time Deposit 5.050% 01/11/2008	411,703	411,703
Toronto Dominion Bank Ltd. Eurodollar Time Deposit 5.100% 01/10/2008	1,029,258	1,029,258
UBS Finance Delaware LLC Eurodollar Time Deposit 4.920% 01/11/2008	1,029,258	1,029,258
Wells Fargo Eurodollar Time Deposit 4.600% 01/02/2008	514,629	514,629
Wells Fargo Eurodollar Time Deposit 4.750% 01/08/2008	720,481	720,481
		43,244,140

	Principal Amount	Market Value
Repurchase Agreements — 3.0%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/2007, 2.55%, due 01/02/2008(e)	$7,553,826	$7,553,826
TOTAL SHORT-TERM INVESTMENTS (Cost $50,797,966)		50,797,966
TOTAL INVESTMENTS — 113.2% (Cost $304,173,377)(f)		281,337,116
Other Assets/ (Liabilities) — (13.2%)		(32,754,031)
NET ASSETS — 100.0%		$248,583,085

Notes to Portfolio of Investments

(a)  Non-income producing security.

(b)  Denotes all or a portion of security on loan. (Note 2).

(c)  Principal amount represents shares owned of the fund.

(d)  Represents investments of security lending collateral. (Note 2).

(e)  Maturity value of $7,554,896. Collateralized by U.S. Government Agency obligations with rates ranging from 4.579% to 5.328%, maturity dates ranging from 05/15/2035 to 07/01/2035, and an aggregate market value, including accrued interest, of $7,705,768.

(f)  See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Small Cap Index Fund – Portfolio of Investments

December 31, 2007

	Number of Shares	Market Value
EQUITIES — 99.1%
COMMON STOCK — 99.1%
Advertising — 0.2%
inVentiv Health, Inc.(a)	3,564	$110,342
Aerospace & Defense — 2.2%
AAR Corp.(a)	4,200	159,726
Curtiss-Wright Corp.(b)	5,000	251,000
Esterline Technologies Corp.(a)	3,203	165,755
GenCorp, Inc.(a)	6,100	71,126
Kaman Corp.	2,700	99,387
Moog, Inc. Cl. A(a) (b)	4,700	215,307
Teledyne Technologies, Inc.(a) (b)	3,900	207,987
Triumph Group, Inc.	1,900	156,465
		1,326,753
Agriculture — 0.2%
Alliance One International, Inc.(a)	9,900	40,293
Andersons, Inc. (The)	2,000	89,600
		129,893
Airlines — 0.4%
Frontier Airlines Holdings, Inc.(a)	4,200	22,092
Mesa Air Group, Inc.(a)	3,500	10,815
SkyWest, Inc.	6,700	179,895
		212,802
Apparel — 1.9%
Crocs, Inc.(a) (b)	9,200	338,652
Deckers Outdoor Corp.(a)	1,400	217,084
Iconix Brand Group, Inc.(a) (b)	6,400	125,824
Kellwood Co.(b)	2,800	46,592
K-Swiss, Inc. Cl. A	3,000	54,300
Maidenform Brands, Inc.(a)	2,100	28,413
Oxford Industries, Inc.	1,700	43,809
Skechers U.S.A., Inc. Cl. A(a)	3,600	70,236
Volcom, Inc.(a) (b)	1,600	35,248
Wolverine World Wide, Inc.	6,000	147,120
		1,107,278
Auto Manufacturers — 0.1%
A.S.V., Inc.(a) (b)	2,200	30,470
Wabash National Corp.	3,400	26,146
		56,616

	Number of Shares	Market Value
Automotive & Parts — 0.1%
Spartan Motors, Inc.(b)	3,600	$27,504
Standard Motor Products, Inc.	1,300	10,608
Superior Industries International, Inc.(b)	2,500	45,425
		83,537
Banks — 5.9%
Alabama National Bancorp	1,800	140,058
Bank Mutual Corp.	5,900	62,363
Boston Private Financial Holdings, Inc.(b)	4,100	111,028
Cascade Bancorp(b)	3,100	43,152
Central Pacific Financial Corp.	3,400	62,764
Columbia Banking Systems, Inc.	2,000	59,460
Community Bank System, Inc.	3,200	63,584
Corus Bankshares, Inc.(b)	3,800	40,546
East West Bancorp, Inc.	7,000	169,610
First Bancorp(b)	8,310	60,580
First Commonwealth Financial Corp.(b)	6,900	73,485
First Financial Bancorp(b)	3,600	41,040
First Indiana Corp.	1,400	44,800
First Midwest Bancorp, Inc.(b)	5,600	171,360
Fremont General Corp.(a) (b)	7,400	25,900
Frontier Financial Corp.(b)	4,610	85,608
Glacier Bancorp, Inc.(b)	5,854	109,704
Hancock Holding Co.	2,700	103,140
Hanmi Financial Corp.	4,600	39,652
Independent Bank Corp.	2,320	22,040
Irwin Financial Corp.	2,100	15,435
Nara Bancorp, Inc.	2,300	26,841
PrivateBancorp, Inc.(b)	2,200	71,830
Prosperity Bancshares, Inc.(b)	4,182	122,909
Provident Bankshares Corp.	3,600	77,004
Signature Bank(a)	3,300	111,375
The South Financial Group, Inc.	8,000	125,040
Sterling Bancorp	2,200	30,008
Sterling Bancshares, Inc.	7,850	87,606
Sterling Financial Corp.	5,688	95,502
Susquehanna Bancshares, Inc.	9,500	175,180
TrustCo Bank Corp. NY(b)	8,300	82,336

	Number of Shares	Market Value
UCBH Holdings, Inc.	11,749	$166,366
UMB Financial Corp.	4,000	153,440
Umpqua Holdings Corp.(b)	6,898	105,815
United Bankshares, Inc.(b)	4,258	119,309
United Community Banks, Inc.(b)	4,522	71,448
Whitney Holding Corp.	7,350	192,202
Wilshire Bancorp, Inc.	1,700	13,345
Wintrust Financial Corp.	2,612	86,536
		3,459,401
Beverages — 0.1%
Boston Beer Co., Inc. Cl. A(a)	1,100	41,415
Peet's Coffee & Tea, Inc.(a) (b)	1,400	40,698
		82,113
Biotechnology — 1.2%
Arqule, Inc.(a)	3,600	20,880
Cambrex Corp.	3,000	25,140
CryoLife, Inc.(a)	2,500	19,875
Enzo Biochem, Inc.(a) (b)	3,400	43,316
Integra LifeSciences Holdings Corp.(a) (b)	2,000	83,860
Lifecell Corp.(a)	3,337	143,858
Martek Biosciences Corp.(a) (b)	3,600	106,488
Regeneron Pharmaceuticals, Inc.(a)	7,308	176,488
Savient Pharmaceuticals, Inc.(a) (b)	4,860	111,634
		731,539
Building Materials — 1.5%
Apogee Enterprises, Inc.	3,300	56,463
Drew Industries, Inc.(a)	2,000	54,800
Gibraltar Industries, Inc.	3,300	50,886
Lennox International, Inc.	7,205	298,431
NCI Building Systems, Inc.(a) (b)	2,200	63,338
Simpson Manufacturing Co., Inc.(b)	4,100	109,019
Texas Industries, Inc.	3,016	211,422
Universal Forest Products, Inc.(b)	2,100	61,866
		906,225
Chemicals — 1.3%
Arch Chemicals, Inc.	2,700	99,225
Georgia Gulf Corp.(b)	3,900	25,818
H.B. Fuller Co.	6,800	152,660

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
OM Group, Inc.(a)	3,300	$189,882
Omnova Solutions, Inc.(a)	4,600	20,286
Penford Corp.	1,200	30,708
PolyOne Corp.(a)	10,200	67,116
Quaker Chemical Corp.	1,200	26,364
Schulman (A.), Inc.	3,000	64,650
Tronox, Inc. Cl. B	4,600	39,790
Zep, Inc.(a) (b)	2,400	33,288
		749,787
Coal — 0.7%
Massey Energy Co.	8,800	314,600
Patriot Coal Corp.(a) (b)	3,000	125,220
		439,820
Commercial Services — 4.4%
Aaron Rents, Inc.	5,906	113,631
ABM Industries, Inc.	4,800	97,872
Administaff, Inc.(b)	2,700	76,356
AMN Healthcare Services, Inc.(a)	3,310	56,833
Arbitron, Inc.(b)	3,193	132,733
Bankrate, Inc.(a) (b)	1,400	67,326
Bowne & Co., Inc.	3,000	52,800
Bright Horizons Family Solutions, Inc.(a)	2,900	100,166
CDI Corp.	1,500	36,390
Chemed Corp.	2,643	147,691
Coinstar, Inc.(a)	3,100	87,265
Consolidated Graphics, Inc.(a)	1,324	63,314
CPI Corp.	600	14,130
Cross Country Healthcare, Inc.(a)	3,400	48,416
Gevity HR, Inc.	2,700	20,763
Healthcare Services Group, Inc.(b)	4,650	98,487
Heidrick & Struggles International, Inc.	2,000	74,220
Hooper Holmes, Inc.(a)	7,600	13,072
Kendle International, Inc.(a)	1,500	73,380
Live Nation, Inc.(a) (b)	8,133	118,091
Maximus, Inc.	2,100	81,081
Midas, Inc.(a)	1,500	21,990
On Assignment, Inc.(a)	3,700	25,937
PAREXEL International Corp.(a)	3,100	149,730
PharmaNet Development Group, Inc.(a)	2,200	86,262
Pre-Paid Legal Services, Inc.(a) (b)	1,000	55,350
Rewards Network, Inc.(a)	2,600	12,922
Spherion Corp.(a)	6,200	45,136

	Number of Shares	Market Value
Startek, Inc.(a)	1,400	$13,034
TrueBlue, Inc.(a)	5,000	72,400
Universal Technical Institute, Inc.(a) (b)	2,500	42,500
Viad Corp.	2,300	72,634
Volt Information Sciences, Inc.(a)	1,500	27,390
Watson Wyatt Worldwide, Inc. Cl. A	4,700	218,127
Wright Express Corp.(a)	4,400	156,156
		2,573,585
Computers — 2.6%
Agilysys, Inc.	2,900	43,848
Ansoft Corp.(a)	1,800	46,530
CACI International, Inc. Cl. A(a)	3,300	147,741
Catapult Communications Corp.(a)	1,300	9,815
Ciber, Inc.(a)	6,000	36,660
FactSet Research Systems, Inc.	4,800	267,360
Hutchinson Technology, Inc.(a)	3,000	78,960
Manhattan Associates, Inc.(a)	2,800	73,808
Mercury Computer Systems, Inc.(a)	2,600	41,886
MICROS Systems, Inc.(a)	4,600	322,736
MTS Systems Corp.	2,000	85,340
Radiant Systems, Inc.(a)	3,000	51,690
RadiSys Corp.(a)	2,400	32,160
SI International, Inc.(a)	1,500	41,205
Stratasys, Inc.(a) (b)	2,200	56,848
SYKES Enterprises, Inc.(a)	3,500	63,000
Synaptics, Inc.(a)	2,900	119,364
		1,518,951
Computers & Information — 0.2%
ScanSource, Inc.(a)	2,900	93,815
Consumer Products — 0.2%
Pool Corp.(b)	5,400	107,082
Cosmetics & Personal Care — 0.3%
Chattem, Inc.(a) (b)	2,100	158,634
Distribution & Wholesale — 0.5%
LKQ Corp.(a)	12,700	266,954
Diversified Financial — 1.3%
Financial Federal Corp.(b)	2,900	64,641
Investment Technology Group, Inc.(a)	4,900	233,191
LaBranche & Co., Inc.(a)	6,000	30,240

	Number of Shares	Market Value
optionsXpress Holdings, Inc.(b)	4,900	$165,718
Piper Jaffray Cos.(a)	1,890	87,545
Portfolio Recovery Associates, Inc.(b)	1,800	71,406
SWS Group, Inc.	2,450	31,041
TradeStation Group, Inc.(a)	3,000	42,630
World Acceptance Corp.(a) (b)	1,900	51,262
		777,674
Electric — 1.5%
Allete, Inc.(b)	2,800	110,824
Avista Corp.	5,910	127,301
Central Vermont Public Service Corp.(b)	1,100	33,924
CH Energy Group, Inc.	1,500	66,810
Cleco Corp.	6,751	187,678
El Paso Electric Co.(a)	5,100	130,407
UIL Holdings Corp.	2,766	102,204
Unisource Energy Corp.	3,900	123,045
		882,193
Electrical Components & Equipment — 0.8%
Advanced Energy Industries, Inc.(a)	4,000	52,320
Belden, Inc.(b)	5,000	222,500
C&D Technologies, Inc.(a) (b)	3,200	21,152
Greatbatch, Inc.(a) (b)	2,500	49,975
Littelfuse, Inc.(a)	2,500	82,400
Magnetek, Inc.(a)	3,700	15,836
Vicor Corp.	2,100	32,739
		476,922
Electronics — 6.1%
Analogic Corp.	1,453	98,397
Bel Fuse, Inc. Cl. B	1,300	38,051
Benchmark Electronics, Inc.(a)	7,850	139,180
Brady Corp. Cl. A	5,958	209,066
Checkpoint Systems, Inc.(a)	4,300	111,714
CTS Corp.	4,000	39,720
Cubic Corp.	1,700	66,640
Cymer, Inc.(a)	3,332	129,715
Daktronics, Inc.(b)	3,600	81,252
Dionex Corp.(a)	2,100	174,006
Electro Scientific Industries, Inc.(a)	3,200	63,520
Faro Technologies, Inc.(a)	1,800	48,924
FEI Co.(a) (b)	4,000	99,320
FLIR Systems, Inc.(a)	15,164	474,633
Itron, Inc.(a) (b)	3,417	327,929

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Keithley Instruments, Inc.	1,600	$15,488
Lo-Jack Corp.(a)	2,000	33,620
Methode Electronics, Inc.	4,100	67,404
Newport Corp.(a) (b)	4,300	54,997
Park Electrochemical Corp.	2,200	62,128
Photon Dynamics, Inc.(a)	1,800	14,940
Planar Systems, Inc.(a)	1,900	12,160
Plexus Corp.(a)	5,200	136,552
Rogers Corp.(a)	1,962	85,092
Sonic Solutions, Inc.(a)	3,000	31,170
Technitrol, Inc.	4,500	128,610
Trimble Navigation Ltd.(a)	13,554	409,873
TTM Technologies, Inc.(a)	4,700	54,802
Watts Water Technologies, Inc. Cl. A(b)	3,620	107,876
Woodward Governor Co.	3,300	224,235
X-Rite, Inc.(a)	3,100	36,022
		3,577,036
Energy – Alternate Sources — 0.1%
Headwaters, Inc.(a) (b)	4,700	55,178
Engineering & Construction — 1.3%
Emcor Group, Inc.(a)	7,100	167,773
Insituform Technologies, Inc. Cl. A(a)	3,000	44,400
The Shaw Group, Inc.(a)	9,100	550,004
		762,177
Entertainment — 0.3%
Pinnacle Entertainment, Inc.(a)	6,700	157,852
Shuffle Master, Inc.(a) (b)	3,900	46,761
		204,613
Environmental Controls — 0.6%
TETRA Technologies, Inc.(a) (b)	6,600	141,900
Waste Connections, Inc.(a)	7,437	229,803
		371,703
Foods — 2.1%
Flowers Foods, Inc.	8,550	200,155
Great Atlantic & Pacific Tea Co.(a) (b)	2,532	79,328
Hain Celestial Group, Inc.(a)	4,500	144,000
J&J Snack Foods Corp.	1,500	46,920
Lance, Inc.	3,400	69,428
Nash Finch Co.(b)	1,500	52,920
Performance Food Group Co.(a)	3,900	104,793
Ralcorp Holdings, Inc.(a)	2,880	175,075
Sanderson Farms, Inc.(b)	1,800	60,804

	Number of Shares	Market Value
Spartan Stores, Inc.	2,400	$54,840
TreeHouse Foods, Inc.(a)	3,500	80,465
United Natural Foods, Inc.(a) (b)	4,700	149,084
		1,217,812
Forest Products & Paper — 0.9%
Buckeye Technologies, Inc.(a)	4,200	52,500
Building Materials Holding Corp.(b)	3,200	17,696
Caraustar Industries, Inc.(a)	3,300	10,197
Deltic Timber Corp.	1,100	56,639
Neenah Paper, Inc.	1,600	46,640
Rock-Tenn Co. Cl. A	3,800	96,558
Schweitzer-Mauduit International, Inc.	1,700	44,047
United Stationers, Inc.(a)	2,840	131,236
Wausau Paper Corp.	5,300	47,647
		503,160
Gas — 3.1%
Atmos Energy Corp.	9,967	279,475
The Laclede Group, Inc.	2,400	82,176
New Jersey Resources Corp.	3,100	155,062
Northwest Natural Gas Co.	2,900	141,114
Piedmont Natural Gas Co., Inc.(b)	8,200	214,512
South Jersey Industries, Inc.	3,200	115,488
Southern Union Co.	13,287	390,106
Southwest Gas Corp.	4,600	136,942
UGI Corp.	11,900	324,275
		1,839,150
Hand & Machine Tools — 0.6%
Baldor Electric Co.	5,206	175,234
Regal-Beloit Corp.	3,500	157,325
		332,559
Health Care – Products — 5.0%
American Medical Systems Holdings, Inc.(a) (b)	7,900	114,234
ArthoCare Corp.(a) (b)	3,000	144,150
Biolase Technology, Inc.(a)	2,900	6,844
CONMED Corp.(a)	3,100	71,641
Cooper Cos., Inc.	4,900	186,200
Cyberonics, Inc.(a)	2,400	31,584
Datascope Corp.	1,400	50,960
Haemonetics Corp.(a) (b)	2,900	182,758
ICU Medical, Inc.(a)	1,400	50,414

	Number of Shares	Market Value
IDEXX Laboratories, Inc.(a)	6,900	$404,547
Immucor, Inc.(a)	7,800	265,122
Invacare Corp.(b)	3,600	90,720
Kensey Nash Corp.(a)	1,300	38,896
LCA-Vision, Inc.(b)	2,200	43,934
Mentor Corp.(b)	3,736	146,078
Meridian Bioscience, Inc.	4,300	129,344
Merit Medical Systems, Inc.(a)	3,200	44,480
Osteotech, Inc.(a)	2,200	17,204
Palomar Medical Technologies, Inc.(a)	2,000	30,640
Possis Medical, Inc.(a)	1,900	27,702
PSS World Medical, Inc.(a)	7,400	144,818
Respironics, Inc.(a)	8,200	536,936
SurModics, Inc.(a) (b)	1,700	92,259
Symmetry Medical, Inc.(a)	4,000	69,720
Vital Signs, Inc.	900	46,008
		2,967,193
Health Care – Services — 3.4%
Amedisys, Inc.(a)	3,001	145,609
AMERIGROUP Corp.(a) (b)	5,800	211,410
AmSurg Corp.(a)	3,400	92,004
Centene Corp.(a)	4,800	131,712
Gentiva Health Services, Inc.(a)	3,100	59,024
Healthways, Inc.(a) (b)	4,000	233,760
LHC Group, Inc.(a)	1,500	37,470
Matria Healthcare, Inc.(a) (b)	2,400	57,048
Medcath Corp.(a)	1,500	36,840
Molina Healthcare, Inc.(a) (b)	1,600	61,920
Odyssey Healthcare, Inc.(a)	3,800	42,028
Pediatrix Medical Group, Inc.(a)	5,400	368,010
RehabCare Group, Inc.(a)	1,900	42,864
Res-Care, Inc.(a)	2,700	67,932
Sierra Health Services, Inc.(a)	6,182	259,397
Sunrise Senior Living, Inc.(a) (b)	5,100	156,468
		2,003,496
Home Builders — 0.6%
Champion Enterprises, Inc.(a) (b)	8,500	80,070
Coachmen Industries, Inc.	1,800	10,710
Fleetwood Enterprises, Inc.(a)	7,200	43,056
M/I Homes, Inc.(b)	1,400	14,700

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Meritage Homes Corp.(a) (b)	2,800	$40,796
Monaco Coach Corp.	3,100	27,528
Skyline Corp.	800	23,480
Standard-Pacific Corp.(b)	7,538	25,252
Winnebago Industries, Inc.(b)	3,400	71,468
		337,060
Home Furnishing — 0.4%
Audiovox Corp. Cl. A(a)	2,100	26,040
Bassett Furniture Industries, Inc.	1,300	12,142
Ethan Allen Interiors, Inc.(b)	3,400	96,900
La-Z-Boy, Inc.(b)	5,600	44,408
Universal Electronics, Inc.(a)	1,600	53,504
		232,994
Household Products — 0.7%
Central Garden & Pet Co. Cl. A(a)	7,900	42,344
Fossil, Inc.(a)	5,100	214,098
Russ Berrie and Co., Inc.(a)	1,700	27,812
Spectrum Brands, Inc.(a) (b)	4,400	23,452
The Standard Register Co.	1,600	18,656
WD-40 Co.	1,900	72,143
		398,505
Housewares — 0.5%
Libbey, Inc.(b)	1,600	25,344
National Presto Industries, Inc.	500	26,330
The Toro Co.(b)	4,400	239,536
		291,210
Insurance — 3.0%
Delphi Financial Group, Inc. Cl. A	4,850	171,108
Hilb, Rogal & Hobbs Co.	4,000	162,280
Infinity Property & Casualty Corp.	1,792	64,745
Landamerica Financial Group, Inc.	1,705	57,032
Navigators Group, Inc.(a)	1,500	97,500
Philadelphia Consolidated Holding Corp.(a)	6,400	251,840
Presidential Life Corp.	2,500	43,775
ProAssurance Corp.(a)	3,635	199,634
RLI Corp.	2,200	124,938
Safety Insurance Group, Inc.	1,700	62,254

	Number of Shares	Market Value
SCPIE Holdings, Inc.(a)	1,000	$27,470
Selective Insurance Group	5,910	135,871
Stewart Information Services	2,000	52,180
Tower Group, Inc.	2,200	73,480
Triad Guaranty, Inc.(a) (b)	1,500	14,700
United Fire & Casualty Co.	2,351	68,391
Zenith National Insurance Corp.	4,100	183,393
		1,790,591
Internet — 1.8%
Blue Coat Systems, Inc.(a)	4,200	138,054
Blue Nile, Inc.(a) (b)	1,800	122,508
CyberSources Corp.(a)	7,699	136,811
DealerTrack Holdings, Inc.(a)	3,300	110,451
InfoSpace, Inc.	3,600	67,680
j2 Global Communications, Inc.(a)	5,600	118,552
Knot (The), Inc.(a)	3,000	47,820
Napster, Inc.(a)	5,500	10,835
PC-Tel, Inc.(a)	2,700	18,522
Perficient, Inc.(a)	3,300	51,942
Secure Computing Corp.(a)	6,300	60,480
Stamps.com, Inc.(a)	1,900	23,142
United Online, Inc.	7,300	86,286
Websense, Inc.(a)	4,868	82,659
		1,075,742
Iron & Steel — 0.0%
Material Sciences Corp.(a)	1,600	11,888
Leisure Time — 0.7%
Arctic Cat, Inc.(b)	1,400	16,716
Multimedia Games, Inc.(a) (b)	2,500	20,850
Nautilus, Inc.	3,500	16,975
Polaris Industries, Inc.(b)	3,962	189,265
WMS Industries, Inc.(a) (b)	4,500	164,880
		408,686
Lodging — 0.1%
Marcus Corp.	2,400	37,080
Monarch Casino & Resort, Inc.(a)	1,500	36,120
		73,200
Machinery – Construction & Mining — 0.1%
Astec Industries, Inc.(a)	2,100	78,099
Machinery – Diversified — 1.7%
Albany International Corp. Cl. A	2,885	107,033

	Number of Shares	Market Value
Applied Industrial Technologies, Inc.	4,100	$118,982
Briggs & Stratton Corp.(b)	5,700	129,162
Cascade Corp.(b)	1,100	51,106
Cognex Corp.	4,700	94,705
Gardner Denver, Inc.(a)	5,900	194,700
Gerber Scientific, Inc.(a)	2,500	27,000
Intevac, Inc.(a)	2,400	34,896
Lindsay Corp.(b)	1,300	91,897
Robbins & Myers, Inc.(b)	1,900	143,697
		993,178
Machinery & Components — 0.2%
Watsco, Inc.(b)	2,700	99,252
Manufacturing — 2.4%
A.O. Smith Corp.	2,500	87,625
Acuity Brands, Inc.	4,800	216,000
AptarGroup, Inc.	7,700	315,007
Barnes Group, Inc.	5,000	166,950
Ceradyne, Inc.(a)	3,100	145,483
Clarcor, Inc.	5,400	205,038
EnPro Industries, Inc.(a)	2,400	73,560
Griffon Corp.(a) (b)	3,000	37,350
Lydall, Inc.(a)	1,800	18,936
Myers Industries, Inc.	3,000	43,410
Standex International Corp.	1,400	24,430
Sturm, Ruger & Co., Inc.(a)	2,400	19,872
Tredegar Corp.	2,700	43,416
		1,397,077
Media — 0.1%
4Kids Entertainment, Inc.(a)	1,400	18,410
Radio One, Inc. Cl. D(a)	8,800	20,856
		39,266
Medical Supplies — 0.3%
Owens & Minor, Inc.	4,400	186,692
Metal Fabricate & Hardware — 1.3%
Castle (A.M.) & Co.	1,790	48,670
Kaydon Corp.(b)	3,200	174,528
Lawson Products	480	18,202
Mueller Industries, Inc.	4,100	118,859
Quanex Corp.	4,100	212,790
Valmont Industries, Inc.	1,900	169,328
		742,377
Mining — 0.9%
Amcol International Corp.	2,500	90,075
Brush Engineered Materials, Inc.(a)	2,200	81,840
Century Aluminum Co.(a)	3,221	173,741
RTI International Metals, Inc.(a)	2,600	179,218
		524,874

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Office Furnishings — 0.2%
Interface, Inc. Cl. A	6,225	$101,592
Oil & Gas — 3.2%
Atwood Oceanics, Inc.(a) (b)	3,100	310,744
Cabot Oil & Gas Corp.	10,800	435,996
Penn Virginia Corp.	4,100	178,883
Petroleum Development Corp.(a)	1,600	94,608
Pioneer Drilling Co.(a)	5,500	65,340
St. Mary Land & Exploration Co.	7,121	274,942
Stone Energy Corp.(a)	3,100	145,421
Swift Energy Co.(a)	3,300	145,563
Unit Corp.(a)	5,200	240,500
		1,891,997
Oil & Gas Services — 3.9%
Basic Energy Services, Inc.(a) (b)	2,500	54,875
CARBO Ceramics, Inc.(b)	2,200	81,840
Dril-Quip, Inc.(a)	3,100	172,546
Gulf Island Fabrication, Inc.	1,200	38,052
Helix Energy Solutions Group, Inc.(a)	10,015	415,622
Hornbeck Offshore Services, Inc.(a) (b)	2,600	116,870
ION Geophysical Corp.(a)	9,000	142,020
Lufkin Industries, Inc.	1,600	91,664
Matrix Service Co.(a)	3,000	65,460
NATCO Group, Inc. Cl. A(a)	2,000	108,300
Oceaneering International, Inc.(a)	6,000	404,100
SEACOR Holdings, Inc.(a)	2,600	241,124
Superior Well Services, Inc.(a)	1,700	36,074
TETRA Technologies, Inc.(a)	8,100	126,117
W-H Energy Services, Inc.(a)	3,400	191,114
		2,285,778
Packaging & Containers — 0.0%
Chesapeake Corp.	2,300	11,937
Pharmaceuticals — 1.6%
Alpharma, Inc. Cl. A(a)	4,700	94,705
Bradley Pharmaceuticals, Inc.(a)	1,500	29,550
HealthExtras, Inc.(a)	4,000	104,320
Mannatech, Inc.(b)	1,800	11,376
MGI Pharma, Inc.(a)	9,000	364,770
Noven Pharmaceuticals, Inc.(a)	2,700	37,476

	Number of Shares	Market Value
PetMed Express, Inc.(a) (b)	2,700	$32,670
PharMerica Corp.(a) (b)	3,400	47,192
Salix Pharmaceuticals Ltd.(a) (b)	5,300	41,764
Sciele Pharma, Inc.(a)	4,000	81,800
Theragenics Corp.(a)	4,000	14,320
USANA Health Sciences, Inc.(a) (b)	900	33,372
ViroPharma, Inc.(a)	7,800	61,932
		955,247
Real Estate — 0.2%
Forestar Real Estate Group, Inc.	3,900	92,001
Real Estate Investment Trusts (REITS) — 4.5%
Acadia Realty Trust REIT	3,600	92,196
BioMed Realty Trust, Inc. REIT(b)	7,300	169,141
Colonial Properties Trust REIT(b)	5,100	115,413
DiamondRock Hospitality Co.(b)	10,400	155,792
Eastgroup Properties REIT	2,600	108,810
Entertainment Properties Trust REIT	3,173	149,131
Essex Property Trust, Inc. REIT	2,781	271,120
Extra Space Storage, Inc.	7,200	102,888
Inland Real Estate Corp.(b)	6,400	90,624
Kilroy Realty Corp.(b)	3,595	197,581
Kite Realty Group Trust REIT	3,300	50,391
Lexington Realty Trust REIT(b)	7,000	101,780
LTC Properties, Inc.	2,300	57,615
Medical Properties Trust, Inc.	5,500	56,045
Mid-America Apartment Communities, Inc. REIT	2,954	126,283
National Retail Properties, Inc. REIT(b)	7,985	186,689
Parkway Properties, Inc. REIT	1,713	63,347
PS Business Parks, Inc. REIT	1,800	94,590
Senior Housing Properties Trust(b)	9,828	222,899
Sovran Self Storage, Inc. REIT	2,365	94,836
Tanger Factory Outlet Centers, Inc. REIT(b)	3,400	128,214
		2,635,385

	Number of Shares	Market Value
Retail — 6.6%
Bell Microproducts, Inc.(a)	3,400	$20,434
Big 5 Sporting Goods Corp.	2,500	36,050
Brown Shoe Co., Inc.	4,850	73,575
Buffalo Wild Wings, Inc.(a) (b)	1,700	39,474
Cabela's, Inc. Cl. A(a) (b)	4,400	66,308
California Pizza Kitchen, Inc.(a)	3,450	53,717
Casey's General Stores, Inc.	5,600	165,816
Cash America International, Inc.	3,300	106,590
Cato Corp. Cl. A	3,500	54,810
CEC Entertainment, Inc.(a)	3,261	84,656
Charlotte Russe Holding, Inc.(a)	2,800	45,220
Childrens Place(a) (b)	2,600	67,418
Christopher & Banks Corp.(b)	4,000	45,800
CKE Restaurants, Inc.	6,078	80,230
Dress Barn, Inc.(a)	5,000	62,550
The Finish Line, Inc. Cl. A	4,600	11,132
First Cash Financial Services, Inc.(a)	3,100	45,508
Fred's, Inc.	4,400	42,372
Genesco, Inc.(a)	2,500	94,500
Group 1 Automotive, Inc.(b)	2,495	59,256
The Gymboree Corp.(a)	3,200	97,472
Haverty Furniture Companies, Inc.(b)	2,600	23,374
Hibbett Sports, Inc.(a)	3,400	67,932
Hot Topic, Inc.(a)	5,000	29,100
IHOP Corp.(b)	1,600	58,528
Insight Enterprises, Inc.(a)	5,400	98,496
Jack in the Box, Inc.(a)	6,626	170,752
Jo-Ann Stores, Inc.(a)	2,700	35,316
Jos. A. Bank Clothiers, Inc.(a) (b)	2,000	56,900
Landry's Restaurants, Inc.(b)	1,379	27,166
Lithia Motors, Inc. Cl. A	1,800	24,714
Longs Drug Stores Corp.	3,500	164,500
MarineMax, Inc.(a) (b)	2,000	31,000
Men's Wearhouse, Inc.	5,800	156,484
Movado Group, Inc.	2,100	53,109
O'Charley's, Inc.	2,700	40,446
P.F. Chang's China Bistro, Inc.(a) (b)	2,900	66,236

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Panera Bread Co. Cl. A(a) (b)	3,500	$125,370
Papa John's International, Inc.(a)	2,400	54,480
The PEP Boys - Manny, Moe & Jack(b)	4,600	52,808
Quiksilver, Inc.(a)	13,400	114,972
Red Robin Gourmet Burgers, Inc.(a)	1,800	57,582
Ruth's Chris Steak House(a)	2,000	17,880
School Specialty, Inc.(a) (b)	2,000	69,100
Select Comfort Corp.(a) (b)	5,013	35,141
Sonic Automotive, Inc.	3,500	67,760
Sonic Corp.(a)	6,743	147,672
Stage Stores, Inc.	4,578	67,754
The Steak n Shake Co.(a) (b)	3,100	33,790
Stein Mart, Inc.(b)	3,000	14,220
Texas Roadhouse, Inc. Cl. A(a)	6,000	66,360
Tractor Supply Co.(a) (b)	3,800	136,572
Triarc Cos. Cl. B	6,856	60,059
Tuesday Morning Corp.	3,300	16,731
Tween Brands, Inc.(a) (b)	2,700	71,496
World Fuel Services Corp.	3,200	92,896
Zale Corp.(a) (b)	5,000	80,300
Zumiez, Inc.(a) (b)	1,900	46,284
		3,886,168
Savings & Loans — 0.7%
Anchor Bancorp Wisconsin, Inc.	2,000	47,040
BankAtlantic Bancorp, Inc. Cl. A	4,700	19,270
Bankunited Financial Corp. Cl. A(b)	3,400	23,460
Brookline Bancorp, Inc.	6,500	66,040
Dime Community Bancshares	3,000	38,310
Downey Financial Corp.(b)	2,100	65,331
FirstFed Financial Corp.(a) (b)	1,513	54,196
Flagstar Bancorp, Inc.	4,000	27,880
Franklin Bank Corp.(a)	2,600	11,206
Guaranty Financial Group, Inc.	3,900	62,400
		415,133
Semiconductors — 3.3%
Actel Corp.(a)	3,000	40,980
AMIS Holdings, Inc.(a)	7,200	72,144

	Number of Shares	Market Value
ATMI, Inc.(a)	3,800	$122,550
Axcelis Technologies, Inc.(a)	11,100	51,060
Brooks Automation, Inc.(a)	7,705	101,783
Cabot Microelectronics Corp.(a)	2,600	93,366
Cohu, Inc.	2,600	39,780
Diodes, Inc.(a) (b)	3,400	102,238
DSP Group, Inc.(a)	3,593	43,835
Exar Corp.(a)	5,400	43,038
Kopin Corp.(a)	7,800	24,648
Kulicke & Soffa Industries, Inc.(a)	5,958	40,872
Micrel, Inc.	6,100	51,545
Microsemi Corp.(a)	8,620	190,847
MKS Instruments, Inc.(a)	5,500	105,270
Pericom Semiconductor Corp.(a)	3,000	56,100
Photronics, Inc.(a)	4,600	57,362
Rudolph Technologies, Inc.(a)	3,100	35,092
Skyworks Solutions, Inc.(a)	17,700	150,450
Standard Microsystems Corp.(a)	2,500	97,675
Supertex, Inc.(a) (b)	1,500	46,935
Ultratech, Inc.(a)	2,600	29,484
Varian Semiconductor Equipment Associates, Inc.(a)	8,400	310,800
Veeco Instruments, Inc.(a)	3,500	58,450
		1,966,304
Software — 4.1%
Allscripts Healthcare Solutions, Inc.(a) (b)	6,200	120,404
Ansys, Inc.(a)	8,794	364,599
Avid Technology, Inc.(a) (b)	3,800	107,692
Blackbaud, Inc.	4,800	134,592
Captaris, Inc.(a)	3,100	13,392
Concur Technologies, Inc.(a)	4,791	173,482
Digi International, Inc.(a)	2,700	38,313
Epicor Software Corp.(a)	6,400	75,392
EPIQ Systems, Inc.(a) (b)	2,849	49,601
Informatica Corp.(a)	9,900	178,398
JDA Software Group, Inc.(a)	2,900	59,334
ManTech International Corp. Cl. A(a)	2,100	92,022
Omnicell, Inc.(a)	3,900	105,027
Phase Forward, Inc.(a)	4,600	100,050

	Number of Shares	Market Value
Phoenix Technologies Ltd.(a)	3,100	$39,928
Progress Software Corp.(a)	4,600	154,928
Quality Systems, Inc.(b)	1,900	57,931
Smith Micro Software Inc.(a)	3,300	27,951
SPSS, Inc.(a)	2,200	79,002
SYNNEX Corp.(a)	1,800	35,280
Take-Two Interactive Software, Inc.(a)	8,100	149,445
THQ, Inc.(a)	7,500	211,425
Tyler Technologies, Inc.(a)	3,800	48,982
		2,417,170
Storage & Warehousing — 0.1%
Mobile Mini, Inc.(a)	4,000	74,160
Telecommunications — 2.0%
Adaptec, Inc.(a)	13,600	45,968
Anixter International, Inc.(a)	3,501	218,007
Applied Signal Technology, Inc.	1,300	17,654
Arris Group, Inc.(a)	15,102	150,718
Black Box Corp.	1,900	68,723
Comtech Telecommunications(a)	2,700	145,827
Ditech Networks, Inc.(a)	3,400	11,798
General Communication, Inc. Cl. A(a)	5,000	43,750
Harmonic, Inc.(a)	10,400	108,992
Netgear, Inc.(a)	3,900	139,113
Network Equipment Technologies, Inc.(a)	2,900	24,418
Novatel Wireless, Inc.(a)	3,665	59,373
Symmetricom, Inc.(a)	5,400	25,434
Tollgrade Communications, Inc.(a)	1,700	13,634
Viasat, Inc.(a)	2,800	96,404
		1,169,813
Telephone Utilities — 0.1%
Brightpoint, Inc.(a)	5,740	88,166
Textiles — 0.3%
Angelica Corp.	1,100	21,010
G&K Services, Inc. Cl. A	2,300	86,296
UniFirst Corp.	1,600	60,800
		168,106
Toys, Games & Hobbies — 0.2%
JAKKS Pacific, Inc.(a) (b)	3,100	73,191
RC2 Corp.(a)	2,264	63,550
		136,741

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Transportation — 2.1%
Arkansas Best Corp.(b)	2,800	$61,432
Bristow Group, Inc.(a)	2,600	147,290
Forward Air Corp.	3,300	102,861
Heartland Express, Inc.(b)	6,399	90,738
Hub Group, Inc. Cl. A(a)	4,400	116,952
Kirby Corp.(a)	5,900	274,232
Knight Transportation, Inc.(b)	6,400	94,784
Landstar System, Inc.	6,000	252,900
Old Dominion Freight Line, Inc.(a)	3,100	71,641
		1,212,830
Water — 0.1%
American States Water Co.	1,900	71,592
TOTAL EQUITIES (Cost $61,303,877)		58,346,804
MUTUAL FUND — 0.0%
Investment Companies
iShares S&P SmallCap 600 Index Fund	573	37,337
TOTAL MUTUAL FUND (Cost $35,711)		37,337
TOTAL LONG TERM INVESTMENTS (Cost $61,339,588)		58,384,141
	Principal Amount
SHORT-TERM INVESTMENTS — 25.7%
Cash Equivalents — 24.6%(e)
Abbey National North America Eurodollar Time Deposit 5.000% 01/09/2008	$345,347	345,347
Abbey National North America Eurodollar Time Deposit 5.160% 01/07/2008	345,347	345,347
ABN AMRO Bank NV Eurodollar Time Deposit 5.145% 01/03/2008	207,208	207,208
ABN AMRO Bank NV Eurodollar Time Deposit 5.160% 01/04/2008	276,278	276,278
ABN AMRO Bank NV Eurodollar Time Deposit 5.185% 01/04/2008	276,278	276,278

	Principal Amount	Market Value
Bank of Nova Scotia Eurodollar Time Deposit 4.850% 01/22/2008	$172,673	$172,673
Bank of Nova Scotia Eurodollar Time Deposit 4.960% 01/17/2008	172,673	172,673
Bank of Nova Scotia Eurodollar Time Deposit 5.150% 01/03/2008	483,486	483,486
Bank of Scotland Eurodollar Time Deposit 4.870% 02/11/2008	276,278	276,278
Bank of Scotland Eurodollar Time Deposit 5.150% 01/02/2008	207,208	207,208
Barclays Eurodollar Time Deposit 4.880% 02/06/2008	172,673	172,673
Barclays Eurodollar Time Deposit 5.000% 01/22/2008	207,208	207,208
Barclays Eurodollar Time Deposit 5.150% 02/12/2008	207,208	207,208
Barclays Eurodollar Time Deposit 5.350% 01/04/2008	207,208	207,208
BNP Paribas NY Branch Eurodollar Time Deposit 5.010% 01/16/2008	207,208	207,208
BNP Paribas NY Branch Eurodollar Time Deposit 5.150% 01/02/2008	276,278	276,278
BNP Paribas NY Branch Eurodollar Time Deposit 5.200% 01/11/2008	345,347	345,347
Calyon Eurodollar Time Deposit 4.250% 01/02/2008	1,467,724	1,467,724
Calyon Eurodollar Time Deposit 5.120% 03/03/2008	276,278	276,278
Dexia Credit Local Eurodollar Time Deposit 4.755% 01/03/2008	207,208	207,208
Dexia Credit Local Eurodollar Time Deposit 4.815% 01/04/2008	172,673	172,673
Fifth Third Bancorp Time Deposit 2.750% 01/02/2008	310,812	310,812
Fortis Bank Eurodollar Time Deposit 4.300% 01/02/2008	103,604	103,604

	Principal Amount	Market Value
Fortis Bank Eurodollar Time Deposit 4.600% 01/07/2008	$345,347	$345,347
JP Morgan Chase & Co. Eurodollar Time Deposit 5.150% 02/12/2008	345,347	345,347
Lloyds TSB Bank PLC Eurodollar Time Deposit 4.750% 01/24/2008	345,347	345,347
Lloyds TSB Bank PLC Eurodollar Time Deposit 5.150% 01/03/2008	207,208	207,208
Rabobank USA Finance Corp. Eurodollar Time Deposit 4.880% 01/10/2008	207,208	207,208
Rabobank USA Finance Corp. Eurodollar Time Deposit 5.080% 01/09/2008	241,743	241,743
Reserve Primary Money Market Fund(c)	820,717	820,717
Royal Bank of Scotland Eurodollar Time Deposit 4.700% 02/25/2008	345,347	345,347
Royal Bank of Scotland Eurodollar Time Deposit 4.830% 02/05/2008	172,673	172,673
Royal Bank of Scotland Eurodollar Time Deposit 5.000% 01/22/2008	172,673	172,673
Societe Generale Eurodollar Time Deposit 4.900% 02/29/2008	276,278	276,278
Societe Generale Eurodollar Time Deposit 5.150% 01/02/2008	241,743	241,743
Societe Generale Eurodollar Time Deposit 5.150% 03/03/2008	241,743	241,743
Svenska Handelsbanken Eurodollar Time Deposit 4.250% 01/02/2008	2,033,530	2,033,530
Toronto Dominion Bank Ltd. Eurodollar Time Deposit 4.800% 02/11/2008	345,347	345,347
Toronto Dominion Bank Ltd. Eurodollar Time Deposit 5.050% 01/11/2008	138,139	138,139

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Small Cap Index Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Toronto Dominion Bank Ltd. Eurodollar Time Deposit 5.100% 01/10/2008	$345,347	$345,347
UBS Finance Delaware LLC Eurodollar Time Deposit 4.920% 01/11/2008	345,347	345,347
Wells Fargo Eurodollar Time Deposit 4.600% 01/02/2008	172,673	172,673
Wells Fargo Eurodollar Time Deposit 4.750% 01/08/2008	241,743	241,743
		14,509,705
Repurchase Agreements — 0.9%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/2007, 2.55%, due 01/02/2008(f)	530,746	530,746
U.S. Treasury Bills — 0.2%
U.S. Treasury Bill(d) 4.650% 01/17/2008	90,000	89,813
TOTAL SHORT-TERM INVESTMENTS (Cost $15,130,264)		15,130,264
TOTAL INVESTMENTS — 124.8% (Cost $76,469,852)(g)		73,514,405
Other Assets/ (Liabilities) — (24.8%)		(14,621,087)
NET ASSETS — 100.0%		$58,893,318

Notes to Portfolio of Investments

(a)  Non-income producing security.

(b)  Denotes all or a portion of security on loan. (Note 2).

(c)  Principal amount represents shares owned of the fund.

(d)  This security is held as collateral for open futures contracts. (Note 2).

(e)  Represents investments of security lending collateral. (Note 2).

(f)  Maturity value of $530,821. Collateralized by a U.S. Government Agency obligation with a rate of 4.819%, maturity date of 10/01/2035, and an aggregate market value, including accrued interest, of $545,305.

(g)  See Note 6 for aggregate cost for Federal tax purposes.

The remainder of this page is intentionally left blank.

The accompanying notes are an integral part of the financial statements.

MML Global Fund – Portfolio of Investments

December 31, 2007

	Number of Shares	Market Value
EQUITIES — 95.8%
COMMON STOCK — 95.0%
Advertising — 0.7%
IPSOS	8,822	$252,603
SR Teleperformance	3,100	120,882
		373,485
Aerospace & Defense — 1.4%
L-3 Communications Holdings, Inc.	2,250	238,365
Raytheon Co.	2,350	142,645
United Technologies Corp.	4,525	346,343
		727,353
Auto Manufacturers — 0.9%
Nissan Motor Co. Ltd.	44,000	475,084
Automotive & Parts — 1.9%
Bosch Corp.	14,200	69,244
Continental AG	3,253	424,625
F.C.C. Co. Ltd.	19,800	351,323
Hyundai Mobis(a)	2,005	186,248
		1,031,440
Banks — 8.1%
Allied Irish Banks PLC	9,970	227,972
Anglo Irish Bank Corp. PLC	1,047	16,705
Bank of America Corp.	14,900	614,774
The Bank of New York Mellon Corp.	6,851	334,055
Barclays PLC	16,691	170,399
BNP Paribas SA	1,498	162,089
Daegu Bank(a)	14,030	230,202
DnB Nor ASA	28,310	430,500
Fortis	10,091	263,966
Hypo Real Estate Holding AG	8,756	458,524
Lloyds TSB Group PLC	59,728	561,295
State Street Corp.	3,000	243,600
U.S. Bancorp	7,700	244,398
Wachovia Corp.(b)	10,440	397,033
		4,355,512
Beverages — 2.0%
The Coca-Cola Co.	4,700	288,439
InBev	7,513	623,895
Pernod-Ricard SA	720	166,921
		1,079,255

	Number of Shares	Market Value
Building Materials — 2.2%
CRH PLC (London)	18,328	$634,732
Marazzi Gruppo Ceramiche SpA	22,554	211,436
Titan Cement Co.	3,230	147,791
Wavin Nv	13,175	175,422
		1,169,381
Chemicals — 2.5%
Aica Kogyo Co. Ltd.	8,200	77,142
Praxair, Inc.	3,200	283,872
Ultrapar Participaceos SA(b)	7,075	245,078
Wacker Chemie AG	2,550	736,214
		1,342,306
Commercial Services — 2.6%
Experian Ltd.	25,035	200,527
MacDonald Dettwiler & Associates Ltd.(a)	14,115	599,432
Northgate PLC	9,874	151,297
Pasona Group, Inc.	109	103,138
RPS Group PLC	21,718	138,709
Stantec, Inc.(a)	5,385	213,023
		1,406,126
Computers — 2.6%
Alten(a)	4,085	157,064
Hewlett-Packard Co.	1,800	90,864
International Business Machines Corp.	3,550	383,755
TPV Technology Ltd.	319,000	230,495
Wincor Nixdorf AG	5,372	509,588
		1,371,766
Cosmetics & Personal Care — 1.3%
Natura Cosmeticos SA	16,975	160,483
The Procter & Gamble Co.	6,950	510,269
		670,752
Diversified Financial — 4.0%
Citigroup, Inc.	20,820	612,941
Freddie Mac	11,300	384,991
The Goldman Sachs Group, Inc.	950	204,297
JP Morgan Chase & Co.	13,200	576,180
Morgan Stanley	6,000	318,660
Paragon Group of Cos. PLC	9,285	24,681
		2,121,750

	Number of Shares	Market Value
Electric — 1.5%
Entergy Corp.	3,725	$445,212
Public Service Enterprise Group, Inc.	3,800	373,312
		818,524
Electrical Components & Equipment — 1.8%
Energizer Holdings, Inc.(a)	1,750	196,228
Laird Group PLC	12,840	148,429
Leoni AG	7,165	350,538
Zumtobel AG	7,830	282,909
		978,104
Electronics — 1.3%
Chemring Group PLC	3,665	150,373
Ibiden Co. Ltd.	3,300	227,306
Kaga Electronics Co. Ltd.	12,200	184,967
Rexel SA(a)	8,365	153,093
		715,739
Engineering & Construction — 0.5%
Chiyoda Corp.	16,000	182,372
Takuma Co. Ltd.	20,000	80,352
		262,724
Entertainment — 0.5%
William Hill PLC	24,420	255,253
Foods — 0.6%
Colruyt SA	1,040	245,159
Premier Foods PLC	24,905	101,560
		346,719
Gas — 0.5%
Sempra Energy	4,700	290,836
Health Care – Products — 3.7%
Baxter International, Inc.	10,400	603,720
Covidien Ltd.	11,500	509,335
Hogy Medical Co. Ltd.	3,000	126,280
Johnson & Johnson	4,600	306,820
Nihon Kohden Corp.	6,200	146,052
Topcon Corp.	9,900	92,906
Zimmer Holdings, Inc.(a)	2,600	171,990
		1,957,103
Health Care – Services — 0.9%
UnitedHealth Group, Inc.	8,100	471,420
Holding Company – Diversified — 0.4%
DCC PLC	8,465	239,245

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Global Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Home Builders — 0.6%
Barratt Developments PLC	15,565	$143,384
Kaufman & Broad SA	649	25,946
Redrow PLC	24,906	164,462
		333,792
Home Furnishing — 0.3%
Advanced Digital Broadcast Holdings SA(a)	4,009	113,673
Nobia AB	8,035	71,918
		185,591
Insurance — 4.9%
American International Group, Inc.	8,700	507,210
Amlin PLC	23,177	137,314
Amlin PLC Cl. B(g)	26,074	11,717
Berkshire Hathaway, Inc. Cl. B(a)	77	364,672
Lincoln National Corp.	7,170	417,437
Metlife, Inc.	6,950	428,259
Milano Assicurazioni SpA	49,205	385,595
Swiss Reinsurance	5,085	359,079
		2,611,283
Iron & Steel — 0.5%
Sumitomo Metal Industries Ltd.	58,000	267,092
Leisure Time — 1.5%
Heiwa Corp.	20,700	182,731
Mars Engineering Corp.	1,900	21,731
Raymarine PLC	26,000	151,933
Sankyo Co. Ltd.	7,100	328,258
Yamaha Motor Co. Ltd.	5,600	135,475
		820,128
Machinery – Construction & Mining — 0.7%
Caterpillar, Inc.	3,200	232,192
Terex Corp.(a)	2,100	137,697
		369,889
Machinery – Diversified — 1.2%
Pfeiffer Vacuum Technology AG	2,465	198,769
Rockwell Automation, Inc.	6,810	469,618
		668,387
Manufacturing — 1.8%
Aalberts Industries NV	10,540	209,116
General Electric Co.	18,650	691,356
Tenma Corp.	4,900	84,753
		985,225

	Number of Shares	Market Value
Media — 2.1%
Corus Entertainment, Inc. Cl. B	5,205	$255,829
EchoStar Communications Corp. Cl. A(a)	3,700	139,564
Informa PLC	34,245	315,698
Viacom, Inc. Cl. B(a)	9,500	417,240
		1,128,331
Metal Fabricate & Hardware — 2.1%
Maruichi Steel Tube Ltd.(b)	7,600	188,029
Tenaris SA ADR (Argentina)(b)	6,065	271,287
Vallourec SA	2,408	652,519
		1,111,835
Metals & Mining — 0.4%
Kloeckner & Co.	4,960	198,185
Mining — 2.4%
Cia Vale do Rio Doce Sponsored ADR (Brazil)	18,375	514,133
Freeport-McMoran Copper & Gold, Inc.	3,831	392,448
Paladin Energy Ltd.(a)	60,391	354,993
		1,261,574
Oil & Gas — 17.0%
Addax Petroleum Corp.	12,820	560,084
Apache Corp.	5,450	586,093
Burren Energy PLC	5,816	141,507
Canadian Natural Resources Ltd.	8,540	630,488
Cat Oil AG(a)	16,060	353,080
Chevron Corp.	4,000	373,320
ConocoPhillips	6,830	603,089
Dragon Oil PLC(a)	65,923	456,684
Exxon Mobil Corp.	12,300	1,152,387
First Calgary Petroleums Ltd.(a)	48,670	143,074
Occidental Petroleum Corp.	13,130	1,010,879
Petroleo Brasileiro SA Sponsored ADR (Brazil)	6,635	764,617
Suncor Energy, Inc.	5,702	625,923
Talisman Energy, Inc.	16,405	306,874
Total SA Sponsored ADR (France)	4,695	387,807
Tullow Oil PLC	22,799	296,476
Valero Energy Corp.	1,900	133,057
Woodside Petroleum Ltd.	6,768	297,709
XTO Energy, Inc.	5,437	279,244
		9,102,392
Oil & Gas Services — 0.5%
ProSafe SE	14,900	257,576

	Number of Shares	Market Value
Packaging & Containers — 1.2%
Gerresheimer AG(a)	4,960	$277,373
Pactiv Corp.(a)	12,700	338,201
		615,574
Pharmaceuticals — 2.1%
Eli Lilly & Co.	3,400	181,526
GlaxoSmithKline PLC	5,082	129,977
NBTY, Inc.(a)	12,700	347,980
OPG Groep NV	4,695	130,573
Pfizer, Inc.	14,450	328,449
		1,118,505
Real Estate — 0.2%
Renta Corp. Real Estate SA	4,107	91,745
Retail — 3.5%
CVS Caremark Corp.	15,500	616,125
Macy's, Inc.	11,400	294,918
McDonald's Corp.	8,100	477,171
Punch Taverns PLC	20,081	306,352
Tiffany & Co.	4,450	204,834
		1,899,400
Savings & Loans — 0.2%
New York Community Bancorp, Inc.	7,000	123,060
Semiconductors — 0.9%
Applied Materials, Inc.	10,300	182,928
Icos Vision Systems NV(a)	2,528	112,855
Intel Corp.	3,100	82,646
Texas Instruments, Inc.	2,900	96,860
		475,289
Telecommunications — 7.7%
AT&T, Inc.	14,400	598,464
Cisco Systems, Inc.(a)	19,950	540,047
Corning, Inc.	17,600	422,224
KT Corp.	6,320	328,815
Motorola, Inc.(b)	26,300	421,852
Option NV(a) (b)	16,150	132,732
Sepura Ltd.(a)	37,600	133,517
Sprint Nextel Corp.	24,200	317,746
Verizon Communications, Inc.	10,700	467,483
Vodafone Group PLC	198,089	744,073
		4,106,953
Textiles — 0.8%
Toray Industries, Inc.	54,000	418,385
Transportation — 0.5%
Euronav SA	7,721	273,442
TOTAL COMMON STOCK (Cost $49,093,262)		50,883,510

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Global Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
PREFERRED STOCK — 0.8%
Auto Manufacturers — 0.5%
Porsche Automobil Holdings SE	135	$273,846
Internet — 0.3%
Universo Online SA Preferred Stock(a)	27,290	181,988
TOTAL PREFERRED STOCK (Cost $299,243)		455,834
TOTAL EQUITIES (Cost $49,392,505)		51,339,344
	Principal Amount
SHORT-TERM INVESTMENTS — 7.1%
Cash Equivalents — 3.1%(d)
Abbey National North America Eurodollar Time Deposit 5.000% 01/09/2008	$39,557	39,557
Abbey National North America Eurodollar Time Deposit 5.160% 01/07/2008	39,557	39,557
ABN AMRO Bank NV Eurodollar Time Deposit 5.145% 01/03/2008	23,733	23,733
ABN AMRO Bank NV Eurodollar Time Deposit 5.160% 01/04/2008	31,644	31,644
ABN AMRO Bank NV Eurodollar Time Deposit 5.185% 01/04/2008	31,644	31,644
Bank of Nova Scotia Eurodollar Time Deposit 4.850% 01/22/2008	19,777	19,777
Bank of Nova Scotia Eurodollar Time Deposit 4.960% 01/17/2008	19,777	19,777
Bank of Nova Scotia Eurodollar Time Deposit 5.150% 01/03/2008	55,377	55,377
Bank of Scotland Eurodollar Time Deposit 4.870% 02/11/2008	31,644	31,644
Bank of Scotland Eurodollar Time Deposit 5.150% 01/02/2008	23,733	23,733
Barclays Eurodollar Time Deposit 4.880% 02/06/2008	19,777	19,777

	Principal Amount	Market Value
Barclays Eurodollar Time Deposit 5.000% 01/22/2008	$23,733	$23,733
Barclays Eurodollar Time Deposit 5.150% 02/12/2008	23,733	23,733
Barclays Eurodollar Time Deposit 5.350% 01/04/2008	23,733	23,733
BNP Paribas NY Branch Eurodollar Time Deposit 5.010% 01/16/2008	23,733	23,733
BNP Paribas NY Branch Eurodollar Time Deposit 5.150% 01/02/2008	31,644	31,644
BNP Paribas NY Branch Eurodollar Time Deposit 5.200% 01/11/2008	39,554	39,554
Calyon Eurodollar Time Deposit 4.250% 01/02/2008	168,108	168,108
Calyon Eurodollar Time Deposit 5.120% 03/03/2008	31,644	31,644
Dexia Credit Local Eurodollar Time Deposit 4.755% 01/03/2008	23,733	23,733
Dexia Credit Local Eurodollar Time Deposit 4.815% 01/04/2008	19,777	19,777
Fifth Third Bancorp Time Deposit 2.750% 01/02/2008	35,600	35,600
Fortis Bank Eurodollar Time Deposit 4.300% 01/02/2008	11,867	11,867
Fortis Bank Eurodollar Time Deposit 4.600% 01/07/2008	39,554	39,554
JP Morgan Chase & Co. Eurodollar Time Deposit 5.150% 02/12/2008	39,554	39,554
Lloyds TSB Bank PLC Eurodollar Time Deposit 4.750% 01/24/2008	39,554	39,554
Lloyds TSB Bank PLC Eurodollar Time Deposit 5.150% 01/03/2008	23,733	23,733
Rabobank USA Finance Corp. Eurodollar Time Deposit 4.880% 01/10/2008	23,733	23,733

	Principal Amount	Market Value
Rabobank USA Finance Corp. Eurodollar Time Deposit 5.080% 01/09/2008	$27,688	$27,688
Reserve Primary Money Market Fund(c)	94,002	94,002
Royal Bank of Scotland Eurodollar Time Deposit 4.700% 02/25/2008	39,554	39,554
Royal Bank of Scotland Eurodollar Time Deposit 4.830% 02/05/2008	19,777	19,777
Royal Bank of Scotland Eurodollar Time Deposit 5.000% 01/22/2008	19,777	19,777
Societe Generale Eurodollar Time Deposit 4.900% 02/29/2008	31,644	31,644
Societe Generale Eurodollar Time Deposit 5.150% 01/02/2008	27,688	27,688
Societe Generale Eurodollar Time Deposit 5.150% 03/03/2008	27,688	27,688
Svenska Handelsbanken Eurodollar Time Deposit 4.250% 01/02/2008	232,913	232,913
Toronto Dominion Bank Ltd. Eurodollar Time Deposit 4.800% 02/11/2008	39,554	39,554
Toronto Dominion Bank Ltd. Eurodollar Time Deposit 5.050% 01/11/2008	15,821	15,821
Toronto Dominion Bank Ltd. Eurodollar Time Deposit 5.100% 01/10/2008	39,554	39,554
UBS Finance Delaware LLC Eurodollar Time Deposit 4.920% 01/11/2008	39,554	39,554
Wells Fargo Eurodollar Time Deposit 4.600% 01/02/2008	19,777	19,777
Wells Fargo Eurodollar Time Deposit 4.750% 01/08/2008	27,688	27,688
		1,661,886

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Global Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Repurchase Agreements — 4.0%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/2007, 2.55%, due 01/02/2008(e)	$2,117,162	$2,117,162
TOTAL SHORT-TERM INVESTMENTS (Cost $3,779,048)		3,779,048
TOTAL INVESTMENTS — 102.9% (Cost $53,171,553)(f)		55,118,392
Other Assets/ (Liabilities) — (2.9%)		(1,533,217)
NET ASSETS — 100.0%		$53,585,175

Notes to Portfolio of Investments

ADR - American Depository Receipt

(a)  Non-income producing security.

(b)  Denotes all or a portion of security on loan. (Note 2).

(c)  Principal amount represents shares owned of the fund.

(d)  Represents investments of security lending collateral. (Note 2).

(e)  Maturity value of $2,117,462. Collateralized by a U.S. Government Agency obligation with a rate of 4.789%, maturity date of 2/01/2035, and an aggregate market value, including accrued interest, of $2,160,163.

(f)  See Note 6 for aggregate cost for Federal tax purposes.

(g)  This security is valued in good faith under procedures established by the Board of Trustees.

The remainder of this page is intentionally left blank.

The accompanying notes are an integral part of the financial statements.

MML Foreign Fund – Portfolio of Investments

December 31, 2007

	Number of Shares	Market Value
EQUITIES — 94.9%
COMMON STOCK — 94.9%
Aerospace & Defense — 2.5%
BAE Systems PLC	468,220	$4,621,561
Empresa Brasileira de Aeronautica SA ADR (Brazil)	70,250	3,202,697
Rolls-Royce Group PLC(a)	94,476	1,029,179
		8,853,437
Apparel — 0.5%
Burberry Group PLC	148,462	1,684,409
Auto Manufacturers — 1.2%
Bayerische Motoren Werke AG	67,981	4,225,584
Automotive & Parts — 1.9%
Compagnie Generale des Etablissements Michelin Cl. B	28,800	3,323,521
GKN PLC	242,496	1,361,360
NGK Spark Plug Co., Ltd.	76,000	1,323,091
Valeo SA	20,001	824,454
		6,832,426
Banks — 7.6%
Banco Santander SA	104,831	2,279,727
DBS Group Holdings Ltd.	167,653	2,379,392
HSBC Holdings PLC	205,600	3,437,985
Intesa Sanpaolo	429,442	3,390,317
Kookmin Bank Sponsored ADR (Korea)(a)	32,681	2,396,171
Mitsubishi Tokyo Financial Group, Inc.	193,000	1,791,438
Nordea Bank AB	116,605	1,936,405
Royal Bank of Scotland Group PLC	397,706	3,603,484
Sumitomo Mitsui Financial Group, Inc.(b)	269	1,996,123
UniCredito Italiano SpA	510,306	4,275,003
		27,486,045
Chemicals — 1.1%
Lonza Group AG Registered	32,250	3,904,956
Commercial Services — 2.6%
G4S PLC	983,650	4,788,943
Rentokil Initial PLC	362,302	872,057
Securitas AB Cl. B	73,842	1,030,427
Securitas Systems AB Cl. B	73,842	262,986
Vedior NV	89,940	2,260,077
		9,214,490

	Number of Shares	Market Value
Computers — 1.0%
Compal Electronics, Inc.	824,520	$897,940
Lite-on Technology Corp.	1,022,822	1,772,028
Qimonda AG ADR (Germany)(a) (b)	158,800	1,135,420
		3,805,388
Diversified Financial — 3.6%
Aiful Corp.(b)	86,098	1,511,420
Hana Financial Group, Inc.	38,920	2,106,846
Invesco Ltd.	104,963	3,293,739
Mega Financial Holding Co. Ltd.	1,577,000	965,976
Nomura Holdings, Inc.	72,512	1,208,802
Promise Co. Limited(b)	68,150	1,673,501
Shinhan Financial Group Co., Ltd.(a)	39,560	2,269,839
		13,030,123
Electric — 3.0%
E.ON AG	28,360	6,061,271
National Grid PLC	83,533	1,391,905
Suez SA	47,044	3,209,915
		10,663,091
Electrical Components & Equipment — 2.6%
Gamesa Corporacion Tecnologica SA	85,643	3,988,565
Hitachi Ltd.	183,604	1,341,462
Vestas Wind Systems A/S(a)	36,612	3,939,097
		9,269,124
Electronics — 2.4%
Electrocomponents PLC	151,624	629,168
Flextronics International Ltd.(a)	85,990	1,037,039
Koninklijke Philips Electronics NV	91,150	3,976,295
Mabuchi Motor Co Ltd.(b)	26,653	1,604,712
Venture Corp. Ltd.	159,387	1,397,735
		8,644,949
Food Services — 1.1%
Compass Group PLC	652,012	4,006,684
Foods — 4.8%
Cadbury Schweppes PLC	207,920	2,612,151
George Weston, Ltd.	46,000	2,533,720
Morrison (WM) Supermarkets	268,761	1,747,139
Nestle SA	11,189	5,161,143
Unilever PLC	139,107	5,257,707
		17,311,860

	Number of Shares	Market Value
Forest Products & Paper — 1.7%
Norske Skogindustrier ASA(b)	148,439	$1,218,188
Stora Enso Oyj Cl. R	154,009	2,321,356
UPM-Kymmene OYJ	128,810	2,597,801
		6,137,345
Gas — 0.3%
Centrica PLC	160,139	1,146,981
Holding Company – Diversified — 0.6%
Hutchison Whampoa Ltd.	189,291	2,128,972
Home Furnishing — 1.2%
Sony Corp.	52,235	2,826,849
Thomson Multimedia SA	101,660	1,446,200
		4,273,049
Insurance — 7.5%
ACE Ltd.	52,664	3,253,582
Aviva PLC	344,580	4,612,682
AXA SA	79,743	3,196,013
ING Groep NV	131,242	5,156,494
Muenchener Rueckversicherungs AG	18,160	3,533,681
Old Mutual PLC	1,311,736	4,383,293
Sompo Japan Insurance Inc.	92,515	831,124
Swiss Reinsurance	26,960	1,903,789
		26,870,658
Internet — 0.8%
Check Point Software Technologies Ltd.(a)	126,059	2,768,256
Iron & Steel — 0.6%
POSCO(b)	15,301	2,301,423
Leisure Time — 0.4%
TUI AG(a) (b)	48,560	1,357,519
Machinery – Diversified — 0.3%
Ebara Corp.(b)	281,000	960,455
Manufacturing — 3.6%
FUJIFILM Holdings Corp.	73,526	3,108,000
Olympus Corp.	52,210	2,133,196
Siemens AG	42,496	6,715,413
Smiths Group PLC	47,106	951,695
		12,908,304
Media — 5.6%
British Sky Broadcasting Group PLC	297,224	3,672,066
Mediaset SpA	326,852	3,308,042

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Foreign Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Pearson PLC	251,304	$3,680,578
Reed Elsevier NV(b)	132,421	2,644,329
Vivendi SA	95,940	4,400,561
Yell Group PLC	300,297	2,399,429
		20,105,005
Mining — 0.6%
Cia Vale do Rio Doce Sponsored ADR (Brazil)	74,872	2,094,919
Oil & Gas — 7.9%
BP PLC	417,384	5,144,483
ENI SpA	136,630	5,011,166
Repsol YPF SA	76,421	2,742,953
Royal Dutch Shell PLC	141,894	5,981,069
Sasol, Ltd., Sponsored ADR (South Africa)	81,380	4,025,869
Total SA	67,712	5,656,450
		28,561,990
Oil & Gas Services — 0.9%
Sbm Offshore NV	100,212	3,164,072
Packaging & Containers — 0.6%
Amcor Ltd.	362,922	2,196,011
Pharmaceuticals — 5.9%
Celesio AG	63,560	3,945,753
GlaxoSmithKline PLC	191,344	4,893,804
Merck KGaA	6,232	805,837
Novartis AG CHF	92,030	5,047,067
Sanofi-Aventis	49,288	4,534,655
Sanofi-Aventis	5,590	517,231
Takeda Pharmaceutical Co. Ltd.	24,346	1,419,264
		21,163,611
Real Estate — 0.9%
Cheung Kong Holdings	187,215	3,411,388
Retail — 0.8%
Kingfisher PLC	960,424	2,787,320
Semiconductors — 3.3%
Infineon Technologies AG(a)	260,107	3,061,440
Samsung Electronics Co., Ltd.	8,883	5,221,081
Taiwan Semiconductor Manufacturing Co. Ltd.	1,852,626	3,523,458
		11,805,979
Telecommunications — 14.3%
China Telecom Corp. Ltd.	4,991,643	3,896,640
Chunghwa Telecom Co., Ltd., Sponsored ADR (Taiwan)	91,744	1,936,708
Eutelsat Communications(a)	123,030	3,667,539
France Telecom SA	157,727	5,697,655

	Number of Shares	Market Value
Mobile Telesystems OJSC Sponsored ADR (Russia)	37,930	$3,860,895
Singapore Telecommunications Ltd.	1,766,000	4,853,344
SK Telecom Co. Ltd. ADR (South Korea)(b)	55,680	1,661,491
Telefonica SA Sponsored ADR (Spain)	78,065	7,618,363
Telefonos de Mexico SA de CV Cl. L Sponsored ADR (Mexico)	62,603	2,306,294
Telekom Austria AG	156,560	4,367,312
Telenor ASA(a)	253,576	6,010,339
Vodafone Group PLC Sponsored ADR (United Kingdom)	147,973	5,522,352
		51,398,932
Transportation — 1.2%
Deutsche Post AG	129,321	4,449,096
TOTAL EQUITIES (Cost $294,493,242)		340,923,851
	Principal Amount
SHORT-TERM INVESTMENTS — 12.4%
Cash Equivalents — 4.5%(d)
Abbey National North America Eurodollar Time Deposit 5.000% 01/09/2008	$382,163	382,163
Abbey National North America Eurodollar Time Deposit 5.160% 01/07/2008	382,163	382,163
ABN AMRO Bank NV CD 5.185% 01/04/2008	305,731	305,731
ABN AMRO Bank NV Eurodollar Time Deposit 5.145% 01/03/2008	229,298	229,298
ABN AMRO Bank NV Eurodollar Time Deposit 5.160% 01/04/2008	305,731	305,731
Bank of Nova Scotia Eurodollar Time Deposit 4.850% 01/22/2008	191,081	191,081
Bank of Nova Scotia Eurodollar Time Deposit 4.960% 01/17/2008	191,081	191,081
Bank of Nova Scotia Eurodollar Time Deposit 5.150% 01/03/2008	535,027	535,027

	Principal Amount	Market Value
Bank of Scotland Eurodollar Time Deposit 4.870% 02/11/2008	$305,731	$305,731
Bank of Scotland Eurodollar Time Deposit 5.150% 01/02/2008	229,297	229,297
Barclays Eurodollar Time Deposit 4.880% 02/06/2008	191,081	191,081
Barclays Eurodollar Time Deposit 5.000% 01/22/2008	229,297	229,297
Barclays Eurodollar Time Deposit 5.150% 02/12/2008	229,297	229,297
Barclays Eurodollar Time Deposit 5.350% 01/04/2008	229,297	229,297
BNP Paribas NY Branch Eurodollar Time Deposit 5.010% 01/16/2008	229,297	229,297
BNP Paribas NY Branch Eurodollar Time Deposit 5.150% 01/02/2008	305,730	305,730
BNP Paribas NY Branch Eurodollar Time Deposit 5.200% 01/11/2008	382,162	382,162
Calyon Eurodollar Time Deposit 4.250% 01/02/2008	1,624,190	1,624,190
Calyon Eurodollar Time Deposit 5.120% 03/03/2008	305,730	305,730
Dexia Credit Local Eurodollar Time Deposit 4.755% 01/03/2008	229,297	229,297
Dexia Credit Local Eurodollar Time Deposit 4.815% 01/04/2008	191,081	191,081
Fifth Third Bancorp Time Deposit 2.750% 01/02/2008	343,946	343,946
Fortis Bank Eurodollar Time Deposit 4.300% 01/02/2008	114,649	114,649
Fortis Bank Eurodollar Time Deposit 4.600% 01/07/2008	382,162	382,162
JP Morgan Chase & Co. Eurodollar Time Deposit 5.150% 02/12/2008	382,162	382,162
Lloyds TSB Bank PLC Eurodollar Time Deposit 4.750% 01/24/2008	382,162	382,162

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Foreign Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Lloyds TSB Bank PLC Eurodollar Time Deposit 5.150% 01/03/2008	$229,297	$229,297
Rabobank USA Finance Corp. Eurodollar Time Deposit 4.880% 01/10/2008	229,297	229,297
Rabobank USA Finance Corp. Eurodollar Time Deposit 5.080% 01/09/2008	267,514	267,514
Reserve Primary Money Market Fund(c)	908,209	908,209
Royal Bank of Scotland Eurodollar Time Deposit 4.700% 02/25/2008	382,162	382,162
Royal Bank of Scotland Eurodollar Time Deposit 4.830% 02/05/2008	191,081	191,081
Royal Bank of Scotland Eurodollar Time Deposit 5.000% 01/22/2008	191,081	191,081
Societe Generale Eurodollar Time Deposit 4.900% 02/29/2008	305,730	305,730
Societe Generale Eurodollar Time Deposit 5.150% 01/02/2008	267,514	267,514
Societe Generale Eurodollar Time Deposit 5.150% 03/03/2008	267,514	267,514
Svenska Handelsbanken Eurodollar Time Deposit 4.250% 01/02/2008	2,250,313	2,250,313
Toronto Dominion Bank Ltd. Eurodollar Time Deposit 4.800% 02/11/2008	382,162	382,162
Toronto Dominion Bank Ltd. Eurodollar Time Deposit 5.050% 01/11/2008	152,865	152,865
Toronto Dominion Bank Ltd. Eurodollar Time Deposit 5.100% 01/10/2008	382,162	382,162
UBS Finance Delaware LLC Eurodollar Time Deposit 4.920% 01/11/2008	382,162	382,162

	Principal Amount	Market Value
Wells Fargo Eurodollar Time Deposit 4.600% 01/02/2008	$191,081	$191,081
Wells Fargo Eurodollar Time Deposit 4.750% 01/08/2008	267,514	267,514
		16,056,501
Repurchase Agreements — 7.9%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/2007, 2.55%, due 01/02/2008(e)	28,334,853	28,334,853
TOTAL SHORT-TERM INVESTMENTS (Cost $44,391,354)		44,391,354
TOTAL INVESTMENTS — 107.3% (Cost $338,884,596)(f)		385,315,205
Other Assets/ (Liabilities) — (7.3%)		(26,296,985)
NET ASSETS — 100.0%		$359,018,220

Notes to Portfolio of Investments

ADR - American Depository Receipt

CHF - Swiss Franc

(a)  Non-income producing security.

(b)  Denotes all or a portion of security on loan. (Note 2).

(c)  Principal amount represents shares owned of the fund.

(d)  Represents investments of security lending collateral. (Note 2).

(e)  Maturity value of $28,338,867. Collateralized by U.S. Government Agency obligations with rates ranging from 5.183% to 5.378%, maturity dates ranging from 01/01/2036 to 01/15/2036, and an aggregate market value, including accrued interest, of $28,905,389.

(f)  See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Conservative Allocation Fund – Portfolio of Investments

December 31, 2007

	Number of Shares	Market Value
MUTUAL FUNDS — 100.0%
Financial Services
MML Blue Chip Growth Fund	1,329	$15,781
MML Equity Fund	440	10,270
MML Equity Income Fund	978	10,533
MML Inflation-Protected Bond Fund	2,971	31,409
MML Managed Bond Fund	3,155	38,745
MML Mid Cap Growth Fund	419	4,682
MML Mid Cap Value Fund	309	2,838
MML Small Cap Equity Fund	485	4,371
Oppenheimer Global Securities Fund, Non-Service Shares	168	6,143
Oppenheimer International Fund, Non-Service Shares	2,941	6,265
Oppenheimer Strategic Bond Fund, Non-Service Shares	4,253	23,648
		154,685
TOTAL MUTUAL FUNDS (Cost $154,236)		154,685
TOTAL INVESTMENTS — 100.0% (Cost $154,236)(a)		154,685
Other Assets/ (Liabilities) — (0.0%)		(103)
NET ASSETS — 100.0%		$154,582

Notes to Portfolio of Investments

(a)  See Note 6 for aggregate cost for Federal tax purposes.

The remainder of this page is intentionally left blank.

The accompanying notes are an integral part of the financial statements.

MML Balanced Allocation Fund – Portfolio of Investments

December 31, 2007

	Number of Shares	Market Value
MUTUAL FUNDS — 100.0%
Financial Services
MML Blue Chip Growth Fund	1,197	$14,203
MML Concentrated Growth Fund, Class I	848	9,405
MML Equity Fund	502	11,737
MML Equity Income Fund	1,257	13,542
MML Inflation-Protected Bond Fund	2,971	31,409
MML Managed Bond Fund	1,893	23,248
MML Mid Cap Growth Fund	419	4,682
MML Mid Cap Value Fund	464	4,257
MML Small Cap Equity Fund	485	4,370
Oppenheimer Global Securities Fund, Non-Service Shares	168	6,143
Oppenheimer International Fund, Non-Service Shares	3,676	7,831
Oppenheimer Strategic Bond Fund, Non-Service Shares	4,253	23,648
		154,475
TOTAL MUTUAL FUNDS (Cost $154,839)		154,475
TOTAL INVESTMENTS — 100.0% (Cost $154,839)(a)		154,475
Other Assets/ (Liabilities) — (0.0%)		(104)
NET ASSETS — 100.0%		$154,371

Notes to Portfolio of Investments

(a)  See Note 6 for aggregate cost for Federal tax purposes.

The remainder of this page is intentionally left blank.

The accompanying notes are an integral part of the financial statements.

MML Moderate Allocation Fund – Portfolio of Investments

December 31, 2007

	Number of Shares	Market Value
MUTUAL FUNDS — 100.0%
Financial Services
MML Blue Chip Growth Fund	1,329	$15,781
MML Concentrated Growth Fund, Class I	989	10,972
MML Equity Fund	502	11,737
MML Equity Income Fund	1,397	15,047
MML Inflation-Protected Bond Fund	2,229	23,557
MML Managed Bond Fund	1,893	23,248
MML Mid Cap Growth Fund	419	4,682
MML Mid Cap Value Fund	618	5,677
MML Small Cap Equity Fund	485	4,370
MML Small Cap Growth Equity Fund	273	4,651
Oppenheimer Global Securities Fund, Non-Service Shares	210	7,678
Oppenheimer International Fund, Non-Service Shares	5,147	10,963
Oppenheimer Strategic Bond Fund, Non-Service Shares	2,836	15,766
		154,129
TOTAL MUTUAL FUNDS (Cost $155,178)		154,129
TOTAL INVESTMENTS — 100.0% (Cost $155,178)(a)		154,129
Other Assets/ (Liabilities) — (0.0%)		(104)
NET ASSETS — 100.0%		$154,025

Notes to Portfolio of Investments

(a)  See Note 6 for aggregate cost for Federal tax purposes.

The remainder of this page is intentionally left blank.

The accompanying notes are an integral part of the financial statements.

MML Growth Allocation Fund – Portfolio of Investments

December 31, 2007

	Number of Shares	Market Value
MUTUAL FUNDS — 100.0%
Financial Services
MML Blue Chip Growth Fund	1,728	$20,515
MML Concentrated Growth Fund, Class I	1,272	14,107
MML Equity Fund	628	14,672
MML Equity Income Fund	1,677	18,056
MML Inflation-Protected Bond Fund	1,337	14,134
MML Managed Bond Fund	1,010	12,399
MML Mid Cap Growth Fund	558	6,243
MML Mid Cap Value Fund	618	5,676
MML Small Cap Equity Fund	646	5,827
MML Small Cap Growth Equity Fund	273	4,651
Oppenheimer Global Securities Fund, Non-Service Shares	252	9,214
Oppenheimer International Fund, Non-Service Shares	7,353	15,662
Oppenheimer Strategic Bond Fund, Non-Service Shares	2,268	12,613
		153,769
TOTAL MUTUAL FUNDS (Cost $155,602)		153,769
TOTAL INVESTMENTS — 100.0% (Cost $155,602)(a)		153,769
Other Assets/ (Liabilities) — (0.0%)		(105)
NET ASSETS — 100.0%		$153,664

Notes to Portfolio of Investments

(a)  See Note 6 for aggregate cost for Federal tax purposes.

The remainder of this page is intentionally left blank.

The accompanying notes are an integral part of the financial statements.

MML Aggressive Allocation Fund – Portfolio of Investments

December 31, 2007

	Number of Shares	Market Value
MUTUAL FUNDS — 100.0%
Financial Services
MML Blue Chip Growth Fund	1,861	$22,094
MML Concentrated Growth Fund, Class I	1,413	15,674
MML Equity Fund	628	14,672
MML Equity Income Fund	1,677	18,056
MML Inflation-Protected Bond Fund	594	6,282
MML Managed Bond Fund	379	4,649
MML Mid Cap Growth Fund	838	9,365
MML Mid Cap Value Fund	773	7,096
MML Small Cap Equity Fund	808	7,284
MML Small Cap Growth Equity Fund	455	7,752
Oppenheimer Global Securities Fund, Non-Service Shares	378	13,821
Oppenheimer International Fund, Non-Service Shares	10,294	21,926
Oppenheimer Strategic Bond Fund, Non-Service Shares	851	4,730
		153,401
TOTAL MUTUAL FUNDS (Cost $155,894)		153,401
TOTAL INVESTMENTS — 100.0% (Cost $155,894)(a)		153,401
Other Assets/ (Liabilities) — (0.0%)		(105)
NET ASSETS — 100.0%		$153,296

Notes to Portfolio of Investments

(a)  See Note 6 for aggregate cost for Federal tax purposes.

The remainder of this page is intentionally left blank.

The accompanying notes are an integral part of the financial statements.

[This page is intentionally left blank.]

MML Series Investment Fund – Financial Statements

Statement of Assets and Liabilities

December 31, 2007

	MML Asset Allocation Fund	MML Equity Income Fund	MML Income & Growth Fund	MML Growth & Income Fund
Assets:
Investments, at value (Note 2)(a)	$250,663,689	$366,536,323	$149,633,779	$268,302,360
Short-term investments, at value (Note 2)(b)	16,811,565	30,221,695	12,220,409	21,154,727
Total investments(c)	267,475,254	396,758,018	161,854,188	289,457,087
Cash	9,626	13,177	-	11,697
Foreign currency, at value:(d)	17,875	-	-	-
Receivables from:
Investments sold	305,576	1,941,745	2,566,260	1,422,474
Open forward foreign currency contracts (Note 2)	3,105	-	-	-
Investment adviser (Note 3)	11,075	-	2,565	7,901
Fund shares sold	421,638	2,978,856	48,917	176,823
Interest and dividends	1,106,165	639,918	212,426	400,386
Foreign taxes withheld	3,115	7,378	-	6,407
Total assets	269,353,429	402,339,092	164,684,356	291,482,775
Liabilities:
Payables for:
Investments purchased	1,246,630	3,141,349	1,914,912	1,095,231
Open forward foreign currency contracts (Note 2)	1,507	-	-	-
Fund shares repurchased	69,222	36,940	126,634	99,556
Securities on loan (Note 2)	12,559,938	20,245,454	12,220,409	20,307,619
Trustees' fees and expenses (Note 3)	20,984	23,327	13,811	23,635
Affiliates (Note 3):
Investment management fees	120,317	237,071	83,924	116,487
Administration fees	-	-	-	-
Due to custodian	-	-	15,547	-
Accrued expense and other liabilities	40,647	39,108	36,869	37,520
Total liabilities	14,059,245	23,723,249	14,412,106	21,680,048
Net assets	$255,294,184	$378,615,843	$150,272,250	$269,802,727
Net assets consist of:
Paid-in capital	$257,032,794	$364,466,610	$143,356,771	$273,164,624
Undistributed net investment income (distributions in excess of net investment income)	44,174	(20,704)	(1,403)	(19,976)
Accumulated net realized gain (loss) on investments	(726,740)	5,531,377	(3,493,432)	(957,116)
Net unrealized appreciation (depreciation) on investments	(1,056,044)	8,638,560	10,410,314	(2,384,805)
Net assets	$255,294,184	$378,615,843	$150,272,250	$269,802,727
Shares outstanding	25,762,458	35,164,000	14,670,086	27,519,164
Net asset value, offering price and redemption price per share	$9.91	$10.77	$10.24	$9.80
Class I shares:
Net assets	$-	$-	$-	$-
Shares outstanding	-	-	-	-
Net asset value and redemption price per share	$-	$-	$-	$-
Class II shares:
Net assets	$-	$-	$-	$-
Shares outstanding	-	-	-	-
Net asset value, offering price and redemption price per share	$-	$-	$-	$-
(a) Cost of investments - unaffiliated issuers:	$251,718,609	$357,901,972	$139,223,465	$270,687,165
(b) Cost of short-term investments:	$16,811,565	$30,221,695	$12,220,409	$21,154,727
(c) Securities on loan with market value of:	$11,974,797	$19,265,352	$11,709,813	$19,388,223
(d) Cost of foreign currency:	$28,123	$-	$-	$-

The accompanying notes are an integral part of the financial statements.

	MML Blue Chip Growth Fund	MML Large Cap Growth Fund	MML Concentrated Growth Fund
Assets:
Investments, at value (Note 2)(a)	$61,207,811	$74,002,064	$82,914,722
Short-term investments, at value (Note 2)(b)	3,720,469	5,687,927	7,437,823
Total investments(c)	64,928,280	79,689,991	90,352,545
Cash	1,675	1,086	5,630
Foreign currency, at value:(d)	-	-	-
Receivables from:
Investments sold	80,364	71,092	-
Open forward foreign currency contracts (Note 2)	-	-	-
Investment adviser (Note 3)	-	-	11,998
Fund shares sold	36,983	32,807	155,580
Interest and dividends	54,878	44,978	70,345
Foreign taxes withheld	2,987	1,011	-
Total assets	65,105,167	79,840,965	90,596,098
Liabilities:
Payables for:
Investments purchased	104,023	-	-
Open forward foreign currency contracts (Note 2)	-	-	-
Fund shares repurchased	5,981	14,654	19,792
Securities on loan (Note 2)	3,204,471	5,520,513	4,860,663
Trustees' fees and expenses (Note 3)	3,069	6,069	6,632
Affiliates (Note 3):
Investment management fees	39,227	41,389	43,866
Administration fees	13,199	-	12,230
Due to custodian	-	-	-
Accrued expense and other liabilities	33,795	33,189	37,560
Total liabilities	3,403,765	5,615,814	4,980,743
Net assets	$61,701,402	$74,225,151	$85,615,355
Net assets consist of:
Paid-in capital	$52,079,646	$64,954,779	$78,030,798
Undistributed net investment income (distributions in excess of net investment income)	(4,247)	(5,173)	(19,309)
Accumulated net realized gain (loss) on investments	(364,063)	(577,272)	(2,670,898)
Net unrealized appreciation (depreciation) on investments	9,990,066	9,852,817	10,274,764
Net assets	$61,701,402	$74,225,151	$85,615,355
Shares outstanding	5,197,883	6,544,535	-
Net asset value, offering price and redemption price per share	$11.87	$11.34	$-
Class I shares:
Net assets	$-	$-	$23,929,671
Shares outstanding	-	-	2,156,973
Net asset value and redemption price per share	$-	$-	$11.09
Class II shares:
Net assets	$-	$-	$61,685,684
Shares outstanding	-	-	5,557,051
Net asset value, offering price and redemption price per share	$-	$-	$11.10
(a) Cost of investments - unaffiliated issuers:	$51,217,976	$64,149,247	$72,639,958
(b) Cost of short-term investments:	$3,720,469	$5,687,927	$7,437,823
(c) Securities on loan with market value of:	$3,093,978	$5,340,526	$4,682,002
(d) Cost of foreign currency:	$-	$-	$-

MML Series Investment Fund – Financial Statements (Continued)

Statement of Assets and Liabilities

December 31, 2007

	MML Mid Cap Value Fund	MML Mid Cap Growth Fund	MML Small Cap Value Fund
Assets:
Investments, at value (Note 2)(a)	$387,047,108	$274,444,217	$230,539,150
Short-term investments, at value (Note 2)(b)	55,164,826	71,169,190	50,797,966
Total investments(c)	442,211,934	345,613,407	281,337,116
Cash	8,733	17,982	25,037 *
Foreign currency, at value:(d)	5,502	19,066	-
Receivables from:
Investments sold	5,900,645	1,781,512	2,132,382
Open forward foreign currency contracts (Note 2)	23,185	-	-
Fund shares sold	11,319,773	56,845	12,376,212
Interest and dividends	710,845	123,055	531,880
Variation margin on open futures contracts (Note 2)	-	-	9,490
Foreign taxes withheld	-	-	-
Total assets	460,180,617	347,611,867	296,412,117
Liabilities:
Payables for:
Investments purchased	9,462,263	1,625,518	4,355,451
Open forward foreign currency contracts (Note 2)	19,753	-	-
Fund shares repurchased	66,802	175,106	21,761
Variation margin on open futures contracts (Note 2)	-	-	-
Securities on loan (Note 2)	45,349,521	59,860,059	43,244,140
Trustees' fees and expenses (Note 3)	28,328	22,741	15,989
Affiliates (Note 3):
Investment management fees	279,362	187,129	149,808
Administration fees	-	-	-
Accrued expense and other liabilities	46,205	39,967	41,883
Total liabilities	55,252,234	61,910,520	47,829,032
Net assets	$404,928,383	$285,701,347	$248,583,085
Net assets consist of:
Paid-in capital	$444,475,476	$254,148,084	$287,992,741
Undistributed net investment income (loss) (distributions in excess of net investment income)	144,558	(19,583)	70,325
Accumulated net realized gain (loss) on investments	(19,678,654)	4,235,827	(16,653,140)
Net unrealized appreciation (depreciation) on investments	(20,012,997)	27,337,019	(22,826,841)
Net assets	$404,928,383	$285,701,347	$248,583,085
Shares outstanding	44,129,826	25,554,763	29,426,627
Net asset value, offering price and redemption price per share	$9.18	$11.18	$8.45
Class I shares:
Net assets	$-	$-	$-
Shares outstanding	-	-	-
Net asset value and redemption price per share	$-	$-	$-
Class II shares:
Net assets	$-	$-	$-
Shares outstanding	-	-	-
Net asset value, offering price and redemption price per share	$-	$-	$-
(a) Cost of investments - unaffiliated issuers:	$407,062,023	$247,107,613	$253,375,411
(b) Cost of short-term investments:	$55,164,826	$71,169,190	$50,797,966
(c) Securities on loan with market value of:	$43,672,946	$57,387,548	$41,146,342
(d) Cost of foreign currency:	$5,524	$18,542	$-

*  Includes cash held as collateral for open futures contracts. (Note 2).

The accompanying notes are an integral part of the financial statements.

	MML Small Cap Index Fund	MML Global Fund	MML Foreign Fund
Assets:
Investments, at value (Note 2)(a)	$58,384,141	$51,339,344	$340,923,851
Short-term investments, at value (Note 2)(b)	15,130,264	3,779,048	44,391,354
Total investments(c)	73,514,405	55,118,392	385,315,205
Cash	8,567	2,377	16,289
Foreign currency, at value:(d)	-	92,297	445,270
Receivables from:
Investments sold	272,825	241,297	1,860,519
Open forward foreign currency contracts (Note 2)	-	-	-
Fund shares sold	13,326	29,667	200,856
Interest and dividends	92,249	83,009	379,490
Variation margin on open futures contracts (Note 2)	-	-	-
Foreign taxes withheld	-	14,960	52,129
Total assets	73,901,372	55,581,999	388,269,758
Liabilities:
Payables for:
Investments purchased	370,870	210,133	7,191,725
Open forward foreign currency contracts (Note 2)	-	-	-
Fund shares repurchased	70,547	25,486	5,635,884
Variation margin on open futures contracts (Note 2)	770	-	-
Securities on loan (Note 2)	14,509,705	1,661,886	16,056,501
Trustees' fees and expenses (Note 3)	5,306	4,657	20,189
Affiliates (Note 3):
Investment management fees	17,734	31,283	270,344
Administration fees	-	9,066	-
Accrued expense and other liabilities	33,122	54,313	76,895
Total liabilities	15,008,054	1,996,824	29,251,538
Net assets	$58,893,318	$53,585,175	$359,018,220
Net assets consist of:
Paid-in capital	$61,271,500	$51,578,710	$313,837,631
Undistributed net investment income (loss) (distributions in excess of net investment income)	20,638	(3,966)	(1,201,159)
Accumulated net realized gain (loss) on investments	546,667	62,815	-
Net unrealized appreciation (depreciation) on investments	(2,945,487)	1,947,616	46,381,748
Net assets	$58,893,318	$53,585,175	$359,018,220
Shares outstanding	6,162,547	-	29,874,797
Net asset value, offering price and redemption price per share	$9.56	$-	$12.02
Class I shares:
Net assets	$-	$10,155,827	$-
Shares outstanding	-	985,149	-
Net asset value and redemption price per share	$-	$10.31	$-
Class II shares:
Net assets	$-	$43,429,348	$-
Shares outstanding	-	4,211,149	-
Net asset value, offering price and redemption price per share	$-	$10.31	$-
(a) Cost of investments - unaffiliated issuers:	$61,339,588	$49,392,505	$294,493,242
(b) Cost of short-term investments:	$15,130,264	$3,779,048	$44,391,354
(c) Securities on loan with market value of:	$13,795,929	$1,593,628	$15,134,397
(d) Cost of foreign currency:	$-	$90,021	$447,261

MML Series Investment Fund – Financial Statements (Continued)

Statement of Assets and Liabilities

December 31, 2007

	MML Conservative Allocation Fund	MML Balanced Allocation Fund	MML Moderate Allocation Fund
Assets:
Investments, at value:
Affiliated issuers (Note 2) (a)	$154,685	$154,475	$154,129
Total investments	154,685	154,475	154,129
Cash	21,134	21,134	21,133
Receivables from:
Investment adviser (Note 3)	8,069	8,075	8,078
Total assets	183,888	183,684	183,340
Liabilities:
Payables for:
Affiliates (Note 3):
Investment management fees	13	13	13
Accrued expense and other liabilities	29,293	29,300	29,302
Total liabilities	29,306	29,313	29,315
Net assets	$154,582	$154,371	$154,025
Net assets consist of:
Paid-in capital	$152,986	$153,233	$153,353
Undistributed net investment income (distributions in excess of net investment income)	1	-	-
Accumulated net realized gain (loss) on investments	1,146	1,502	1,721
Net unrealized appreciation (depreciation) on investments	449	(364)	(1,049)
Net assets	$154,582	$154,371	$154,025
Shares outstanding	15,296	15,321	15,334
Net asset value, offering price and redemption price per share	$10.11	$10.08	$10.04
(a) Cost of investments - affiliated issuers:	$154,236	$154,839	$155,178

The accompanying notes are an integral part of the financial statements.

	MML Growth Allocation Fund	MML Aggressive Allocation Fund
Assets:
Investments, at value:
Affiliated issuers (Note 2) (a)	$153,769	$153,401
Total investments	153,769	153,401
Cash	21,132	21,132
Receivables from:
Investment adviser (Note 3)	8,084	8,089
Total assets	182,985	182,622
Liabilities:
Payables for:
Affiliates (Note 3):
Investment management fees	13	13
Accrued expense and other liabilities	29,308	29,313
Total liabilities	29,321	29,326
Net assets	$153,664	$153,296
Net assets consist of:
Paid-in capital	$153,383	$153,387
Undistributed net investment income (distributions in excess of net investment income)	-	-
Accumulated net realized gain (loss) on investments	2,114	2,402
Net unrealized appreciation (depreciation) on investments	(1,833)	(2,493)
Net assets	$153,664	$153,296
Shares outstanding	15,337	15,338
Net asset value, offering price and redemption price per share	$10.02	$9.99
(a) Cost of investments - affiliated issuers:	$155,602	$155,894

MML Series Investment Fund – Financial Statements (Continued)

Statement of Operations

For the Year Ended December 31, 2007

	MML Asset Allocation Fund	MML Equity Income Fund	MML Income & Growth Fund	MML Growth & Income Fund
Investment Income (Note 2):
Dividends(a)	$2,934,263	$7,789,516	$3,634,339	$4,656,568
Interest	4,858,036	680,345	9,507	152,723
Securities lending net income	80,289	83,643	75,868	108,471
Total investment income	7,872,588	8,553,504	3,719,714	4,917,762
Expenses (Note 3):
Investment management fees (Note 3)	1,486,898	2,525,841	1,110,885	1,492,717
Custody fees	41,762	34,291	29,934	30,865
Audit and legal fees	35,335	35,265	33,127	33,923
Proxy fees	1,529	967	969	1,529
Shareholder reporting fees	10,457	10,964	7,127	12,057
Trustees' fees (Note 3)	26,462	30,799	17,343	29,683
	1,602,443	2,638,127	1,199,385	1,600,774
Administration fees (Note 3):
Class I	-	-	-	-
Class II	-	-	-	-
Total expenses	1,602,443	2,638,127	1,199,385	1,600,774
Expenses waived (Note 3)	(61,475)	-	(3,046)	(48,349)
Net expenses	1,540,968	2,638,127	1,196,339	1,552,425
Net investment income (loss)	6,331,620	5,915,377	2,523,375	3,365,337
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	5,341,481	16,586,981	5,053,719	9,569,944
Foreign currency transactions	(29,472)	(8,261)	-	20
Net realized gain (loss)	5,312,009	16,578,720	5,053,719	9,569,964
Net change in unrealized appreciation (depreciation) on:
Investments	(8,081,610)	(14,649,033)	(7,601,044)	(12,124,354)
Translation of assets and liabilities in foreign currencies	(547)	4,036	-	-
Net unrealized appreciation (depreciation)	(8,082,157)	(14,644,997)	(7,601,044)	(12,124,354)
Net realized gain (loss) and change in unrealized appreciation (depreciation)	(2,770,148)	1,933,723	(2,547,325)	(2,554,390)
Net increase (decrease) in net assets resulting from operations	$3,561,472	$7,849,100	$(23,950)	$810,947
(a) Net of withholding tax of:	$35,284	$30,808	$25,433	$54,463

The accompanying notes are an integral part of the financial statements.

	MML Blue Chip Growth Fund	MML Large Cap Growth Fund	MML Concentrated Growth Fund
Investment Income (Note 2):
Dividends(a)	$709,674	$605,374	$661,477
Interest	12,062	9,917	54,864
Securities lending net income	10,637	31,335	62,947
Total investment income	732,373	646,626	779,288
Expenses (Note 3):
Investment management fees (Note 3)	441,367	498,445	507,671
Custody fees	15,933	11,140	17,074
Audit and legal fees	32,107	31,559	32,218
Proxy fees	967	915	967
Shareholder reporting fees	2,159	3,205	3,490
Trustees' fees (Note 3)	4,311	7,630	8,188
	496,844	552,894	569,608
Administration fees (Note 3):
Class I	-	-	48,404
Class II	-	-	90,221
Total expenses	496,844	552,894	708,233
Expenses waived (Note 3)	-	-	(129,627)
Net expenses	496,844	552,894	578,606
Net investment income (loss)	235,529	93,732	200,682
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	541,240	2,704,088	2,593,500
Foreign currency transactions	(3,588)	-	(13,641)
Net realized gain (loss)	537,652	2,704,088	2,579,859
Net change in unrealized appreciation (depreciation) on:
Investments	6,094,225	7,006,576	8,858,476
Translation of assets and liabilities in foreign currencies	244	-	-
Net unrealized appreciation (depreciation)	6,094,469	7,006,576	8,858,476
Net realized gain (loss) and change in unrealized appreciation (depreciation)	6,632,121	9,710,664	11,438,335
Net increase (decrease) in net assets resulting from operations	$6,867,650	$9,804,396	$11,639,017
(a) Net of withholding tax of:	$8,488	$9,768	$16,801

MML Series Investment Fund – Financial Statements (Continued)

Statement of Operations

For the Year Ended December 31, 2007

	MML Mid Cap Value Fund	MML Mid Cap Growth Fund	MML Small Cap Value Fund
Investment Income (Note 2):
Dividends(a)	$8,140,162	$2,103,393	$3,876,791
Interest	344,522	300,712	198,160
Securities lending net income	112,658	183,657	238,276
Total investment income	8,597,342	2,587,762	4,313,227
Expenses (Note 3):
Investment management fees (Note 3)	3,258,390	2,252,006	1,675,594
Custody fees	77,819	39,394	35,855
Audit and legal fees	36,141	34,243	33,720
Proxy fees	967	967	967
Shareholder reporting fees	13,759	12,027	7,545
Trustees' fees (Note 3)	36,586	28,417	21,307
	3,423,662	2,367,054	1,774,988
Administration fees (Note 3):
Class I	-	-	-
Class II	-	-	-
Total expenses	3,423,662	2,367,054	1,774,988
Expenses waived (Note 3)	-	-	-
Net expenses	3,423,662	2,367,054	1,774,988
Net investment income (loss)	5,173,680	220,708	2,538,239
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	22,762,275	20,531,634	(7,218,464)
Futures contracts	-	-	(536,075)
Foreign currency transactions	(597,072)	1,118	-
Net realized gain (loss)	22,165,203	20,532,752	(7,754,539)
Net change in unrealized appreciation (depreciation) on:
Investments	(38,886,720)	24,970,627	(41,896,972)
Futures contracts	-	-	17,740
Translation of assets and liabilities in foreign currencies	155,850	471	-
Net unrealized appreciation (depreciation)	(38,730,870)	24,971,098	(41,879,232)
Net realized gain (loss) and change in unrealized appreciation (depreciation)	(16,565,667)	45,503,850	(49,633,771)
Net increase (decrease) in net assets resulting from operations	$(11,391,987)	$45,724,558	$(47,095,532)
(a) Net of withholding tax of:	$17,146	$6,353	$572

The accompanying notes are an integral part of the financial statements.

	MML Small Cap Index Fund	MML Global Fund	MML Foreign Fund
Investment Income (Note 2):
Dividends(a)	$761,687	$1,198,626	$8,313,299
Interest	35,153	32,804	593,167
Securities lending net income	87,113	18,564	201,351
Total investment income	883,953	1,249,994	9,107,817
Expenses (Note 3):
Investment management fees (Note 3)	232,101	353,431	2,702,452
Custody fees	14,560	116,113	252,791
Audit and legal fees	31,478	36,022	39,620
Proxy fees	967	967	967
Shareholder reporting fees	2,796	2,463	9,436
Trustees' fees (Note 3)	6,670	5,860	26,818
	288,572	514,856	3,032,084
Administration fees (Note 3):
Class I	-	28,390	-
Class II	-	87,779	-
Total expenses	288,572	631,025	3,032,084
Expenses waived (Note 3)	-	(261,563)	-
Net expenses	288,572	369,462	3,032,084
Net investment income (loss)	595,381	880,532	6,075,733
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	2,997,806	2,932,418	6,414,818
Futures contracts	(59,545)	-	-
Foreign currency transactions	-	(64,417)	(227,656)
Net realized gain (loss)	2,938,261	2,868,001	6,187,162
Net change in unrealized appreciation (depreciation) on:
Investments	(3,459,151)	(1,420,572)	24,140,898
Futures contracts	13,854	-	-
Translation of assets and liabilities in foreign currencies	-	211	(48,174)
Net unrealized appreciation (depreciation)	(3,445,297)	(1,420,361)	24,092,724
Net realized gain (loss) and change in unrealized appreciation (depreciation)	(507,036)	1,447,640	30,279,886
Net increase (decrease) in net assets resulting from operations	$88,345	$2,328,172	$36,355,619
(a) Net of withholding tax of:	$10	$50,555	$658,159

MML Series Investment Fund – Financial Statements (Continued)

Statement of Operations

For the Year Ended December 31, 2007

	MML Conservative Allocation Fund*	MML Balanced Allocation Fund*	MML Moderate Allocation Fund*
Investment Income (Note 2):
Dividends from affiliated issuers	$2,079	$1,783	$1,693
Total investment income	2,079	1,783	1,693
Expenses (Note 3):
Investment management fees (Note 3)	52	52	52
Custody fees	49	50	50
Audit and legal fees	30,705	30,704	30,705
Shareholder reporting fees	1,295	1,301	1,303
Trustees' fees (Note 3)	1	1	1
Total expenses	32,102	32,108	32,111
Expenses waived (Note 3)	(31,999)	(32,004)	(32,006)
Net expenses	103	104	105
Net investment income (loss)	1,976	1,679	1,588
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Realized gain distributions from affiliated issuers (Note 7)	2,157	3,056	3,486
Net realized gain (loss)	2,157	3,056	3,486
Net change in unrealized appreciation (depreciation) on:
Investments	449	(364)	(1,049)
Net unrealized appreciation (depreciation)	449	(364)	(1,049)
Net realized gain (loss) and change in unrealized appreciation (depreciation)	2,606	2,692	2,437
Net increase (decrease) in net assets resulting from operations	$4,582	$4,371	$4,025

*  Fund commenced operations on August 31, 2007.

The accompanying notes are an integral part of the financial statements.

	MML Growth Allocation Fund*	MML Aggressive Allocation Fund*
Investment Income (Note 2):
Dividends from affiliated issuers	$1,380	$1,077
Total investment income	1,380	1,077
Expenses (Note 3):
Investment management fees (Note 3)	52	52
Custody fees	50	50
Audit and legal fees	30,705	30,705
Shareholder reporting fees	1,309	1,314
Trustees' fees (Note 3)	1	1
Total expenses	32,117	32,122
Expenses waived (Note 3)	(32,012)	(32,017)
Net expenses	105	105
Net investment income (loss)	1,275	972
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Realized gain distributions from affiliated issuers (Note 7)	4,222	4,817
Net realized gain (loss)	4,222	4,817
Net change in unrealized appreciation (depreciation) on:
Investments	(1,833)	(2,493)
Net unrealized appreciation (depreciation)	(1,833)	(2,493)
Net realized gain (loss) and change in unrealized appreciation (depreciation)	2,389	2,324
Net increase (decrease) in net assets resulting from operations	$3,664	$3,296

MML Series Investment Fund – Financial Statements (Continued)

Statement of Changes in Net Assets

	MML Asset Allocation Fund		MML Equity Income Fund
	Year ended	Period ended	Year ended	Period ended
	December 31, 2007	December 31, 2006*	December 31, 2007	December 31, 2006*
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$6,331,620	$4,089,604	$5,915,377	$2,743,473
Net realized gain (loss) on investment transactions	5,312,009	802,656	16,578,720	1,808,445
Net change in unrealized appreciation (depreciation) on investments	(8,082,157)	7,026,113	(14,644,997)	23,283,557
Net increase (decrease) in net assets resulting from operations	3,561,472	11,918,373	7,849,100	27,835,475
Distributions to shareholders (Note 2):
From net investment income	(6,356,734)	(4,139,877)	(5,925,721)	(2,641,992)
Total distributions from net investment income	(6,356,734)	(4,139,877)	(5,925,721)	(2,641,992)
From net realized gains	(6,419,732)	(302,112)	(12,156,321)	(811,309)
Total distributions from net realized gains	(6,419,732)	(302,112)	(12,156,321)	(811,309)
Tax return of capital	-	-	-	-
Total tax return of capital	-	-	-	-
Net fund share transactions (Note 5)	(1,703,229)	258,736,023	96,491,751	267,974,860
Class I	-	-	-	-
Class II	-	-	-	-
Increase (decrease) in net assets from fund share transactions	(1,703,229)	258,736,023	96,491,751	267,974,860
Total increase (decrease) in net assets	(10,918,223)	266,212,407	86,258,809	292,357,034
Net assets:
Beginning of year	266,212,407	-	292,357,034	-
End of year	$255,294,184	$266,212,407	$378,615,843	$292,357,034
Undistributed net investment income (distributions in excess of net investment income) included in net assets at the end of the year	$44,174	$(12,127)	$(20,704)	$(6,722)

*  Fund commenced operations on May 1, 2006.

The accompanying notes are an integral part of the financial statements.

	MML Income & Growth Fund		MML Growth & Income Fund
	Year ended	Period ended	Year ended	Period ended
	December 31, 2007	December 31, 2006*	December 31, 2007	December 31, 2006*
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$2,523,375	$2,163,025	$3,365,337	$2,188,839
Net realized gain (loss) on investment transactions	5,053,719	(1,010,580)	9,569,964	459,272
Net change in unrealized appreciation (depreciation) on investments	(7,601,044)	18,011,358	(12,124,354)	9,739,549
Net increase (decrease) in net assets resulting from operations	(23,950)	19,163,803	810,947	12,387,660
Distributions to shareholders (Note 2):
From net investment income	(2,509,147)	(2,125,212)	(3,372,953)	(2,200,151)
Total distributions from net investment income	(2,509,147)	(2,125,212)	(3,372,953)	(2,200,151)
From net realized gains	(7,574,681)	-	(10,987,401)	-
Total distributions from net realized gains	(7,574,681)	-	(10,987,401)	-
Tax return of capital	(5,314)	(89,214)	(9,050)	-
Total tax return of capital	(5,314)	(89,214)	(9,050)	-
Net fund share transactions (Note 5)	(20,418,664)	163,854,629	(19,279,364)	292,453,039
Class I	-	-	-	-
Class II	-	-	-	-
Increase (decrease) in net assets from fund share transactions	(20,418,664)	163,854,629	(19,279,364)	292,453,039
Total increase (decrease) in net assets	(30,531,756)	180,804,006	(32,837,821)	302,640,548
Net assets:
Beginning of year	180,804,006	-	302,640,548	-
End of year	$150,272,250	$180,804,006	$269,802,727	$302,640,548
Undistributed net investment income (distributions in excess of net investment income) included in net assets at the end of the year	$(1,403)	$12,596	$(19,976)	$(4,075)

MML Series Investment Fund – Financial Statements (Continued)

Statement of Changes in Net Assets

	MML Blue Chip Growth Fund		MML Large Cap Growth Fund
	Year ended December 31, 2007	Period ended December 31, 2006*	Year ended December 31, 2007	Period ended December 31, 2006*
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$235,529	$124,688	$93,732	$79,707
Net realized gain (loss) on investment transactions	537,652	(907,931)	2,704,088	(3,281,360)
Net change in unrealized appreciation (depreciation) on investments	6,094,469	3,895,597	7,006,576	2,846,241
Net increase (decrease) in net assets resulting from operations	6,867,650	3,112,354	9,804,396	(355,412)
Distributions to shareholders (Note 2):
From net investment income	(234,912)	(123,335)	(112,565)	(80,325)
Class I	-	-	-	-
Class II	-	-	-	-
Total distributions from net investment income	(234,912)	(123,335)	(112,565)	(80,325)
From net realized gains	-	-	-	-
Class I	-	-	-	-
Class II	-	-	-	-
Total distributions from net realized gains	-	-	-	-
Tax return of capital	(20,962)	(2,984)	-	-
Class I	-	-	-	-
Class II	-	-	-	-
Total tax return of capital	(20,962)	(2,984)	-	-
Net fund share transactions (Note 5)	343,588	51,760,003	(13,358,560)	78,327,617
Class I	-	-	-	-
Class II	-	-	-	-
Increase (decrease) in net assets from fund share transactions	343,588	51,760,003	(13,358,560)	78,327,617
Total increase (decrease) in net assets	6,955,364	54,746,038	(3,666,729)	77,891,880
Net assets:
Beginning of year	54,746,038	-	77,891,880	-
End of year	$61,701,402	$54,746,038	$74,225,151	$77,891,880
Undistributed net investment income (distributions in excess of net investment income) included in net assets at the end of the year	$(4,247)	$(1,276)	$(5,173)	$(618)

*  Fund commenced operations on May 1, 2006.

The accompanying notes are an integral part of the financial statements.

	MML Concentrated Growth Fund		MML Mid Cap Value Fund
	Year ended December 31, 2007	Period ended December 31, 2006*	Year ended December 31, 2007	Period ended December 31, 2006*
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$200,682	$105,706	$5,173,680	$3,088,987
Net realized gain (loss) on investment transactions	2,579,859	(504,668)	22,165,203	13,933,082
Net change in unrealized appreciation (depreciation) on investments	8,858,476	1,416,288	(38,730,870)	18,717,873
Net increase (decrease) in net assets resulting from operations	11,639,017	1,017,326	(11,391,987)	35,739,942
Distributions to shareholders (Note 2):
From net investment income	-	-	(4,364,411)	(3,072,499)
Class I	(49,169)	(15,355)	-	-
Class II	(165,443)	(92,441)	-	-
Total distributions from net investment income	(214,612)	(107,796)	(4,364,411)	(3,072,499)
From net realized gains	-	-	(49,367,026)	(7,091,111)
Class I	(1,287,876)	-	-	-
Class II	(3,471,858)	-	-	-
Total distributions from net realized gains	(4,759,734)	-	(49,367,026)	(7,091,111)
Tax return of capital	-	-	-	-
Class I	-	(997)	-	-
Class II	-	(6,001)	-	-
Total tax return of capital	-	(6,998)	-	-
Net fund share transactions (Note 5)	-	-	111,145,799	333,329,676
Class I	4,664,293	17,795,274	-	-
Class II	(8,447,474)	64,036,059	-	-
Increase (decrease) in net assets from fund share transactions	(3,783,181)	81,831,333	111,145,799	333,329,676
Total increase (decrease) in net assets	2,881,490	82,733,865	46,022,375	358,906,008
Net assets:
Beginning of year	82,733,865	-	358,906,008	-
End of year	$85,615,355	$82,733,865	$404,928,383	$358,906,008
Undistributed net investment income (distributions in excess of net investment income) included in net assets at the end of the year	$(19,309)	$(2,090)	$144,558	$(3,285)

MML Series Investment Fund – Financial Statements (Continued)

Statement of Changes in Net Assets

	MML Mid Cap Growth Fund		MML Small Cap Value Fund
	Year ended December 31, 2007	Period ended December 31, 2006*	Year ended December 31, 2007	Period ended December 31, 2006*
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$220,708	$(214,782)	$2,538,239	$1,474,802
Net realized gain (loss) on investment transactions	20,532,752	(2,398,681)	(7,754,539)	(9,213,568)
Net change in unrealized appreciation (depreciation) on investments	24,971,098	2,365,921	(41,879,232)	19,052,391
Net increase (decrease) in net assets resulting from operations	45,724,558	(247,542)	(47,095,532)	11,313,625
Distributions to shareholders (Note 2):
From net investment income	(239,326)	-	(2,320,011)	(1,371,509)
Class I	-	-	-	-
Class II	-	-	-	-
Total distributions from net investment income	(239,326)	-	(2,320,011)	(1,371,509)
From net realized gains	(13,887,916)	-	-	-
Class I	-	-	-	-
Class II	-	-	-	-
Total distributions from net realized gains	(13,887,916)	-	-	-
Tax return of capital	-	-	(48,275)	(22,007)
Total tax return of capital	-	-	(48,275)	(22,007)
Net fund share transactions (Note 5)	(31,044,485)	285,396,058	90,807,973	197,318,821
Class I	-	-	-	-
Class II	-	-	-	-
Increase (decrease) in net assets from fund share transactions	(31,044,485)	285,396,058	90,807,973	197,318,821
Total increase (decrease) in net assets	552,831	285,148,516	41,344,155	207,238,930
Net assets:
Beginning of year	285,148,516	-	207,238,930	-
End of year	$285,701,347	$285,148,516	$248,583,085	$207,238,930
Undistributed net investment income (loss) (distributions in excess of net investment income) included in net assets at the end of the year	$(19,583)	$(12,799)	$70,325	$26,354

*  Fund commenced operations on May 1, 2006.

The accompanying notes are an integral part of the financial statements.

	MML Small Cap Index Fund		MML Global Fund
	Year ended December 31, 2007	Period ended December 31, 2006*	Year ended December 31, 2007	Period ended December 31, 2006*
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$595,381	$273,916	$880,532	$629,048
Net realized gain (loss) on investment transactions	2,938,261	(12,969)	2,868,001	(704,452)
Net change in unrealized appreciation (depreciation) on investments	(3,445,297)	499,810	(1,420,361)	3,367,977
Net increase (decrease) in net assets resulting from operations	88,345	760,757	2,328,172	3,292,573
Distributions to shareholders (Note 2):
From net investment income	(523,610)	(277,452)	-	-
Class I	-	-	(153,417)	(96,142)
Class II	-	-	(698,665)	(539,189)
Total distributions from net investment income	(523,610)	(277,452)	(852,082)	(635,331)
From net realized gains	(2,426,222)	-	-	-
Class I	-	-	(396,384)	-
Class II	-	-	(1,736,166)	-
Total distributions from net realized gains	(2,426,222)	-	(2,132,550)	-
Tax return of capital	-	-	-	-
Total tax return of capital	-	-	-	-
Net fund share transactions (Note 5)	(7,027,997)	68,299,497	-	-
Class I	-	-	662,959	9,212,901
Class II	-	-	(7,923,075)	49,631,608
Increase (decrease) in net assets from fund share transactions	(7,027,997)	68,299,497	(7,260,116)	58,844,509
Total increase (decrease) in net assets	(9,889,484)	68,782,802	(7,916,576)	61,501,751
Net assets:
Beginning of year	68,782,802	-	61,501,751	-
End of year	$58,893,318	$68,782,802	$53,585,175	$61,501,751
Undistributed net investment income (loss) (distributions in excess of net investment income) included in net assets at the end of the year	$20,638	$17,434	$(3,966)	$(6,590)

MML Series Investment Fund – Financial Statements (Continued)

Statement of Changes in Net Assets

	MML Foreign Fund
	Year ended December 31, 2007	Period ended December 31, 2006*
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$6,075,733	$2,619,083
Net realized gain (loss) on investment transactions	6,187,162	34,952
Net change in unrealized appreciation (depreciation) on investments	24,092,724	22,289,024
Net increase (decrease) in net assets resulting from operations	36,355,619	24,943,059
Distributions to shareholders (Note 2):
From net investment income	(7,983,780)	(2,630,744)
Total distributions from net investment income	(7,983,780)	(2,630,744)
From net realized gains	(5,335,758)	(167,807)
Class I	-	-
Class II	-	-
Total distributions from net realized gains	(5,335,758)	(167,807)
Tax return of capital	-	(82,071)
Total tax return of capital	-	(82,071)
Net fund share transactions (Note 5)	82,470,020	231,449,682
Class I	-	-
Class II	-	-
Increase (decrease) in net assets from fund share transactions	82,470,020	231,449,682
Total increase (decrease) in net assets	105,506,101	253,512,119
Net assets:
Beginning of year	253,512,119	-
End of year	$359,018,220	$253,512,119
Undistributed net investment income (distributions in excess of net investment income) included in net assets at the end of the year	$(1,201,159)	$(144,516)

*  Fund commenced operations on May 1, 2006.

**  Fund commenced operations on August 31, 2007.

The accompanying notes are an integral part of the financial statements.

	MML Conservative Allocation Fund	MML Balanced Allocation Fund
	Period ended December 31, 2007**	Period ended December 31, 2007**
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$1,976	$1,679
Net realized gain (loss) on investment transactions	2,157	3,056
Net change in unrealized appreciation (depreciation) on investments	449	(364)
Net increase (decrease) in net assets resulting from operations	4,582	4,371
Distributions to shareholders (Note 2):
From net investment income	(2,986)	(3,233)
Total distributions from net investment income	(2,986)	(3,233)
From net realized gains	-	-
Class I	-	-
Class II	-	-
Total distributions from net realized gains	-	-
Tax return of capital	-	-
Total tax return of capital	-	-
Net fund share transactions (Note 5)	152,986	153,233
Class I	-	-
Class II	-	-
Increase (decrease) in net assets from fund share transactions	152,986	153,233
Total increase (decrease) in net assets	154,582	154,371
Net assets:
Beginning of year	-	-
End of year	$154,582	$154,371
Undistributed net investment income (distributions in excess of net investment income) included in net assets at the end of the year	$1	$-

MML Series Investment Fund – Financial Statements (Continued)

Statement of Changes in Net Assets

MML Moderate Allocation Fund
Period ended December 31, 2007*
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$1,588
Net realized gain (loss) on investment transactions	3,486
Net change in unrealized appreciation (depreciation) on investments	(1,049)
Net increase (decrease) in net assets resulting from operations	4,025
Distributions to shareholders (Note 2):
From net investment income	(3,353)
Total distributions from net investment income	(3,353)
Net fund share transactions (Note 5)	153,353
Increase (decrease) in net assets from fund share transactions	153,353
Total increase (decrease) in net assets	154,025
Net assets:
End of year	$154,025
Undistributed net investment income (distributions in excess of net investment income) included in net assets at the end of the year	$-

*  Fund commenced operations on August 31, 2007.

The accompanying notes are an integral part of the financial statements.

	MML Growth Allocation Fund	MML Aggressive Allocation Fund
	Period ended December 31, 2007*	Period ended December 31, 2007*
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$1,275	$972
Net realized gain (loss) on investment transactions	4,222	4,817
Net change in unrealized appreciation (depreciation) on investments	(1,833)	(2,493)
Net increase (decrease) in net assets resulting from operations	3,664	3,296
Distributions to shareholders (Note 2):
From net investment income	(3,383)	(3,387)
Total distributions from net investment income	(3,383)	(3,387)
Net fund share transactions (Note 5)	153,383	153,387
Increase (decrease) in net assets from fund share transactions	153,383	153,387
Total increase (decrease) in net assets	153,664	153,296
Net assets:
End of year	$153,664	$153,296
Undistributed net investment income (distributions in excess of net investment income) included in net assets at the end of the year	$-	$-

MML Series Investment Fund – Financial Highlights
(For a share outstanding through each period)

MML Asset Allocation Fund

	Year ended 12/31/07		Period ended 12/31/06+
Net asset value, beginning of the period	$10.30		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.25	***	0.16	***
Net realized and unrealized gain (loss) on investments	(0.13)		0.31
Total income from investment operations	0.12		0.47
Less distributions to shareholders:
From net investment income	(0.25)		(0.16)
From net realized gains	(0.26)		(0.01)
Total distributions	(0.51)		(0.17)
Net asset value, end of the period	$9.91		$10.30
Total Return(a)	1.14%		4.74	% **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$255,294		$266,212
Ratio of expenses to average daily net assets:
Before expense waiver	0.59%		0.61	% *
After expense waiver	0.57	% #	0.57	% *#
Net investment income (loss) to average daily net assets	2.34%		2.40	% *
Portfolio turnover rate	62%		38	% **

MML Equity Income Fund

	Year ended 12/31/07	Period ended 12/31/06+
Net asset value, beginning of period	$10.97	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.20 ***	0.11	***
Net realized and unrealized gain (loss) on investments	0.15	0.99
Total income from investment operations	0.35	1.10
Less distributions to shareholders:
From net investment income	(0.17)	(0.10)
From net realized gains	(0.38)	(0.03)
Total distributions	(0.55)	(0.13)
Net asset value, end of period	$10.77	$10.97
Total Return(a)	3.13%	11.01	% **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$378,616	$292,357
Net expenses to average daily net assets	0.78%	0.80	% *
Net investment income (loss) to average daily net assets	1.76%	1.66	% *
Portfolio turnover rate	27%	12	% **

*  Annualized.

**  Percentage represents the results for the period and is not annualized.

***  Per share amount calculated on the average shares method.

+  For the period May 1, 2006 (commencement of operations) through December 31, 2006.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Highlights (Continued)
(For a share outstanding through each period)

MML Income & Growth Fund

	Year ended 12/31/07	Period ended 12/31/06+
Net asset value, beginning of period	$11.03	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.17 ***	0.13	***
Net realized and unrealized gain (loss) on investments	(0.24)	1.04
Total income (loss) from investment operations	(0.07)	1.17
Less distributions to shareholders:
From net investment income	(0.17)	(0.14)
From net realized gains	(0.55)	-
Tax return of capital	(0.00)†	-
Total distributions	(0.72)	(0.14)
Net asset value, end of period	$10.24	$11.03
Total Return(a)	(0.77)%	11.66	% **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$150,272	$180,804
Ratio of expenses to average daily net assets:
Before expense waiver	0.70%	0.72	% *
After expense waiver	N/A ##	0.70	% *#
Net investment income (loss) to average daily net assets	1.48%	1.84	% *
Portfolio turnover rate	57%	38	% **

MML Growth & Income Fund

	Year ended 12/31/07		Period ended 12/31/06+
Net asset value, beginning of period	$10.36		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.12	***	0.07	***
Net realized and unrealized gain (loss) on investments	(0.14)		0.37
Total income (loss) from investment operations	(0.02)		0.44
Less distributions to shareholders:
From net investment income	(0.12)		(0.08)
From net realized gains	(0.42)		-
Tax return of capital	(0.00	)†	-
Total distributions	(0.54)		(0.08)
Net asset value, end of period	$9.80		$10.36
Total Return(a)	(0.33)%		4.35	% **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$269,803		$302,641
Ratio of expenses to average daily net assets:
Before expense waiver	0.54%		0.55	% *
After expense waiver	0.52	% #	0.52	% *#
Net investment income (loss) to average daily net assets	1.13%		1.11	% *
Portfolio turnover rate	38%		22	% **

*  Annualized.

**  Percentage represents the results for the period and is not annualized.

***  Per share amount calculated on the average shares method.

†  Amount is less than $0.005 per share.

+  For the period May 1, 2006 (commencement of operations) through December 31, 2006.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

##  Amount waived had no impact on the ratio of expenses to average daily net assets.

(a)  Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Highlights (Continued)
(For a share outstanding through each period)

MML Blue Chip Growth Fund

	Year ended 12/31/07	Period ended 12/31/06+
Net asset value, beginning of period	$10.58	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.05 ***	0.02	***
Net realized and unrealized gain (loss) on investments	1.29	0.58
Total income from investment operations	1.34	0.60
Less distributions to shareholders:
From net investment income	(0.05)	(0.02)
Tax return of capital	(0.00)†	-
Net asset value, end of period	$11.87	$10.58
Total Return(a)	12.67%	6.04	% **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$61,701	$54,746
Ratio of expenses to average daily net assets:
Before expense waiver	0.84%	0.90	% *
After expense waiver	N/A	0.85	% *#
Net investment income (loss) to average daily net assets	0.40%	0.37	% *
Portfolio turnover rate	35%	24	% **

MML Large Cap Growth Fund

	Year ended 12/31/07	Period ended 12/31/06+
Net asset value, beginning of period	$10.00	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.01 ***	0.01	***
Net realized and unrealized gain (loss) on investments	1.35	(0.00	)†
Total income from investment operations	1.36	0.01
Less distributions to shareholders:
From net investment income	(0.02)	(0.01)
Net asset value, end of period	$11.34	$10.00
Total Return(a)	13.57%	0.10	% **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$74,225	$77,892
Ratio of expenses to average daily net assets:
Before expense waiver	0.72%	0.76	% *
After expense waiver	N/A	0.73	% *#
Net investment income (loss) to average daily net assets	0.12%	0.15	% *
Portfolio turnover rate	85%	61	% **

*  Annualized.

**  Percentage represents the results for the period and is not annualized.

***  Per share amount calculated on the average shares method.

†  Amount is less than $0.005 per share.

+  For the period May 1, 2006 (commencement of operations) through December 31, 2006.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Highlights (Continued)
(For a share outstanding through each period)

MML Concentrated Growth Fund

	Class I				Class II
	Year ended 12/31/07		Period ended 12/31/06+		Year ended 12/31/07		Period ended 12/31/06+
Net asset value, beginning of period	$10.21		$10.00		$10.21		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.02	***	0.01	***	0.03	***	0.01	***
Net realized and unrealized gain (loss) on investments	1.54		0.21		1.55		0.22
Total income from investment operations	1.56		0.22		1.58		0.23
Less distributions to shareholders:
From net investment income	(0.02)		-		(0.03)		-
From net realized gains	(0.66)		(0.01)		(0.66)		(0.02)
Total distributions	(0.68)		(0.01)		(0.69)		(0.02)
Net asset value, end of period	$11.09		$10.21		$11.10		$10.21
Total Return(a)	15.04%		2.19	% **	15.20%		2.25	% **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$23,930		$18,032		$61,686		$64,702
Ratio of expenses to average daily net assets:
Before expense waiver	0.91%		0.94	% *	0.81%		0.84	% *
After expense waiver	0.76	% #	0.76	% *#	0.66	% #	0.66	% *#
Net investment income (loss) to average daily net assets	0.16%		0.11	% *	0.26%		0.21	% *
Portfolio turnover rate	59%		43	% **	59%		43	% **

MML Mid Cap Value Fund

	Year ended 12/31/07	Period ended 12/31/06+
Net asset value, beginning of period	$10.81	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.15 ***	0.10	***
Net realized and unrealized gain (loss) on investments	(0.35)	1.03
Total income (loss) from investment operations	(0.20)	1.13
Less distributions to shareholders:
From net investment income	(0.10)	(0.10)
From net realized gains	(1.33)	(0.22)
Total distributions	(1.43)	(0.32)
Net asset value, end of period	$9.18	$10.81
Total Return(a)	(2.32)%	11.23	% **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$404,928	$358,906
Net expenses to average daily net assets	0.88%	0.90	% *
Net investment income (loss) to average daily net assets	1.33%	1.44	% *
Portfolio turnover rate	206%	173	% **

*  Annualized.

**  Percentage represents the results for the period and is not annualized.

***  Per share amount calculated on the average shares method.

+  For the period May 1, 2006 (commencement of operations) through December 31, 2006.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Highlights (Continued)
(For a share outstanding through each period)

MML Mid Cap Growth Fund

	Year ended 12/31/07	Period ended 12/31/06+
Net asset value, beginning of period	$10.04	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.01 ***	(0.01	)***
Net realized and unrealized gain (loss) on investments	1.71	0.05
Total income from investment operations	1.72	0.04
Less distributions to shareholders:
From net investment income	(0.01)	-
From net realized gains	(0.57)	-
Total distributions	(0.58)	-
Net asset value, end of period	$11.18	$10.04
Total Return(a)	16.89%	0.50	% **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$285,701	$285,149
Net expenses to average daily net assets	0.81%	0.83	% *
Net investment income (loss) to average daily net assets	0.08%	(0.11	)% *
Portfolio turnover rate	31%	30	% **

MML Small Cap Value Fund

	Year ended 12/31/07	Period ended 12/31/06+
Net asset value, beginning of period	$10.45	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.11 ***	0.08	***
Net realized and unrealized gain (loss) on investments	(2.02)	0.44
Total income (loss) from investment operations	(1.91)	0.52
Less distributions to shareholders:
From net investment income	(0.09)	(0.07)
Tax return of capital	(0.00)†	-
Net asset value, end of period	$8.45	$10.45
Total Return(a)	(18.31)%	5.20	% **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$248,583	$207,239
Net expenses to average daily net assets	0.79%	0.83	% *
Net investment income (loss) to average daily net assets	1.14%	1.29	% *
Portfolio turnover rate	152%	173	% **

*  Annualized.

**  Percentage represents the results for the period and is not annualized.

***  Per share amount calculated on the average shares method.

†  Amount is less than $0.005 per share.

+  For the period May 1, 2006 (commencement of operations) through December 31, 2006.

(a)  Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Highlights (Continued)
(For a share outstanding through each period)

MML Small Cap Index Fund

	Year ended 12/31/07	Period ended 12/31/06+
Net asset value, beginning of period	$10.10	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.09 ***	0.04	***
Net realized and unrealized gain (loss) on investments	(0.13)	0.10
Total income (loss) from investment operations	(0.04)	0.14
Less distributions to shareholders:
From net investment income	(0.09)	(0.04)
From net realized gains	(0.41)	-
Total distributions	(0.50)	(0.04)
Net asset value, end of period	$9.56	$10.10
Total Return(a)	(0.57)%	1.41	% **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$58,893	$68,783
Ratio of expenses to average daily net assets:
Before expense waiver	0.44%	0.52	% *
After expense waiver	N/A	0.45	% *#
Net investment income (loss) to average daily net assets	0.90%	0.60	% *
Portfolio turnover rate	15%	73	% **

MML Global Fund

	Class I				Class II
	Year ended 12/31/07		Period ended 12/31/06+		Year ended 12/31/07		Period ended 12/31/06+
Net asset value, beginning of period	$10.52		$10.00		$10.52		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.16	***	0.10	***	0.17	***	0.10	***
Net realized and unrealized gain (loss) on investments	0.22		0.53		0.22		0.53
Total income from investment operations	0.38		0.63		0.39		0.63
Less distributions to shareholders:
From net investment income	(0.16)		(0.11)		(0.17)		(0.11)
From net realized gains	(0.43)		-		(0.43)		-
Total distributions	(0.59)		(0.11)		(0.60)		(0.11)
Net asset value, end of period	$10.31		$10.52		$10.31		$10.52
Total Return(a)	3.57%		6.25	% **	3.75%		6.30	% **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$10,156		$9,698		$43,429		$51,804
Ratio of expenses to average daily net assets:
Before expense waiver	1.15%		1.15	% *	1.05%		1.04	% *
After expense waiver	0.71	% #	0.71	% *#	0.61	% #	0.61	% *#
Net investment income (loss) to average daily net assets	1.41%		1.47	% *	1.51%		1.60	% *
Portfolio turnover rate	56%		41	% **	56%		41	% **

*  Annualized.

**  Percentage represents the results for the period and is not annualized.

***  Per share amount calculated on the average shares method.

+  For the period May 1, 2006 (commencement of operations) through December 31, 2006.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Highlights (Continued)
(For a share outstanding through each period)

MML Foreign Fund

	Year ended 12/31/07	Period ended 12/31/06+
Net asset value, beginning of period	$11.00	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.24 ***	0.13	***
Net realized and unrealized gain (loss) on investments	1.24	1.00
Total income from investment operations	1.48	1.13
Less distributions to shareholders:
From net investment income	(0.27)	(0.12)
From net realized gains	(0.19)	(0.01)
Total distributions	(0.46)	(0.13)
Net asset value, end of period	$12.02	$11.00
Total Return(a)	13.48%	11.26	% **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$359,018	$253,512
Ratio of expenses to average daily net assets:
Before expense waiver	1.00%	1.03	% *
After expense waiver	N/A	1.02	% *#
Net investment income (loss) to average daily net assets	2.00%	1.90	% *
Portfolio turnover rate	9%	9	% **

MML Conservative Allocation Fund

	Period ended 12/31/07++
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.13	***
Net realized and unrealized gain (loss) on investments	0.18
Total income from investment operations	0.31
Less distributions to shareholders:
From net investment income	(0.20)
Net asset value, end of period	$10.11
Total Return(a)	3.09	% **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$155
Ratio of expenses to average daily net assets:
Before expense waiver	61.88	% *
After expense waiver	0.20	% *#
Net investment income (loss) to average daily net assets	3.81	% *
Portfolio turnover rate	0	% **

*  Annualized.

**  Percentage represents the results for the period and is not annualized.

***  Per share amount calculated on the average shares method.

+  For the period May 1, 2006 (commencement of operations) through December 31, 2006.

++  For the period August 31, 2007 (commencement of operations) through December 31, 2007.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Highlights (Continued)
(For a share outstanding through each period)

MML Balanced Allocation Fund

	Period ended 12/31/07+
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.11	***
Net realized and unrealized gain (loss) on investments	0.19
Total income from investment operations	0.30
Less distributions to shareholders:
From net investment income	(0.22)
Net asset value, end of period	$10.08
Total Return(a)	2.96	% **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$154
Ratio of expenses to average daily net assets:
Before expense waiver	61.68	% *
After expense waiver	0.20	% *#
Net investment income (loss) to average daily net assets	3.23	% *
Portfolio turnover rate	0	% **

MML Moderate Allocation Fund

	Period ended 12/31/07+
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.11	***
Net realized and unrealized gain (loss) on investments	0.15
Total income from investment operations	0.26
Less distributions to shareholders:
From net investment income	(0.22)
Net asset value, end of period	$10.04
Total Return(a)	2.63	% **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$154
Ratio of expenses to average daily net assets:
Before expense waiver	61.59	% *
After expense waiver	0.20	% *#
Net investment income (loss) to average daily net assets	3.05	% *
Portfolio turnover rate	0	% **

*  Annualized.

**  Percentage represents the results for the period and is not annualized.

***  Per share amount calculated on the average shares method.

+  For the period August 31, 2007 (commencement of operations) through December 31, 2007.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Highlights (Continued)
(For a share outstanding through each period)

MML Growth Allocation Fund

	Period ended 12/31/07+
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.08	***
Net realized and unrealized gain (loss) on investments	0.17
Total income from investment operations	0.25
Less distributions to shareholders:
From net investment income	(0.23)
Net asset value, end of period	$10.02
Total Return(a)	2.45	% **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$154
Ratio of expenses to average daily net assets:
Before expense waiver	61.40	% *
After expense waiver	0.20	% *#
Net investment income (loss) to average daily net assets	2.44	% *
Portfolio turnover rate	0	% **

MML Aggressive Allocation Fund

	Period ended 12/31/07+
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.06	***
Net realized and unrealized gain (loss) on investments	0.16
Total income from investment operations	0.22
Less distributions to shareholders:
From net investment income	(0.23)
Net asset value, end of period	$9.99
Total Return(a)	2.15	% **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$153
Ratio of expenses to average daily net assets:
Before expense waiver	61.22	% *
After expense waiver	0.20	% *#
Net investment income (loss) to average daily net assets	1.85	% *
Portfolio turnover rate	0	% **

*  Annualized.

**  Percentage represents the results for the period and is not annualized.

***  Per share amount calculated on the average shares method.

+  For the period August 31, 2007 (commencement of operations) through December 31, 2007.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1.  The Fund
   MML Series Investment Fund ("MML Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a no-load, open-end, management investment company. MML Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated May 14, 1993, as amended. The following are eighteen series of MML Trust (each individually referred to as a "Fund" or collectively as the "Funds"): MML Asset Allocation Fund ("Asset Allocation Fund"), MML Equity Income Fund ("Equity Income Fund"), MML Income & Growth Fund ("Income & Growth Fund"), MML Growth & Income Fund ("Growth & Income Fund"), MML Blue Chip Growth Fund ("Blue Chip Growth Fund"), MML Large Cap Growth Fund ("Large Cap Growth Fund"), MML Concentrated Growth Fund ("Concentrated Growth Fund"), MML Mid Cap Value Fund ("Mid Cap Value Fund"), MML Mid Cap Growth Fund ("Mid Cap Growth Fund"), MML Small Cap Value Fund ("Small Cap Value Fund"), MML Small Cap Index Fund ("Small Cap Index Fund"), MML Global Fund ("Global Fund"), MML Foreign Fund ("Foreign Fund"), MML Conservative Allocation Fund ("Conservative Allocation Fund"), MML Balanced Allocation Fund ("Balanced Allocation Fund"), MML Moderate Allocation Fund ("Moderate Allocation Fund"), MML Growth Allocation Fund ("Growth Allocation Fund") and MML Aggressive Allocation Fund ("Aggressive Allocation Fund").

The Asset Allocation Fund, Equity Income Fund, Income & Growth Fund, Growth & Income Fund, Blue Chip Growth Fund, Large Cap Growth Fund, Concentrated Growth Fund, Mid Cap Value Fund, Mid Cap Growth Fund, Small Cap Value Fund, Small Cap Index Fund, Global Fund and Foreign Fund commenced operations on May 1, 2006. The Conservative Allocation Fund, Balanced Allocation Fund, Moderate Allocation Fund, Growth Allocation Fund and Aggressive Allocation Fund commenced operations on August 31, 2007.

MML Trust was established by Massachusetts Mutual Life Insurance Company ("MassMutual") for the purpose of providing vehicles for the investment of assets of various separate investment accounts established by MassMutual and by life insurance companies which are subsidiaries of MassMutual. Shares of MML Trust are not offered to the general public. MassMutual, MML Bay State Life Insurance Company and C.M. Life Insurance Company are the record owners of all of the outstanding shares of the Funds.

The Conservative Allocation Fund, Balanced Allocation Fund, Moderate Allocation Fund, Growth Allocation Fund and Aggressive Allocation Fund invest all of their investable assets in shares of various funds advised by MassMutual as a control affiliate of MassMutual. The financial statements included herein are those of the Funds listed above and the applicable MML Series Investment Funds. The financial statements of the applicable MML Series Investment Funds II, or Oppenheimer Funds which are advised by Oppenheimer Funds, Inc., a majority owned, indirect subsidiary of MassMutual, are presented separately and can be obtained from the SEC's EDGAR database on its Internet site at www.sec.gov or by calling MassMutual at 1-888-309-3539. The assets of each of the five listed above Allocation Funds are diversified and a shareholder's interest is limited to the MML Series Investment Funds, MML Series Investment Funds II or Oppenheimer Funds in which the shares are invested.

The Concentrated Growth Fund and Global Fund offer two classes of shares: Class I and Class II. Each share class invests in the same portfolio of assets. The principal difference among the classes is the level of service and administration fees borne by the classes. Because each class will have different fees and expenses, performance and share prices among the classes will vary. The classes of shares are offered to different types of investors, as outlined in each Fund's Prospectus.

2.  Significant Accounting Policies
   The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America ("generally accepted accounting principles"). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Notes to Financial Statements (Continued)

Investment Valuation
    Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees ("Trustees"), which provides the last reported sale price for securities listed on a national securities exchange or the official closing price on the NASDAQ National Market System, or in the case of over-the-counter securities not so listed, the last reported bid price. Debt securities (other than short-term obligations) are valued on the basis of valuations furnished by a pricing service, authorized by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Short-term securities are valued at either amortized cost or at original cost plus accrued interest, whichever approximates current market value. Shares of other funds are valued at their net asset value as reported on each business day. All other securities and other assets, including futures, options, swaps and debt securities for which the prices supplied by a pricing agent are deemed by the Trustees not to be representative of market values, including restricted securities and securities for which no market quotation is available, are valued at fair value in accordance with procedures approved by the Trustees. Securities are typically valued on the basis of valuations furnished by a primary pricing service or, if no such valuation is available, from a secondary pricing service. However, valuation methods approved by the Trustees which are intended to reflect fair value may be used when pricing service information is not readily available or when a security's value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, a Fund's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, a fair value pricing service is used to assist in the pricing of each of the foreign securities held by the MML Trust's foreign funds. Due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale.

Portfolio securities traded on more than one national securities exchange are valued at the last price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange is determined in accordance with policies established by the Trustees.

Securities Lending
   Each Fund may lend its securities to qualified brokers; however, securities lending cannot exceed 33% of the total assets of the Funds taken at current value. The loans are collateralized at all times with cash or securities with a market value at least equal to 100% of the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional collateral is delivered to the Fund the next business day. As with other extensions of credit, the Funds may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Funds receive compensation for lending their securities.

Notes to Financial Statements (Continued)

At December 31, 2007, the Funds loaned securities having the following market values collateralized by cash, which was invested in short-term instruments in the following amounts:

	Securities on Loan	Collateral
Asset Allocation Fund	$11,974,797	$12,559,938
Equity Income Fund	19,265,352	20,245,454
Income & Growth Fund	11,709,813	12,220,409
Growth & Income Fund	19,388,223	20,307,619
Blue Chip Growth Fund	3,093,978	3,204,471
Large Cap Growth Fund	5,340,526	5,520,513
Concentrated Growth Fund	4,682,002	4,860,663
Mid Cap Value Fund	43,672,946	45,349,521
Mid Cap Growth Fund	57,387,548	59,860,059
Small Cap Value Fund	41,146,342	43,244,140
Small Cap Index Fund	13,795,929	14,509,705
Global Fund	1,593,628	1,661,886
Foreign Fund	15,134,397	16,056,501
	$248,185,481	$259,600,879

For each Fund, the amount of securities on loan indicated in the table above may not correspond with the securities on loan identified on the Portfolio of Investments because securities with pending sales are in process of recall from the brokers.

MML Trust receives, as fees, a share of the income earned on investment of the cash collateral received for the loan of securities. For the year ended December 31, 2007, the MML Trust earned securities lending agent fees as follows:

	Securities Lending Gross Income	Securities Lending Fees and Expenses	Securities Lending Net Income
Asset Allocation Fund	$1,383,649	$1,303,360	$80,289
Equity Income Fund	1,513,352	1,429,709	83,643
Income & Growth Fund	938,386	862,518	75,868
Growth & Income Fund	1,764,109	1,655,638	108,471
Blue Chip Growth Fund	286,011	275,374	10,637
Large Cap Growth Fund	359,015	327,680	31,335
Concentrated Growth Fund	608,311	545,364	62,947
Mid Cap Value Fund	2,445,031	2,332,373	112,658
Mid Cap Growth Fund	3,511,237	3,327,580	183,657
Small Cap Value Fund	2,380,268	2,141,992	238,276
Small Cap Index Fund	780,140	693,027	87,113
Global Fund	220,355	201,791	18,564
Foreign Fund	1,457,009	1,255,658	201,351
	$17,646,873	$16,352,064	$1,294,809

Notes to Financial Statements (Continued)

Repurchase Agreements
    Each Fund may enter into repurchase agreements with certain banks and broker/dealers whereby a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Funds, through their custodian, take possession of the securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Funds in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Funds and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, realization of collateral by the Funds may be delayed or limited.

Accounting for Investments
    Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments (which may include proceeds received from litigation) and unrealized appreciation and depreciation of investments are computed by the specific identification cost method. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

Federal Income Tax
    It is each Fund's intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to a regulated investment company. Under such provisions, the Funds will not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign interest, dividends and capital gains have been provided for in accordance with the applicable country's tax rules and rates.

Dividends and Distributions to Shareholders
    Dividends from net investment income and distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to investments in passive foreign investment companies and the deferral of wash sale losses. As a result, net investment income and net realized gain on investment transactions for a reporting period may differ significantly from distributions during such period.

Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts without affecting the net asset value of the Funds.

During the year ended December 31, 2007, the following amounts were reclassified due to differences between book and tax accounting.

	Paid-in Capital	Accumulated Net Realized Gain on Investments	Undistributed Net Investment Income
Asset Allocation Fund	$-	$(81,415)	$81,415
Equity Income Fund	-	3,638	(3,638)
Income & Growth Fund	10,020	12,910	(22,930)
Growth & Income Fund	(9,051)	8,316	735
Blue Chip Growth Fund	(20,961)	3,587	17,374
Large Cap Growth Fund	(14,278)	-	14,278
Concentrated Growth Fund	(10,356)	13,645	(3,289)
Mid Cap Value Fund	1	661,425	(661,426)
Mid Cap Growth Fund	-	(11,834)	11,834
Small Cap Value Fund	(112,046)	238,028	(125,982)
Small Cap Index Fund	-	68,567	(68,567)
Global Fund	(1)	25,827	(25,826)
Foreign Fund	-	(851,404)	851,404
Conservative Allocation Fund	-	(1,011)	1,011
Balanced Allocation Fund	-	(1,554)	1,554
Moderate Allocation Fund	-	(1,765)	1,765
Growth Allocation Fund	-	(2,108)	2,108
Aggressive Allocation Fund	-	(2,415)	2,415

Notes to Financial Statements (Continued)

Foreign Currency Translation
   The books and records of the Funds are maintained in U.S. dollars. The market values of foreign currencies, foreign securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of dividends recorded on the books of the Funds and the amount actually received.

  Forward Foreign Currency Contracts
   Each Fund may enter into forward foreign currency contracts in order to hedge the effect of currency movements of foreign denominated securities or obligations. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange and interest rates. Forward foreign currency contracts are marked to market daily and the change in their value is recorded by the Funds as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through delivery or offset by entering into another forward foreign currency contract, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset.

Forward foreign currency contracts involve a risk of loss from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in foreign currency values and interest rates.

The notional or contractual amounts of these instruments represent the investments the Funds have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions and counterparty risk are considered.

A summary of open forward foreign currency contracts for the Asset Allocation Fund and the Mid Cap Value Fund at December 31, 2007 was as follows:

Settlement Date	Contracts to Deliver/Receive	Units of Currency	In Exchange for U.S. Dollars	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Allocation Fund
BUYS
1/16/08	Euro	90,554	$132,345	$132,867	$522
1/16/08	Japanese Yen	11,572,365	105,000	103,493	(1,507)
					$(985)
SELLS
1/16/08	British Pound	65,000	$132,345	$129,762	$2,583
Mid Cap Value Fund
SELLS
1/31/08	Canadian Dollar	2,089,192	2,130,526	2,107,341	23,185
1/31/08	Euro	4,373,944	6,375,679	6,395,432	(19,753)
					$3,432

Notes to Financial Statements (Continued)

Delayed Delivery Transactions, When Issued Securities, and Forward Commitments
   Each Fund may purchase or sell securities on a "when issued" or delayed delivery or on a forward commitment basis. The Funds use forward commitments to manage interest rate exposure or as a temporary substitute for purchasing or selling particular debt securities. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. These securities are valued on the basis of valuations furnished by a pricing service, authorized by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Securities for which no market quotation is available, are valued at fair value in accordance with procedures approved by the Trustees. The Funds record on a daily basis the unrealized appreciation (depreciation) based upon changes in the value of these securities. When a forward commitment contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors. Funds monitor exposure to ensure counterparties are creditworthy and concentration of exposure is minimized.

Financial Futures Contracts
   The Funds may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or as a substitute for the purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Funds deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Funds as unrealized gains or losses. When the contract is closed, each Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

A summary of open futures contracts for the Small Cap Value Fund and Small Cap Index Fund at December 31, 2007, was as follows:

Number of Contracts	Type	Expiration Date	Notional Contract Value	Net Unrealized Appreciation
Small Cap Value Fund
BUYS 30	Russell Mini	3/20/08	$2,316,600	$9,420
Small Cap Index Fund
BUYS 7	Russell Mini	3/20/08	540,540	9,960

Allocation of Operating Activity
   In maintaining the records for the Concentrated Growth Fund and Global Fund, the income and expense accounts are allocated to each class of shares. Investment income, unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Administration fees, which are directly attributable to a class of shares, are charged to that class' operations. Expenses of the Fund not directly attributable to the operations of any class of shares are prorated among the classes to which the expense relates based on the relative net assets of each.

Foreign Securities
   The Foreign Fund invests substantially all of its assets in foreign securities. The other Funds may also invest in foreign securities, subject to certain percentage restrictions. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of U.S. companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. Government.

Notes to Financial Statements (Continued)

Restricted Securities
   Certain securities are illiquid and restricted as to resale. They have been valued in good faith under procedures established by the Board of Trustees, taking into consideration such factors as the Board deems appropriate. The Funds generally bear the costs, if any, associated with the disposition of restricted securities. Aggregate cost and fair value of these restricted securities held at December 31, 2007 were as follows:

	Aggregate Cost	Aggregate Value	Value as Percentage of Fund's Net Assets
Asset Allocation Fund	$11,347,118	$10,287,254	4.0%
Mid Cap Growth Fund	108,690	108,690	0.0%

3.  Management Fees and Other Transactions

Investment Management Fees
   Under agreements between MML Trust and MassMutual on behalf of each Fund, MassMutual is responsible for providing investment management services for each Fund. In return for this service, MassMutual receives advisory fees quarterly based on the following annual rates:

Asset Allocation Fund	0.55%	Small Cap Value Fund	0.75%

Equity Income Fund	0.75%	Small Cap Index Fund	0.35%

Income & Growth Fund	0.65%	Global Fund	0.60%

Growth & Income Fund	0.50%	Foreign Fund	0.89%

Blue Chip Growth Fund	0.75%	Conservative Allocation Fund	0.10%

Large Cap Growth Fund	0.65%	Balanced Allocation Fund	0.10%

Concentrated Growth Fund	0.60%	Moderate Allocation Fund	0.10%

Mid Cap Value Fund	0.84%	Growth Allocation Fund	0.10%

Mid Cap Growth Fund	0.77%	Aggressive Allocation Fund	0.10%

MassMutual has entered into investment sub-advisory agreements with the following unaffiliated investment sub-advisers: Capital Guardian Trust Company for the Asset Allocation Fund and Growth & Income Fund, T. Rowe Price Associates, Inc. for the Equity Income Fund, Blue Chip Growth Fund and Mid Cap Growth Fund, American Century Investment Management, Inc. for the Income & Growth Fund and Mid Cap Value Fund, AllianceBernstein L.P. for the Large Cap Growth Fund and Small Cap Value Fund, Legg Mason Capital Management, Inc. for the Concentrated Growth Fund, Goldman Sachs Asset Management, L.P. for the Small Cap Value Fund, Northern Trust Investments, N.A. for the Small Cap Index Fund, Neuberger Berman Management, Inc. for the Global Fund, and Templeton Investment Counsel, LLC for the Foreign Fund. MassMutual pays a sub-advisory fee to each of these sub-advisers based upon the aggregate net assets under management which include (1) the average daily net assets of the specified Fund which it manages, and (2) the average daily net assets of all other funds or accounts of MassMutual or its affiliates for which the sub-adviser provides sub-advisory services and which have substantially the same investment objectives, policies and investment strategies.

The Fund sub-adviser fees are paid out of the management fees previously disclosed above.

Administration & Shareholder Service Fees
  For the Concentrated Growth Fund and Global Fund, under a separate administrative and shareholder services agreement between the Funds and MassMutual, MassMutual provides certain administrative and shareholder services and bears some of the class specific administrative expenses. In return for these services, MassMutual receives an administrative services fee monthly based upon the average daily net assets of the applicable class of shares of the Funds at the following annual rates: 0.24% of the average daily net assets of Class I shares and 0.14% of Class II shares of the Concentrated Growth Fund, 0.28% of the average daily net assets of Class I shares and 0.18% of Class II shares of the Global Fund.

Notes to Financial Statements (Continued)

Expense Waivers
   MassMutual agreed to cap the fees and expenses of the Funds through April 30, 2009, unless otherwise noted, as follows:

Asset Allocation Fund	0.57%	Small Cap Value Fund	0.88%

Equity Income Fund	0.85%	Small Cap Index Fund	0.45%

Income & Growth Fund	0.70%	Global Fund

Growth & Income Fund	0.52%	Class I	0.71%

Blue Chip Growth Fund	0.85%	Class II	0.61%

Large Cap Growth Fund	0.73%	Foreign Fund	1.02%

Concentrated Growth Fund		Conservative Allocation Fund	0.20%

Class I	0.76%	Balanced Allocation Fund	0.20%

Class II	0.66%	Moderate Allocation Fund	0.20%

Mid Cap Value Fund	0.93%	Growth Allocation Fund	0.20%

Mid Cap Growth Fund	0.85%	Aggressive Allocation Fund	0.20%

Indirect Expenses
   The Conservative Allocation Fund, Balanced Allocation Fund, Moderate Allocation Fund, Growth Allocation Fund and Aggressive Allocation Fund incur fees and expenses indirectly as shareholders in the underlying funds. For the year ended December 31, 2007 these expenses were as follows:

Indirect Operating Expenses
Conservative Allocation Fund	0.63%
Balanced Allocation Fund	0.66%
Moderate Allocation Fund	0.69%
Growth Allocation Fund	0.73%
Aggressive Allocation Fund	0.78%

Rebated Brokerage Commissions
  The Asset Allocation Fund, Growth & Income Fund, Blue Chip Growth Fund, Large Cap Growth Fund, Concentrated Growth Fund and Global Fund have entered into agreements with certain brokers whereby the brokers will rebate, in cash, a portion of brokerage commissions. Rebated brokerage commissions are amounts earned by the Funds and are included with realized gain or loss on investment transactions presented in the Statement of Operations. For the year ended December 31, 2007, brokerage commissions rebated under these agreements are as follows:

Rebated Commissions
Asset Allocation Fund	$6,642
Equity Income Fund	9
Growth & Income Fund	9,198
Blue Chip Growth Fund	1,123
Large Cap Growth Fund	10,408
Concentrated Growth Fund	20,526
Global Fund	9,224
Foreign Fund	1,936

Other
  Certain Officers and Trustees of the Funds are also Officers of MassMutual. The compensation of each Trustee who is not an Officer of MassMutual is borne by the Funds.

Deferred Compensation
   Trustees of the Funds who are not employees of MassMutual or its subsidiaries may elect to defer receipt of their annual fees in accordance with terms of the Non-Qualified Deferred Compensation Plan. Any amounts deferred shall accrue interest and shall be recorded on the Funds' books as other assets.

For the year ended December 31, 2007, no significant amounts have been deferred.

Notes to Financial Statements (Continued)

4.  Purchases and Sales of Investments
   Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the year ended December 31, 2007, were as follows:

	Purchases		Sales
	Long-Term U.S. Government Securities	Other Long-Term Securities	Long-Term U.S. Government Securities	Other Long-Term Securities
Asset Allocation Fund	$50,584,898	$112,205,437	$49,436,234	$118,745,917
Equity Income Fund	-	174,780,522	-	86,907,877
Income & Growth Fund	-	96,472,816	-	124,422,565
Growth & Income Fund	-	110,638,423	-	138,102,144
Blue Chip Growth Fund	-	20,767,705	-	20,573,601
Large Cap Growth Fund	-	64,393,809	-	77,208,598
Concentrated Growth Fund	-	49,217,471	-	59,636,638
Mid Cap Value Fund	-	838,546,149	-	777,320,537
Mid Cap Growth Fund	-	88,328,954	-	136,408,781
Small Cap Value Fund	-	405,394,658	-	331,014,647
Small Cap Index Fund	-	9,927,181	-	19,236,461
Global Fund	-	32,475,966	-	42,779,402
Foreign Fund	-	99,390,712	-	28,746,852
Conservative Allocation Fund	-	154,236	-	-
Balanced Allocation Fund	-	154,839	-	-
Moderate Allocation Fund	-	155,178	-	-
Growth Allocation Fund	-	155,602	-	-
Aggressive Allocation Fund	-	155,894	-	-

5.  Capital Share Transactions
   The Funds are authorized to issue an unlimited number of shares, with no par value in each class of shares. Changes in shares outstanding for each Fund were as follows:

	Year ended December 31, 2007		Period ended December 31, 2006*
	Shares	Amount	Shares	Amount
Asset Allocation Fund
Sold	2,232,214	$23,609,649	27,502,423	$275,149,248
Issued as reinvestment of dividends	1,257,964	12,776,466	430,008	4,441,990
Redeemed	(3,584,268)	(38,089,344)	(2,075,883)	(20,855,215)
Net increase (decrease)	(94,090)	$(1,703,229)	25,856,548	$258,736,023
Equity Income Fund
Sold	9,072,256	$103,484,328	27,573,685	$277,187,365
Issued as reinvestment of dividends	1,639,765	18,082,042	313,366	3,453,301
Redeemed	(2,191,889)	(25,074,619)	(1,243,183)	(12,665,806)
Net increase (decrease)	8,520,132	$96,491,751	26,643,868	$267,974,860
Income & Growth Fund
Sold	603,651	$6,874,369	18,731,766	$187,451,244
Issued as reinvestment of dividends	952,868	10,089,142	199,677	2,214,426
Redeemed	(3,284,420)	(37,382,175)	(2,533,456)	(25,811,041)
Net increase (decrease)	(1,727,901)	$(20,418,664)	16,397,987	$163,854,629
Growth & Income Fund
Sold	1,194,894	$12,781,800	31,559,498	$315,479,460
Issued as reinvestment of dividends	1,405,802	14,369,404	211,553	2,200,151
Redeemed	(4,303,289)	(46,430,568)	(2,549,295)	(25,226,572)
Net increase (decrease)	(1,702,593)	$(19,279,364)	29,221,756	$292,453,039
Blue Chip Growth Fund
Sold	828,780	$9,563,460	5,625,992	$56,210,528
Issued as reinvestment of dividends	21,776	255,874	11,906	126,319
Redeemed	(828,243)	(9,475,746)	(462,328)	(4,576,844)
Net increase (decrease)	22,313	$343,588	5,175,570	$51,760,003

Notes to Financial Statements (Continued)

	Year ended December 31, 2007		Period ended December 31, 2006*
	Shares	Amount	Shares	Amount
Large Cap Growth Fund
Sold	337,150	$3,633,481	8,965,431	$89,463,307
Issued as reinvestment of dividends	10,013	112,565	8,009	80,325
Redeemed	(1,588,675)	(17,104,606)	(1,187,393)	(11,216,015)
Net increase (decrease)	(1,241,512)	$(13,358,560)	7,786,047	$78,327,617
Concentrated Growth Fund Class I
Sold	583,231	$6,826,400	2,093,938	$20,844,070
Issued as reinvestment of dividends	116,066	1,337,045	1,594	16,351
Redeemed	(308,206)	(3,499,152)	(329,650)	(3,065,147)
Net increase (decrease)	391,091	$4,664,293	1,765,882	$17,795,274
Concentrated Growth Fund Class II
Sold	343,761	$4,028,201	7,687,823	$76,779,133
Issued as reinvestment of dividends	315,347	3,637,301	9,595	98,442
Redeemed	(1,438,130)	(16,112,976)	(1,361,345)	(12,841,516)
Net increase (decrease)	(779,022)	$(8,447,474)	6,336,073	$64,036,059
Mid Cap Value Fund
Sold	9,775,681	$105,220,314	34,834,630	$349,217,166
Issued as reinvestment of dividends	5,460,605	53,731,437	935,015	10,163,610
Redeemed	(4,320,403)	(47,805,952)	(2,555,702)	(26,051,100)
Net increase (decrease)	10,915,883	$111,145,799	33,213,943	$333,329,676
Mid Cap Growth Fund
Sold	1,588,498	$18,019,237	32,808,454	$327,799,856
Issued as reinvestment of dividends	1,241,882	14,127,242	-	-
Redeemed	(5,666,290)	(63,190,964)	(4,417,781)	(42,403,798)
Net increase (decrease)	(2,835,910)	$(31,044,485)	28,390,673	$285,396,058
Small Cap Value Fund
Sold	11,769,574	$112,506,376	20,474,765	$203,522,069
Issued as reinvestment of dividends	280,603	2,368,286	132,087	1,393,516
Redeemed	(2,451,427)	(24,066,689)	(778,975)	(7,596,764)
Net increase (decrease)	9,598,750	$90,807,973	19,827,877	$197,318,821
Small Cap Index Fund
Sold	408,168	$4,273,953	7,829,708	$78,069,483
Issued as reinvestment of dividends	298,903	2,949,832	27,227	277,452
Redeemed	(1,353,796)	(14,251,782)	(1,047,663)	(10,047,438)
Net increase (decrease)	(646,725)	$(7,027,997)	6,809,272	$68,299,497
Global Fund Class I
Sold	113,374	$1,243,680	971,340	$9,675,215
Issued as reinvestment of dividends	52,305	549,801	9,130	96,142
Redeemed	(102,763)	(1,130,522)	(58,237)	(558,456)
Net increase (decrease)	62,916	$662,959	922,233	$9,212,901
Global Fund Class II
Sold	204,860	$2,286,187	5,770,054	$57,737,234
Issued as reinvestment of dividends	231,585	2,434,831	51,156	539,189
Redeemed	(1,150,601)	(12,644,093)	(895,905)	(8,644,815)
Net increase (decrease)	(714,156)	$(7,923,075)	4,925,305	$49,631,608
Foreign Fund
Sold	8,943,938	$107,366,916	24,069,966	$241,284,833
Issued as reinvestment of dividends	1,107,873	13,319,538	261,637	2,880,622
Redeemed	(3,231,872)	(38,216,434)	(1,276,745)	(12,715,773)
Net increase (decrease)	6,819,939	$82,470,020	23,054,858	$231,449,682
Conservative Allocation Fund**
Sold	15,000	$150,000	-	$-
Issued as reinvestment of dividends	296	2,986	-	-
Redeemed	-	-	-	-
Net increase (decrease)	15,296	$152,986	-	$-

Notes to Financial Statements (Continued)

	Year ended December 31, 2007		Period ended December 31, 2006*
	Shares	Amount	Shares	Amount
Balanced Allocation Fund**
Sold	15,000	$150,000	-	$-
Issued as reinvestment of dividends	321	3,233	-	-
Redeemed	-	-	-	-
Net increase (decrease)	15,321	$153,233	-	$-
Moderate Allocation Fund**
Sold	15,000	$150,000	-	$-
Issued as reinvestment of dividends	334	3,353	-	-
Redeemed	-	-	-	-
Net increase (decrease)	15,334	$153,353	-	$-
Growth Allocation Fund**
Sold	15,000	$150,000	-	$-
Issued as reinvestment of dividends	337	3,383	-	-
Redeemed	-	-	-	-
Net increase (decrease)	15,337	$153,383	-	$-
Aggressive Allocation Fund**
Sold	15,000	$150,000	-	$-
Issued as reinvestment of dividends	338	3,387	-	-
Redeemed	-	-	-	-
Net increase (decrease)	15,338	$153,387	-	$-

*  Funds commenced operations on May 1, 2006.

**  Fund commenced operations on August 31, 2007.

6.  Federal Income Tax Information
   At December 31, 2007, the cost of securities and the unrealized appreciation (depreciation) in the value of investments owned by the Funds, as computed on a Federal income tax basis, were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Asset Allocation Fund	$269,050,477	$20,578,333	$(22,153,556)	$(1,575,223)
Equity Income Fund	388,271,459	34,934,336	(26,447,777)	8,486,559
Income & Growth Fund	151,901,471	19,809,032	(9,856,315)	9,952,717
Growth & Income Fund	292,569,075	30,037,362	(33,149,350)	(3,111,988)
Blue Chip Growth Fund	54,997,849	12,070,474	(2,140,043)	9,930,431
Large Cap Growth Fund	69,886,993	12,705,180	(2,902,182)	9,802,998
Concentrated Growth Fund	80,450,613	13,924,133	(4,022,201)	9,901,932
Mid Cap Value Fund	470,658,598	7,695,342	(36,142,006)	(28,446,664)
Mid Cap Growth Fund	318,573,543	49,536,126	(22,496,262)	27,039,864
Small Cap Value Fund	306,559,585	8,291,381	(33,513,850)	(25,222,469)
Small Cap Index Fund	76,479,992	7,686,054	(10,651,641)	(2,965,587)
Global Fund	53,272,017	6,984,445	(5,138,070)	1,846,375
Foreign Fund	340,186,775	61,421,872	(16,293,442)	45,128,430
Conservative Allocation Fund	154,236	3,343	(2,894)	449
Balanced Allocation Fund	154,839	3,240	(3,604)	(364)
Moderate Allocation Fund	155,178	2,890	(3,939)	(1,049)
Growth Allocation Fund	155,602	2,869	(4,702)	(1,833)
Aggressive Allocation Fund	155,894	2,674	(5,167)	(2,493)

Notes to Financial Statements (Continued)

At December 31, 2007, the following Funds had available, for Federal income tax purposes, unused capital losses:

Expiring 2014
Blue Chip Growth Fund	$216,675
Large Cap Growth Fund	527,453
Small Cap Value Fund	4,165,906

Net capital loss carryforwards may be applied against any net realized taxable gains in each succeeding year, or until their respective expiration dates, whichever occurs first.

Certain differences exist from the amounts reflected in the Statement of Changes in Net Assets primarily due to the character of short-term capital gains treated as ordinary income for tax purposes.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital.

The tax character of distributions paid during the year ended December 31, 2007 was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
Asset Allocation Fund	$8,838,949	$3,937,517	$-
Equity Income Fund	10,959,285	7,122,757	-
Income & Growth Fund	4,756,729	5,327,099	5,314
Growth & Income Fund	7,614,704	6,745,650	9,050
Blue Chip Growth Fund	234,912	-	20,962
Large Cap Growth Fund	112,565	-	-
Concentrated Growth Fund	3,244,044	1,730,302	-
Mid Cap Value Fund	49,295,888	4,435,549	-
Mid Cap Growth Fund	4,085,085	10,042,157	-
Small Cap Value Fund	2,320,011	-	48,275
Small Cap Index Fund	1,030,496	1,919,336	-
Global Fund	1,704,610	1,280,022	-
Foreign Fund	9,834,753	3,484,785	-
Conservative Allocation Fund	2,986	-	-
Balanced Allocation Fund	3,233	-	-
Moderate Allocation Fund	3,353	-	-
Growth Allocation Fund	3,383	-	-
Aggressive Allocation Fund	3,387	-	-

Notes to Financial Statements (Continued)

The tax character of distributions paid during the year ended December 31, 2006 was as follows:

	Ordinary Income	Long Term Capital Gain	Short Term Capital Gain	Return of Capital
Asset Allocation Fund	$4,441,989	$-	$-	$-
Equity Income Fund	3,452,327	974	-	-
Income & Growth Fund	2,125,212	-	-	89,214
Growth & Income Fund	2,200,151	-	-	-
Blue Chip Growth Fund	123,335	-	-	2,984
Large Cap Growth Fund	80,325	-	-	-
Concentrated Growth Fund	107,796	-	-	6,998
Mid Cap Value Fund	10,143,421	20,189	-	-
Small Cap Value Fund	1,371,509	-	-	22,007
Small Cap Index Fund	249,541	27,911	-	-
Global Fund	635,331	-	-	-
Foreign Fund	2,798,551	-	-	82,071

At December 31, 2007, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)*
Asset Allocation Fund	$167,666	$-	$(329,929)	$(1,576,347)
Equity Income Fund	673,011	5,006,158	(20,704)	8,490,768
Income & Growth Fund	-	-	(3,131,785)	10,047,264
Growth & Income Fund	-	-	(249,909)	(3,111,988)
Blue Chip Growth Fund	-	(216,675)	(92,231)	9,930,662
Large Cap Growth Fund	-	(527,453)	(5,173)	9,802,998
Concentrated Growth Fund	-	-	(2,317,375)	9,901,932
Mid Cap Value Fund	15,644	-	(11,117,991)	(28,444,746)
Mid Cap Growth Fund	801,909	3,730,658	(19,583)	27,040,279
Small Cap Value Fund	-	(4,165,906)	(10,030,701)	(25,213,049)
Small Cap Index Fund	-	591,894	(14,449)	(2,955,627)
Global Fund	-	163,279	(3,966)	1,847,152
Foreign Fund	118,077	-	(17,057)	45,079,569
Conservative Allocation Fund	1	1,146	-	449
Balanced Allocation Fund	-	1,502	-	(364)
Moderate Allocation Fund	-	1,721	-	(1,049)
Growth Allocation Fund	-	2,114	-	(1,833)
Aggressive Allocation Fund	-	2,402	-	(2,493)

*Includes unrealized appreciation (depreciation) on investments, derivatives and foreign currency denominated assets and liabilities if any.

The following Funds have elected to pass through foreign tax credit for the year ended December 31, 2007.

Amount
Global Fund	$49,483
Foreign Fund	633,537

Notes to Financial Statements (Continued)

Pursuant to Section 852 of the Internal Revenue Code, the following Funds have designated capital gain dividends for the year ended December 31, 2007.

Long Term Capital Dividend
Asset Allocation Fund	$3,937,517
Equity Income Fund	7,122,757
Income & Growth Fund	5,327,099
Growth & Income Fund	6,745,650
Concentrated Growth Fund	1,730,302
Mid Cap Value Fund	4,435,549
Mid Cap Growth Fund	10,042,157
Small Cap Index Fund	1,919,336
Global Fund	1,280,022
Foreign Fund	3,484,785

The following Funds elected to defer to January 1, 2008 post-October capital losses:

Amount
Asset Allocation Fund	$185,811
Income & Growth Fund	3,025,657
Growth & Income Fund	229,933
Blue Chip Growth Fund	87,984
Concentrated Growth Fund	2,298,066
Mid Cap Value Fund	11,089,902
Small Cap Value Fund	10,007,314

The following Funds elected to defer to January 1, 2008 post-October currency losses:

Amount
Blue Chip Growth Fund	$1,747
Concentrated Growth Fund	13,641

During the year ended December 31, 2007 the Funds adopted Financial Accounting Standards Board Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48") with the impact of such adoption being recognized on June 29, 2007 in accordance with guidance provided by the Securities and Exchange Commission. The adoption of FIN 48 did not have a material effect on the net asset value, financial condition or results of operations of the Funds as there was no liability required for the recognition for unrecognized tax benefits during the year, nor were there any such liabilities to be recorded to the beginning net asset value of the Funds.

To the extent required, the Funds recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statements of Operations. During the year ended December 31, 2007, the Funds did not incur any interest or penalties. The Funds are subject to examination by U.S. federal, state and foreign tax authorities for returns filed after 2004, 2005 and 2006, respectively.

Notes to Financial Statements (Continued)

7.  Investment in Affiliated Issuers
  A summary of the Fund's transactions in the securities of these issuers during the period ended December 31, 2007, was as follows:

	Number of Shares Held, Beginning of Period	Purchases	Sales	Number of Shares Held, End of Period	Value, End of Period	Dividend Income	Realized Gains Distributions
Conservative Allocation Fund
Blue Chip Growth Fund	-	1,329	-	1,329	$15,781	$66	$-
Equity Fund	-	440	-	440	10,270	194	999
Equity Income Fund	-	978	-	978	10,533	167	315
Inflation-Protected Bond Fund	-	2,971	-	2,971	31,409	582	-
Managed Bond Fund	-	3,155	-	3,155	38,745	1,000	-
Mid Cap Growth Fund	-	419	-	419	4,682	4	226
Mid Cap Value Fund	-	309	-	309	2,838	32	282
Small Cap Equity Fund	-	485	-	485	4,371	34	335
Oppenheimer Global Securities Fund, Non-Service Shares	-	168	-	168	6,143	-	-
Oppenheimer International Fund, Non-Service Shares	-	2,941	-	2,941	6,265	-	-
Oppenheimer Strategic Bond Fund, Non-Service Shares	-	4,253	-	4,253	23,648	-	-
Totals					$154,685	$2,079	$2,157
Balanced Allocation Fund
Blue Chip Growth Fund	-	1,197	-	1,197	$14,203	$59	$-
Concentrated Growth Fund, Class I	-	848	-	848	9,405	20	525
Equity Fund	-	502	-	502	11,737	222	1,143
Equity Income Fund	-	1,257	-	1,257	13,542	215	405
Inflation-Protected Bond Fund	-	2,971	-	2,971	31,409	582	-
Managed Bond Fund	-	1,893	-	1,893	23,248	600	-
Mid Cap Growth Fund	-	419	-	419	4,682	4	226
Mid Cap Value Fund	-	464	-	464	4,257	47	422
Small Cap Equity Fund	-	485	-	485	4,370	34	335
Oppenheimer Global Securities Fund, Non-Service Shares	-	168	-	168	6,143	-	-
Oppenheimer International Fund, Non-Service Shares	-	3,676	-	3,676	7,831	-	-
Oppenheimer Strategic Bond Fund, Non-Service Shares	-	4,253	-	4,253	23,648	-	-
Totals					$154,475	$1,783	$3,056

Notes to Financial Statements (Continued)

	Number of Shares Held, Beginning of Period	Purchases	Sales	Number of Shares Held, End of Period	Value, End of Period	Dividend Income	Realized Gains Distributions
Moderate Allocation Fund
Blue Chip Growth Fund	-	1,329	-	1,329	$15,781	$66	$-
Concentrated Growth Fund, Class I	-	989	-	989	10,972	23	613
Equity Fund	-	502	-	502	11,737	222	1,143
Equity Income Fund	-	1,397	-	1,397	15,047	239	450
Inflation-Protected Bond Fund	-	2,229	-	2,229	23,557	437	-
Managed Bond Fund	-	1,893	-	1,893	23,248	600	-
Mid Cap Growth Fund	-	419	-	419	4,682	4	226
Mid Cap Value Fund	-	618	-	618	5,677	63	563
Small Cap Equity Fund	-	485	-	485	4,370	34	335
Small Cap Growth Equity Fund	-	273	-	273	4,651	5	156
Oppenheimer Global Securities Fund, Non-Service Shares	-	210	-	210	7,678	-	-
Oppenheimer International Fund, Non-Service Shares	-	5,147	-	5,147	10,963	-	-
Oppenheimer Strategic Bond Fund, Non-Service Shares	-	2,836	-	2,836	15,766	-	-
Totals					$154,129	$1,693	$3,486
Growth Allocation Fund
Blue Chip Growth Fund	-	1,728	-	1,728	$20,515	$85	$-
Concentrated Growth Fund, Class I	-	1,272	-	1,272	14,107	29	788
Equity Fund	-	628	-	628	14,672	277	1,427
Equity Income Fund	-	1,677	-	1,677	18,056	287	540
Inflation-Protected Bond Fund	-	1,337	-	1,337	14,134	262	-
Managed Bond Fund	-	1,010	-	1,010	12,399	321	-
Mid Cap Growth Fund	-	558	-	558	6,243	5	302
Mid Cap Value Fund	-	618	-	618	5,676	63	563
Small Cap Equity Fund	-	646	-	646	5,827	45	446
Small Cap Growth Equity Fund	-	273	-	273	4,651	6	156
Oppenheimer Global Securities Fund, Non-Service Shares	-	252	-	252	9,214	-	-
Oppenheimer International Fund, Non-Service Shares	-	7,353	-	7,353	15,662	-	-
Oppenheimer Strategic Bond Fund, Non-Service Shares	-	2,268	-	2,268	12,613	-	-
Totals					$153,769	$1,380	$4,222

Notes to Financial Statements (Continued)

	Number of Shares Held, Beginning of Period	Purchases	Sales	Number of Shares Held, End of Period	Value, End of Period	Dividend Income	Realized Gains Distributions
Aggressive Allocation Fund
Blue Chip Growth Fund	-	1,861	-	1,861	$22,094	$92	$-
Concentrated Growth Fund, Class I	-	1,413	-	1,413	15,674	33	876
Equity Fund	-	628	-	628	14,672	277	1,428
Equity Income Fund	-	1,677	-	1,677	18,056	286	540
Inflation-Protected Bond Fund	-	594	-	594	6,282	116	-
Managed Bond Fund	-	379	-	379	4,649	120	-
Mid Cap Growth Fund	-	838	-	838	9,365	8	452
Mid Cap Value Fund	-	773	-	773	7,096	79	704
Small Cap Equity Fund	-	808	-	808	7,284	57	558
Small Cap Growth Equity Fund	-	455	-	455	7,752	9	259
Oppenheimer Global Securities Fund, Non-Service Shares	-	378	-	378	13,821	-	-
Oppenheimer International Fund, Non-Service Shares	-	10,294	-	10,294	21,926	-	-
Oppenheimer Strategic Bond Fund, Non-Service Shares	-	851	-	851	4,730	-	-
Totals					$153,401	$1,077	$4,817

8.  Indemnifications
   Under the Funds' organizational documents, current and former Trustees and Officers are provided with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds, and shareholders are indemnified against personal liability for obligations of the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

9.  New Accounting Pronouncements
   In September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("SFAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 determines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Funds' financial statement disclosures.

10.  Proxy Voting (Unaudited)
   A description of the policies and procedures that each Fund's investment adviser and sub-advisers use to vote proxies relating to the Fund's portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the Securities and Exchange Commission's website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com and on the Securities and Exchange Commission's website at http://www.sec.gov.

Notes to Financial Statements (Continued)

11.  Quarterly Reporting (Unaudited)
   The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC website at http://www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

12.  Trustees' Approval of Investment Advisory Contracts (Unaudited)
   At a meeting held on May 9, 2007, the Board of Trustees of MML Trust (the "Board"), including the Trustees who are not "interested persons" (as such term is defined in the 1940 Act) of MML Trust, the Adviser or Sub-Advisers (the "Independent Trustees") approved the amended Sub-Advisory Agreement ("Amended Sub-Advisory Agreement") with T. Rowe Price Associates, Inc. ("T. Rowe Price") for the Blue Chip Growth Fund. Under the Amended Sub-Advisory Agreement, a modification would be made to the investment sub-advisory fee, whereby the investment sub-advisory fee would decrease.

In approving the Amended Sub-Advisory Agreement, the Board discussed with Management and considered a wide range of information about, among other things: (i) T. Rowe Price and its personnel with responsibilities for providing services to the Fund; (ii) the terms of the Amended Sub-Advisory Agreement; (iii) the scope and quality of services provided by T. Rowe Price under the Amended Sub-Advisory Agreement; (iv) the fees payable to T. Rowe Price by the Adviser; and (v) T. Rowe Price's practices regarding the selection and compensation of brokers and dealers that execute portfolio transactions for the Fund, and the brokers' and dealers' provision of brokerage and research services to T. Rowe Price.

Based on the foregoing, the Board concluded that (i) the sub-advisory fee amount under the Amended Sub-Advisory Agreement was fair and reasonable; (ii) overall, the Board was satisfied with the nature, extent and quality of services provided, and expected to be provided in the future, under the Amended Sub-Advisory Agreement; and (iii) the terms of the Amended Sub-Advisory Agreement are fair and reasonable with respect to the Fund and are in the best interest of the Fund's shareholders. After carefully considering the information summarized above, the Board, including the Independent Trustees voting separately, unanimously voted to approve the Amended Sub-Advisory Agreement.

Prior to the votes being taken to approve the Amended Sub-Advisory Agreement, the Independent Trustees met separately in executive session to discuss the appropriateness of the contract. In their deliberations with respect to these matters, the Independent Trustees were advised by their independent legal counsel. The Independent Trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Board, including the Independent Trustees, did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

The Amended Sub-Advisory Agreement took effect on November 28, 2007.

At a meeting held on August 7, 2007, the Board, including the Independent Trustees, approved the Advisory Agreements for the Conservative Allocation Fund, Balanced Allocation Fund, Moderate Allocation Fund, Growth Allocation Fund and Aggressive Allocation Fund (the "MML Asset Allocation Funds") subject to approval by the shareholders of each Fund of the respective Advisory Agreement. In preparation for the meeting, the Trustees requested, and the Adviser provided in advance of the meeting, certain materials relevant to the consideration of the Advisory Agreements. The Board also received, in advance of the meeting, memoranda prepared by counsel to the Independent Trustees addressing their duties and responsibilities in approving the Advisory Agreements, including identification of types of information relevant to such consideration.

At the meeting, representatives of the Adviser made an extensive presentation concerning the Advisers' operations and capabilities as well as the investment strategies to be pursued by the MML Asset Allocation Funds.

In approving the Advisory Agreements, the Board considered the materials provided by the Adviser in advance of the Meeting and information discussed with Management at the Meeting relating to the Adviser and the nature, scope and quality of services the Adviser would provide to the Funds. The Board examined the Adviser's ability to provide investment oversight, administrative and shareholders services to each Fund. The Board also considered the experience and qualifications of the personnel of the Adviser that would be performing, or overseeing the performance of, the services to be provided to

Notes to Financial Statements (Continued)

each MML Asset Allocation Fund and the needs of each Fund for administrative and shareholder services. Based on the above, the Board concluded that the resources to be devoted by the Adviser were appropriate to fulfill effectively its duties under the Advisory Agreements.

The Board considered a number of factors to be relevant to the interests of shareholders of the MML Asset Allocation Funds. Such factors included (i) the financial condition, stability and business strategy of the Adviser, (ii) the ability of the Adviser with respect to regulatory compliance and the ability to monitor compliance with the investment policies of each MML Asset Allocation Fund, (iii) the profitability of the Adviser, (iv) possible economies of scale, and (v) any conditions affecting the Adviser's future provision of high quality services to the MML Asset Allocation Funds.

Based on the foregoing, the Board determined that (i) the resources to be devoted by the Adviser were appropriate to fulfill effectively its duties under the Advisory Agreements for the MML Asset Allocation Funds, (ii) the anticipated scope and quality of the services to be provided by the Adviser were satisfactory to merit approval of the Advisory Agreements, (iii) the Adviser's projected levels of profitability from its relationship to the MML Asset Allocation Funds were not excessive and that the advisory fees payable under the Advisory Agreements were fair and reasonable, and (iv) the terms of the Advisory Agreements were fair and reasonable with respect to each MML Asset Allocation Fund and were in the best interests of each Fund's shareholders. After carefully considering the information summarized above, the Board, including the Independent Trustees voting separately, unanimously voted to approve the Advisory Agreements.

Prior to the votes being taken to approve the Advisory Agreements, the Independent Trustees met separately in executive session to discuss the appropriateness of such contracts. In their deliberations with respect to these matters, the Independent Trustees were advised by their independent legal counsel. The Independent Trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Board, including the Independent Trustees, did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

The Advisory Agreements took effect on August 31, 2007.

At a meeting held on November 6, 2007, the Board, including the Independent Trustees, approved a new Sub-Advisory Agreement ("New Sub-Advisory Agreement) with AllianceBernstein L.P ("AllianceBernstein") for the Small Cap Value Fund and approved an amended Sub-Advisory Agreement ("Amended Sub-Advisory Agreement") with Legg Mason Capital Management, Inc. ("Legg Mason") for the Concentrated Growth Fund.

After arriving at the decision to add a co-sub-adviser, in addition to Goldman Sachs Asset Management, L.P. ("Goldman Sachs"), to the Small Cap Value Fund, the Trustees determined that it would be appropriate to find another sub-adviser that would complement Goldman Sachs. The sub-adviser should be a stable firm with a strong organization and brand, should have an experienced portfolio manager and should have a track record that represented a successful and consistent approach. After careful consideration, the Trustees determined that AllianceBernstein provided the best opportunity for the Fund.

Under the Amended Sub-Advisory Agreement, a modification would be made to the investment sub-advisory fee for the Concentrated Growth Fund, whereby the fee schedule would include breakpoints based on Aggregate Assets. For the purposes of this Amended Sub-Advisory Agreement, "Aggregate Assets" shall mean the aggregate of (i) the average daily net assets of the Fund determined at the close of the New York Stock Exchange on each day that the Exchange is open for trading, and (ii) the average daily net assets of all other funds or accounts of MassMutual or its affiliates, including other funds registered under the 1940 Act, for which Legg Mason provides investment advisory services, and which have substantially the same investment objectives, policies and investment strategies, determined at the close of the Exchange on each day that the Exchange is open for trading.

In approving the New Sub-Advisory Agreement and the Amended Sub-Advisory Agreement, the Board considered information about, among other things: (i) each Sub-Adviser and its personnel with responsibilities for providing services to the Funds; (ii) the terms of the New Sub-Advisory Agreement and the Amended Sub-Advisory Agreement; (iii) the scope and quality of the services that each Sub-Adviser will provide to the Funds under the respective agreements; (iv) the historical investment

Notes to Financial Statements (Continued)

performance track record of each Sub-Adviser, (v) the fees payable to each Sub-Adviser by the Adviser and, with regard to the New Sub-Advisory Agreement, the effect of such fees on the profitability of the Adviser; and (vi) each Sub-Adviser's practices regarding the selection and compensation of brokers and dealers that execute portfolio transactions for the Funds, and the brokers' and dealers' provision of brokerage and research services to each Sub-Adviser.

Based on the foregoing, the Board concluded that (i) with regard to the New Sub-Advisory Agreement, the Adviser's level of profitability from its relationship to the Fund was not excessive, and that the sub-advisory fee amounts under the New Sub-Advisory Agreement and the Amended Sub-Advisory Agreement were fair and reasonable; (ii) overall, the Board was satisfied with the nature, extent and quality of services provided, and expected to be provided in the future, as applicable, under the New Sub-Advisory Agreement and the Amended Sub-Advisory Agreement; and (iii) the terms of the New Sub-Advisory Agreement and the Amended Sub-Advisory Agreement are fair and reasonable with respect to the Funds and are in the best interest of each Fund's shareholders. After carefully considering the information summarized above, the Board, including the Independent Trustees voting separately, unanimously voted to approve the New Sub-Advisory Agreement and the Amended Sub-Advisory Agreement.

Prior to the votes being taken to approve the New Sub-Advisory Agreement and the Amended Sub-Advisory Agreement, the Independent Trustees met separately in executive session to discuss the appropriateness of such contracts. In their deliberations with respect to these matters, the Independent Trustees were advised by their independent legal counsel. The Independent Trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Board, including the Independent Trustees, did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

The New Sub-Advisory Agreement for the Small Cap Value Fund became effective November 28, 2007. The Amended Sub-Advisory Agreement for the Concentrated Growth Fund became effective on December 17, 2007.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MML Series Investment Fund and Shareholders of MML Asset Allocation Fund, MML Equity Income Fund, MML Income and Growth Fund, MML Growth and Income Fund, MML Blue Chip Growth Fund, MML Large Cap Growth Fund, MML Concentrated Growth Fund, MML Mid Cap Value Fund, MML Mid Cap Growth Fund, MML Small Cap Value Fund, MML Small Cap Index Fund, MML Global Fund, MML Foreign Fund, MML Conservative Allocation Fund, MML Balanced Allocation Fund, MML Moderate Allocation Fund, MML Growth Allocation Fund, and MML Aggressive Allocation Fund:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of MML Asset Allocation Fund, MML Equity Income Fund, MML Income and Growth Fund, MML Growth and Income Fund, MML Blue Chip Growth Fund, MML Large Cap Growth Fund, MML Concentrated Growth Fund, MML Mid Cap Value Fund, MML Mid Cap Growth Fund, MML Small Cap Value Fund, MML Small Cap Index Fund, MML Global Fund, MML Foreign Fund, MML Conservative Allocation Fund, MML Balanced Allocation Fund, MML Moderate Allocation Fund, MML Growth Allocation Fund, and MML Aggressive Allocation Fund (collectively the "Funds"), eighteen of the funds comprising the MML Series Investment Fund (the "MML Trust"), as of December 31, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the MML Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The MML Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits include consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion of the effectiveness of the MML Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures include confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2007, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Boston, Massachusetts
February 15, 2008

Trustees and Officers (Unaudited)

The following table lists MML Trust's Trustees and Officers as of December 31, 2007; their address and age; their position with MML Trust; the length of time holding that position with MML Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. MML Trust's Statement of Additional Information includes additional information about MML Trust's Trustees and is available, without charge, upon request by calling 1-888-309-3539 or by writing MML Funds, c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0111, Attention: Retirement Services Marketing.

Disinterested Trustees	Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
	Richard W. Greene Age: 72	Chairman and Trustee of MML Trust	Since 1999	Retired.	55	Trustee (since 1996), MassMutual Select Funds (open-end investment company).

	Richard H. Ayers Age: 65	Trustee of MML Trust	Since 1999	Retired.	55	Director, Applera Corporation; Trustee (since 1996), MassMutual Select Funds (open-end investment company).

	Allan W. Blair Age: 59	Trustee of MML Trust	Since 2003	President and Chief Executive Officer (since 1996), Economic Development Council of Western Massachusetts; President and Chief Executive Officer (since 1984), Westover Metropolitan Development Corporation.	55	Director (since 2001), Future Works, Inc.; Trustee (since 2003), MassMutual Select Funds (open-end investment company).

	Mary E. Boland Age: 68	Trustee of MML Trust	Since 1973	Attorney at Law (since 2004); Attorney at Law (1965-2004), Egan, Flanagan and Cohen, P.C. (law firm), Springfield, MA.	55	Trustee (since 1994), MassMutual Select Funds (open-end investment company).

	R. Alan Hunter, Jr. Age: 61	Trustee of MML Trust	Since 2003	Retired.	55	Director (since 2007), Actuant Corporation; Trustee (since 2003), MassMutual Select Funds (open-end investment company).

	F. William Marshall, Jr. Age: 65	Trustee of MML Trust	Since 1996	Consultant (since 1999).	94	Trustee (since 2000), Board II Oppenheimer Funds; Trustee (since 1996), MassMutual Select Funds (open-end investment company).

Trustees and Officers (Unaudited) (Continued)

Interested Trustees	Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
	Robert E. Joyal Age: 62	Trustee of MML Trust	Since 2003	Retired; President (2001-2003), Managing Director (2000-2001) Executive Director (1999-2000), David L. Babson & Company Inc.	57	Trustee (since 2003), President (1999-2003), MassMutual Corporate Investors and MassMutual Participation Investors (closed-end investment companies); Director (since 2003), Pemco Aviation Group, Inc.; Director (since 2006), Jefferies Group, inc. (investment bank); Director (since 2007), Scottish Re Group Ltd.; Trustee (since 2003), MassMutual Select Funds (open-end investment company).

	Frederick C. Castellani Age: 61	Trustee Vice President of MML Trust	Since 2001 Since 2006	Executive Vice President (since 2001), Senior Vice President (1996-2001), MassMutual.	87	Trustee and President (since 2001), MassMutual Select Funds (open-end investment company); Trustee, Vice Chairman and Vice President (since 2006) MML Series II Investment Fund (open-end investment company); Vice Chairman, Trustee, and President (since 2006), Vice President (2004-2006), MassMutual Premier Funds (open-end investment company).

Trustees and Officers (Unaudited) (Continued)

Principal Officers who are Not Trustees	Name, Address*, and Age	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
	Richard J. Byrne Age: 45	President of MML Trust	Since 2007	Vice President (since 2007), Assistant Vice President (2003-2007), MassMutual; Vice President (1997-2003), ING/Aetna Financial Services; President (since 2007), MML Series II Investment Fund (open-end investment company).	32

	Nicholas H. Palmerino Age: 42	Chief Financial Officer and Treasurer of MML Trust	Since 2006	Assistant Vice President (since 2006), MassMutual; Vice President (2006), Consultant (2005-2006), JP Morgan Chase Worldwide Securities Services; Senior Vice President (2003-2004), CDC IXIS Asset Management Services, Inc. and CDC IXIS Asset Management Advisers, L.P.; Vice President (1996-2003), Loomis Sayles & Company, L.P.; Chief Financial Officer and Treasurer (since 2006), MassMutual Select Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MassMutual Premier Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MML Series II Investment Fund (open-end investment company).	87

	Kristin L. Fafard Age: 41	Vice President of MML Trust	Since 2005	Assistant Vice President (since 2005), Managing Director (2000-2003), MassMutual; Assistant Vice President (2000-2003), Allmerica Asset Management; Vice President (since 2005), MassMutual Select Funds (open-end investment company); Vice President (since 2005), MassMutual Premier Funds (open-end investment company); Vice President (since 2005), MML Series II Investment Fund (open-end investment company).	87

	Philip S. Wellman Age: 43	Vice President and Chief Compliance Officer of MML Trust	Since 2007	Vice President, Compliance (since 2007), Assistant Vice President and Associate General Counsel (2005-2006), MassMutual; Director, Office of General Counsel (2005-2006), Merrill Lynch, Pierce, Fenner & Smith Incorporated; Senior Vice President and Assistant General Counsel (2000-2006), Advest, Inc.; Vice President and Chief Compliance Officer (since 2007), MassMutual Select Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series II Investment Fund (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MassMutual Premier Funds (open-end investment company).	87

	John E. Deitelbaum Age: 39	Vice President, Secretary and Chief Legal Officer of MML Trust	Since 2006	Corporate Vice President and Associate General Counsel (since 2007), Vice President and Associate General Counsel (2006-2007), Second Vice President and Associate General Counsel (2000-2006), MassMutual; Vice President, Secretary and Chief Legal Officer (since 2006), MassMutual Select Funds (open-end investment company); Vice President, Clerk and Chief Legal Officer (since 2006), MML Series II Investment Fund (open-end investment company); Vice President, Clerk and Chief Legal Officer (since 2006), MassMutual Premier Funds (open-end investment company).	87

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Eric H. Wietsma Age: 41	Vice President of MML Trust	Since 2006	Corporate Vice President (since 2007),Vice President (2005-2007), MassMutual; Vice President (1999-2005), Hartford Life Insurance Company; Vice President (since 2006), MassMutual Select Funds (open-end investment company); Vice President (since 2006), MML Series II Investment Fund (open-end investment company); Vice President (since 2006), MassMutual Premier Funds (open-end investment company).	87

Stephen J. Brunette Age: 37	Vice President of MML Trust	Since 2007	Assistant Vice President (since 2007), Director (2006-2007), Investment Consultant (2003-2006), MassMutual; Vice President (since 2007), MML Series II Investment Fund (open-end investment company).	32

*  The address of each Trustee and Principal Officer is the same as that for MML Trust; 1295 State Street, Springfield, Massachusetts 01111.

**  Each Trustee of MML Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his successor or until he dies, resigns or is removed. Notwithstanding the foregoing, unless the Trustees determine that is desirable and in the best interest of MML Trust than an exception to the retirement policy of the Trust be made, a Trustee shall retire and cease to serve as a Trustee as of the first board meeting following the date on which the Trustee attains the age of seventy-two years.

Federal Tax Information (Unaudited)

For corporate shareholders, a portion of the ordinary dividends paid during the Fund's year ended December 31, 2007 qualified for the dividends received deduction, as follows:

Fund Name	Dividends Received Deduction
Asset Allocation Fund	27.32%
Equity Income Fund	65.90%
Income & Growth Fund	66.26%
Growth & Income Fund	50.46%
Blue Chip Growth Fund	100.00%
Large Cap Growth Fund	98.67%
Concentrated Growth Fund	17.03%
Mid Cap Value Fund	7.95%
Mid Cap Growth Fund	47.42%
Small Cap Value Fund	78.11%
Small Cap Index Fund	53.85%
Global Fund	27.99%
Foreign Fund	-
Conservative Allocation Fund	17.54%
Balanced Allocation Fund	20.69%
Moderate Allocation Fund	22.23%
Growth Allocation Fund	26.90%
Aggressive Allocation Fund	29.09%

Under Section 854(b)(2) of the Code, the Funds hereby designate the following maximum amounts as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the period ended December 31, 2007:

Fund Name	Qualified Dividend Income
Asset Allocation Fund	27.79%
Equity Income Fund	62.14%
Income & Growth Fund	60.36%
Growth & Income Fund	48.46%
Blue Chip Growth Fund	100.00%
Large Cap Growth Fund	98.67%
Concentrated Growth Fund	16.37%
Mid Cap Value Fund	12.60%
Mid Cap Growth Fund	51.65%
Small Cap Value Fund	67.39%
Small Cap Index Fund	39.85%
Global Fund	71.73%
Foreign Fund	53.15%
Conservative Allocation Fund	19.12%
Balanced Allocation Fund	22.40%
Moderate Allocation Fund	24.10%
Growth Allocation Fund	29.03%
Aggressive Allocation Fund	31.48%

Other Information (Unaudited)

Fund Expenses December 31, 2007

Expense Examples	The following information is in regards to expenses for the six months ended December 31, 2007:
As a shareholder of the Funds, you incur ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
These examples are based on an investment of $1,000 invested for the six months ended December 31, 2007.

Actual Expenses	The four columns of the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Operating Expenses Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes	The last two columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the last two columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Asset Allocation Fund	$1,000.00	0.57%	$964.60	$2.82	$1,022.33	$2.91
Equity Income Fund	$1,000.00	0.79%	$954.70	$3.89	$1,021.22	$4.02
Income & Growth Fund	$1,000.00	0.71%	$920.50	$3.44	$1,021.63	$3.62
Growth & Income Fund	$1,000.00	0.52%	$934.40	$2.54	$1,022.58	$2.65
Blue Chip Growth Fund	$1,000.00	0.85%	$1,035.60	$4.36	$1,020.92	$4.33
Large Cap Growth Fund	$1,000.00	0.73%	$1,061.40	$3.79	$1,021.53	$3.72
Concentrated Growth Fund
Class I	$1,000.00	0.76%	$1,018.70	$3.87	$1,021.37	$3.87
Class II	$1,000.00	0.66%	$1,019.20	$3.36	$1,021.88	$3.36
Mid Cap Value Fund	$1,000.00	0.89%	$891.10	$4.24	$1,020.72	$4.53
Mid Cap Growth Fund	$1,000.00	0.81%	$1,020.60	$4.13	$1,021.12	$4.13
Small Cap Value Fund	$1,000.00	0.81%	$816.10	$3.71	$1,021.12	$4.13
Small Cap Index Fund	$1,000.00	0.43%	$917.20	$2.08	$1,023.04	$2.19

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Global Fund
Class I	$1,000.00	0.71%	$956.60	$3.50	$1,021.63	$3.62
Class II	$1,000.00	0.61%	$957.40	$3.01	$1,022.13	$3.11
Foreign Fund	$1,000.00	1.00%	$1,021.50	$5.10	$1,020.16	$5.09
Conservative Allocation Fund**	$1,000.00	0.20%	$1,030.90	$0.68	$1,024.20	$1.02
Balanced Allocation Fund**	$1,000.00	0.20%	$1,029.60	$0.68	$1,024.20	$1.02
Moderate Allocation Fund**	$1,000.00	0.20%	$1,026.30	$0.68	$1,024.20	$1.02
Growth Allocation Fund**	$1,000.00	0.20%	$1,024.50	$0.68	$1,024.20	$1.02
Aggressive Allocation Fund**	$1,000.00	0.20%	$1,021.50	$0.68	$1,024.20	$1.02

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2007, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year, unless stated otherwise.

**  Actual expenses are calculated using the annualized expense ratio, multiplied by the average account value over the period from inception of the Fund on August 31, 2007, through December 31, 2007, multiplied by the number of days in the inception period and divided by the number of days in the year. Hypothetical expenses are calculated using the annualized expense ratio, multiplied by the average account value for the six months ended December 31, 2007, multiplied by the number of days in the six month period and divided by the number of days in the year.

Securities offered through registered representatives of MML Investors Services, Inc., member FINRA and SIPC (www.Þnra.org and www.sipc.org), 1295 State Street, SpringÞeld, MA 01111.

© 2008 Massachusetts Mutual Life Insurance Company. All rights reserved.

MassMutual Financial Group is a marketing name for Massachusetts Mutual Life Insurance Company (MassMutual) and its afÞliated companies and sales representatives.

L4540_a 208
C:13867-00

Item 2. Code of Ethics.

As of December 31, 2007, the Registrant adopted a Code of Ethics that applies to the Principal Executive Officer and Principal Financial Officer pursuant to the Sarbanes-Oxley Act of 2002. For the year ended December 31, 2007, there were no amendments to a provision of the Code of Ethics. A copy of its Code of Ethics is filed with this Form N-CSR under Item 12(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that Richard H. Ayers and R. Alan Hunter, Jr., both members of the Audit Committee, are audit committee financial experts as defined by the Securities and Exchange Commission (the “SEC”). Mr. Ayers and Mr. Hunter are both “independent” as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

(a)

AUDIT FEES:  The aggregate fees billed to the Registrant for professional services rendered by its independent auditors, Deloitte & Touche LLP, for the audit of the Registrant’s annual financial statements for 2007 and 2006 were $495,500 and $138,800, respectively.

(b)	AUDIT RELATED FEES: No such fees were billed to the Registrant by Deloitte & Touche LLP for 2007 or 2006.

(c)

TAX FEES:  The aggregate fees billed to the Registrant for professional services rendered by Deloitte & Touche LLP for the review of Form 1120-RIC, Form 8613, excise distribution projections, distribution calculation and reasonable out of pocket expenses for 2007 and 2006 were $130,750 and $8,100, respectively.

(d)	ALL OTHER FEES: No such fees were billed to the Registrant by Deloitte & Touche LLP for 2007 and 2006.

(e)

(1) AUDIT COMMITTEE PRE-APPOVAL POLICY:  All services to be performed for the Registrant by Deloitte & Touche LLP must be pre-approved by the audit committee. All services performed during 2007 and 2006 were pre-approved by the committee.

(2) Not applicable.

(f)	Not applicable.

(g)

The aggregate non-audit fees billed by Deloitte and Touche LLP for services rendered to the Registrant, and the Registrant’s adviser, for the fiscal years 2007 and 2006 were $240,750 and $259,561, respectively.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Schedule of Investments.

Not applicable to this filing.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this filing.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable to this filing.

Item 11. Controls and Procedures.

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) were effective as of a date within 90 days prior to the filing date of this report (the “Evaluation Date”), based on their evaluation of the effectiveness of the Registrant’s disclosure controls and procedures as of the Evaluation Date.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the Registrant’s most recent fiscal quarter  that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics (Item 2) is attached.

(a)(2) Certifications of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) are attached hereto as Exhibit 99CERT.

(a)(3) Not applicable to this filing.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b), under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)), Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	MML Series Investment Fund

By (Signature and Title)	/s/ Richard J. Byrne
Richard J. Byrne, President and Principal Executive Officer

Date	2/13/08

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Richard J. Byrne
Richard J. Byrne, President and Principal Executive Officer

Date	2/13/08

By (Signature and Title)	/s/ Nicholas H. Palmerino
Nicholas H. Palmerino, Treasurer and Principal Financial Officer

Date	2/13/08